UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23207

Brinker Capital Destinations Trust

(Exact name of registrant as specified in charter)

1055 Westlakes Drive, Suite 250

Berwyn, PA 19312

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (610) 407-5500

Date of fiscal year end:

February 29

Date of reporting period:

February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
February 29, 2020
Destinations Large Cap Equity Fund   Class / Ticker : I / DLCFX, Z / DLCZX
Destinations Small-Mid Cap Equity Fund   Class / Ticker : I / DSMFX, Z / DSMZX
Destinations International Equity Fund   Class / Ticker : I / DIEFX, Z / DIEZX
Destinations Equity Income Fund   Class / Ticker : I / DGEFX, Z / DGEZX
Destinations Real Assets Fund   Class / Ticker : I / DRAFX, Z / DRAZX
Destinations Core Fixed Income Fund   Class / Ticker : I / DCFFX, Z / DCFZX
Destinations Low Duration Fixed Income Fund   Class / Ticker : I / DLDFX, Z / DLDZX
Destinations Global Fixed Income Opportunities Fund   Class / Ticker : I / DGFFX, Z / DGFZX
Destinations Municipal Fixed Income Fund   Class / Ticker : I / DMFFX, Z / DMFZX
Destinations Multi Strategy Alternatives Fund   Class / Ticker : I / DMSFX, Z / DMSZX
Beginning on or about May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial advisor. Instead, the reports will be made available on the Funds’ website (www.destinationsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial advisor.
You may elect to receive all future reports in paper free of charge. You can contact your financial advisor to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Destinations Funds held in your account.
www.destinationsfunds.com // 877.771.7979

Shareholder Letter

Dear Shareholder,
We are pleased to provide the annual report of the Destinations Funds for the twelve-month reporting period for the fiscal year ended February 29, 2020. Please refer to the investment commentary for a detailed look at prevailing economic and market conditions during the Funds’ reporting period.
As we finalize this shareholder report in April, the world is dealing with unprecedented health, economic and lifestyle challenges stemming from the novel coronavirus (COVID-19) global pandemic. The global stock market impact has been severe, but slowing and eliminating the virus from continued human impact are most important. We have a long history of weathering volatile markets, and we are confident that we will meet this current challenge.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices to help you while you pursue your objectives and goals. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.destinationsfunds.com. On our website, you can gain immediate access to Destinations Funds information, including:
•
Fund prices and performance,

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Holdings,

•
Distributions, and

•
A host of fund literature and resources

We want to thank you for your continued confidence in the Destinations Funds and we look forward to helping you meet your financial goals.
Sincerely,
Jason B. Moore
President, Brinker Capital Destinations Trust
April 29, 2020
Important Disclosure:
Mutual fund investing involves risk. The value of your investment in a Fund could go down. Multi-investment management styles may lead to overlapping securities transactions and higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them, as well as market fluctuations and industry/economic trends etc.

Investment Commentary

Risk assets delivered mixed returns for the twelve-month fiscal year ending February 29, 2020 (the “period”) as concerns over the COVID-19 pandemic led to a sharp market sell-off at the end of the period. Central bank policy and trade were the primary drivers of performance during the first ten  months and also accounted for pockets of higher volatility. Easing global monetary policy conditions and a temporary trade truce between the US and China helped spur a rally across global equities at the end of 2019. However, markets quickly reversed course in February due to escalating uncertainty surrounding the impact of COVID-19 on global markets, erasing many of the gains experienced earlier in the period.
The S&P 500 Index was up +8.2% for the period. Sector performance was mixed with technology (+27.6%) leading returns by a large margin followed by communication services (+12.7%) and utilities (+12.7%). Energy (-25.4%) was the worst performing sector. Stalling negotiations between OPEC and Russia on the implementation of oil supply cuts coupled with declining global demand created meaningful challenges for the energy sector. Materials (-1.7%) and industrials (-1.5%) were also negative for the period. From a style perspective, large cap equities outperformed mid-cap and small cap equities. Growth outpaced value by a wide margin.
Developed international equities, as measured by MSCI EAFE Index, was flat for the period. The region benefited from some resolution on trade at the end of 2019, but global supply chain disruptions caused from the outbreak of COVID-19 created headwinds in 2020. Emerging markets, as measured by the MSCI Emerging Markets Index, declined -1.5%. De-escalating trade tensions and easing monetary policies were among the positives, but political unrest within Latin America and the large shock of the COVID-19 outbreak to the China economy, a key driver of index returns, hindered growth within the region.
Investment grade fixed income, as measured by the Bloomberg Barclays US Aggregate Index, was up +11.6%. The 10-year Treasury yield declined 165 basis points and ended the period at a low of 1.14% as heightened fears of a global recession led to a flight of safety into US Treasuries. Credit spreads sharply widened in February from their previous muted levels in response to concerns about the impact of COVID-19 on corporate earnings and economic growth. Municipals posted solid returns but finished behind taxable counterparts.
Moving forward, the COVID-19 pandemic remains a weight on the economy, financial markets, and confidence. While the crisis is causing a severe economic slowdown globally, it is at core a health crisis, not a financial crisis, and will ultimately be transitory in nature. A powerful policy response — both fiscal and monetary — is needed to bridge the gap while we solve the health crisis. The Fed has swiftly gone all-in on promoting liquidity and market functioning, and we can expect easy monetary policy for the foreseeable future. Congress followed through with fiscal packages that provide support to individuals and businesses to help until we can reopen the economy again.
The US equity market has reacted with record levels of volatility and has swiftly priced in a recession and a significant drawdown in earnings. The recent market volatility has led us to place a greater weight on the risks over the near-term, but we will be vigilant in assessing opportunities and positioning appropriately as typically risk assets move higher in advance of improvement of the economic data.
Thank you for your confidence and your support as shareholders of the Destinations Funds.
Sincerely,
Jason B. Moore
President, Brinker Capital Destinations Trust
April 29, 2020

Management’s Discussion of Fund Performance (Unaudited)
Destinations Large Cap Equity Fund

Investment Objective
The investment objective of the Destinations Large Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 4.18% compared to the Russell 1000 Index return of 7.79%. The Fund benefited from stock selection within the financials sector during the period, as well as an underweight to that sector. Detracting from the Fund’s performance was an overweight to the energy sector, stock selection within the materials sector, and stock selection within the healthcare sector.
Investment Sub-advisers
BlackRock Investment Management, LLC
Seeks to provide index exposure by replicating the total return performance of the S&P 500 Index.
Columbia Management Investment Advisers, LLC
Constructs a concentrated high growth portfolio comprised of a mix of established and emerging growth companies that are gaining market share in industries that represent a larger segment of the overall economy.
Delaware Investments Fund Advisers
Constructs a concentrated deep value portfolio that seeks to capitalize on discrepancies between intrinsic value and price.
Mellon Investments Corporation
Seeks to invest in companies with attractive valuation, strong fundamentals and a catalyst for business improvement.
Strategas Asset Management
Focuses on large capitalization companies making significant investments in public policy developments and the potential earning benefits that accrue from those investments.
T. Rowe Price Associates, Inc.
Focuses on companies with superior growth in earnings and cash flow, ability to sustain earnings momentum even during economic slowdowns, and occupation of a lucrative niche in the economy with ability to expand even during economic slowdowns.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Large Cap Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Large Cap Equity Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the Russell 1000 Index.
Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Large Cap Equity Fund	-8.76%	4.18%	8.21%
Russell 1000 Index	-8.07%	7.79%	9.71%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.97% and 0.85%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Small-Mid Cap Equity Fund

Investment Objective
The investment objective of the Destinations Small-Mid Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index. The Fund may invest a portion of its assets in securities of micro-cap companies. The Fund invests in securities of companies operating in a broad range of industries. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 0.52%, compared to a return of 2.33% for the Russell Midcap Index and -4.91% for the Russell 2000 Index over the period. The Fund benefited from strong stock selection within the healthcare, communication services, consumer staples, information technology and financials sectors. An overweight to healthcare was also a positive. Detracting from performance was stock selection within the industrials sector. An overweight position to the energy sector was also a negative but was offset by strong stock selection within the sector.
Investment Sub-advisers
Ceredex Value Advisors LLC
Employs a disciplined and methodical bottom-up stock selection process with an emphasis on dividends, valuation and fundamentals.
Driehaus Capital Management LLC
Focuses on micro and small cap companies and identifies company-specific growth-inflation points to capitalize on behavioral dynamics of the market through the integration of fundamental, macro and behavioral analysis.
LMCG Investments, LLC
Employs a classic value approach with an emphasis on purchasing high quality companies at a discount to intrinsic value.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Small-Mid Cap Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Small-Mid Cap Equity Fund from its inception (March 20, 2017) to February 29, 2020 as compared with both the Russell Midcap Index and Russell 2000 Index.
Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Small-Mid Cap Equity Fund	-10.57%	0.52%	6.79%
Russell Midcap Index	-9.42%	2.33%	6.73%
Russell 2000 Index	-11.36%	-4.91%	3.60%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.13% and 1.04%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations International Equity Fund

Investment Objective
The investment objective of the Destinations International Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest primarily in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 4.83% ahead of the MSCI All Country World ex USA Index which returned -0.19% over the period. From a sector perspective, the Fund benefited from strong stock selection within financials, materials, industrials and health care. An overweight to information technology and underweight to the energy and financials sectors also contributed positively to performance for the period. From a geographical perspective, stock selection within emerging markets was a positive, within Hong Kong and India in particular, along with stock selection within Europe and specifically the United Kingdom.
Investment Sub-advisers
BAMCO, Inc.
Employs a long-term investment approach to emerging markets that seeks out appropriately capitalized open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.
MFS Investment Management
Employs a contrarian investment process that seeks companies that are undervalued compared to intrinsic value.
T. Rowe Price Associates, Inc.
Focuses on companies with the potential to achieve long term earnings growth that have a leading market position, technological leadership or proprietary advantage and seasoned management.
Wasatch Advisors, Inc.
Targets inefficient segments of international equity markets with a focus on high-quality companies that offer long duration earnings and revenue growth and are trading at a reasonable valuation.

Management’s Discussion of Fund Performance (Unaudited)
Destinations International Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations International Equity Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the MSCI All Country World ex USA Index.
Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations International Equity Fund	-7.60%	4.83%	5.28%
MSCI AC World ex USA Index	-10.35%	-0.19%	3.72%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.30% and 1.20%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Equity Income Fund

Investment Objective
The Destinations Equity Income Fund (the “Fund”) has a primary investment objective of current income with a secondary objective of long-term capital appreciation.
Investment Strategy
The Fund will invest in dividend-paying securities of both U.S.-based and foreign companies. The Fund invests primarily in common stock, preferred stock, interests in Real Estate Investment Trusts (REITs), foreign securities, American Depositary Receipts (ADRs) and equity-linked notes that are believed to be attractively valued and to have the potential for long-term growth. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned -0.78% compared to a return of 8.16% for the S&P 500 Index over the period. The Fund’s overweight to consumer staples and utilities were contributors to performance. The fund benefited from stock selection within the utilities and healthcare sectors. An overweight to energy was the largest detractor for the period, followed by stock selection within the financials sector. The Fund’s meaningful exposure to non-US companies was a detractor as US equities outperformed international equities over the period.
Investment Sub-advisers
Federated Equity Management Company of Pennsylvania
Employs a bottom-up, fundamental approach with an emphasis on high-yielding, dividend growing stocks.
NWQ Investment Management Company LLC
Seeks to provide high current income and long-term capital appreciation by investing in global equity and income-producing securities.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Equity Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Equity Income Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the S&P 500 Index.

Growth of a Hypothetical $10,000 Investment
As of February 29, 2020
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
$13,192
$11,132
Destinations Equity Income I
S&P 500 - Total Return

Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Equity Income Fund	-11.21%	-0.78%	3.69%
S&P 500 Index	-8.27%	8.16%	9.82%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.06% and 0.89%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Real Assets Fund

Investment Objective
The investment objective of the Destinations Real Assets Fund (the “Fund”) is long term capital appreciation with some inflation protection.
Investment Strategy
The Fund will invest in “real assets” and securities that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. Real assets are defined broadly by the fund and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned -44.29% compared to a return of 5.21% for the MSCI World Index, a proxy for global developed equity markets. The Fund’s emphasis on oil and gas companies through its large allocation to a global natural resources strategy for most of the period was the largest detractor from performance as these companies significantly underperformed global equities, in particular those companies focused on natural gas.
The following chart compares the value of a hypothetical $10,000 investment in the Destinations Real Assets Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the MSCI World Index.

Growth of a Hypothetical $10,000 Investment
As of February 29, 2020
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
$12,374
$3,695
Destinations Real Assets I
MSCI World Index - Gross Return

Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Real Assets Fund	-16.37%	-44.29%	-28.58%
MSCI World Index	-8.94%	5.21%	7.47%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the

Management’s Discussion of Fund Performance (Unaudited)
Destinations Real Assets Fund (concluded)

latest prospectus, the gross and net expense ratios of the Fund were 1.25% and 1.21%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Core Fixed Income Fund

Investment Objective
The investment objective of the Destinations Core Fixed Income Fund (the “Fund”) is to maximize current income and total return.
Investment Strategy
The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans, loan participations, assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 8.97% compared to a return of 11.64% for the Bloomberg Barclays US Aggregate Index. The Fund’s shorter duration positioning was a detractor as US Treasury yields fell across the yield curve. An underweight to corporate credit was a negative, as was security selection within the credit sector. An overweight to Agency mortgage-backed securities was a negative, but security selectin within that sector was a positive. The fund’s allocation to non-Agency MBS was a negative.
Investment Sub-advisers
BlackRock Investment Managements, LLC
Provides broad fixed income market index exposure by tracking the Bloomberg Barclays US Aggregate Index.
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and invests across a broad range of fixed income sectors.
The following chart compares the value of a hypothetical $10,000 investment in the Destinations Core Fixed Income Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the Bloomberg Barclays US Aggregate Index.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Core Fixed Income Fund (concluded)

Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Core Fixed Income Fund	2.93%	8.97%	4.02%
Bloomberg Barclays US Aggregate Index	3.76%	11.64%	5.28%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.89% and 0.81%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Low Duration Fixed Income Fund

Investment Objective
The investment objective of the Destinations Low Duration Fixed Income Fund (the “Fund”) is to provide current income.
Investment Strategy
The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans and money market instruments. The Fund will normally be constructed with an average total portfolio duration of three years or less. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 2.59%, lagging the ICE BofAML US Treasury 1-3 Year Index which returned 4.61% during the period. The fund’s emphasis on credit was a detractor compared to a benchmark of all Treasuries. Specifically, credit selection within industrials was a negative, in addition to allocations to non-Agency mortgage-backed securities and emerging market debt.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Focuses on capital preservation by investing in underlying event driven high yield and investment grade corporate credit opportunities with an estimated holding life of several months to three years.
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and seeks to maximize current income through investing in a variety of fixed income sectors with an overall average effective duration of three years or less.
The following chart compares the value of a hypothetical $10,000 investment in the Destinations Low Duration Fixed Income Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the ICE BofAML US Treasury 1-3 Year Index.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Low Duration Fixed Income Fund (concluded)

Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Low Duration Fixed Income Fund	0.23%	2.59%	2.33%
ICE BofAML US Treasury 1-3 Year Index	1.41%	4.61%	2.31%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.97% and 0.93%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Global Fixed Income Opportunities Fund

Investment Objective
The investment objective of the Destinations Global Fixed Income Opportunities Fund (the “Fund”) is to maximize total return.
Investment Strategy
The Fund invests in fixed income securities including global investment grade and non-investment grade debt, global sovereign debt, bank loans, preferred securities and convertible securities. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 4.18% compared to a return of 11.22% for the Bloomberg Barclays US Universal Index. The Fund is allocated across credit sectors, including corporate credit, emerging market credit and preferred stock. Security selection was a detractor, predominantly within the industrial sector, both in corporate bonds and in bank loans. The Fund’s allocation to emerging market debt was also a detractor. The Fund did not own US Treasuries, which represented one-third of the Bloomberg Barclays US Universal Index and delivered strong performance over the period.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Employs an opportunistic approach, allocating to high yield and investment grade corporate credit securities across multiple credit opportunity types.
DoubleLine Capital LP
Employs a value-oriented, research-driven approach to identify emerging market countries and companies with the potential for improving credit fundamentals and ratings.
Nuveen Asset Management, LLC
Employs a top-down quantitative-driven process complemented by fundamental credit research analysis with a focus on relative value, resulting in a concentrated portfolio of preferred securities.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Global Fixed Income Opportunities Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Global Fixed Income Opportunities Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the Bloomberg Barclays US Universal Index.

Growth of a Hypothetical $10,000 Investment
As of February 29, 2020
12,000
11,000
10,000
9,000
$11,655
$11,003
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Destinations Global Fixed Income Opps I
Bloomberg Barclays US Universal

Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Global Fixed Income Opportunities Fund	-0.04%	4.18%	3.29%
Bloomberg Barclays US Universal Index	3.32%	11.22%	5.31%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.09% and 0.98%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Municipal Fixed Income Fund

Investment Objective
The investment objective of the Destinations Municipal Fixed Income Fund (the “Fund”) is to provide current income that is exempt from federal income taxation.
Investment Strategy
The Fund invests in fixed income securities that pay interest that is exempt from regular federal income tax. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (included the District of Columbia) or a political subdivision, agency or instrumentality thereof, primarily in investment grade debt obligations. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 7.38% compared to a return of 5.71% for the ICE BofAML US Municipal Securities 1-10 Year Index. Security selection within revenue and general obligation bonds contributed to performance for the period, along with security selection within the smaller healthcare and transportation sectors. Security selection within New York and Washington was positive.
Investment Sub-advisers
Northern Trust Investments, Inc.
Employs a relative value, high quality approach to municipal bonds that seeks to identify undervalued securities and sectors.
FIAM LLC
Seeks a high level of tax-exempt income while focusing on fundamental credit analysis, yield curve positioning and an analysis of security-specific structural characteristics.
The following chart compares the value of a hypothetical $10,000 investment in the Destinations Municipal Fixed Income Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the ICE BofAML US Municipal Securities 1-10 Year Index.

Growth of a Hypothetical $10,000 Investment
As of February 29, 2020
12,000
11,000
10,000
9,000
$11,791
$11,077
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Destinations Municipal Fixed Income I
ICE BofA US Taxable Municipal Securities (1-10 Y) (USD Unhedged)

Management’s Discussion of Fund Performance (Unaudited)
Destinations Municipal Fixed Income Fund (concluded)

Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Municipal Fixed Income Fund	2.63%	7.38%	3.52%
ICE BofAML US Municipal Securities 1-10 Yr Index	1.75%	5.71%	3.58%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.95% and 0.80%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Multi Strategy Alternatives Fund

Investment Objective
The investment objective of the Destinations Multi Strategy Alternatives Fund (the “Fund”) is capital appreciation with reduced correlation to equity and fixed income markets.
Investment Strategy
The Fund employs a strategy intended to generate long term growth across market cycles with reduced correlation to equity and fixed income markets. The Fund may invest across multiple strategies including long/short credit, long/short equity, relative value, distressed credit, global macro, event-driven and closed-ended funds. The Fund employs a multi-manager sub-advised structure.
Investment Commentary
For the fiscal year ending February 29, 2020, the Fund returned 3.76% compared to a return of 4.58% for the HFRX Global Hedge Fund Index. An allocation to an event driven strategy was a positive contributor to performance over the period. An allocation to distressed credit, with an emphasis on the energy sector, detracted from the Fund’s performance.
Investment Sub-advisers
Avenue Capital Group II, L.P.
Employs a total return, event-driven long/short credit approach supported by in-depth, bottom-up credit research, resulting in a focused portfolio diversified across capital structure and geography.
Driehaus Capital Management LLC
Employs a concentrated approach seeking asymmetric payoff profiles in directional long, directional short and relative value arbitrage strategies, focusing on liquid credit, equity and derivative securities.
LMCG Investments, LLC
Employs a quantitative approach based on proprietary analytics to exploit pricing inefficiencies in structured credit markets.
RiverNorth Capital Management, LLC
Seeks to exploit the anomaly of closed-end fund discounts in the secondary market though investing in equity, fixed income and hybrid closed-end funds.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Multi Strategy Alternatives Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Multi Strategy Alternatives Fund from its inception (March 20, 2017) to February 29, 2020 as compared with the HFRX Global Hedge Fund Index.
Average Total Returns as of February 29, 2020
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Multi Strategy Alternatives Fund	0.94%	3.76%	2.97%
HFRX Global Hedge Fund Index	-1.03%	4.58%	1.52%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 2.07% and 1.59%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
The Fund’s adviser has contractually agreed to waive a portion of its management fee as necessary to keep the management fee from exceeding 0.39% more than the sub-advisory fees paid by the Adviser. Waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by the Adviser plus 0.39. The waiver is in effect until June 30, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustee.

Fund Expenses

Example
All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of  $1,000 invested on September 1, 2019 and held for the six months ended February 29, 2020.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.
Based on Actual Total Return(1)
Fund	Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Destinations Large Cap Equity Fund – Class I	1.05%	$1,000.00	$1,010.49	0.81%	$4.05
Destinations Large Cap Equity Fund – Class Z	1.14%	1,000.00	1,011.37	0.66%	3.30
Destinations Small-Mid Cap Equity Fund – Class I	(0.97)%	1,000.00	990.28	1.09%	5.39
Destinations Small-Mid Cap Equity Fund – Class Z	(0.92)%	1,000.00	990.79	0.94%	4.65
Destinations International Equity Fund – Class I	1.92%	1,000.00	1,019.20	1.17%	5.87
Destinations International Equity Fund – Class Z	1.93%	1,000.00	1,019.29	1.02%	5.12
Destinations Equity Income Fund – Class I	(2.18)%	1,000.00	978.21	0.89%	4.38
Destinations Equity Income Fund – Class Z	(2.18)%	1,000.00	978.23	0.74%	3.64
Destinations Real Assets Fund – Class I	(11.98)%	1,000.00	880.20	0.34%	1.59
Destinations Real Assets Fund – Class Z	(7.93)%	1,000.00	920.74	0.19%	0.91
Destinations Core Fixed Income Fund – Class I	2.81%	1,000.00	1,028.06	0.80%	4.03
Destinations Core Fixed Income Fund – Class Z	2.81%	1,000.00	1,028.07	0.65%	3.28
Destinations Low Duration Fixed Income Fund – Class I	0.78%	1,000.00	1,007.78	0.96%	4.79
Destinations Low Duration Fixed Income Fund – Class Z	0.83%	1,000.00	1,008.35	0.82%	4.09
Destinations Global Fixed Income Opportunities Fund – Class I	1.16%	1,000.00	1,011.65	1.00%	5.00
Destinations Global Fixed Income Opportunities Fund – Class Z	1.22%	1,000.00	1,012.18	0.86%	4.30
Destinations Municipal Fixed Income Fund – Class I	2.21%	1,000.00	1,022.10	0.80%	4.02
Destinations Municipal Fixed Income Fund – Class Z	2.28%	1,000.00	1,022.77	0.65%	3.27
Destinations Multi Strategy Alternatives Fund – Class I	4.13%	1,000.00	1,041.32	1.38%	7.00
Destinations Multi Strategy Alternatives Fund – Class Z	4.20%	1,000.00	1,042.02	1.22%	6.19

(1)
For the six months ended February 29, 2020.

(2)
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from expense ratios in the Financial Highlights.

(4)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182 days for Class I and Class Z) in the most recent period, then divided by 366 (to reflect the period).

Fund Expenses (concluded)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Based on Hypothetical Total Return(1)
Fund	Hypothethical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Destinations Large Cap Equity Fund – Class I	5.00%	$1,000.00	$1,020.84	0.81%	$4.07
Destinations Large Cap Equity Fund – Class Z	5.00%	1,000.00	1,021.58	0.66%	3.32
Destinations Small-Mid Cap Equity Fund – Class I	5.00%	1,000.00	1,019.44	1.09%	5.47
Destinations Small-Mid Cap Equity Fund – Class Z	5.00%	1,000.00	1,020.19	0.94%	4.72
Destinations International Equity Fund – Class I	5.00%	1,000.00	1,019.05	1.17%	5.87
Destinations International Equity Fund – Class Z	5.00%	1,000.00	1,019.79	1.02%	5.12
Destinations Equity Income Fund – Class I	5.00%	1,000.00	1,020.44	0.89%	4.47
Destinations Equity Income Fund – Class Z	5.00%	1,000.00	1,021.18	0.74%	3.72
Destinations Real Assets Fund – Class I	5.00%	1,000.00	1,023.17	0.34%	1.71
Destinations Real Assets Fund – Class Z	5.00%	1,000.00	1,025.41	0.19%	0.96
Destinations Core Fixed Income Fund – Class I	5.00%	1,000.00	1,020.89	0.80%	4.02
Destinations Core Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.63	0.65%	3.27
Destinations Low Duration Fixed Income Fund – Class I	5.00%	1,000.00	1,020.09	0.96%	4.82
Destinations Low Duration Fixed Income Fund – Class Z	5.00%	1,000.00	1,020.79	0.82%	4.12
Destinations Global Fixed Income Opportunities Fund – Class I	5.00%	1,000.00	1,019.89	1.00%	5.02
Destinations Global Fixed Income Opportunities Fund – Class Z	5.00%	1,000.00	1,020.59	0.86%	4.32
Destinations Municipal Fixed Income Fund – Class I	5.00%	1,000.00	1,020.89	0.80%	4.02
Destinations Municipal Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.63	0.65%	3.27
Destinations Multi Strategy Alternatives Fund – Class I	5.00%	1,000.00	1,018.00	1.38%	6.92
Destinations Multi Strategy Alternatives Fund – Class Z	5.00%	1,000.00	1,018.80	1.22%	6.12

(1)
For the six months ended February 29, 2020.

(2)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from net expense ratios in the Financial Highlights.

(3)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182 days for Class I and Class Z) in the period, then divided by 366 (to reflect the period).

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 98.4%
BASIC MATERIALS – 2.4%
Chemicals – 1.8%
7,009	Air Products & Chemicals Inc.	$1,539,247
3,371	Albemarle Corp.	275,917
3,843	Celanese Corp., Class A Shares	360,243
480,137	CF Industries Holdings Inc.	17,697,850
187,839	Dow Inc.	7,590,574
370,161	DuPont de Nemours Inc.	15,879,907
112,533	Eastman Chemical Co.	6,921,905
7,974	Ecolab Inc.	1,438,908
4,121	FMC Corp.	383,665
3,395	International Flavors & Fragrances Inc.(a)	406,653
40,521	Linde PLC	7,739,916
8,163	LyondellBasell Industries NV, Class A Shares	583,328
392,904	Mosaic Co.	6,691,155
7,519	PPG Industries Inc.	785,359
2,612	Sherwin-Williams Co.	1,349,751
	Total Chemicals	69,644,378
Forest Products & Paper – 0.2%
196,100	International Paper Co.	7,247,856
Iron/Steel – 0.0%
9,641	Nucor Corp.	398,655
Mining – 0.4%
806,803	Freeport-McMoRan Inc.	8,035,758
172,683	Newmont Corp.	7,706,842
	Total Mining	15,742,600
	TOTAL BASIC MATERIALS	93,033,489
COMMUNICATIONS – 15.9%
Advertising – 0.1%
12,328	Interpublic Group of Cos., Inc.	263,326
56,606	Omnicom Group Inc.	3,921,664
	Total Advertising	4,184,990
Internet – 11.9%
254,646	Alibaba Group Holding Ltd., ADR*	52,966,368
40,870	Alphabet Inc., Class A Shares*	54,735,147
28,317	Alphabet Inc., Class C Shares*	37,925,808
57,677	Amazon.com Inc.*	108,649,049
17,246	Booking Holdings Inc.*	29,243,352
4,569	CDW Corp.	521,871
24,315	eBay Inc.	842,271
4,443	Expedia Group Inc.	438,169
2,000	F5 Networks Inc.*	239,900

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Internet – (continued)
480,453	Facebook Inc., Class A Shares*	$92,472,789
19,634	IAC/InterActiveCorp*	4,004,158
28,797	Match Group Inc.*(a)	1,871,805
3,810	MercadoLibre Inc.*	2,347,074
71,184	Netflix Inc.*	26,269,031
18,232	NortonLifeLock Inc.	346,955
46,658	Proofpoint Inc.*	4,976,076
53,140	Roku Inc., Class A Shares*	6,040,424
31,400	Spotify Technology SA*	4,305,568
254,100	Tencent Holdings Ltd.	12,582,678
151,802	Tencent Music Entertainment Group, ADR*	1,841,358
230,579	Twitter Inc.*	7,655,223
39,786	VeriSign Inc.*	7,549,394
	Total Internet	457,824,468
Media – 1.6%
4,985	Charter Communications Inc., Class A Shares*	2,458,453
169,066	Comcast Corp., Class A Shares	6,835,338
5,028	Discovery Inc., Class A Shares*	129,220
10,665	Discovery Inc., Class C Shares*	267,691
8,140	DISH Network Corp., Class A Shares*	272,853
230,914	Fox Corp., Class A Shares	7,098,296
5,424	Fox Corp., Class B Shares	165,161
13,051	News Corp., Class A Shares	157,591
3,678	News Corp., Class B Shares	45,754
494,433	ViacomCBS Inc., Class B Shares	12,167,996
265,841	Walt Disney Co.	31,276,194
	Total Media	60,874,547
Telecommunications – 2.3%
1,725	Arista Networks Inc.*	333,132
740,971	AT&T Inc.	26,096,999
31,199	CenturyLink Inc.	376,572
535,588	Cisco Systems Inc.	21,386,029
293,957	Corning Inc.	7,013,814
10,642	Juniper Networks Inc.	225,823
46,070	Motorola Solutions Inc.	7,632,878
10,065	T-Mobile US Inc.*	907,460
449,002	Verizon Communications Inc.	24,317,948
	Total Telecommunications	88,290,655
	TOTAL COMMUNICATIONS	611,174,660

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – 6.5%
Airlines – 0.3%
3,916	Alaska Air Group Inc.	$197,601
12,396	American Airlines Group Inc.	236,144
207,053	Delta Air Lines Inc.	9,551,355
15,060	Southwest Airlines Co.	695,622
6,919	United Airlines Holdings Inc.*	426,141
	Total Airlines	11,106,863
Apparel – 1.3%
244,853	Canada Goose Holdings Inc.*(a)	6,750,597
4,868	Capri Holdings Ltd.*	125,692
12,025	Hanesbrands Inc.	159,211
399,634	NIKE Inc., Class B Shares	35,719,287
75,563	PVH Corp.	5,599,974
1,661	Ralph Lauren Corp., Class A Shares	175,252
8,774	Tapestry Inc.	205,750
6,257	Under Armour Inc., Class A Shares*	88,787
6,464	Under Armour Inc., Class C Shares*	80,671
10,413	VF Corp.	749,736
	Total Apparel	49,654,957
Auto Manufacturers – 0.7%
50,256	Cummins Inc.	7,603,230
43,944	Ferrari NV	6,932,166
123,816	Ford Motor Co.	861,759
323,003	General Motors Co.	9,851,592
10,997	PACCAR Inc.	735,699
	Total Auto Manufacturers	25,984,446
Auto Parts & Equipment – 0.1%
68,735	Aptiv PLC	5,368,891
6,566	BorgWarner Inc.	207,485
	Total Auto Parts & Equipment	5,576,376
Distribution/Wholesale – 0.1%
6,504	Copart Inc.*	549,458
18,236	Fastenal Co.	624,036
9,744	LKQ Corp.*	288,227
1,387	WW Grainger Inc.	384,948
	Total Distribution/Wholesale	1,846,669
Entertainment – 0.0%
4,481	Live Nation Entertainment Inc.*	272,310
Home Builders – 0.2%
10,662	DR Horton Inc.	567,965
118,780	Lennar Corp., Class A Shares	7,167,185

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Home Builders – (continued)
110	NVR Inc.*	$403,390
8,100	PulteGroup Inc.	325,620
	Total Home Builders	8,464,160
Home Furnishings – 0.0%
4,375	Leggett & Platt Inc.	173,512
2,010	Whirlpool Corp.	256,999
	Total Home Furnishings	430,511
Housewares – 0.0%
12,116	Newell Brands Inc.	186,950
Leisure Time – 0.5%
12,736	Carnival Corp.	426,146
5,130	Harley-Davidson Inc.	156,311
6,765	Norwegian Cruise Line Holdings Ltd.*	252,064
212,090	Planet Fitness Inc., Class A Shares*	14,313,954
15,717	Royal Caribbean Cruises Ltd.	1,263,804
	Total Leisure Time	16,412,279
Lodging – 0.7%
8,972	Hilton Worldwide Holdings Inc.	872,078
218,686	Las Vegas Sands Corp.	12,751,581
8,628	Marriott International Inc., Class A Shares	1,069,872
143,123	MGM Resorts International	3,515,101
65,098	Wynn Resorts Ltd.	7,029,282
	Total Lodging	25,237,914
Retail – 2.6%
2,202	Advance Auto Parts Inc.	292,822
758	AutoZone Inc.*	782,643
7,241	Best Buy Co., Inc.	547,782
5,228	CarMax Inc.*	456,457
813	Chipotle Mexican Grill Inc., Class A Shares*	628,920
14,047	Costco Wholesale Corp.	3,949,174
3,898	Darden Restaurants Inc.	380,055
28,420	Dollar General Corp.	4,271,526
282,879	Dollar Tree Inc.*	23,487,443
139,727	Dollarama Inc.	4,107,903
7,124	Gap Inc.	102,087
4,620	Genuine Parts Co.	403,049
34,684	Home Depot Inc.	7,555,563
4,978	Kohl’s Corp.	194,889
7,386	L Brands Inc.	159,981
195,671	Lowe’s Cos., Inc.	20,852,658

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
21,571	Lululemon Athletica Inc.*	$4,689,751
10,161	Macy’s Inc.	134,430
23,945	McDonald’s Corp.	4,649,401
3,617	Nordstrom Inc.(a)	125,510
2,406	O’Reilly Automotive Inc.*	887,140
11,502	Ross Stores Inc.	1,251,188
37,551	Starbucks Corp.	2,945,125
16,112	Target Corp.	1,659,536
3,432	Tiffany & Co.	458,481
38,558	TJX Cos., Inc.	2,305,768
3,764	Tractor Supply Co.	333,152
16,609	Ulta Beauty Inc.*	4,270,008
23,839	Walgreens Boots Alliance Inc.	1,090,873
45,106	Walmart Inc.	4,857,014
83,311	Yum! Brands Inc.	7,435,507
	Total Retail	105,265,836
Textiles – 0.0%
1,890	Mohawk Industries Inc.*	228,973
Toys/Games/Hobbies – 0.0%
4,046	Hasbro Inc.	312,553
	TOTAL CONSUMER CYCLICAL	250,980,797
CONSUMER NON-CYCLICAL – 25.1%
Agriculture – 1.3%
230,833	Altria Group Inc.	9,318,728
646,875	Archer-Daniels-Midland Co.	24,354,844
220,426	Philip Morris International Inc.	18,046,277
	Total Agriculture	51,719,849
Beverages – 0.9%
116,629	Brown-Forman Corp., Class B Shares	7,162,187
122,607	Coca-Cola Co.	6,558,248
5,326	Constellation Brands Inc., Class A Shares	918,096
145,691	Molson Coors Beverage Co., Class B Shares	7,227,731
12,138	Monster Beverage Corp.*	757,533
81,951	PepsiCo Inc.	10,819,991
	Total Beverages	33,443,786
Biotechnology – 2.7%
220,879	Alexion Pharmaceuticals Inc.*	20,769,252
53,128	Amgen Inc.	10,611,255
35,882	Biogen Inc.*	11,065,650
23,796	Corteva Inc.	647,251

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
152,568	Exact Sciences Corp.*	$12,350,380
89,172	Gilead Sciences Inc.	6,184,970
75,024	Illumina Inc.*	19,931,626
15,786	Incyte Corp.*	1,190,422
2,540	Regeneron Pharmaceuticals Inc.*	1,129,208
89,320	Vertex Pharmaceuticals Inc.*	20,010,360
	Total Biotechnology	103,890,374
Commercial Services – 3.9%
13,758	Automatic Data Processing Inc.	2,128,913
2,666	Cintas Corp.	711,129
76,149	Equifax Inc.	10,816,204
2,759	FleetCor Technologies Inc.*	733,315
2,844	Gartner Inc.*	367,985
55,564	Global Payments Inc.	10,222,109
335,606	H&R Block Inc.	6,936,976
12,750	IHS Markit Ltd.	908,310
22,744	MarketAxess Holdings Inc.	7,376,561
5,163	Moody’s Corp.	1,239,275
187,243	New Oriental Education & Technology Group Inc., ADR*	23,946,507
11,313	Nielsen Holdings PLC	206,010
351,364	PayPal Holdings Inc.*	37,943,798
187,126	Quanta Services Inc.	7,135,114
3,738	Robert Half International Inc.	188,433
4,681	Rollins Inc.	175,257
33,191	S&P Global Inc.	8,825,819
279,432	Square Inc., Class A Shares*	23,285,069
94,622	TransUnion	8,413,788
2,390	United Rentals Inc.*	316,627
5,210	Verisk Analytics Inc., Class A Shares	808,123
	Total Commercial Services	152,685,322
Cosmetics/Personal Care – 0.5%
149,305	Colgate-Palmolive Co.	10,088,539
9,782	Coty Inc., Class A Shares	90,288
7,076	Estee Lauder Cos., Inc., Class A Shares	1,299,153
79,294	Procter & Gamble Co.	8,978,460
	Total Cosmetics/Personal Care	20,456,440
Food – 1.3%
5,371	Campbell Soup Co.	242,340
803,732	Conagra Brands Inc.	21,451,607
19,217	General Mills Inc.	941,633

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Food – (continued)
4,716	Hershey Co.	$679,057
8,841	Hormel Foods Corp.	367,786
3,627	JM Smucker Co.	373,545
74,507	Kellogg Co.	4,505,438
19,802	Kraft Heinz Co.	490,496
25,501	Kroger Co.	717,343
4,644	Lamb Weston Holdings Inc	403,517
3,929	McCormick & Co., Inc.	574,380
412,220	Mondelez International Inc., Class A Shares	21,765,216
16,223	Sysco Corp.	1,081,263
9,386	Tyson Foods Inc., Class A Shares	636,652
	Total Food	54,230,273
Healthcare-Products – 4.7%
283,596	Abbott Laboratories	21,845,400
88,390	ABIOMED Inc.*	13,281,481
132,744	Alcon Inc.*	8,124,162
75,126	Align Technology Inc.*	16,403,762
16,234	Baxter International Inc.	1,355,052
44,318	Boston Scientific Corp.*	1,657,050
1,576	Cooper Cos., Inc.	511,522
20,326	Danaher Corp.	2,938,733
7,072	DENTSPLY SIRONA Inc.	348,225
114,026	Edwards Lifesciences Corp.*	23,357,086
4,666	Henry Schein Inc.*	284,346
8,526	Hologic Inc.*	401,745
89,280	IDEXX Laboratories Inc.*	22,722,653
24,308	Intuitive Surgical Inc.*	12,979,500
250,441	Medtronic PLC	25,211,895
4,572	ResMed Inc.	726,765
2,696	STERIS PLC	427,640
67,044	Stryker Corp.	12,777,916
1,472	Teleflex Inc.	493,149
12,750	Thermo Fisher Scientific Inc.	3,707,700
58,385	Varian Medical Systems Inc.*	7,179,603
6,540	Zimmer Biomet Holdings Inc.	890,421
	Total Healthcare-Products	177,625,806
Healthcare-Services – 2.7%
64,767	Anthem Inc.	16,650,948
165,048	Centene Corp.*	8,750,845
92,119	DaVita Inc.*	7,150,277

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Services – (continued)
55,700	HCA Healthcare Inc.	$7,074,457
42,023	Humana Inc.	13,433,912
5,738	IQVIA Holdings Inc.*	800,394
23,141	Laboratory Corp. of America Holdings*	4,065,642
4,283	Quest Diagnostics Inc.	454,255
170,403	UnitedHealth Group Inc.	43,445,949
2,554	Universal Health Services Inc., Class B Shares	316,032
	Total Healthcare-Services	102,142,711
Household Products/Wares – 0.1%
2,655	Avery Dennison Corp.	303,971
7,803	Church & Dwight Co., Inc.	542,465
3,991	Clorox Co.	636,245
10,900	Kimberly-Clark Corp.	1,429,971
	Total Household Products/Wares	2,912,652
Pharmaceuticals – 7.0%
194,063	AbbVie Inc.	16,633,140
10,438	Allergan PLC	1,990,213
4,780	AmerisourceBergen Corp., Class A Shares	403,050
102,336	Becton Dickinson & Co.	24,337,548
581,810	Bristol-Myers Squibb Co.	34,361,699
369,500	Cardinal Health Inc.	19,258,340
166,933	Cigna Corp.	30,538,723
368,608	CVS Health Corp.	21,814,221
107,604	Eli Lilly & Co.	13,572,093
223,603	Johnson & Johnson	30,070,131
5,729	McKesson Corp.	801,258
356,531	Merck & Co., Inc.	27,296,013
381,564	Mylan NV*	6,559,085
4,328	Perrigo Co. PLC	219,386
689,664	Pfizer Inc.	23,048,571
115,237	Sarepta Therapeutics Inc.*	13,191,179
15,144	Zoetis Inc., Class A Shares	2,017,635
	Total Pharmaceuticals	266,112,285
	TOTAL CONSUMER NON-CYCLICAL	965,219,498
ENERGY – 4.4%
Oil & Gas – 3.7%
11,957	Apache Corp.	297,968
13,621	Cabot Oil & Gas Corp.	189,741
60,122	Chevron Corp.	5,611,787
3,374	Cimarex Energy Co.	111,511

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
75,079	Concho Resources Inc.	$5,106,874
353,389	ConocoPhillips	17,111,095
12,305	Devon Energy Corp.	199,833
5,124	Diamondback Energy Inc	317,688
18,498	EOG Resources Inc.	1,170,183
134,533	Exxon Mobil Corp.	6,920,378
3,500	Helmerich & Payne Inc.	129,115
301,177	Hess Corp.	16,920,124
4,721	HollyFrontier Corp.	159,003
1,652,635	Marathon Oil Corp.	13,683,818
321,209	Marathon Petroleum Corp.	15,231,731
486,982	Noble Energy Inc.	7,708,925
514,204	Occidental Petroleum Corp.	16,835,039
139,342	Phillips 66	10,431,142
184,106	Pioneer Natural Resources Co.	22,604,535
13,057	Valero Energy Corp.	865,026
	Total Oil & Gas	141,605,516
Oil & Gas Services – 0.6%
175,608	Apergy Corp.*(a)	3,266,309
20,663	Baker Hughes Co., Class A Shares	332,468
871,452	Halliburton Co.	14,779,826
12,268	National Oilwell Varco Inc.	229,534
187,537	Schlumberger Ltd.	5,080,377
13,362	TechnipFMC PLC	198,292
	Total Oil & Gas Services	23,886,806
Pipelines – 0.1%
61,935	Kinder Morgan Inc.	1,187,294
13,135	ONEOK Inc.	876,367
38,539	Williams Cos., Inc.	734,168
	Total Pipelines	2,797,829
	TOTAL ENERGY	168,290,151
FINANCIAL – 14.4%
Banks – 4.4%
710,767	Bank of America Corp.	20,256,860
451,893	Bank of New York Mellon Corp.	18,030,531
217,128	Citigroup Inc.	13,778,943
13,822	Citizens Financial Group Inc.	438,019
4,584	Comerica Inc.	241,302
22,565	Fifth Third Bancorp	550,586
5,358	First Republic Bank	538,854

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
108,639	Goldman Sachs Group Inc.	$21,811,452
32,838	Huntington Bancshares Inc.	402,922
370,865	JPMorgan Chase & Co.	43,061,135
31,318	KeyCorp	512,049
4,196	M&T Bank Corp.	589,034
383,966	Morgan Stanley	17,289,989
6,737	Northern Trust Corp.	591,239
13,933	PNC Financial Services Group Inc.	1,761,131
30,672	Regions Financial Corp.	414,686
83,154	State Street Corp.	5,663,619
1,640	SVB Financial Group*	341,382
394,946	Truist Financial Corp.	18,222,808
45,192	US Bancorp	2,098,716
122,374	Wells Fargo & Co.	4,998,978
5,420	Zions Bancorp N.A.	216,529
	Total Banks	171,810,764
Diversified Financial Services – 4.1%
1,373	Alliance Data Systems Corp.	117,913
21,335	American Express Co.	2,345,357
4,028	Ameriprise Financial Inc.	569,156
282,464	Ant International Co., Ltd., Class C Shares, Private Placement*(b)(c)@	1,816,244
3,750	BlackRock Inc., Class A Shares	1,736,288
104,137	Capital One Financial Corp.	9,191,132
62,789	Cboe Global Markets Inc.	7,157,946
172,699	Charles Schwab Corp.	7,037,484
11,395	CME Group Inc., Class A Shares	2,265,554
9,967	Discover Financial Services	653,636
155,666	E*TRADE Financial Corp.	7,126,390
8,869	Franklin Resources Inc.	192,990
52,739	Intercontinental Exchange Inc.	4,705,374
12,374	Invesco Ltd.	178,186
79,117	LPL Financial Holdings Inc.	6,288,219
116,228	Mastercard Inc., Class A Shares	33,735,177
3,648	Nasdaq Inc.	374,102
3,926	Raymond James Financial Inc.	328,331
18,903	Synchrony Financial	550,077
7,430	T Rowe Price Group Inc.	876,814
69,241	TD Ameritrade Holding Corp.	2,924,047
358,184	Visa Inc., Class A Shares	65,103,524
13,331	Western Union Co.	298,481

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Diversified Financial Services – (continued)
23,982	XP Inc., Class A Shares*	$830,976
	Total Diversified Financial Services	156,403,398
Equity Real Estate Investment Trusts (REITs) – 1.3%
3,845	Alexandria Real Estate Equities Inc.	583,979
14,084	American Tower Corp.	3,194,251
4,734	Apartment Investment & Management Co., Class A Shares	226,475
4,441	AvalonBay Communities Inc.	890,820
4,572	Boston Properties Inc.	589,514
13,220	Crown Castle International Corp.	1,894,294
6,636	Digital Realty Trust Inc.	797,050
11,687	Duke Realty Corp.	379,477
2,712	Equinix Inc.	1,553,434
242,113	Equity Residential	18,182,686
2,101	Essex Property Trust Inc.	595,339
4,118	Extra Space Storage Inc.	413,283
2,233	Federal Realty Investment Trust	259,787
15,738	Healthpeak Properties Inc.	497,950
22,804	Host Hotels & Resorts Inc.	330,202
9,130	Iron Mountain Inc.	277,643
13,425	Kimco Realty Corp.	232,924
3,627	Mid-America Apartment Communities Inc.	468,826
23,473	Prologis Inc.	1,978,304
4,777	Public Storage	998,966
10,363	Realty Income Corp.	750,178
5,328	Regency Centers Corp.	306,040
3,580	SBA Communications Corp., Class A Shares	949,022
9,757	Simon Property Group Inc.	1,200,892
2,592	SL Green Realty Corp.	203,316
9,318	UDR Inc.	419,124
11,852	Ventas Inc.	637,282
5,037	Vornado Realty Trust	269,882
12,902	Welltower Inc.	965,328
447,824	Weyerhaeuser Co.	11,634,468
	Total Equity Real Estate Investment Trusts (REITs)	51,680,736
Insurance – 4.6%
23,339	Aflac Inc.	1,000,076
186,269	Allstate Corp.	19,604,812
615,836	American International Group Inc.	25,963,646
7,445	Aon PLC	1,548,560
5,931	Arthur J Gallagher & Co.	578,213

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Insurance – (continued)
81,157	Assurant Inc.	$9,786,723
221,308	Berkshire Hathaway Inc., Class B Shares*	45,664,693
122,314	Chubb Ltd.	17,739,199
4,832	Cincinnati Financial Corp.	450,536
1,297	Everest Re Group Ltd.	321,500
3,168	Globe Life Inc.	293,547
11,461	Hartford Financial Services Group Inc.	572,477
6,306	Lincoln National Corp.	286,230
8,133	Loews Corp.	371,109
198,047	Marsh & McLennan Cos., Inc.	20,707,794
24,855	MetLife Inc.	1,061,805
8,211	Principal Financial Group Inc.	364,486
18,589	Progressive Corp.	1,359,971
12,782	Prudential Financial Inc.	964,402
8,207	Travelers Cos., Inc.	983,281
6,858	Unum Group	159,860
246,710	Voya Financial Inc.	12,986,814
54,428	Willis Towers Watson PLC	10,300,499
4,614	WR Berkley Corp.	309,784
	Total Insurance	173,380,017
Real Estate – 0.0%
10,644	CBRE Group Inc., Class A Shares*	597,554
Savings & Loans – 0.0%
14,121	People’s United Financial Inc.	197,553
	TOTAL FINANCIAL	554,070,022
INDUSTRIAL – 8.7%
Aerospace/Defense – 3.4%
12,317	Arconic Inc.	361,504
72,298	Boeing Co.	19,889,903
49,050	General Dynamics Corp.	7,832,794
80,981	L3Harris Technologies Inc.	16,012,373
25,768	Lockheed Martin Corp.	9,530,810
99,646	Northrop Grumman Corp.	32,767,591
134,330	Raytheon Co.	25,329,265
1,583	TransDigm Group Inc.	883,013
152,773	United Technologies Corp.	19,950,626
	Total Aerospace/Defense	132,557,879
Building Materials – 0.7%
4,424	Fortune Brands Home & Security Inc.	273,182
24,528	Johnson Controls International PLC	896,989

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Building Materials – (continued)
145,494	Louisiana-Pacific Corp.	$4,139,304
53,803	Martin Marietta Materials Inc.	12,241,797
9,033	Masco Corp.	373,244
104,540	Vulcan Materials Co.	12,571,980
	Total Building Materials	30,496,496
Electrical Components & Equipment – 0.1%
7,268	AMETEK Inc.	625,048
19,369	Emerson Electric Co.	1,241,747
	Total Electrical Components & Equipment	1,866,795
Electronics – 0.9%
9,840	Agilent Technologies Inc.	758,369
2,954	Allegion PLC	339,680
9,427	Amphenol Corp., Class A Shares	864,267
135,971	FLIR Systems Inc.	5,774,688
97,796	Fortive Corp.	6,763,571
4,594	Garmin Ltd.	406,064
22,719	Honeywell International Inc.	3,684,340
5,964	Keysight Technologies Inc.*	565,149
774	Mettler-Toledo International Inc.*	543,116
3,533	PerkinElmer Inc.	305,392
28,730	Roper Technologies Inc.	10,104,341
10,635	TE Connectivity Ltd.	881,323
2,049	Waters Corp.*	399,330
	Total Electronics	31,389,630
Engineering & Construction – 0.0%
4,308	Jacobs Engineering Group Inc.	397,801
Environmental Control – 0.5%
5,345	Pentair PLC	210,540
6,697	Republic Services Inc., Class A Shares	604,471
184,018	Waste Management Inc.	20,391,035
	Total Environmental Control	21,206,046
Hand/Machine Tools – 0.0%
1,744	Snap-on Inc.	252,444
4,833	Stanley Black & Decker Inc.	694,502
	Total Hand/Machine Tools	946,946
Machinery-Construction & Mining – 0.1%
17,572	Caterpillar Inc.	2,183,145
Machinery-Diversified – 0.4%
10,012	Deere & Co.	1,566,678
4,619	Dover Corp.	474,556

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Machinery-Diversified – (continued)
4,362	Flowserve Corp.	$175,309
159,044	Gardner Denver Holdings Inc.*	5,215,052
66,809	Hexagon AB, Class B Shares	3,564,204
2,418	IDEX Corp.	357,864
3,674	Rockwell Automation Inc.	674,179
91,025	Westinghouse Air Brake Technologies Corp.	6,253,417
5,726	Xylem Inc.	442,849
	Total Machinery-Diversified	18,724,108
Miscellaneous Manufacturers – 1.3%
66,655	3M Co.	9,947,592
183,378	AO Smith Corp.	7,252,600
88,866	Eaton Corp. PLC	8,061,924
712,293	General Electric Co.	7,749,748
9,300	Illinois Tool Works Inc.	1,560,354
51,506	Ingersoll-Rand PLC	6,646,334
4,085	Parker-Hannifin Corp.	754,785
176,271	Textron Inc.	7,156,603
	Total Miscellaneous Manufacturers	49,129,940
Packaging & Containers – 0.0%
51,514	Amcor PLC	480,111
10,401	Ball Corp.	732,854
3,010	Packaging Corp. of America	272,766
5,139	Sealed Air Corp.	155,763
8,200	WestRock Co.	272,650
	Total Packaging & Containers	1,914,144
Shipbuilding – 0.2%
33,702	Huntington Ingalls Industries Inc.	6,926,772
Transportation – 1.1%
4,300	CH Robinson Worldwide Inc.	296,270
24,726	CSX Corp.	1,741,947
5,415	Expeditors International of Washington Inc.	381,324
56,797	FedEx Corp.	8,018,033
39,960	JB Hunt Transport Services Inc.	3,853,742
3,152	Kansas City Southern	474,943
8,291	Norfolk Southern Corp.	1,511,864
2,030	Old Dominion Freight Line Inc.	393,414
86,945	Union Pacific Corp.	13,894,680
99,212	United Parcel Service Inc., Class B Shares	8,977,694
	Total Transportation	39,543,911
	TOTAL INDUSTRIAL	337,283,613

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – 18.7%
Computers – 2.8%
20,193	Accenture PLC, Class A Shares	$3,646,654
277,952	Apple Inc.	75,980,958
17,411	Cognizant Technology Solutions Corp., Class A Shares	1,060,852
8,140	DXC Technology Co.	196,255
4,514	Fortinet Inc.*	460,699
41,144	Hewlett Packard Enterprise Co.	526,232
47,119	HP Inc.	979,604
80,464	International Business Machines Corp.	10,472,390
70,143	Leidos Holdings Inc.	7,200,179
7,257	NetApp Inc.	339,047
7,351	Seagate Technology PLC	352,481
95,663	Western Digital Corp.	5,315,036
	Total Computers	106,530,387
Office/Business Equipment – 0.3%
205,936	Xerox Holdings Corp.	6,631,139
17,751	Zebra Technologies Corp., Class A Shares*	3,744,929
	Total Office/Business Equipment	10,376,068
Semiconductors – 5.0%
283,096	Advanced Micro Devices Inc.*	12,875,206
11,711	Analog Devices Inc.	1,277,085
515,895	Applied Materials Inc.	29,983,817
27,789	ASML Holding NV, Class NY Registered Shares, ADR	7,689,494
93,013	Broadcom Inc.	25,357,204
689,967	Intel Corp.	38,306,968
1,185	IPG Photonics Corp.*	151,253
5,017	KLA Corp.	771,163
4,613	Lam Research Corp.	1,353,593
227,389	Marvell Technology Group Ltd.	4,843,386
8,604	Maxim Integrated Products Inc.	478,554
64,204	Microchip Technology Inc.	5,823,945
135,235	Micron Technology Inc.*	7,107,952
133,233	NVIDIA Corp.	35,982,236
3,694	Qorvo Inc.*	371,543
212,687	QUALCOMM Inc.	16,653,392
5,417	Skyworks Solutions Inc.	542,675
29,722	Texas Instruments Inc.	3,392,469
7,996	Xilinx Inc.	667,586
	Total Semiconductors	193,629,521

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – 10.6%
457,161	Activision Blizzard Inc.	$26,574,769
93,159	Adobe Inc.*	32,151,034
5,138	Akamai Technologies Inc.*	444,489
2,721	ANSYS Inc.*	658,999
15,632	Atlassian Corp. PLC, Class A Shares*	2,266,015
44,929	Autodesk Inc.*	8,576,048
3,645	Broadridge Financial Solutions Inc.	380,392
8,922	Cadence Design Systems Inc.*	590,101
9,987	Cerner Corp.	691,799
3,892	Citrix Systems Inc.	402,394
43,100	Datadog Inc., Class A Shares*	1,945,965
9,284	Electronic Arts Inc.*	941,119
127,776	Fidelity National Information Services Inc.	17,852,863
105,295	Fiserv Inc.*	11,515,061
130,509	Intuit Inc.	34,695,818
2,446	Jack Henry & Associates Inc.	371,156
543,316	Microsoft Corp.	88,022,625
78,912	MSCI Inc., Class A Shares	23,313,761
429,885	Oracle Corp.	21,262,112
10,129	Paychex Inc.	784,795
10,643	Paycom Software Inc.*	3,008,244
289,736	salesforce.com Inc.*	49,371,014
121,525	ServiceNow Inc.*	39,628,087
147,210	Slack Technologies Inc., Class A Shares*	3,977,614
183,010	Splunk Inc.*	26,962,863
20,012	Stripe Inc, Series C*(b)(c)@	313,988
4,780	Synopsys Inc.*	659,305
3,599	Take-Two Interactive Software Inc.*	386,821
28,484	Temenos AG*	4,052,481
41,651	VMware Inc., Class A Shares*	5,019,779
27,859	Workday Inc., Class A Shares*	4,826,572
2,652	Zoom Video Communications Inc., Class A Shares*	278,460
	Total Software	411,926,543
	TOTAL TECHNOLOGY	722,462,519
UTILITIES – 2.3%
Electric – 2.3%
21,109	AES Corp.	353,154
7,642	Alliant Energy Corp.	398,301
7,823	Ameren Corp.	618,017
89,593	American Electric Power Co., Inc.	7,997,071

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – (continued)
Electric – (continued)
15,969	CenterPoint Energy Inc.	$367,606
9,025	CMS Energy Corp.	545,291
10,570	Consolidated Edison Inc.	833,127
26,171	Dominion Energy Inc.	2,046,049
6,108	DTE Energy Co.	682,080
23,180	Duke Energy Corp.	2,125,606
374,910	Edison International	25,190,203
6,331	Entergy Corp.	740,157
7,246	Evergy Inc.	473,526
10,294	Eversource Energy	890,019
30,909	Exelon Corp.	1,332,487
17,180	FirstEnergy Corp.	765,025
34,866	NextEra Energy Inc.	8,812,730
8,000	NRG Energy Inc.	265,680
3,574	Pinnacle West Capital Corp.	319,837
663,163	PPL Corp.	19,901,522
16,080	Public Service Enterprise Group Inc.	825,065
49,905	Sempra Energy	6,975,721
33,346	Southern Co.	2,012,765
10,030	WEC Energy Group Inc.	926,070
16,674	Xcel Energy Inc.	1,039,124
	Total Electric	86,436,233
Gas – 0.0%
3,795	Atmos Energy Corp.	391,834
11,877	NiSource Inc.	320,916
	Total Gas	712,750
Water – 0.0%
5,748	American Water Works Co., Inc.	710,798
	TOTAL UTILITIES	87,859,781
	TOTAL COMMON STOCKS (Cost – $3,344,787,688)	3,790,374,530
PREFERRED STOCKS – 0.1%
COMMUNICATIONS – 0.0%
Internet – 0.0%
2,858	DoorDash Inc., Series G, Private Placement*(b)(c)@	542,154
CONSUMER CYCLICAL – 0.1%
Auto Manufacturers – 0.1%
48,210	Aurora Innovation Inc., Series B, Private Placement*(b)(c)@	445,475
213,270	Rivian Automotive Inc.*(b)(c)@	2,291,373
	Total Auto Manufacturers	2,736,848
	TOTAL CONSUMER CYCLICAL	2,736,848

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – 0.0%
Electrical Components & Equipment – 0.0%
48,400	GM Cruise Holdings LLC, Class F Shares, Private Placement*(b)(c)@	$883,300
TECHNOLOGY – 0.0%
Software – 0.0%
15,057	Magic Leap Inc., Series D, Private Placement*(b)(c)@	325,231
17,300	Uipath Inc., Series D1, Private Placement*(b)(c)@	680,784
2,905	Uipath Inc., Series D2, Private Placement*(b)(c)@	114,317
	Total Software	1,120,332
	TOTAL TECHNOLOGY	1,120,332
	TOTAL PREFERRED STOCKS (Cost – $5,363,942)	5,282,634
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $3,350,151,630)	3,795,657,164
Face Amount†
SHORT-TERM INVESTMENTS – 1.5%
TIME DEPOSITS – 1.5%
$1,511,630	Banco Bilbao Vizcaya Argentaria SA – Madrid, 0.950% due 3/2/20	1,511,630
34,865,214	Banco Santander SA – Frankfurt, 0.950% due 3/2/20	34,865,214
	Brown Brothers Harriman – Grand Cayman:
4GBP	0.330% due 3/2/20	6
5,839CAD	0.820% due 3/2/20	4,350
4	0.950% due 3/2/20	4
367,533	China Construction Bank – New York, 0.950% due 3/2/20	367,533
12,806,317	Citibank – New York, 0.950% due 3/2/20	12,806,317
280,602HKD	Hong Kong & Shanghai Bank – Hong Kong, 0.630% due 3/2/20	35,997
7,009,960	JPMorgan Chase & Co. – New York, 0.950% due 3/2/20	7,009,960
	TOTAL TIME DEPOSITS (Cost – $56,601,011)	56,601,011
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.3%
MONEY MARKET FUND – 0.3%
$12,604,329	Federated Government Obligations Fund, Premier Class, 1.474%(d) (Cost – $12,604,329)	12,604,329
	TOTAL INVESTMENTS – 100.3% (Cost – $3,419,356,970)	3,864,862,504
	Liabilities in Excess of Other Assets – (0.3%)	(14,316,328)
	TOTAL NET ASSETS – 100.0%	$3,850,546,176

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (continued)

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $7,412,866 and represents 0.19% of net assets.

(c)
Security is valued in good faith at fair value by or under the procedures approved by the Board of Trustees using significant unobservable inputs.

(d)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
Ant International Co., Ltd., Class C Shares, Private Placement	6/7/18	$1,584,623	$1,816,244	0.05%
Aurora Innovation Inc., Series B, Private Placement	3/1/2019	445,475	445,475	0.01%
DoorDash Inc., Series G, Private Placement	11/12/2019	542,154	542,154	0.01%
GM Cruise Holdings LLC, Class F Shares, Private Placement	5/7/2019	883,300	883,300	0.02%
Magic Leap Inc., Series D, Private Placement	10/12/17	406,539	325,231	0.01%
Rivian Automotive Inc.	12/23/2019	2,291,373	2,291,373	0.06%
Stripe Inc, Series C	12/17/2019	313,988	313,988	0.01%
Uipath Inc., Series D1, Private Placement	4/26/2019	680,784	680,784	0.02%
Uipath Inc., Series D2, Private Placement	4/26/2019	114,317	114,317	0.00%
Total			$7,412,866	0.19%
Abbreviations used in this schedule:
ADR
 — American Depositary Receipts

LLC
 — Limited Liability Company

PLC
 — Public Limited Company

Summary of Investments by Security Sector^
Consumer Non-cyclical	25.0%
Technology	18.7
Communications	15.8
Financial	14.3
Industrial	8.7
Consumer Cyclical	6.6
Energy	4.4
Basic Materials	2.4
Utilities	2.3
Short-Term Investments	1.5
Money Market Fund	0.3
100.0%

^ As a percentage of total investments.

Schedules of Investments
February 29, 2020
Destinations Large Cap Equity Fund (concluded)

At February 29, 2020, Destinations Large Cap Equity Fund had open exchange traded futures contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized (Depreciation)
Contracts to Buy:
S&P 500 E-mini Index March Futures	64	3/20	$10,247,232	$9,443,200	$(804,032)
At February 29, 2020, Destinations Large Cap Equity Fund had deposited cash of  $422,400 with a broker or brokers as margin collateral on open exchange traded futures contracts.
Currency Abbreviations used in this schedule:
CAD
 —  Canadian Dollar

GBP
 —  British Pound

HKD
 —  Hong Kong Dollar

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 95.4%
BASIC MATERIALS – 3.3%
Chemicals – 3.0%
21,577	Cabot Corp.	$806,548
41,113	HB Fuller Co.	1,612,863
21,609	Ingevity Corp.*	973,269
43,800	International Flavors & Fragrances Inc.(a)	5,246,364
102,878	Olin Corp.	1,665,595
100,300	PPG Industries Inc.	10,476,335
49,564	Sensient Technologies Corp.	2,437,558
100,062	Valvoline Inc.	1,951,209
48,969	WR Grace & Co.	2,769,687
	Total Chemicals	27,939,428
Iron/Steel – 0.1%
52,741	Allegheny Technologies Inc.*	901,343
Mining – 0.2%
202,143	Livent Corp.*	1,805,137
	TOTAL BASIC MATERIALS	30,645,908
COMMUNICATIONS – 6.8%
Advertising – 1.6%
466,300	Interpublic Group of Cos., Inc.	9,960,168
437,631	Telaria Inc.*	5,347,851
	Total Advertising	15,308,019
Internet – 2.7%
79,446	Cardlytics Inc.*	6,307,218
32,492	Cogent Communications Holdings Inc.	2,372,241
77,225	EverQuote Inc., Class A Shares*	3,136,879
26,556	Fiverr International Ltd.*	835,983
684,101	Limelight Networks Inc.*	3,451,290
87,558	Perficient Inc.*	3,587,251
462,096	Rubicon Project Inc.*	5,244,790
	Total Internet	24,935,652
Media – 0.4%
30,313	Nexstar Media Group Inc., Class A Shares	3,485,389
Telecommunications – 2.1%
98,600	Motorola Solutions Inc.	16,336,048
259,687	Viavi Solutions Inc.*	3,425,271
	Total Telecommunications	19,761,319
	TOTAL COMMUNICATIONS	63,490,379

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – 8.5%
Apparel – 1.1%
23,972	Carter’s Inc.	$2,192,719
40,820	Crocs Inc.*	1,068,260
22,699	Oxford Industries Inc.	1,370,792
63,500	PVH Corp.	4,705,985
37,926	Steven Madden Ltd.	1,240,180
	Total Apparel	10,577,936
Auto Manufacturers – 0.4%
593,700	Ford Motor Co.	4,132,152
Auto Parts & Equipment – 1.1%
265,100	BorgWarner Inc.	8,377,160
14,946	Douglas Dynamics Inc.	650,599
53,395	Spartan Motors Inc.	787,576
	Total Auto Parts & Equipment	9,815,335
Distribution/Wholesale – 0.6%
160,100	Fastenal Co.	5,478,622
Entertainment – 0.2%
182,904	Everi Holdings Inc.*	1,902,202
Home Builders – 1.2%
40,850	Installed Building Products Inc.*	2,698,143
14,135	LGI Homes Inc.*	1,065,072
150,253	Skyline Champion Corp.*	3,828,447
64,818	Winnebago Industries Inc.	3,363,406
	Total Home Builders	10,955,068
Home Furnishings – 0.5%
73,300	Dolby Laboratories Inc., Class A Shares	4,815,810
Leisure Time – 1.5%
107,589	Callaway Golf Co.	1,826,861
34,111	Malibu Boats Inc., Class A Shares*	1,498,838
82,722	OneWater Marine Inc., Class A Shares(a)*	1,324,379
100,200	Royal Caribbean Cruises Ltd.	8,057,082
102,745	Vista Outdoor Inc.*	755,176
	Total Leisure Time	13,462,336
Retail – 1.8%
90,799	Aspen Aerogels Inc.*	721,852
69,159	BJ’s Wholesale Club Holdings Inc.*	1,332,002
36,206	Boot Barn Holdings Inc.*	1,110,438
168,680	Express Inc.*	624,116
34,209	Freshpet Inc.*	2,273,530

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
91,198	Michaels Cos., Inc.*	$391,239
44,887	Papa John’s International Inc.	2,585,940
27,461	PetIQ Inc., Class A Shares*	854,037
33,837	Rush Enterprises Inc., Class A Shares	1,418,447
62,335	Sonic Automotive Inc., Class A Shares	1,745,380
212,651	Sportsman’s Warehouse Holdings Inc.*	1,275,906
54,000	Williams-Sonoma Inc.	3,369,060
	Total Retail	17,701,947
Storage/Warehousing – 0.1%
28,240	Mobile Mini Inc.	1,101,078
	TOTAL CONSUMER CYCLICAL	79,942,486
CONSUMER NON-CYCLICAL – 22.1%
Agriculture – 0.5%
185,135	Darling Ingredients Inc.*	4,757,969
Biotechnology – 3.9%
63,340	Apellis Pharmaceuticals Inc.*	2,192,831
33,863	Applied Therapeutics Inc.*(a)	1,407,008
31,902	Argenx SE, ADR*	4,510,305
52,705	Avrobio Inc.*	1,017,207
68,618	BELLUS Health Inc.*	601,780
44,177	Black Diamond Therapeutics Inc.*	1,192,337
169,999	Dicerna Pharmaceuticals Inc.*	3,355,780
30,621	Eidos Therapeutics Inc.*(a)	1,548,810
35,887	Forty Seven Inc.*	2,081,446
103,210	Immunovant Inc.*(a)	1,623,493
15,348	Mirati Therapeutics Inc.*	1,373,493
83,109	NeoGenomics Inc.*	2,354,478
142,488	Orchard Therapeutics PLC, ADR*	1,836,670
77,862	SpringWorks Therapeutics Inc.*	2,488,470
41,870	Turning Point Therapeutics Inc.*	2,075,496
95,455	Twist Bioscience Corp.*	2,922,832
75,096	Xenon Pharmaceuticals Inc.*	1,082,884
85,643	Y-mAbs Therapeutics Inc.*	2,519,617
	Total Biotechnology	36,184,937
Commercial Services – 3.0%
117,961	Harsco Corp.*	1,414,352
53,817	Huron Consulting Group Inc.*	3,193,501
19,148	ICF International Inc.	1,454,865
60,474	Kelly Services Inc., Class A Shares	1,004,473

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
59,357	Korn Ferry	$2,076,308
181,537	Repay Holdings Corp.*	3,182,344
724,500	Sabre Corp.	9,864,068
16,634	ShotSpotter Inc.*	592,170
178,972	Team Inc.*	2,278,314
146,084	Universal Technical Institute Inc.*	1,081,022
27,063	Vectrus Inc.*	1,409,711
	Total Commercial Services	27,551,128
Cosmetics/Personal Care – 0.3%
173,719	elf Beauty Inc.*	2,772,555
Food – 1.8%
127,586	BellRing Brands Inc., Class A Shares*	2,507,065
53,890	Cal-Maine Foods Inc.	1,880,222
101,519	Hain Celestial Group Inc.*	2,409,046
208,072	Hostess Brands Inc., Class A Shares*	2,644,595
22,447	Performance Food Group Co.*	951,753
18,561	Sanderson Farms Inc.	2,293,397
110,807	TreeHouse Foods Inc.*	4,222,855
	Total Food	16,908,933
Healthcare-Products – 6.1%
238,641	Alphatec Holdings Inc.*	1,396,050
83,010	BioLife Solutions Inc.*(a)	1,174,591
69,348	Castle Biosciences Inc.*(a)	2,076,279
20,500	Cooper Cos., Inc.	6,653,685
122,427	Envista Holdings Corp.*	3,107,197
81,663	Inspire Medical Systems Inc.*	7,012,402
28,087	Integra LifeSciences Holdings Corp.*	1,463,333
65,854	Natera Inc.*	2,496,196
105,631	OrthoPediatrics Corp.*	4,903,391
94,648	SeaSpine Holdings Corp.*	1,337,376
30,265	Tactile Systems Technology Inc.*	1,525,659
49,094	Tandem Diabetes Care Inc.*	3,665,358
151,600	Zimmer Biomet Holdings Inc.	20,640,340
	Total Healthcare-Products	57,451,857
Healthcare-Services – 1.9%
132,810	Fulgent Genetics Inc.*(a)	1,970,901
41,900	Humana Inc.	13,394,592

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Services – (continued)
123,202	SI-BONE Inc.*	$2,379,030
56,590	Vapotherm Inc.*	490,069
	Total Healthcare-Services	18,234,592
Household Products/Wares – 0.2%
29,191	Spectrum Brands Holdings Inc.	1,573,103
Pharmaceuticals – 4.4%
87,789	Avadel Pharmaceuticals PLC, ADR*(a)	877,012
49,737	Axsome Therapeutics Inc.*	3,879,486
35,157	Bioxcel Therapeutics Inc.*	1,318,387
67,323	Collegium Pharmaceutical Inc.*	1,598,921
321,223	Cytokinetics Inc.*	4,477,849
54,037	Global Blood Therapeutics Inc.*	3,456,207
50,495	Kodiak Sciences Inc.*	3,230,165
124,500	Merus NV*	2,104,050
74,556	Momenta Pharmaceuticals Inc.*	2,109,189
79,343	MyoKardia Inc.*	5,029,553
85,663	Odonate Therapeutics Inc.*	2,534,768
78,943	Prestige Consumer Healthcare Inc.*	2,949,310
52,168	Principia Biopharma Inc.*	3,367,966
120,898	Revance Therapeutics Inc.*	2,795,162
38,856	Sutro Biopharma Inc.*	378,069
43,400	Tricida Inc.*	1,379,252
	Total Pharmaceuticals	41,485,346
	TOTAL CONSUMER NON-CYCLICAL	206,920,420
DIVERSIFIED – 0.4%
Holding Companies-Diversified – 0.4%
360,447	ChaSerg Technology Acquisition Corp., Class A Shares*	4,127,118
ENERGY – 4.1%
Energy-Alternate Sources – 0.4%
525,600	Plug Power Inc.*(a)	2,281,104
63,686	TPI Composites Inc.*	1,511,905
	Total Energy-Alternate Sources	3,793,009
Oil & Gas – 3.5%
476,242	Callon Petroleum Co.*	1,081,070
220,200	Diamondback Energy Inc.	13,652,400
260,800	Marathon Petroleum Corp.	12,367,136

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
56,367	Murphy USA Inc.*	$5,495,782
21,678	PDC Energy Inc.*	412,532
	Total Oil & Gas	33,008,920
Oil & Gas Services – 0.2%
32,336	DMC Global Inc.	1,166,036
90,045	Select Energy Services Inc., Class A Shares*	585,293
	Total Oil & Gas Services	1,751,329
	TOTAL ENERGY	38,553,258
FINANCIAL – 20.3%
Banks – 6.1%
103,004	Bank of NT Butterfield & Son Ltd.	2,851,151
113,082	BankUnited Inc.	3,358,535
206,900	Comerica Inc.	10,891,216
175,108	First Horizon National Corp.	2,334,190
391,719	FNB Corp.	3,952,445
56,166	IBERIABANK Corp.	3,380,632
89,783	Meta Financial Group Inc.	2,949,371
203,300	Pinnacle Financial Partners Inc.	10,701,712
83,723	TriState Capital Holdings Inc.*	1,663,576
55,159	Triumph Bancorp Inc.*	1,868,235
101,710	Univest Financial Corp.	2,380,014
271,700	Zions Bancorp N.A.	10,854,415
	Total Banks	57,185,492
Diversified Financial Services – 0.4%
144,410	I3 Verticals Inc., Class A Shares*	4,185,002
Equity Real Estate Investment Trusts (REITs) – 4.9%
180,100	American Campus Communities Inc.	7,823,544
172,800	American Homes 4 Rent, Class A Shares	4,473,792
123,901	Blackstone Mortgage Trust Inc., Class A Shares	4,467,870
157,536	Columbia Property Trust Inc.	2,971,129
104,434	Corporate Office Properties Trust	2,646,357
176,900	Cousins Properties Inc.	6,313,561
78,604	Dynex Capital Inc.	1,344,128
152,529	Lexington Realty Trust, Class B Shares	1,581,726
309,700	Medical Properties Trust Inc.	6,543,961
28,700	SBA Communications Corp., Class A Shares	7,608,083
	Total Equity Real Estate Investment Trusts (REITs)	45,774,151

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Insurance – 7.8%
124,700	Axis Capital Holdings Ltd.	$6,998,164
123,908	BRP Group Inc., Class A Shares*	1,913,140
32,969	eHealth Inc.*	3,868,912
56,408	Goosehead Insurance Inc., Class A Shares(a)	3,059,570
10,072	Hanover Insurance Group Inc.	1,193,935
173,300	Hartford Financial Services Group Inc.	8,656,335
20,698	James River Group Holdings Ltd.	836,406
31,063	Kemper Corp.	2,138,377
24,902	Kinsale Capital Group Inc.	3,024,846
146,300	Lincoln National Corp.	6,640,557
217,869	MGIC Investment Corp.	2,620,964
81,562	Palomar Holdings Inc.*	4,144,165
85,631	ProAssurance Corp.	2,324,882
192,800	Progressive Corp.	14,105,248
66,200	Willis Towers Watson PLC	12,528,350
	Total Insurance	74,053,851
Private Equity – 0.4%
261,719	Hercules Capital Inc.(a)	3,454,691
Savings & Loans – 0.7%
104,604	Banc of California Inc.	1,603,579
257,709	Sterling Bancorp	4,272,815
	Total Savings & Loans	5,876,394
	TOTAL FINANCIAL	190,529,581
INDUSTRIAL – 14.7%
Aerospace/Defense – 1.6%
37,262	Hexcel Corp.	2,408,243
23,200	L3Harris Technologies Inc.	4,587,336
164,600	Spirit AeroSystems Holdings Inc., Class A Shares	8,697,464
	Total Aerospace/Defense	15,693,043
Building Materials – 1.6%
13,228	American Woodmark Corp.*	1,108,110
41,111	Gibraltar Industries Inc.*	2,083,094
26,700	Lennox International Inc.	6,091,071
66,200	Louisiana-Pacific Corp.	1,883,390
23,582	Masonite International Corp.*	1,733,277
46,056	Patrick Industries Inc.*	2,433,139
	Total Building Materials	15,332,081

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Electrical Components & Equipment – 2.2%
27,726	Belden Inc.	$1,107,099
320,300	Energizer Holdings Inc.	13,769,697
15,081	Generac Holdings Inc.*	1,553,192
139,235	nLight Inc.*	2,298,770
43,267	Vicor Corp.*	1,870,865
	Total Electrical Components & Equipment	20,599,623
Electronics – 1.3%
89,250	Agilent Technologies Inc.	6,878,498
126,500	FLIR Systems Inc.	5,372,455
	Total Electronics	12,250,953
Engineering & Construction – 1.0%
39,282	Arcosa Inc.	1,687,555
18,038	EMCOR Group Inc.	1,387,483
64,700	Jacobs Engineering Group Inc.	5,974,398
	Total Engineering & Construction	9,049,436
Environmental Control – 0.5%
34,883	Casella Waste Systems Inc., Class A Shares*	1,690,081
35,248	Clean Harbors Inc.*	2,450,441
	Total Environmental Control	4,140,522
Hand/Machine Tools – 1.6%
248,400	Kennametal Inc.	6,905,520
31,659	Regal Beloit Corp.	2,458,005
42,000	Stanley Black & Decker Inc.	6,035,400
	Total Hand/Machine Tools	15,398,925
Machinery-Construction & Mining – 0.3%
46,492	BWX Technologies Inc.	2,549,621
Machinery-Diversified – 1.7%
60,240	Altra Industrial Motion Corp.	1,814,429
29,270	Chart Industries Inc.*	1,666,048
160,649	Ichor Holdings Ltd.*	4,645,969
37,300	Rockwell Automation Inc.	6,844,550
25,180	SPX FLOW Inc.*	926,121
	Total Machinery-Diversified	15,897,117
Metal Fabricate/Hardware – 0.3%
42,436	CIRCOR International Inc.*	1,526,847
51,089	TriMas Corp.*	1,295,106
	Total Metal Fabricate/Hardware	2,821,953

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Miscellaneous Manufacturers – 1.2%
65,757	Enerpac Tool Group Corp., Class A Shares	$1,405,227
33,563	EnPro Industries Inc.	1,810,724
58,210	Federal Signal Corp.	1,688,090
32,684	Hillenbrand Inc.	764,806
55,813	ITT Inc.	3,357,152
33,156	Standex International Corp.	2,103,085
	Total Miscellaneous Manufacturers	11,129,084
Packaging & Containers – 0.4%
39,895	Matthews International Corp., Class A Shares	1,179,296
123,333	O-I Glass Inc.	1,331,996
58,711	Silgan Holdings Inc.	1,680,896
	Total Packaging & Containers	4,192,188
Transportation – 1.0%
51,000	FedEx Corp.	7,199,670
16,171	Saia Inc.*	1,411,890
	Total Transportation	8,611,560
	TOTAL INDUSTRIAL	137,666,106
TECHNOLOGY – 11.1%
Computers – 3.1%
20,126	CACI International Inc., Class A Shares*	4,931,272
249,239	Conduent Inc.*	815,011
120,552	Endava PLC, ADR*	6,395,284
45,988	ExlService Holdings Inc.*	3,433,004
26,180	Kornit Digital Ltd.*	1,043,273
83,997	Virtusa Corp.*	3,705,108
143,300	Western Digital Corp.	7,961,748
	Total Computers	28,284,700
Semiconductors – 6.1%
63,295	FormFactor Inc.*	1,415,909
104,243	Impinj Inc.*	3,205,472
53,068	Inphi Corp.*	3,962,057
99,700	KLA Corp.	15,324,887
176,786	MACOM Technology Solutions Holdings Inc.*	4,467,382
23,679	Semtech Corp.*	935,084
55,717	Silicon Motion Technology Corp., ADR	2,073,787
102,970	SiTime Corp.*	2,333,300
166,770	Ultra Clean Holdings Inc.*	3,487,161

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Semiconductors – (continued)
236,000	Xilinx Inc.	$19,703,640
	Total Semiconductors	56,908,679
Software – 1.9%
50,400	Broadridge Financial Solutions Inc.	5,259,744
26,017	Everbridge Inc.*	2,748,956
16,962	Five9 Inc.*	1,238,735
49,445	ManTech International Corp., Class A Shares	3,703,430
67,929	Phreesia Inc.*	2,108,516
45,954	Schrodinger Inc.*(a)	2,131,347
75,124	SVMK Inc.*	1,369,511
	Total Software	18,560,239
	TOTAL TECHNOLOGY	103,753,618
UTILITIES – 4.1%
Electric – 4.0%
27,154	Black Hills Corp.	1,960,519
273,300	FirstEnergy Corp.	12,170,049
46,025	Hawaiian Electric Industries Inc.	1,971,711
28,496	IDACORP Inc.	2,753,853
75,788	Portland General Electric Co.	4,123,625
170,100	Public Service Enterprise Group Inc.	8,727,831
36,800	Sempra Energy	5,143,904
	Total Electric	36,851,492
Gas – 0.1%
16,816	Spire Inc.	1,262,041
	TOTAL UTILITIES	38,113,533
	TOTAL COMMON STOCKS (Cost – $860,822,282)	893,742,407
EXCHANGE TRADED FUNDS (ETFs) – 2.4%
64,611	iShares Core S&P Mid-Cap	11,723,666
127,072	iShares Core S&P Small-Cap	9,249,571
12,608	iShares Russell 2000 Value	1,388,267
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $21,083,993)	22,361,504
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $881,906,275)	916,103,911

Schedules of Investments
February 29, 2020
Destinations Small-Mid Cap Equity Fund (concluded)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS – 2.3%
TIME DEPOSITS – 2.3%
$6,053,488	ANZ National Bank – London, 0.950% due 3/2/20	$6,053,488
8,968,846	Banco Bilbao Vizcaya Argentaria SA – Madrid, 0.950% due 3/2/20	8,968,846
6,696,545	Citibank – New York, 0.950% due 3/2/20	6,696,545
	TOTAL TIME DEPOSITS (Cost – $21,718,879)	21,718,879

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 2.0%
MONEY MARKET FUND – 2.0%
19,060,258	Federated Government Obligations Fund, Premier Class, 1.474%(b) (Cost – $19,060,258)	19,060,258
	TOTAL INVESTMENTS – 102.1% (Cost – $922,685,412)	956,883,048
	Liabilities in Excess of Other Assets – (2.1%)	(20,539,879)
	TOTAL NET ASSETS – 100.0%	$936,343,169

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

PLC
 —    Public Limited Company

Summary of Investments by Security Sector^
Consumer Non-cyclical	21.7%
Financial	19.9
Industrial	14.4
Technology	10.8
Consumer Cyclical	8.4
Communications	6.6
Energy	4.0
Utilities	4.0
Basic Materials	3.2
Diversified	0.4
Exchange Traded Funds (ETFs)	2.3
Short-Term Investments	2.3
Money Market Fund	2.0
100.0%

^
As a percentage of total investments.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund

Shares/Units
COMMON STOCKS – 85.2%
Argentina – 0.3%
16,732	Globant SA*	$1,890,883
6,022	MercadoLibre Inc.*	3,709,733
	Total Argentina	5,600,616
Australia – 0.9%
184,904	Appen Ltd.	2,531,687
973,410	Nanosonics Ltd.*	4,271,127
359,832	Nick Scali Ltd.(a)	1,665,509
277,702	Pro Medicus Ltd.	3,671,349
1,241,211	South32 Ltd.	1,783,944
646,117	Webjet Ltd.(a)	3,996,204
44,939	WiseTech Global Ltd.(a)	446,841
	Total Australia	18,366,661
Austria – 0.3%
193,410	Erste Group Bank AG	6,670,423
Belgium – 0.1%
11,636	Galapagos NV*	2,439,311
Bermuda – 0.3%
66,619	Golar LNG Ltd.	853,723
333,642	Hiscox Ltd.	5,296,708
	Total Bermuda	6,150,431
Brazil – 2.0%
84,969	Afya Ltd., Class A Shares*	2,020,563
73,921	Azul SA, ADR*	2,180,669
220,703	Azul SA, Class Preferred Shares*	2,192,255
320,095	B3 SA – Brasil Bolsa Balcao	3,434,227
538,971	Banco Bradesco SA, ADR	3,654,223
2,008,708	Cogna Educacao	4,530,195
298,177	Notre Dame Intermedica Participacoes SA	4,214,113
135,159	Pagseguro Digital Ltd., Class A Shares*	4,239,938
438,666	Petroleo Brasileiro SA, ADR	5,307,859
731,104	Rumo SA*	3,451,294
48,253	StoneCo Ltd., Class A Shares*	1,924,812
80,349	XP Inc., Class A Shares*	2,784,093
	Total Brazil	39,934,241
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Canada – 1.4%
36,678	Agnico Eagle Mines Ltd.	$1,740,442
461,586	Computer Modelling Group Ltd.(a)	2,397,001
27,926	Descartes Systems Group Inc.*	1,159,526
63,853	Equitable Group Inc.	4,238,789
5,404	Fairfax Financial Holdings Ltd.	2,328,004
34,397	Franco-Nevada Corp.	3,692,898
126,043	Magna International Inc.	5,775,290
27,110	Restaurant Brands International Inc.	1,585,935
718,169	Seven Generations Energy Ltd., Class A Shares*	2,953,578
31,286	Thomson Reuters Corp.	2,324,190
	Total Canada	28,195,653
China – 9.3%
54,303	58.com Inc., ADR*	2,995,897
8,044,000	AK Medical Holdings Ltd.(b)	16,778,182
152,873	Alibaba Group Holding Ltd., ADR*	31,797,584
585,000	BTG Hotels Group Co., Ltd., Class A Shares(c)	1,387,833
1,372,142	China Conch Venture Holdings Ltd.	6,719,511
264,954	China International Travel Service Corp., Ltd, Class A Shares(c)	2,957,380
1,642,311	China Mengniu Dairy Co., Ltd.*	5,859,536
588,356	CNOOC Ltd.	811,360
120,000	GDS Holdings Ltd., ADR*	6,956,400
697,190	Glodon Co., Ltd., Class A Shares(c)	4,513,822
509,200	Gree Electric Appliances Inc. of Zhuhai, Class A Shares(c)	4,382,519
3,460,890	Guangzhou Automobile Group Co., Ltd., Class H Shares(d)	3,891,751
1,682,248	Haitong Securities Co., Ltd., Class H Shares(d)	1,825,415
1,037,623	Hangzhou Hikvision Digital Technology Co., Ltd., Class A Shares(c)	5,283,850
172,815	Hangzhou Tigermed Consulting Co., Ltd., Class A Shares(c)	1,885,135
1,341,448	Hua Hong Semiconductor Ltd.(a)(b)	2,959,882
1,823,407	Kingdee International Software Group Co., Ltd.	2,353,424
28,965	Kweichow Moutai Co., Ltd., Class A Shares(c)	4,421,351
4,470,516	Lenovo Group Ltd.	2,783,131
146,677	LexinFintech Holdings Ltd., ADR*(a)	1,707,320
198,850	Meituan Dianping, Class B Shares*	2,545,732
575,304	Midea Group Co., Ltd., Class A Shares(c)	4,440,296
30,034	Momo Inc., ADR	844,556
32,617	New Oriental Education & Technology Group Inc., ADR*	4,171,388
474,831	Ping An Insurance Group Co. of China Ltd., Class H Shares(d)	5,315,214
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
China – (continued)
235,177	Shanghai Henlius Biotech Inc., Class H Shares*(b)(d)	$1,242,660
98,393	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares(c)	3,313,399
291,035	Shenzhou International Group Holdings Ltd.	3,610,155
2,072,346	Sino Biopharmaceutical Ltd.	3,047,934
670,332	Sinopharm Group Co., Ltd., Class H Shares(d)	2,096,934
113,823	Sunny Optical Technology Group Co., Ltd.	1,788,496
396,889	Tencent Holdings Ltd.	19,576,584
17,237	Tencent Holdings Ltd., ADR	855,817
82,218	Tencent Music Entertainment Group, ADR*	997,304
2,659,211	WH Group Ltd.(b)	2,729,379
1,089,881	Xiaomi Corp., Class B Shares*(b)	1,774,972
498,000	Yihai International Holding Ltd.*	3,359,124
306,857	Yunnan Baiyao Group Co., Ltd., Class A Shares(c)	3,441,548
116,662	Zai Lab Ltd., ADR*	6,412,910
	Total China	183,835,685
Denmark – 0.5%
27,153	Jyske Bank AS, Class Registered Shares*	936,118
101,358	Novozymes AS, Class B Shares	5,165,547
35,101	Royal Unibrew AS	3,020,649
36,003	Sydbank AS	670,536
	Total Denmark	9,792,850
Egypt – 0.3%
15,558,574	Cleopatra Hospital*	5,225,173
Finland – 0.0%
82,673	Wartsila OYJ Abp	860,828
France – 6.0%
32,805	Air Liquide SA	4,475,888
33,514	Airbus SE	4,095,666
48,490	Aubay	1,519,133
15,714	Cie Generale des Etablissements Michelin SCA	1,680,740
133,942	Danone SA	9,481,062
5,240	Dassault Aviation SA	5,459,313
37,218	Dassault Systemes SE	5,879,742
84,840	Esker SA	9,640,456
63,194	EssilorLuxottica SA	8,708,934
125,755	Legrand SA	9,707,160
39,418	L’Oreal SA	10,599,854
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
France – (continued)
8,248	LVMH Moet Hennessy Louis Vuitton SE	$3,402,485
46,694	MGI Digital Graphic Technology*	2,501,447
82,712	Pernod Ricard SA	13,467,990
129,119	Schneider Electric SE	13,158,434
135,073	Thales SA	13,695,384
29,632	Ubisoft Entertainment SA*	2,234,664
	Total France	119,708,352
Germany – 5.4%
22,802	Atoss Software AG	3,995,836
87,565	Bayer AG, Class Registered Shares	6,338,730
40,079	Brenntag AG	1,789,613
212,980	Deutsche Wohnen SE	8,596,072
219,221	Elmos Semiconductor AG	5,172,803
68,289	Evotec SE*(a)	1,639,221
116,688	GEA Group AG	3,088,716
129,275	Henkel AG & Co. KGaA	11,987,049
28,556	Hypoport AG*	9,595,188
176,842	Infineon Technologies AG	3,694,040
102,206	Isra Vision AG	5,646,525
24,852	Knorr-Bremse AG	2,517,953
27,736	LEG Immobilien AG	3,313,767
46,683	Mensch und Maschine Software SE	2,307,684
12,735	New Work SE	3,422,957
82,807	Nexus AG	2,969,455
75,693	SAP SE	9,318,575
3,138	Sartorius AG	719,220
16,066	Siemens AG, Class Registered Shares	1,653,051
68,056	Symrise AG, Class A Shares	6,627,683
101,473	TAG Immobilien AG*	2,456,746
82,831	TeamViewer AG*	2,957,853
112,305	Vonovia SE	6,031,896
28,095	Zalando SE*(b)	1,230,265
	Total Germany	107,070,898
Greece – 0.2%
440,838	Sarantis SA	3,498,053
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Hong Kong – 1.3%
915,200	AIA Group Ltd.	$8,851,295
351,500	CK Hutchison Holdings Ltd.	3,080,413
362,040	Esprit Holdings Ltd.*	60,746
372,127	Galaxy Entertainment Group Ltd.	2,485,082
152,964	New Frontier Health Corp.*(a)	1,453,158
496,211	Techtronic Industries Co., Ltd.	4,056,242
1,584,000	Vitasoy International Holdings Ltd.(a)	5,715,875
	Total Hong Kong	25,702,811
Hungary – 0.1%
44,814	Wizz Air Holdings PLC*(b)	1,980,258
India – 6.8%
243,508	Aavas Financiers Ltd.*	6,378,030
165,211	Amara Raja Batteries Ltd.	1,464,792
627,541	Axis Bank Ltd.	6,067,060
96,303	Bajaj Finance Ltd.	5,976,329
249,946	Bandhan Bank Ltd.(b)	1,329,264
736,703	Berger Paints India Ltd.	5,790,737
332,519	Bharti Airtel Ltd.*	2,395,542
59,249	Britannia Industries Ltd.	2,420,769
129,007	Divi’s Laboratories Ltd.	3,763,494
217,508	Dr Lal PathLabs Ltd.(b)	4,935,391
73,335	Dr Reddy’s Laboratories Ltd.	2,960,529
24,467	Dr Reddy’s Laboratories Ltd., ADR	982,595
973,111	Edelweiss Financial Services Ltd.	1,174,724
495,192	Gulf Oil Lubricants India Ltd.	5,357,342
238,967	HDFC Bank Ltd.	3,913,927
239,544	Hemisphere Properties India Ltd.*(c)(e)	532,796
80,631	Hindustan Unilever Ltd.	2,425,510
451,868	Housing Development Finance Corp., Ltd	13,680,309
104,533	ICICI Lombard General Insurance Co., Ltd.(b)	1,803,102
1,495,322	JM Financial Ltd.	2,215,236
150,519	Kajaria Ceramics Ltd.	1,106,887
182,998	Kotak Mahindra Bank Ltd.	4,126,796
33,722	Maruti Suzuki India Ltd.	2,952,028
600,503	Max Financial Services Ltd.*	4,820,141
389,315	Metropolis Healthcare Ltd.(b)	10,091,295
2,002,400	Minda Corp., Ltd	2,983,666
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
India – (continued)
613,167	Nippon Life India Asset Management Ltd.(b)	$3,348,776
4,005,784	NTPC Ltd.	5,921,921
372,225	Reliance Industries Ltd.	6,858,161
335,158	SBI Life Insurance Co., Ltd.(b)	4,096,822
154,971	Spandana Sphoorty Financial Ltd.*	2,387,104
216,244	Supreme Industries Ltd.	4,029,780
255,282	Tata Communications Ltd.	1,246,870
510,358	Tata Consumer Products Ltd.	2,450,221
109,945	Titan Co., Ltd.	1,925,965
	Total India	133,913,911
Indonesia – 0.9%
33,977,300	Ace Hardware Indonesia Tbk PT	3,589,164
3,026,500	Bank Central Asia Tbk PT	6,604,346
56,416,400	Sarana Menara Nusantara Tbk PT@	3,170,875
8,423,239	Telekomunikasi Indonesia Persero Tbk PT	2,047,055
19,866,825	Tower Bersama Infrastructure Tbk PT	1,539,859
	Total Indonesia	16,951,299
Ireland – 0.8%
189,187	Experian PLC	6,330,250
49,738	Kerry Group PLC, Class A Shares	6,263,020
42,820	Ryanair Holdings PLC, ADR*	3,069,338
	Total Ireland	15,662,608
Israel – 0.4%
80,922	Inmode Ltd.*(a)	2,665,571
60,133	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	3,356,241
17,209	Wix.com Ltd.*	2,306,522
	Total Israel	8,328,334
Italy – 0.4%
299,259	Banca Mediolanum SpA	2,437,983
10,200	DiaSorin SpA	1,161,953
184,640	Gruppo MutuiOnline SpA	4,194,982
	Total Italy	7,794,918
Japan – 13.2%
119,300	Arcland Service Holdings Co., Ltd.	1,827,675
63,500	Atrae Inc.*	1,361,535
697,322	Avant Corp.(a)	5,397,733
197,800	BASE Inc.*(a)	2,536,810
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
218,100	Chiba Bank Ltd.	$1,069,834
5,700	Chugai Pharmaceutical Co., Ltd.	616,582
30,400	Daiichi Sankyo Co., Ltd.	1,850,463
41,600	Digital Arts Inc.	2,020,328
17,700	Disco Corp.	3,636,958
323,200	eGuarantee Inc.	3,618,092
439,200	Elan Corp.	5,478,383
90,612	en-japan Inc.	2,510,126
63,200	Ezaki Glico Co., Ltd.	2,596,252
80,769	Fixstars Corp.	832,604
71,300	Freee KK*	2,276,492
198,500	Fujitsu General Ltd.	3,938,724
213,900	Hachijuni Bank Ltd.	727,455
50,010	Hirose Electric Co., Ltd.	5,292,005
20,800	Hoshizaki Corp.	1,778,008
675,330	Infomart Corp.	4,049,502
159,100	IR Japan Holdings Ltd.	9,541,739
137,900	Ito En Ltd.	6,067,086
259,800	Japan Elevator Service Holdings Co., Ltd.	4,978,492
211,868	Japan Material Co., Ltd.	2,507,319
173,800	Kansai Paint Co., Ltd.	3,783,803
160,700	Kao Corp.	11,694,527
6,779	Keyence Corp.	2,186,966
83,000	Kobayashi Pharmaceutical Co., Ltd.	6,019,497
9,600	Kose Corp.	1,147,188
40,500	Kusuri no Aoki Holdings Co., Ltd.	2,486,788
360,100	Mebuki Financial Group Inc.	700,429
129,500	Medley Inc.*	1,989,167
280,000	Miroku Jyoho Service Co., Ltd.(a)	6,257,839
12,100	MISUMI Group Inc.	253,648
248,700	Mitsubishi Electric Corp.	3,138,341
100,500	Murata Manufacturing Co., Ltd.	5,393,803
151,600	Nihon Kohden Corp.	4,575,678
370,600	Nippon Telegraph & Telephone Corp.	8,669,921
21,500	Nissin Foods Holdings Co., Ltd.	1,689,473
273,300	Nomura Research Institute Ltd.	6,068,528
320,600	North Pacific Bank Ltd.	602,720
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
45,200	Obic Co., Ltd.	$5,555,345
87,600	Omron Corp.	4,710,230
59,719	Open Door Inc.*	566,988
100,500	Otsuka Holdings Co., Ltd.	3,785,061
220,300	Outsourcing Inc.	1,592,892
125,900	Pan Pacific International Holdings Corp.	2,074,851
222,700	Persol Holdings Co., Ltd.	2,938,529
1,066,506	Prestige International Inc.	8,209,648
59,600	Raksul Inc.*	1,555,335
479,496	Rakus Co., Ltd.	6,848,230
136,400	Rohto Pharmaceutical Co., Ltd.	3,945,754
374,300	Santen Pharmaceutical Co., Ltd.	6,007,177
76,800	Secom Co., Ltd.	6,081,067
186,200	Seven & i Holdings Co., Ltd.	6,357,995
145,200	Shimadzu Corp.	3,514,536
10,000	SMC Corp.	3,966,249
185,038	SMS Co., Ltd.	3,633,715
46,600	Sohgo Security Services Co., Ltd.	2,176,841
118,400	Stanley Electric Co., Ltd.	2,876,654
43,700	Suzuki Motor Corp.	1,781,086
480,100	Systena Corp.	6,290,628
296,140	Takeda Pharmaceutical Co., Ltd.	10,280,225
211,100	Terumo Corp.	6,762,385
152,400	Toyo Suisan Kaisha Ltd.	6,105,216
30,200	Trend Micro Inc.	1,497,595
3,100	USS Co., Ltd.	48,861
171,390	Yakuodo Holdings Co., Ltd.	3,514,008
106,000	Yokogawa Electric Corp.	1,727,529
1,304,900	Z Holdings Corp.	4,717,174
	Total Japan	262,290,317
Malaysia – 0.2%
487,600	Carlsberg Brewery Malaysia Bhd	3,691,689
Mexico – 1.2%
35,449	Fomento Economico Mexicano SAB de CV, ADR	2,885,194
219,456	Gruma SAB de CV, Class B Shares	2,118,666
1,237,485	Grupo Mexico SAB de CV	2,924,936
433,004	Infraestructura Energetica Nova SAB de CV	1,901,235
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Mexico – (continued)
2,040,979	Qualitas Controladora SAB de CV	$8,764,463
1,636,980	Unifin Financiera SAB de CV	2,543,964
1,140,655	Wal-Mart de Mexico SAB de CV	3,211,978
	Total Mexico	24,350,436
Netherlands – 2.3%
1,134	Adyen NV*(b)	1,005,869
26,651	ASML Holding NV	7,380,332
30,056	Core Laboratories NV	806,703
26,441	Euronext NV(b)	2,207,108
67,060	Heineken NV	6,723,837
231,893	Koninklijke Philips NV	9,966,576
80,129	NXP Semiconductors NV	9,109,866
105,287	Prosus NV*	7,463,435
	Total Netherlands	44,663,726
Panama – 0.2%
41,039	Copa Holdings SA, Class A Shares(a)	3,411,982
Peru – 0.2%
20,965	Credicorp Ltd.	3,800,326
Philippines – 0.9%
3,812,882	Ayala Land Inc.	2,923,814
1,236,304	BDO Unibank Inc.	3,355,147
3,006,508	Philippine Seven Corp.(c)	8,996,877
102,335	SM Investments Corp.@	1,955,977
	Total Philippines	17,231,815
Poland – 0.1%
318,382	Powszechny Zaklad Ubezpieczen SA	2,848,492
Portugal – 0.7%
521,148	Galp Energia SGPS SA	7,152,738
369,118	Jeronimo Martins SGPS SA	6,511,137
	Total Portugal	13,663,875
Russia – 0.4%
4,465	Novatek PJSC, GDR	647,152
2,007	Novatek PJSC, GDR	283,990
34,043	Sberbank of Russia PJSC, ADR (listed in UK)	482,848
371,666	Sberbank of Russia PJSC, ADR (listed in US)	5,288,807
52,541	Yandex NV, Class A Shares*	2,133,690
	Total Russia	8,836,487
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Saudi Arabia – 0.1%
128,838	Al Rajhi Bank	$2,117,794
Singapore – 0.2%
3,684,200	Sheng Siong Group Ltd.	3,292,087
South Africa – 1.1%
167,201	Bid Corp., Ltd	3,038,258
209,373	Bidvest Group Ltd.	2,485,258
874,458	FirstRand Ltd.	3,105,405
3,148,559	Italtile Ltd.	2,395,357
67,534	Naspers Ltd., Class N Shares	10,678,150
56,864	Sasol Ltd.	684,039
24,187	Sasol Ltd., ADR	298,709
	Total South Africa	22,685,176
South Korea – 3.0%
67,917	KB Financial Group Inc.	2,206,169
51,978	Kia Motors Corp.	1,588,935
33,697	Korea Shipbuilding & Offshore Engineering Co., Ltd.*	2,912,431
133,032	LEENO Industrial Inc.	8,993,894
3,094	LG Household & Health Care Ltd.	3,204,169
67,416	NAVER Corp.	9,910,128
335,474	NICE Information Service Co., Ltd.*	4,378,037
584,502	Samsung Electronics Co., Ltd.	26,744,347
	Total South Korea	59,938,110
Spain – 0.9%
241,054	Amadeus IT Group SA	17,077,012
Sweden – 2.3%
325,656	Biotage AB	3,879,021
131,200	Cellavision AB	3,973,669
107,635	Epiroc AB, Class A Shares	1,245,139
316,214	Essity AB, Class B Shares	9,483,514
620,200	Fortnox AB	12,089,127
61,342	Hexagon AB, Class B Shares	3,301,735
215,276	RaySearch Laboratories AB*	1,891,157
278,216	Svenska Handelsbanken AB, Class A Shares	2,817,308
243,799	Swedbank AB	3,721,116
189,326	Xvivo Perfusion AB*(a)	2,967,169
	Total Sweden	45,368,955

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Switzerland – 5.3%
57,066	Alcon Inc.*	$3,502,659
65	Chocoladefabriken Lindt & Spruengli AG	508,519
45,205	Cie Financiere Richemont SA, Class Registered Shares	3,104,810
3,774	dormakaba Holding AG*	2,255,803
5,576	Geberit AG, Class Registered Shares	2,796,329
6,444	Givaudan SA, Class Registered Shares	20,092,842
154,778	Julius Baer Group Ltd.*	6,502,761
21,300	Lonza Group AG, Class Registered Shares*	8,512,955
327,483	Nestle SA, Class Registered Shares	33,933,032
16,687	Roche Holding AG	5,439,599
9,758	Schindler Holding AG	2,195,758
3,126	SGS SA, Class Registered Shares	7,790,998
16,555	Sika AG, Class Registered Shares	2,958,096
13,909	Temenos AG, Class Registered Shares *	2,002,118
289,328	UBS Group AG, Class Registered Shares*	3,204,977
	Total Switzerland	104,801,256
Taiwan – 3.1%
501,000	Bioteque Corp.	1,907,568
554,000	Chief Telecom Inc.	4,103,202
320,155	Dadi Early-Childhood Education Group Ltd.	2,182,211
772,000	Delta Electronics Inc.	3,513,869
144,251	Eclat Textile Co., Ltd.	1,699,665
201,770	Ginko International Co., Ltd.	1,151,869
312,820	Poya International Co., Ltd.	4,881,384
1,121,000	Taiwan Semiconductor Manufacturing Co., Ltd.	11,556,680
467,001	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	25,143,334
258,550	Voltronic Power Technology Corp.	5,961,942
	Total Taiwan	62,101,724
Thailand – 0.7%
254,636	Bangkok Bank PCL, NVDR	1,075,166
2,943,286	CP ALL PCL, Class F Shares(c)	6,164,928
14,129,353	Humanica PCL, Class F Shares(c)	3,116,439
1,753,300	TQM Corp. PCL, Class F Shares(c)	4,048,003
	Total Thailand	14,404,536
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United Arab Emirates – 0.5%
789,094	First Abu Dhabi Bank PJSC	$3,051,908
863,389	Network International Holdings PLC*(b)	5,974,062
	Total United Arab Emirates	9,025,970
United Kingdom – 7.5%
127,245	4imprint Group PLC	4,523,442
714,307	Amcor PLC, CDI	6,573,419
276,381	Avon Rubber PLC	9,750,915
123,847	British American Tobacco PLC	4,920,693
77,902	Burberry Group PLC	1,701,522
1,455,361	Clipper Logistics PLC(a)	4,873,550
335,148	Compass Group PLC	7,356,943
215,148	Craneware PLC(c)	5,240,989
24,549	Croda International PLC	1,439,289
335,262	Diageo PLC	11,871,044
99,598	Farfetch Ltd., Class A Shares*	1,112,510
171,184	Future PLC	2,562,397
649,334	GB Group PLC	5,460,001
182,573	Halma PLC	4,552,281
198,312	HomeServe PLC	3,075,052
350,850	IMI PLC	4,601,385
77,237	Intertek Group PLC	5,271,670
51,172	Johnson Matthey PLC	1,690,131
2,420,974	Johnson Service Group PLC	5,701,258
29,882	Linde PLC	5,657,345
30,224	LivaNova PLC*	2,107,217
67,373	London Stock Exchange Group PLC	6,588,795
470,046	On the Beach Group PLC(b)	1,965,185
309,651	Patisserie Holdings PLC*(c)(e)	3,969
152,371	Reckitt Benckiser Group PLC	11,244,930
255,461	Rentokil Initial PLC	1,597,785
167,668	Smith & Nephew PLC	3,753,521
97,031	Spectris PLC	3,416,641
65,280	Spirax-Sarco Engineering PLC	7,105,508
970,058	Strix Group PLC(a)	2,116,398
105,051	Unilever NV	5,591,369
686,008	YouGov PLC	5,854,295
	Total United Kingdom	149,281,449
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United States – 3.4%
71,454	Analog Devices Inc.	$7,792,059
31,820	ANSYS Inc.*	7,706,486
3,163	Booking Holdings Inc.*	5,363,372
191,590	Cadence Design Systems Inc.*	12,671,762
116,461	Colgate-Palmolive Co.	7,869,270
157,996	Liberty Latin America Ltd., Class C Shares*	2,399,959
23,072	Nordson Corp.	3,352,362
93,091	Philip Morris International Inc.	7,621,360
31,428	Texas Instruments Inc.	3,587,192
13,800	Visa Inc., Class A Shares	2,508,288
60,959	Waste Connections Inc.	5,881,934
	Total United States	66,754,044
	TOTAL COMMON STOCKS (Cost – $1,496,056,593)	1,689,320,572
EXCHANGE TRADED FUNDS (ETFs) – 12.3%
United States – 12.3%
2,982,230	iShares Core MSCI EAFE	174,281,521
1,411,649	iShares Core MSCI Emerging Markets	68,761,423
	Total United States	243,042,944
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $239,635,023)	243,042,944
PREFERRED STOCK – 0.0%
United Kingdom – 0.0%
1,899	Roofoods Ltd. Series G*(c)(e)@ (Cost – $793,594)	793,594
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $1,736,485,210)	1,933,157,110
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

Face Amount†
SHORT-TERM INVESTMENTS – 2.9%
TIME DEPOSITS – 2.1%
$11,859,720	ANZ National Bank – London, 0.950% due 3/2/20	$11,859,720
	Brown Brothers Harriman – Grand Cayman:
461DKK	(0.950%) due 3/2/20	68
1,729SEK	(0.170%) due 3/2/20	180
42AUD	0.310% due 3/2/20	27
84GBP	0.330% due 3/2/20	108
772SGD	0.500% due 3/2/20	554
5,406HKD	0.630% due 3/2/20	694
20NOK	0.700% due 3/2/20	2
4NZD	0.700% due 3/2/20	2
44CAD	0.820% due 3/2/20	33
1,422,302ZAR	6.250% due 3/2/20	91,143
104,103	China Construction Bank – New York, 0.950% due 3/2/20	104,103
	Citibank – London:
77,518EUR	(0.680%) due 3/2/20	85,564
91,674GBP	0.330% due 3/2/20	117,517
12,608,201	Citibank – New York, 0.950% due 3/2/20	12,608,201
225,494HKD	Hong Kong & Shanghai Bank – Hong Kong, 0.630% due 3/2/20	28,928
16,411,755	JPMorgan Chase & Co. – New York, 0.950% due 3/2/20	16,411,755
	TOTAL TIME DEPOSITS (Cost – $41,308,599)	41,308,599
U.S. GOVERNMENT AGENCY – 0.8%
15,898,000	Federal Home Loan Bank (FHLB) Discount Notes, 1.320% due 3/2/20(c)(f) (Cost – $15,897,417)	15,897,417
	TOTAL SHORT-TERM INVESTMENTS (Cost – $57,206,016)	57,206,016
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 1.4%
MONEY MARKET FUND – 1.4%
28,222,760	Federated Government Obligations Fund, Premier Class, 1.474%(g) (Cost – $28,222,760)	28,222,760
	TOTAL INVESTMENTS – 101.8% (Cost – $1,821,913,986)	2,018,585,886
	Liabilities in Excess of Other Assets – (1.8%)	(35,005,709)
	TOTAL NET ASSETS – 100.0%	$1,983,580,177

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (continued)

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $65,452,472 and represents 3.30% of net assets.

(c)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $80,822,145 and represents 4.07% of net assets.

(d)
Security trades on the Hong Kong exchange.

(e)
Security is valued in good faith at fair value by or under the procedures approved by the Board of Trustees using significant unobservable inputs.

(f)
Rate shown represents yield-to-maturity.

(g)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
Roofoods Ltd. Series G	5/16/19	$793,594	$793,594	0.04%
Sarana Menara Nusantara Tbk PT	4/3/17	1,400	3,170,875	0.16%
SM Investments Corp.	5/23/18	348,872	1,955,977	0.10%
Total			$5,920,446	0.30%
Abbreviations used in this schedule:
ADR — American Depositary Receipts
CDI — Clearing House Electronics Systems (CHESS) Depositary Interest
GDR — Global Depositary Receipts
NVDR — Non Voting Depository Receipts
PCL — Public Company Limited
PLC — Public Limited Company
Summary of Investments by Security Sector^

Consumer Non-cyclical	28.3%
Technology	12.9
Financial	11.8
Industrial	10.8
Communications	8.1
Consumer Cyclical	6.7
Basic Materials	3.4
Energy	1.2
Utilities	0.4
Diversified	0.2
Exchange Traded Funds (ETFs)	12.0
Short-Term Investments	2.8
Money Market Fund	1.4
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations International Equity Fund (concluded)

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
35	EUR 222,250	Amadeus IT Group SA	MSC	3/20/20	EUR 76.00	$386
9	EUR 223,290	ASML Holding NV	GSC	3/20/20	EUR 285.00	1,103
27	EUR 669,870	ASML Holding NV	GSC	4/17/20	EUR 300.00	4,530
69	EUR 214,107	Erste Group Bank AG	JPM	3/20/20	EUR 36.00	1,447
46	SEK 2,357,960	Hexagon AB	GSC	3/20/20	SEK 600.00	1,049
7	CHF 267,680	Lonza Group AG	GSC	4/17/20	CHF 430.00	2,547
93	$1,057,317	NXP Semiconductors NV	JPM	7/17/20	$145.00	9,393
50	$568,450	NXP Semiconductors NV	JPM	1/15/21	$150.00	13,725
35	EUR 235,830	Ubisoft Entertainment SA	JPM	4/17/20	EUR 78.00	3,052
		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received – $133,605)				$37,232
At February 29, 2020, Destinations International Equity Fund had open forward foreign currency contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Japanese Yen	302,625,000	JPM	$2,807,156	3/13/20	$—	$(48,244)	$(48,244)
Japanese Yen	781,550,000	HSBC	7,303,812	8/21/20	—	(217,417)	(217,417)
Japanese Yen	781,550,000	HSBC	7,303,812	8/21/20	—	(210,343)	(210,343)
Japanese Yen	795,000,000	MSC	7,429,507	8/21/20	—	(115,496)	(115,496)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$—	$(591,500)	$(591,500)

Currency Abbreviations used in this schedule:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
ZAR — South African Rand
Counterparty Abbreviations used in this schedule:
GSC — Goldman Sachs & Co.
HSBC — HSBC Bank USA
JPM — JPMorgan Chase & Co.
MSC — Morgan Stanley

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Equity Income Fund

Shares/Units	Security	Value
COMMON STOCKS – 84.2%
BASIC MATERIALS – 1.4%
Chemicals – 1.4%
48,282	DuPont de Nemours Inc.	$2,071,298
60,425	LyondellBasell Industries NV, Class A Shares	4,317,970
	Total Chemicals	6,389,268
	TOTAL BASIC MATERIALS	6,389,268
COMMUNICATIONS – 11.1%
Media – 0.6%
73,688	Comcast Corp., Class A Shares	2,979,206
Telecommunications – 10.5%
285,847	AT&T Inc.	10,067,531
177,225	BCE Inc. (Listed in Canada)(a)	7,783,798
28,393	BCE Inc. (Listed in United States)	1,258,662
118,045	Cisco Systems Inc.	4,713,537
97,800	Nippon Telegraph & Telephone Corp.	2,293,470
167,760	SK Telecom Co., Ltd., ADR	3,222,669
214,290	Telefonica Brasil SA	2,556,756
209,451	Verizon Communications Inc.	11,343,866
3,063,693	Vodafone Group PLC	5,276,785
	Total Telecommunications	48,517,074
	TOTAL COMMUNICATIONS	51,496,280
CONSUMER CYCLICAL – 3.6%
Airlines – 0.8%
84,150	Delta Air Lines Inc.	3,881,839
Distribution/Wholesale – 0.5%
141,500	Mitsui & Co., Ltd.	2,339,640
Retail – 1.4%
21,650	Cracker Barrel Old Country Store Inc.	3,103,094
869,710	Kingfisher PLC	2,111,028
32,410	Nordstrom Inc(a).	1,124,627
	Total Retail	6,338,749
Toys/Games/Hobbies – 0.9%
12,241	Nintendo Co., Ltd.	4,116,081
	TOTAL CONSUMER CYCLICAL	16,676,309
CONSUMER NON-CYCLICAL – 23.3%
Agriculture – 4.6%
61,259	Altria Group Inc.	2,473,026
134,475	British American Tobacco PLC	5,279,245
166,896	Philip Morris International Inc.	13,663,776
	Total Agriculture	21,416,047

Schedules of Investments
February 29, 2020
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Beverages – 2.4%
130,586	Coca-Cola Co.	$6,985,045
29,300	PepsiCo Inc.	3,868,479
	Total Beverages	10,853,524
Biotechnology – 2.6%
175,100	Gilead Sciences Inc(b)	12,144,936
Cosmetics/Personal Care – 1.2%
98,525	Unilever PLC	5,266,676
Food – 0.7%
97,600	Seven & i Holdings Co., Ltd.	3,344,269
Healthcare-Services – 0.5%
9,150	Anthem Inc.	2,352,374
Household Products/Wares – 0.8%
19,600	Henkel AG & Co. KGaA	1,810,373
14,650	Kimberly-Clark Corp.	1,921,934
	Total Household Products/Wares	3,732,307
Pharmaceuticals – 10.5%
152,476	AbbVie Inc.	13,068,718
26,366	AstraZeneca PLC	2,296,275
33,035	Bayer AG, Class Registered Shares	2,377,820
54,235	Bristol-Myers Squibb Co.	3,203,119
635,900	GlaxoSmithKline PLC	12,734,433
305,400	Pfizer Inc.	10,206,468
5,993	Roche Holding AG	1,923,947
30,620	Sanofi	2,836,696
	Total Pharmaceuticals	48,647,476
	TOTAL CONSUMER NON-CYCLICAL	107,757,609
ENERGY – 11.4%
Oil & Gas – 7.8%
1,437,025	BP PLC	7,297,567
47,864	BP PLC, ADR	1,497,665
108,112	Chevron Corp.	10,091,174
177,500	Exxon Mobil Corp.	9,130,600
244,850	Royal Dutch Shell PLC, Class B Shares	5,221,595
66,993	TOTAL SA	2,838,081
	Total Oil & Gas	36,076,682
Pipelines – 3.6%
197,275	Enbridge Inc.	7,343,063
233,370	Enterprise Products Partners LP	5,446,856
132,826	Equitrans Midstream Corp.	937,752
51,350	TC Energy Corp.	2,676,535

Schedules of Investments
February 29, 2020
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Pipelines – (continued)
	Total Pipelines	$16,404,206
	TOTAL ENERGY	52,480,888
FINANCIAL – 15.0%
Banks – 7.1%
819,530	AIB Group PLC	1,885,181
80,600	Bank of America Corp.	2,297,100
49,275	Bank of NT Butterfield & Son Ltd.	1,363,932
100,825	Canadian Imperial Bank of Commerce	7,674,178
75,400	Citigroup Inc.	4,784,884
308,150	ING Groep NV	2,928,230
20,750	JPMorgan Chase & Co.	2,409,282
181,500	KeyCorp	2,967,525
27,175	PNC Financial Services Group Inc.	3,434,920
191,125	Regions Financial Corp.	2,584,010
745,800	Unicaja Banco SA(c)	687,384
	Total Banks	33,016,626
Diversified Financial Services – 1.1%
16,500	Deutsche Boerse AG	2,587,114
174,900	Invesco Ltd.	2,518,560
	Total Diversified Financial Services	5,105,674
Equity Real Estate Investment Trusts (REITs) – 3.8%
112,450	MGM Growth Properties LLC, Class A Shares	3,227,315
57,700	National Retail Properties Inc.	2,934,045
95,400	Omega Healthcare Investors Inc.	3,777,840
143,475	Ventas Inc.	7,714,651
	Total Equity Real Estate Investment Trusts (REITs)	17,653,851
Insurance – 2.4%
64,865	Ageas	2,998,524
10,155	Allianz SE, Class Registered Shares	2,183,530
53,247	CNA Financial Corp.	2,214,010
117,497	Old Republic International Corp.	2,317,041
3,175	Zurich Insurance Group AG	1,220,698
	Total Insurance	10,933,803
Private Equity – 0.3%
45,710	AURELIUS Equity Opportunities SE & Co. KGaA	1,330,995
Real Estate – 0.3%
419,000	Great Eagle Holdings Ltd.	1,241,673
	TOTAL FINANCIAL	69,282,622

Schedules of Investments
February 29, 2020
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – 5.0%
Aerospace/Defense – 1.0%
13,975	General Dynamics Corp.	$2,231,668
24,700	Thales SA	2,475,558
	Total Aerospace/Defense	4,707,226
Machinery-Construction & Mining – 0.5%
112,100	Komatsu Ltd.	2,268,189
Miscellaneous Manufacturers – 0.9%
22,440	Eaton Corp. PLC	2,035,757
19,270	Siemens AG, Class Registered Shares	1,982,385
	Total Miscellaneous Manufacturers	4,018,142
Packaging & Containers – 0.8%
413,500	Amcor PLC	3,853,820
Transportation – 1.8%
140,530	Deutsche Post AG, Class Registered Shares	4,206,773
43,850	United Parcel Service Inc., Class B Shares	3,967,987
	Total Transportation	8,174,760
	TOTAL INDUSTRIAL	23,022,137
TECHNOLOGY – 3.1%
Semiconductors – 1.4%
8,388	Broadcom Inc.	2,286,737
76,400	Infineon Technologies AG	1,584,904
71,830	Samsung Electronics Co., Ltd.	2,724,708
	Total Semiconductors	6,596,349
Software – 1.7%
27,165	Microsoft Corp.	4,401,002
68,190	Oracle Corp.	3,372,677
	Total Software	7,773,679
	TOTAL TECHNOLOGY	14,370,028
UTILITIES – 10.3%
Electric – 7.2%
119,200	Dominion Energy Inc.	9,319,056
110,000	Duke Energy Corp.	10,087,000
55,515	FirstEnergy Corp.	2,472,083
235,650	PPL Corp.	7,071,857
76,390	Southern Co.	4,610,900
	Total Electric	33,560,896
Gas – 2.5%
898,977	National Grid PLC	11,325,773
Water – 0.6%
89,225	Veolia Environnement SA	2,553,756
	TOTAL UTILITIES	47,440,425

Schedules of Investments
February 29, 2020
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
	TOTAL COMMON STOCKS (Cost – $408,254,625)	$388,915,566
EXCHANGE TRADED FUNDS (ETFs) – 12.7%
1,386,847	iShares Core Dividend Growth(a)	52,256,395
76,174	iShares Core High Dividend(a)	6,451,937
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $53,726,468)	58,708,332
CONVERTIBLE PREFERRED STOCKS – 1.5%
CONSUMER NON-CYCLICAL – 0.2%
Healthcare-Products – 0.2%
21,100	Avantor Inc., 6.250%	1,176,747
TECHNOLOGY – 0.8%
Semiconductors – 0.5%
2,100	Broadcom Inc., 8.000%	2,171,715
Software – 0.3%
29,240	Change Healthcare Inc., 6.000%	1,514,924
	TOTAL TECHNOLOGY	3,686,639
UTILITIES – 0.5%
Electric – 0.5%
54,030	CenterPoint Energy Inc., 7.000%	2,309,783
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost – $8,210,379)	7,173,169
EQUITY LINKED NOTE – 0.3%
FINANCIAL – 0.3%
Diversified Financial Services – 0.3%
21,500	Merrill Lynch International & Co. CV*(c)(d)(e) (Cost – $1,227,520)	1,190,129
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $471,418,992)	455,987,196

Schedules of Investments
February 29, 2020
Destinations Equity Income Fund (continued)

Face Amount†
SHORT-TERM INVESTMENTS – 1.6%
TIME DEPOSITS – 1.6%
$1,556,236	Banco Bilbao Vizcaya Argentaria SA – Madrid, 0.950% due 3/2/20	$1,556,236
3,221,773	Banco Santander SA – Frankfurt, 0.950% due 3/2/20	3,221,773
2GBP	Brown Brothers Harriman – Grand Cayman, 0.330% due 3/2/20	3
2,576,959	JPMorgan Chase & Co. – New York, 0.950% due 3/2/20	2,576,959
	TOTAL TIME DEPOSITS (Cost – $7,354,971)	7,354,971
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 2.3%
MONEY MARKET FUND – 2.3%
$10,505,100	Federated Government Obligations Fund, Premier Class, 1.474%(f) (Cost – $10,505,100)	$10,505,100
	TOTAL INVESTMENTS – 102.6% (Cost – $489,279,063)	473,847,267
	Liabilities in Excess of Other Assets – (2.6%)	(11,822,720)
	TOTAL NET ASSETS – 100.0%	$462,024,547

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(c)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $1,877,513 and represents 0.41% of net assets.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $1,190,129 and represents 0.26% of net assets.

(e)
Security is valued in good faith at fair value by or under the procedures approved by the Board of Trustees using significant unobservable inputs.

(f)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
ADR
 —  American Depositary Receipts

LLC
 —  Limited Liability Company

LP
 —  Limited Partnership

PLC
 —  Public Limited Company

Schedules of Investments
February 29, 2020
Destinations Equity Income Fund (concluded)

Summary of Investments by Security Sector^
Consumer Non-cyclical	22.9%
Financial	14.9
Energy	11.1
Communications	10.9
Utilities	10.5
Industrial	4.9
Technology	3.8
Consumer Cyclical	3.5
Basic Materials	1.3
Exchange Traded Funds (ETFs)	12.4
Short-Term Investments	1.6
Money Market Fund	2.2
100.0%

^
As a percentage of total investments.

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
247	$1,713,192	Gilead Sciences Inc.	UBS	3/20/20	$70.00	$83,980
		TOTAL OPTION CONTRACTS WRITTEN
		(Premiums received – $56,750)				$83,980
Currency Abbreviations used in this schedule:
GBP
 —  British Pound

Counterparty Abbreviations used in this schedule:
UBS
 —  UBS AG

Schedules of Investments
February 29, 2020
Destinations Real Assets Fund

Shares/Units	Security	Value
EXCHANGE TRADED FUNDS (ETFs) – 89.3%
United States – 89.3%
1,628	iShares Core US REIT	$82,832
2,262	iShares Global Infrastructure	99,845
6,532	iShares North American Natural Resources	158,140
	Total United States	340,817
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $385,796)	340,817
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $385,796)	340,817
Face Amount†
SHORT-TERM INVESTMENTS – 14.9%
TIME DEPOSITS – 14.9%
12AUD	Brown Brothers Harriman – Grand Cayman, 0.310% due 3/2/20	8
56,802	Citibank – New York, 0.950% due 3/2/20	56,802
	TOTAL TIME DEPOSITS (Cost – $56,810)	56,810
	TOTAL INVESTMENTS – 104.2% (Cost – $442,606)	397,627
	Liabilities in Excess of Other Assets – (4.2%)	(16,040)
	TOTAL NET ASSETS – 100.0%	$381,587

†
Face amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:
REIT — Real Estate Investment Trust
Currency Abbreviations used in this schedule:
AUD — Australian Dollar

Summary of Investments by Security Sector^
Exchange Traded Funds (ETFs)	85.7%
Short-Term Investments	14.3
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 22.3%
	20 Times Square Trust:
$491,000	Series 2018-20TS, Class F, 3.100% due 5/15/35(a)(b)	$491,170
491,000	Series 2018-20TS, Class G, 3.100% due 5/15/35(a)(b)	484,553
	Alternative Loan Trust:
1,059,000	Series 2005-28CB, Class 1A7, 5.500% due 8/25/35	1,067,457
8,244,296	Series 2005-7CB, Class 2A2, 3.423% (1-Month USD-LIBOR + 5.050%) due 3/1/38(a)(c)	910,917
8,244,296	Series 2005-7CB, Class 2A5, 2.077% (1-Month USD-LIBOR + 0.450%) due 3/1/38(a)	7,181,211
	Angel Oak Mortgage Trust I LLC:
1,103,800	Series 2018-3, Class A1, 3.649% due 9/25/48(a)(b)	1,121,634
1,203,227	Series 2018-3, Class A2, 3.751% due 9/25/48(a)(b)	1,222,976
1,148,994	Series 2018-3, Class A3, 3.853% due 9/25/48(a)(b)	1,168,148
744,246	Ashford Hospitality Trust, Series 2018-ASHF, Class A, 2.559% (1-Month USD-LIBOR + 0.900%) due 4/15/35(a)(b)	744,143
9,233,170	Banc of America Funding Trust, Series 2007-1, Class TA2, 1.757% (1-Month USD-LIBOR + 0.130%) due 1/25/37(a)	7,799,547
	BANK:
12,318,862	Series 2017-BNK4, Class XA, 1.422% due 5/15/50(a)(c)	929,405
16,238,681	Series 2018-BN10, Class XA, 0.739% due 2/15/61(a)(c)	819,594
16,142,961	Series 2019-BN16, Class XA, 0.966% due 2/15/52(a)(c)	1,157,927
1,358,000	Series 2019-BN19, Class AS, 3.446% due 8/15/61	1,505,715
	BBCMS Mortgage Trust:
178,000	Series 2017-DELC, Class C, 2.859% (1-Month USD-LIBOR + 1.200%) due 8/15/36(a)(b)	177,499
203,000	Series 2017-DELC, Class D, 3.359% (1-Month USD-LIBOR + 1.700%) due 8/15/36(a)(b)	202,876
408,000	Series 2017-DELC, Class E, 4.159% (1-Month USD-LIBOR + 2.500%) due 8/15/36(a)(b)	408,253
407,000	Series 2017-DELC, Class F, 5.159% (1-Month USD-LIBOR + 3.500%) due 8/15/36(a)(b)	407,773
1,236,000	Series 2018-TALL, Class F, 4.894% (1-Month USD-LIBOR + 3.235%) due 3/15/37(a)(b)	1,239,094
1,210,000	Series 2020-C6, Class A4, 2.639% due 2/15/53	1,274,072
	BBCMS Trust:
103,488	Series 2018-BXH, Class A, 2.659% (1-Month USD-LIBOR + 1.000%) due 10/15/37(a)(b)	103,099
1,083,000	Series 2018-CBM, Class A, 2.659% (1-Month USD-LIBOR + 1.000%) due 7/15/37(a)(b)	1,081,261
4,057,926	Bear Stearns ALT-A Trust, Series 2006-1, Class 21A2, 3.668% due 2/25/36(a)	3,500,231
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Benchmark Mortgage Trust:
$200,000	Series 2018-B4, Class A2, 3.976% due 7/15/51	$214,753
600,000	Series 2018-B5, Class A4, 4.208% due 7/15/51	701,153
35,611,411	Series 2018-B7, Class XA, 0.446% due 5/15/53(a)(c)	1,129,138
750,000	Series 2019-B11, Class A4, 3.281% due 5/15/52	829,292
1,210,000	Series 2019-B13, Class A4, 2.952% due 8/15/57	1,309,092
35,662,437	Series 2019-B9, Class XA, 1.047% due 3/15/52(a)(c)	2,865,698
997,000	BHMS, Series 2018-ATLS, Class A, 2.909% (1-Month USD-LIBOR + 1.250%) due 7/15/35(a)(b)	997,467
	BX Commercial Mortgage Trust:
984,000	Series 2018-BIOA, Class D, 2.980% (1-Month USD-LIBOR + 1.321%) due 3/15/37(a)(b)	983,374
638,967	Series 2018-IND, Class A, 2.409% (1-Month USD-LIBOR + 0.750%) due 11/15/35(a)(b)	638,775
	BX Trust:
279,650	Series 2017-SLCT, Class D, 3.709% (1-Month USD-LIBOR + 2.050%) due 7/15/34(a)(b)	280,082
474,300	Series 2017-SLCT, Class E, 4.809% (1-Month USD-LIBOR + 3.150%) due 7/15/34(a)(b)	475,201
112,516	Series 2018-EXCL, Class A, 2.746% (1-Month USD-LIBOR + 1.088%) due 9/15/37(a)(b)	112,381
903,000	Series 2018-GW, Class A, 2.459% (1-Month USD-LIBOR + 0.800%) due 5/15/35(a)(b)	900,925
100,000	Series 2018-GW, Class D, 3.429% (1-Month USD-LIBOR + 1.770%) due 5/15/35(a)(b)	99,811
1,600,000	Series 2019-OC11, Class E, 4.075% due 12/9/41(a)(b)	1,680,560
1,145,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, 2.729% (1-Month USD-LIBOR + 1.070%)due 12/15/37(a)(b)	1,147,578
	CD Mortgage Trust:
400,000	Series 2017-CD3, Class A4, 3.631% due 2/10/50	445,747
20,069,634	Series 2017-CD4, Class XA, 1.307% due 5/10/50(a)(c)	1,394,041
16,159,484	CFCRE Commercial Mortgage Trust, Series 2017-C8, Class XA, 1.616% due 6/15/50(a)(c)	1,371,118
	Citigroup Commercial Mortgage Trust:
37,355,044	Series 2015-GC35, Class XA, 0.851% due 11/10/48(a)(c)	1,223,266
1,250,000	Series 2016-GC37, Class A4, 3.314% due 4/10/49	1,358,629
1,180,000	Series 2019-GC43, Class A4, 3.038% due 11/10/52	1,282,630
	Citigroup Mortgage Loan Trust:
6,551,540	Series 2018-A, Class A1, 4.000% due 1/25/68(a)(b)	6,560,021
2,836,281	Series 2019-B, Class A1, 3.258% due 4/25/66(a)(b)(d)	2,839,528
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Commercial Mortgage Trust:
$244,088,560	Series 2013-CR9, Class XA, 0.105% due 7/10/45(a)(c)	$629,919
1,127,000	Series 2016-GCT, Class F, 3.461% due 8/10/29(a)(b)	1,125,225
	Credit Suisse Commercial Mortgage Capital Trust:
713,000	Series 2017-LSTK, Class C, 3.229% due 4/5/33(b)	715,811
848,000	Series 2017-LSTK, Class D, 3.331% due 4/5/33(a)(b)	851,361
1,246,000	Series 2017-LSTK, Class E, 3.331% due 4/5/33(a)(b)	1,247,338
69,653,000	Series 2017-LSTK, Class XACP, 0.570% due 4/5/33(a)(b)(c)	75,615
25,355,000	Series 2017-LSTK, Class XBCP, 0.205% due 4/5/33(a)(b)(c)	11,412
4,721,502	Series 2019-RPL2, Class A1, 3.882% due 7/25/58(a)(b)	4,815,736
1,205,000	CSAIL Commercial Mortgage Trust, Series 2018-C14, Class C, 4.892% due 11/15/51(a)	1,382,927
2,559,638	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-9, Class 5A6, 5.500% due 10/25/35	2,250,079
1,050,471	CSWF, Series 2018-TOP, Class A, 2.659% (1-Month USD-LIBOR + 1.000%) due 8/15/35(a)(b)	1,050,471
920,714	DBGS Mortgage Trust, Series 2018-BIOD, Class A, 2.462% (1-Month USD-LIBOR + 0.803%) due 5/15/35(a)(b)	919,877
1,204,414	Exantas Capital Corp., Ltd., Series 2019-RSO7, Class A, 2.658% (1-Month USD-LIBOR + 1.000%) due 4/15/36(a)(b)	1,204,418
	Federal Home Loan Mortgage Corp. (FHLMC). REMICS:
2,882,164	Series 4116, Class AP, 1.350% due 8/15/42	2,879,793
10,217,933	Series 4223, Class SB, 3.434% (1-Month USD-LIBOR + 5.431%) due 7/15/43(a)	10,937,206
5,462,835	Series 4610, Class LA, 2.500% due 1/15/41	5,617,302
2,720,669	Series 4627, Class Z, 3.000% due 10/15/46	2,723,394
12,263,464	Series 4640, Class VB, 3.000% due 3/15/37	12,924,383
7,956,379	Series 4653, Class Z, 3.000% due 2/15/47	8,355,776
8,438,418	Series 4655, Class CZ, 3.000% due 2/15/47	8,862,452
13,082,566	Series 4664, Class TC, 3.000% due 6/15/41	13,435,285
8,000,000	Series 4749, Class LV, 3.500% due 4/15/38	8,597,846
14,780,512	Series 4750, Class PA, 3.000% due 7/15/46	15,302,573
11,119,605	Federal Home Loan Mortgage Corp. (FHLMC)., REMICS, Series 4745, Class EC, 3.000% due 12/15/44	11,525,085
	Federal National Mortgage Association (FNMA), REMICS:
3,136,463	Series 2014-11, Class KZ, 2.500% due 10/25/41	3,260,230
5,004,259	Series 2015-55, Class PD, 2.500% due 3/25/43	5,109,591
11,923,581	Series 2016-61, Class MZ, 3.000% due 9/25/46	12,132,959
15,030,482	Series 2017-107, Class GA, 3.000% due 8/25/45	15,797,046
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$26,061,099	Series 2017-12, Class TA, 3.000% due 4/25/42	$26,970,785
7,731,019	Series 2017-24, Class LG, 3.000% due 4/25/37	8,421,819
16,635,548	Series 2017-32, Class CA, 3.000% due 10/25/42	17,155,058
16,210,609	Series 2018-33, Class C, 3.000% due 5/25/48	16,929,340
7,082,836	Series 2018-38, Class LA, 3.000% due 6/25/48	7,301,799
4,000,000	FMC GMSR Issuer Trust, Series 2019-GT2, Class A, 4.230% due 9/25/24(a)(b)	4,084,977
	Freddie Mac Multifamily Structured Pass-Through Certificates:
1,750,000	Series K020, Class A2, 2.373% due 5/25/22	1,785,669
1,540,000	Series K062, Class A2, 3.413% due 12/25/26	1,717,358
300,000	Series K078, Class A2, 3.854% due 6/25/28	348,176
2,589,304	FWDSecuritization Trust, Series 2019-INV1, Class A3, 3.110% due 6/25/49(a)(b)	2,634,655
4,473,549	Government National Mortgage Association (GNMA), Series 2012-32, Class Z, 3.500% due 3/20/42	4,747,230
	Great Wolf Trust:
500,000	Series 2019-WOLF, Class E, 4.391% (1-Month USD-LIBOR + 2.732%) due 12/15/36(a)(b)	499,999
500,000	Series 2019-WOLF, Class F, 4.790% (1-Month USD-LIBOR + 3.131%) due 12/15/36(a)(b)	501,301
	GS Mortgage Securities Corp. Trust:
400,000	Series 2018-TWR, Class A, 2.559% (1-Month USD-LIBOR + 0.900%) due 7/15/31(a)(b)	398,711
400,000	Series 2018-TWR, Class D, 3.259% (1-Month USD-LIBOR + 1.600%) due 7/15/31(a)(b)	398,589
400,000	Series 2018-TWR, Class E, 3.759% (1-Month USD-LIBOR + 2.100%) due 7/15/31(a)(b)	401,048
400,000	Series 2018-TWR, Class F, 4.459% (1-Month USD-LIBOR + 2.800%) due 7/15/31(a)(b)	401,411
400,000	Series 2018-TWR, Class G, 5.583% (1-Month USD-LIBOR + 3.925%) due 7/15/31(a)(b)	402,437
1,250,000	Series 2019-SOHO, Class E, 3.533% (1-Month USD-LIBOR + 1.875%) due 6/15/36(a)(b)	1,249,998
	GS Mortgage Securities Trust:
896,614	Series 2012-GC6, Class A3, 3.482% due 1/10/45	918,395
10,495,450	Series 2017-GS7, Class XA, 1.129% due 8/10/50(a)(c)	703,465
14,796,628	Series 2020-GC45, Class XA, 0.675% due 2/13/53(a)(c)	823,153
8,088,785	HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 1.797% (1-Month USD-LIBOR + 0.150%) due 1/25/47(a)	7,546,935
1,137,626	HPLY Trust, Series 2019-HIT, Class F, 4.809% (1-Month USD-LIBOR + 3.150%) due 11/15/36(a)(b)	1,139,795
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$33,247	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-FL10, Class D, 3.559% (1-Month USD-LIBOR + 1.900%) due 6/15/32(a)(b)	$33,006
	JP Morgan Chase Commercial Mortgage Securities Trust:
725,982	Series 2012-C8, Class A3, 2.829% due 10/15/45	747,860
857,950	Series 2018-LAQ, Class A, 2.659% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	857,171
805,000	Series 2018-WPT, Class FFX, 5.542% due 7/5/33(b)	844,645
1,210,000	Series 2020-ACE, Class C, 3.694% due 1/10/37(b)	1,257,612
805,000	Series 2020-LOOP, Class E, 3.861% due 12/5/38(b)(d)	829,085
	JP Morgan Mortgage Trust:
4,101,929	Series 2006-S1, Class 2A9, 6.500% due 4/25/36	4,547,017
8,809,138	Series 2006-S4, Class A7, 6.000% due 1/25/37	6,507,969
2,811,147	Series 2018-7FRB, Class A2, 2.411% (1-Month USD-LIBOR + 0.750%) due 4/25/46(a)(b)	2,809,423
	JPMBB Commercial Mortgage Securities Trust:
1,667,000	Series 2015-C27, Class C, 4.307% due 2/15/48(a)	1,761,531
1,205,000	Series 2015-C28, Class C, 4.197% due 10/15/48(a)	1,268,711
1,663,886	Legacy Mortgage Asset Trust, Series 2019-SL3, Class A, step bond to yield, 3.474% due 11/25/61(b)(d)	1,665,675
8,310,602	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1, Class AF1, 5.750% due 8/25/36	5,563,233
	Morgan Stanley Bank of America Merrill Lynch Trust:
431,972	Series 2014-C15, Class A3, 3.773% due 4/15/47	466,434
2,000,000	Series 2014-C17, Class C, 4.498% due 8/15/47(a)	2,144,676
18,433,491	Series 2014-C19, Class XA, 1.003% due 12/15/47(a)(c)	700,239
852,000	Series 2016-C31, Class C, 4.313% due 11/15/49(a)	905,679
	Morgan Stanley Capital I Trust:
1,964,000	Series 2011-C1, Class D, 5.375% due 9/15/47(a)(b)	2,019,144
17,682,891	Series 2016-UB11, Class XA, 1.614% due 8/15/49(a)(c)	1,303,148
14,312,064	Series 2016-UB12, Class XA, 0.772% due 12/15/49(a)(c)	550,482
1,083,000	Series 2018-SUN, Class A, 2.559% (1-Month USD-LIBOR + 0.900%) due 7/15/35(a)(b)	1,082,339
1,356,000	Series 2019-H7, Class AS, 3.524% due 7/15/52	1,495,720
583,000	Series 2019-H7, Class B, 3.725% due 7/15/52	641,035
22,141,743	Series 2019-L3, Class XA, 0.645% due 11/15/52(a)(c)	1,226,699
806,000	Series 2020-L4, Class A3, 2.698% due 2/15/53	852,216
806,000	Series 2020-L4, Class ASB, 2.624% due 2/15/53	850,007
806,000	Series 2020-L4, Class B, 3.082% due 2/15/53	853,449
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$412,333	Motel 6 Trust, Series 2017-MTL6, Class A, 2.579% (1-Month USD-LIBOR + 0.920%) due 8/15/34(a)(b)	$412,207
2,192,000	MRCD Mortgage Trust, Series 2019-PARK, Class G, 2.718% due 12/15/36(b)	2,051,246
1,122,000	MSCG Trust, Series 2018-SELF, Class A, 2.559% (1-Month USD-LIBOR + 0.900%) due 10/15/37(a)(b)	1,120,646
	PMT Credit Risk Transfer Trust:
2,949,825	Series 2019-2R, Class A, 4.399% (1-Month USD-LIBOR + 2.750%) due 5/27/23(a)(b)(d)	2,981,628
2,621,266	Series 2019-3R, Class A, 4.313% (1-Month USD-LIBOR + 2.700%) due 10/27/22(a)(b)(d)	2,633,179
10,215,618	PRPM, Series 2019-GS1, Class A1, 3.500% due 10/25/24(a)(b)	10,352,750
7,783,217	PRPM LLC, Series 2019-1A, Class A1, step bond to yield, 4.500% due 1/25/24(b)(d)	7,879,321
	Rali Trust:
2,195,972	Series 2005-QS13, Class 1A3, 5.500% due 9/25/35	2,076,700
23,345,243	Series 2007-QH5, Class AII, 1.857% (1-Month USD-LIBOR + 0.230%) due 6/25/37(a)	12,453,182
5,265,869	Residential Asset Securitization Trust, Series 2005-A8CB, Class A6, 5.000% due 7/25/35	4,667,944
3,100,000	Residential Mortgage Loan Trust, Series 2020-1, Class M1, 3.242% due 2/25/24(a)(b)	3,146,450
	Rosslyn Portfolio Trust:
429,000	Series 2017-ROSS, Class A, 2.609% (1-Month USD-LIBOR + 0.950%) due 6/15/33(a)(b)	428,914
429,000	Series 2017-ROSS, Class B, 2.909% (1-Month USD-LIBOR + 1.250%) due 6/15/33(a)(b)	428,754
6,137,767	Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MV, 3.000% due 2/25/59	6,613,939
5,713,350	UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.563% due 6/15/50(a)(c)	499,382
4,302,102	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class XA, 0.950% due 3/10/46(a)(b)(c)	98,609
6,400,000	Verus Securitization Trust, Series 2019-INV2, Class M1, 3.499% due 7/25/59(a)(b)	6,506,004
	Wells Fargo Commercial Mortgage Trust:
295,000	Series 2010-C1, Class C, 5.632% due 11/15/43(a)(b)	299,701
275,000	Series 2015-C31, Class A4, 3.695% due 11/15/48	303,193
1,000,000	Series 2015-LC20, Class A3, 3.086% due 4/15/50	1,021,894
2,581,000	Series 2015-NXS4, Class E, 3.670% due 12/15/48(a)(b)	2,360,072
10,316,801	Series 2017-C38, Class XA, 1.060% due 7/15/50(a)(c)	627,842
1,200,000	Series 2017-C42, Class A4, 3.589% due 12/15/50	1,336,883
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$806,000	Series 2020-C55, Class A5, 2.725% due 2/15/53	$854,794
806,000	Series 2020-C55, Class AS, 2.937% due 2/15/53	851,120
806,000	Series 2020-C55, Class ASB, 2.651% due 2/15/53	850,647
1,489,217	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.440% due 4/15/45	1,526,345
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $437,097,093)	445,229,579
U.S. GOVERNMENT AGENCIES & OBLIGATIONS – 22.0%
U.S. GOVERNMENT OBLIGATIONS – 21.6%
	U.S. Treasury Bonds:
1,000,000	5.250% due 11/15/28	1,345,000
500,000	6.250% due 5/15/30	746,172
600,000	5.375% due 2/15/31	859,523
2,050,000	4.500% due 5/15/38	3,072,838
300,000	4.375% due 11/15/39	449,180
2,850,000	3.875% due 8/15/40	4,034,865
3,000,000	4.375% due 5/15/41	4,539,609
2,500,000	3.125% due 11/15/41	3,213,281
950,000	3.000% due 5/15/42	1,199,932
3,500,000	2.750% due 8/15/42	4,251,816
1,000,000	2.750% due 11/15/42	1,214,961
3,500,000	2.875% due 5/15/43	4,340,547
300,000	3.750% due 11/15/43	425,156
3,500,000	3.125% due 8/15/44	4,531,406
1,475,000	2.500% due 2/15/45	1,723,618
3,000,000	2.875% due 8/15/45	3,746,250
1,000,000	2.500% due 2/15/46	1,172,734
2,500,000	2.500% due 5/15/46	2,935,840
1,700,000	2.875% due 11/15/46	2,141,867
3,500,000	3.000% due 2/15/47	4,516,094
1,000,000	3.000% due 5/15/47	1,291,055
1,100,000	2.750% due 8/15/47	1,361,078
1,000,000	2.750% due 11/15/47	1,239,141
500,000	3.000% due 8/15/48	651,367
23,400,000	2.875% due 5/15/49	29,980,336
300,000	2.250% due 8/15/49	341,004
700,000	2.375% due 11/15/49	817,113
750,000	2.000% due 2/15/50	809,824
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS – (continued)
U.S. GOVERNMENT OBLIGATIONS – (continued)
$7,966,035	U.S. Treasury Inflation Indexed Notes, 0.625% due 4/15/23	$8,185,313
	U.S. Treasury Notes:
8,000,000	2.250% due 3/31/21	8,101,250
3,500,000	1.125% due 6/30/21	3,505,059
12,000,000	2.125% due 6/30/21	12,175,313
1,000,000	2.875% due 10/15/21	1,030,664
4,000,000	1.875% due 1/31/22	4,072,188
500,000	1.750% due 2/28/22	508,281
2,700,000	1.875% due 2/28/22	2,750,836
6,000,000	1.875% due 3/31/22	6,118,594
800,000	1.750% due 4/30/22	814,406
4,000,000	1.750% due 6/30/22	4,079,062
5,500,000	1.875% due 7/31/22	5,628,477
1,500,000	1.625% due 8/15/22	1,527,129
1,000,000	1.625% due 8/31/22	1,018,125
2,000,000	1.375% due 10/15/22	2,025,312
4,000,000	1.875% due 10/31/22	4,103,281
2,500,000	1.625% due 11/15/22	2,549,023
1,250,000	2.000% due 11/30/22	1,287,549
2,500,000	1.750% due 1/31/23	2,562,012
8,150,000	2.375% due 1/31/23	8,497,967
5,000,000	1.500% due 3/31/23	5,093,555
5,000,000	1.625% due 5/31/23	5,116,406
6,000,000	1.375% due 8/31/23	6,098,203
2,500,000	1.625% due 10/31/23	2,565,234
9,000,000	2.250% due 12/31/23	9,455,273
5,000,000	2.750% due 2/15/24	5,357,031
22,100,000	2.125% due 2/29/24	23,148,024
9,500,000	2.125% due 3/31/24	9,960,898
2,600,000	2.000% due 4/30/24	2,714,664
2,000,000	2.500% due 5/15/24	2,130,312
900,000	2.000% due 5/31/24	940,430
4,500,000	1.750% due 6/30/24	4,658,203
4,000,000	2.000% due 6/30/24	4,183,281
28,300,000	2.125% due 7/31/24	29,772,484
1,000,000	1.875% due 8/31/24	1,041,836
1,400,000	1.500% due 9/30/24	1,436,258
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS – (continued)
U.S. GOVERNMENT OBLIGATIONS – (continued)
$1,400,000	2.125% due 9/30/24	$1,475,086
1,600,000	1.500% due 10/31/24	1,642,063
4,000,000	2.250% due 11/15/24	4,242,500
4,000,000	2.125% due 11/30/24	4,221,562
2,400,000	2.250% due 12/31/24	2,549,063
2,500,000	2.000% due 2/15/25	2,628,809
2,000,000	2.875% due 7/31/25	2,201,641
1,000,000	2.000% due 8/15/25	1,054,687
2,000,000	2.750% due 8/31/25	2,190,469
36,800,000	2.250% due 11/15/25	39,380,313
5,000,000	1.625% due 2/15/26	5,179,687
2,000,000	2.500% due 2/28/26	2,174,297
30,850,000	1.625% due 5/15/26	31,976,748
2,500,000	1.875% due 6/30/26	2,631,445
2,250,000	1.625% due 10/31/26	2,334,902
2,100,000	2.250% due 2/15/27	2,269,805
400,000	2.375% due 5/15/27	436,734
2,000,000	2.250% due 8/15/27	2,171,016
5,000,000	2.250% due 11/15/27	5,437,305
5,000,000	2.750% due 2/15/28	5,638,867
3,350,000	2.875% due 8/15/28	3,830,516
1,500,000	3.125% due 11/15/28	1,751,191
10,400,000	2.625% due 2/15/29	11,735,344
1,400,000	2.375% due 5/15/29	1,552,742
6,700,000	1.625% due 8/15/29	6,994,957
1,400,000	1.500% due 2/15/30	1,447,688
	TOTAL U.S. GOVERNMENT OBLIGATIONS	430,312,977
U.S. GOVERNMENT AGENCIES – 0.4%
	Federal Home Loan Banks (FHLB):
1,000,000	1.375% due 2/18/21	1,002,528
2,000,000	3.625% due 6/11/21	2,066,189
555,000	3.125% due 6/13/25	611,891
	Federal Home Loan Mortgage Corp. (FHLMC).:
1,645,000	2.375% due 1/13/22	1,686,858
1,300,000	6.250% due 7/15/32	1,995,447
	Federal National Mortgage Association (FNMA):
350,000	2.625% due 1/11/22	360,551
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS – (continued)
U.S. GOVERNMENT AGENCIES – (continued)
$1,000,000	1.875% due 4/5/22	$1,018,875
	TOTAL U.S. GOVERNMENT AGENCIES	8,742,339
	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost – $406,842,916)	439,055,316
MORTGAGE-BACKED SECURITIES – 21.0%
FHLMC – 3.3%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
2,961,140	2.500% due 2/1/32	3,053,777
17,086,648	3.000% due 3/1/32 – 1/1/46	17,906,010
28,581,657	3.500% due 6/1/33 – 2/1/48	30,762,065
5,718,637	4.000% due 5/1/46 – 1/1/49	6,180,943
3,339,683	4.500% due 9/1/46 – 3/1/49	3,624,329
79,217	5.000% due 10/1/48	85,884
	Federal Home Loan Mortgage Corp. (FHLMC), Gold UMBS:
504,758	3.000% due 8/1/34 – 12/1/49	520,791
2,973,272	3.500% due 6/1/33 – 2/1/50	3,098,816
305,723	4.000% due 7/1/29 – 2/1/50	322,597
410,605	4.500% due 7/1/48	440,025
	TOTAL FHLMC	65,995,237
FNMA – 15.5%
	Federal National Mortgage Association (FNMA), UMBS:
31,104,832	2.500% due 1/1/32 – 1/1/50	31,976,246
2,546,000	2.500% due 1/1/35 – 3/1/50(e)	2,601,265
86,923,863	3.000% due 2/1/32 – 12/1/49	90,832,920
2,121,000	3.000% due 3/1/35 – 3/1/50(e)	2,184,676
51,538,804	3.500% due 7/1/26 – 2/1/50	55,174,683
546,000	3.500% due 3/1/35 – 3/1/50(e)	567,643
26,317,478	4.000% due 7/1/26 – 12/1/49	28,128,827
10,000	4.000% due 3/1/35(e)	10,498
4,374,671	4.500% due 5/1/48 – 6/1/49	4,714,522
5,504,451	5.000% due 4/1/40 – 1/1/49	6,187,959
	Federal National Mortgage Association (FNMA):
12,100,000	2.220% due 12/1/29	12,602,179
3,700,000	2.310% due 12/1/29	3,875,217
3,000,000	2.315% due 12/1/29	3,144,856
10,000,000	2.410% due 10/1/29	10,564,227
10,000,000	2.490% due 9/1/28 – 1/1/32	10,651,466
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – (continued)
$3,000,000	2.630% due 9/1/31	$3,229,038
12,273,808	2.690% due 8/1/30	13,190,061
5,765,697	2.714% due 5/1/44(a)	5,955,315
9,590,500	2.760% due 8/1/31 – 9/1/31	10,430,043
5,825,000	2.770% due 7/1/31	6,341,175
6,374,604	3.000% due 4/1/53	6,636,260
	TOTAL FNMA	308,999,076
GNMA – 2.2%
	Government National Mortgage Association (GNMA):
500,000	2.500% due 3/1/50	513,398
1,317,000	3.000% due 3/1/50(e)	1,360,729
375,000	3.500% due 3/1/50(e)	388,550
50,000	4.000% due 3/1/50(e)	52,056
600,000	4.500% due 3/1/50(e)	631,195
	Government National Mortgage Association (GNMA) II:
387,019	2.500% due 1/20/47	400,836
10,755,834	3.000% due 7/20/45 – 2/20/50	11,218,498
14,861,366	3.500% due 5/20/43 – 1/20/50	15,594,913
8,741,978	4.000% due 9/20/45 – 11/20/49	9,290,790
3,680,456	4.500% due 2/20/47 – 8/20/49	3,897,400
1,068,408	5.000% due 3/20/48 – 4/20/49	1,147,828
	TOTAL GNMA	44,496,193
	TOTAL MORTGAGE-BACKED SECURITIES (Cost – $400,730,165)	419,490,506
CORPORATE BONDS & NOTES – 19.6%
Basic Materials – 0.8%
350,000	Air Products & Chemicals Inc., Senior Unsecured Notes, 3.000% due 11/3/21	360,498
400,000	Alcoa Nederland Holding BV, Company Guaranteed Notes, 6.125% due 5/15/28(b)	410,520
	ArcelorMittal SA, Senior Unsecured Notes:
150,000	4.550% due 3/11/26	162,592
25,000	7.000% due 10/15/39	31,570
210,000	Arconic Rolled Products Corp., Secured Notes, 6.125% due 2/15/28(b)	216,300
100,000	Barrick North America Finance LLC, Company Guaranteed Notes, 5.750% due 5/1/43	141,160
200,000	BHP Billiton Finance USA Ltd., Company Guaranteed Notes, 4.125% due 2/24/42	245,219
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Basic Materials – (continued)
$600,000	Braskem Idesa SAPI, Senior Secured Notes, 7.450% due 11/15/29(b)	$599,994
800,000	CSN Islands XII Corp., Company Guaranteed Notes, 7.000%(f)	668,504
400,000	CSN Resources SA, Company Guaranteed Notes, 7.625% due 4/17/26(b)(g)	396,000
	Dow Chemical Co., Senior Unsecured Notes:
250,000	3.150% due 5/15/24	265,350
250,000	4.625% due 10/1/44	292,142
375,000	DuPont de Nemours Inc., Senior Unsecured Notes, 5.419% due 11/15/48	472,374
150,000	Eastman Chemical Co., Senior Unsecured Notes, 3.800% due 3/15/25	162,945
	Freeport-McMoRan Inc., Company Guaranteed Notes:
1,300,000	5.400% due 11/14/34	1,267,961
850,000	5.450% due 3/15/43	824,500
800,000	Fresnillo PLC, Senior Unsecured Notes, 5.500% due 11/13/23	876,400
560,000	Georgia-Pacific LLC, Senior Unsecured Notes, 3.600% due 3/1/25(b)	607,190
95,000	Hexion Inc., Company Guaranteed Notes, 7.875% due 7/15/27(b)	94,287
	International Paper Co., Senior Unsecured Notes:
100,000	3.000% due 2/15/27	106,053
100,000	7.300% due 11/15/39	149,697
100,000	4.400% due 8/15/47	112,623
600,000	Inversiones CMPC SA, Company Guaranteed Notes, 4.750% due 9/15/24	639,838
160,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., Company Guaranteed Notes, 7.000% due 4/15/25(b)	152,000
100,000	LYB International Finance II BV, Company Guaranteed Notes, 3.500% due 3/2/27	108,505
100,000	LYB International Finance III LLC, Company Guaranteed Notes, 4.200% due 10/15/49	106,081
100,000	Mosaic Co., Senior Unsecured Notes, 4.050% due 11/15/27	105,753
250,000	Newmont Corp., Company Guaranteed Notes, 2.800% due 10/1/29	259,949
85,000	Novelis Corp., Company Guaranteed Notes, 4.750% due 1/30/30(b)	83,538
150,000	Nutrien Ltd., Senior Unsecured Notes, 6.125% due 1/15/41	199,920
100,000	PPG Industries Inc., Senior Unsecured Notes, 2.800% due 8/15/29	104,828
200,000	Rio Tinto Finance USA Ltd., Company Guaranteed Notes, 5.200% due 11/2/40	277,488
160,000	Schweitzer-Mauduit International Inc., Company Guaranteed Notes, 6.875% due 10/1/26(b)	171,600
100,000	Sherwin-Williams Co., Senior Unsecured Notes, 4.500% due 6/1/47	120,031
200,000	Sociedad Quimica y Minera de Chile SA, Senior Unsecured Notes, 4.375% due 1/28/25	213,250
	Southern Copper Corp., Senior Unsecured Notes:
125,000	3.875% due 4/23/25	133,094
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Basic Materials – (continued)
$125,000	6.750% due 4/16/40	$170,650
1,600,000	Syngenta Finance NV, Company Guaranteed Notes, 5.676% due 4/24/48	1,823,817
1,100,000	UPL Corp., Ltd, Senior Unsecured Notes, 3.250% due 10/13/21	1,113,976
100,000	Vale Overseas Ltd., Company Guaranteed Notes, 6.250% due 8/10/26	117,331
400,000	Vedanta Resources Finance II PLC, Company Guaranteed Notes, 9.250% due 4/23/26(b)	361,000
1,600,000	Vedanta Resources Ltd., Senior Unsecured Notes, 6.125% due 8/9/24	1,340,593
100,000	Westlake Chemical Corp., Company Guaranteed Notes, 5.000% due 8/15/46	118,229
	Total Basic Materials	16,185,350
Communications – 2.1%
	Alibaba Group Holding Ltd., Senior Unsecured Notes:
200,000	3.600% due 11/28/24	214,925
200,000	4.000% due 12/6/37	229,428
255,000	Altice France SA, Senior Secured Notes, 7.375% due 5/1/26(b)	267,418
	Amazon.com Inc., Senior Unsecured Notes:
845,000	2.800% due 8/22/24	890,961
215,000	3.800% due 12/5/24	236,592
250,000	3.150% due 8/22/27	273,920
200,000	4.050% due 8/22/47	256,037
250,000	America Movil SAB de CV, Senior Unsecured Notes, 4.375% due 7/16/42	304,143
	AT&T Inc., Senior Unsecured Notes:
600,000	3.200% due 3/1/22	618,774
250,000	3.800% due 3/1/24	269,776
1,025,000	3.400% due 5/15/25	1,093,558
250,000	4.250% due 3/1/27	281,616
100,000	4.300% due 2/15/30	114,555
250,000	5.250% due 3/1/37	308,198
250,000	5.350% due 9/1/40	314,055
250,000	4.850% due 7/15/45	292,868
200,000	4.500% due 3/9/48	228,015
300,000	5.700% due 3/1/57	414,372
1,000,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	1,010,598
200,000	Baidu Inc., Senior Unsecured Notes, 4.875% due 11/14/28	235,560
100,000	British Telecommunications PLC, Senior Unsecured Notes, 9.625% due 12/15/30	158,360
1,600,000	C&W Senior Financing DAC, Senior Unsecured Notes, 6.875% due 9/15/27	1,688,000
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
$740,000	5.750% due 2/15/26(b)	$769,378
265,000	4.750% due 3/1/30(b)	272,950
90,000	4.500% due 8/15/30(b)	91,012
125,000	Cengage Learning Inc., Senior Unsecured Notes, 9.500% due 6/15/24(b)	108,829
	CenturyLink Inc.:
125,000	Senior Secured Notes, 4.000% due 2/15/27(b)	125,613
135,000	Senior Unsecured Notes, 5.125% due 12/15/26(b)	136,012
	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
490,000	4.464% due 7/23/22	519,986
250,000	4.908% due 7/23/25	280,114
350,000	5.050% due 3/30/29	405,232
250,000	6.484% due 10/23/45	321,520
195,000	Cincinnati Bell Inc., Company Guaranteed Notes, 7.000% due 7/15/24(b)	204,994
	Cisco Systems Inc., Senior Unsecured Notes:
150,000	2.200% due 9/20/23	154,187
100,000	3.625% due 3/4/24	108,911
100,000	5.500% due 1/15/40	145,591
126,000	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 9.250% due 2/15/24(b)	133,875
200,000	Colombia Telecomunicaciones SA ESP, Junior Subordinated Notes, 8.500% (5-Year USD Swap Rate + 6.958%)(a)(f)	199,752
	Comcast Corp., Company Guaranteed Notes:
250,000	3.000% due 2/1/24	263,914
250,000	3.300% due 2/1/27	271,667
500,000	4.150% due 10/15/28	579,485
150,000	4.400% due 8/15/35	185,463
400,000	3.400% due 7/15/46	430,490
870,000	4.700% due 10/15/48	1,141,584
100,000	3.999% due 11/1/49	118,616
	CommScope Inc., Senior Secured Notes:
105,000	5.500% due 3/1/24(b)	106,520
100,000	6.000% due 3/1/26(b)	102,643
500,000	Comunicaciones Celulares SA Via Comcel Trust, Senior Unsecured Notes, 6.875% due 2/6/24	509,380
325,000	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(b)	330,687
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
	Corning Inc., Senior Unsecured Notes:
$100,000	3.900% due 11/15/49	$105,568
50,000	5.450% due 11/15/79	55,647
	CSC Holdings LLC, Senior Unsecured Notes:
345,000	5.250% due 6/1/24	373,031
295,000	5.750% due 1/15/30(b)	311,963
100,000	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 8.750% due 6/15/30	151,368
165,000	Diamond Sports Group LLC/Diamond Sports Finance Co., Senior Secured Notes, 5.375% due 8/15/26(b)	152,133
507,159	Digicel Group Two Ltd., Senior Unsecured Notes, 9.125% due 4/1/24(b)(h)	83,681
	Discovery Communications LLC, Company Guaranteed Notes:
400,000	3.800% due 3/13/24	428,099
350,000	4.125% due 5/15/29	384,880
160,000	DISH DBS Corp., Company Guaranteed Notes, 5.875% due 11/15/24	164,117
100,000	eBay Inc., Senior Unsecured Notes, 4.000% due 7/15/42	101,357
130,000	Embarq Corp., Senior Unsecured Notes, 7.995% due 6/1/36	138,450
	Empresa Nacional de Telecomunicaciones SA, Senior Unsecured Notes:
200,000	4.875% due 10/30/24	210,713
800,000	4.750% due 8/1/26	853,640
	Expedia Group Inc., Company Guaranteed Notes:
1,000,000	3.800% due 2/15/28	1,027,578
65,000	3.250% due 2/15/30(b)	63,523
50,000	Fox Corp., Senior Unsecured Notes, 5.576% due 1/25/49(b)	67,209
	Front Range BidCo Inc.:
160,000	Senior Secured Notes, 4.000% due 3/1/27(b)	155,400
65,000	Senior Unsecured Notes, 6.125% due 3/1/28(b)	64,106
	Frontier Communications Corp.:
	Senior Unsecured Notes:
45,000	8.500% due 4/15/20	21,375
100,000	7.125% due 1/15/23	46,250
80,000	Secured Notes, 8.500% due 4/1/26(b)	81,000
125,000	Senior Secured Notes, 8.000% due 4/1/27(b)	129,687
	Globo Comunicacao e Participacoes SA, Senior Unsecured Notes:
400,000	4.843% due 6/8/25	415,004
400,000	4.875% due 1/22/30(b)	400,000
225,000	Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., Senior Secured Notes, 9.875% due 5/1/24(b)	228,870
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
	Gray Television Inc., Company Guaranteed Notes:
$65,000	5.125% due 10/15/24(b)	$66,625
190,000	7.000% due 5/15/27(b)	206,102
80,000	GrubHub Holdings Inc., Company Guaranteed Notes, 5.500% due 7/1/27(b)	74,304
250,000	Grupo Televisa SAB, Senior Unsecured Notes, 4.625% due 1/30/26	280,325
140,000	GTT Communications Inc., Company Guaranteed Notes, 7.875% due 12/31/24(b)	107,100
	iHeartCommunications Inc.:
25,000	Company Guaranteed Notes, 8.375% due 5/1/27	27,149
105,000	Senior Secured Notes, 5.250% due 8/15/27(b)	108,286
	Intelsat Jackson Holdings SA, Company Guaranteed Notes:
110,000	5.500% due 8/1/23	94,600
190,000	8.500% due 10/15/24(b)	166,250
160,000	Level 3 Financing Inc., Company Guaranteed Notes, 4.625% due 9/15/27(b)	163,200
255,000	Match Group Inc., Senior Unsecured Notes, 5.000% due 12/15/27(b)	263,925
	Millicom International Cellular SA, Senior Unsecured Notes:
400,000	6.000% due 3/15/25	407,668
200,000	6.625% due 10/15/26(b)	214,060
400,000	5.125% due 1/15/28	412,000
700,000	6.250% due 3/25/29(b)	743,750
	Netflix Inc., Senior Unsecured Notes:
140,000	5.875% due 2/15/25	157,325
75,000	5.375% due 11/15/29(b)	81,540
600,000	Network i2i Ltd., Company Guaranteed Notes, 5.650% (5-Year CMT Index + 4.277%)(a)(b)(f)	600,300
110,000	Nexstar Broadcasting Inc., Company Guaranteed Notes, 5.625% due 7/15/27(b)	113,855
690,000	Omnicom Group Inc., Senior Unsecured Notes, 2.450% due 4/30/30	695,011
100,000	Omnicom Group Inc./Omnicom Capital Inc., Senior Unsecured Notes, 3.600% due 4/15/26	109,800
250,000	Orange SA, Senior Unsecured Notes, 9.000% due 3/1/31	400,338
180,000	Radiate Holdco LLC/Radiate Finance Inc., Senior Unsecured Notes, 6.875% due 2/15/23(b)	180,900
150,000	Rogers Communications Inc., Company Guaranteed Notes, 5.000% due 3/15/44	193,577
155,000	Scripps Escrow Inc., Company Guaranteed Notes, 5.875% due 7/15/27(b)	160,813
600,000	SingTel Group Treasury Pte Ltd., Company Guaranteed Notes, 4.500% due 9/8/21	627,219
	Sirius XM Radio Inc., Company Guaranteed Notes:
225,000	5.375% due 7/15/26(b)	232,830
110,000	5.500% due 7/1/29(b)	118,476
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$415,000	Sprint Capital Corp., Company Guaranteed Notes, 6.875% due 11/15/28	$494,240
	Sprint Corp., Company Guaranteed Notes:
395,000	7.125% due 6/15/24	448,653
80,000	7.250% due 2/1/28(b)	80,192
1,000,000	Telecom Argentina SA, Senior Unsecured Notes, 8.000% due 7/18/26(b)	921,010
250,000	Telefonica Celular del Paraguay SA, Senior Unsecured Notes, 5.875% due 4/15/27(b)	261,250
200,000	Telefonica Chile SA, Senior Unsecured Notes, 3.875% due 10/12/22	206,325
200,000	Telefonica Emisiones SA, Company Guaranteed Notes, 5.213% due 3/8/47	245,615
	Telesat Canada/Telesat LLC:
130,000	Company Guaranteed Notes, 6.500% due 10/15/27(b)	134,550
130,000	Senior Secured Notes, 4.875% due 6/1/27(b)	132,925
100,000	TELUS Corp., Senior Unsecured Notes, 3.700% due 9/15/27	111,183
55,000	Terrier Media Buyer Inc., Company Guaranteed Notes, 8.875% due 12/15/27(b)	54,588
	Time Warner Cable LLC, Senior Secured Notes:
150,000	4.000% due 9/1/21	154,159
150,000	7.300% due 7/1/38	203,639
150,000	4.500% due 9/15/42	156,147
500,000	T-Mobile USA Inc., Company Guaranteed Notes, 4.500% due 2/1/26	506,725
	TWDC Enterprises 18 Corp., Company Guaranteed Notes:
150,000	2.450% due 3/4/22	153,643
125,000	3.150% due 9/17/25	136,418
	Uber Technologies Inc., Company Guaranteed Notes:
130,000	8.000% due 11/1/26(b)	135,246
70,000	7.500% due 9/15/27(b)	72,975
45,000	Univision Communications Inc., Senior Secured Notes, 5.125% due 5/15/23(b)	43,538
	Verizon Communications Inc., Senior Unsecured Notes:
493,000	4.329% due 9/21/28	578,703
650,000	4.016% due 12/3/29	755,574
285,000	4.272% due 1/15/36	341,115
500,000	5.250% due 3/16/37	664,311
350,000	5.012% due 4/15/49	483,566
	ViacomCBS Inc.:
	Senior Unsecured Notes:
100,000	5.900% due 10/15/40	126,967
100,000	5.850% due 9/1/43	126,062
100,000	Company Guaranteed Notes, 3.375% due 3/1/22	102,944
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
	Vodafone Group PLC, Senior Unsecured Notes:
$350,000	4.375% due 5/30/28	$402,602
250,000	4.375% due 2/19/43	281,772
	VTR Finance BV, Senior Secured Notes:
1,263,000	6.875% due 1/15/24	1,287,729
270,000	6.875% due 1/15/24(b)	275,287
	Walt Disney Co., Company Guaranteed Notes:
250,000	3.375% due 11/15/26	275,205
100,000	2.000% due 9/1/29	100,698
150,000	4.750% due 11/15/46	202,733
50,000	2.750% due 9/1/49	50,551
	Total Communications	41,650,951
Consumer Cyclical – 1.4%
240,000	1011778 BC ULC/New Red Finance Inc., Secured Notes, 5.000% due 10/15/25(b)	241,099
375,000	Allison Transmission Inc., Senior Unsecured Notes, 5.000% due 10/1/24(b)	379,204
115,000	American Axle & Manufacturing Inc., Company Guaranteed Notes, 6.250% due 3/15/26	110,630
	American Honda Finance Corp., Senior Unsecured Notes:
225,000	2.050% due 1/10/23	228,449
500,000	2.900% due 2/16/24	525,439
	Asbury Automotive Group Inc., Senior Unsecured Notes:
70,000	4.500% due 3/1/28(b)	70,140
70,000	4.750% due 3/1/30(b)	71,225
250,000	AutoZone Inc., Senior Unsecured Notes, 3.125% due 4/18/24	263,695
	Beacon Roofing Supply Inc.:
215,000	Company Guaranteed Notes, 4.875% due 11/1/25(b)	207,410
90,000	Senior Secured Notes, 4.500% due 11/15/26(b)	89,177
130,000	Boyd Gaming Corp., Company Guaranteed Notes, 4.750% due 12/1/27(b)	128,661
370,000	Boyne USA Inc., Secured Notes, 7.250% due 5/1/25(b)	395,900
215,000	Caesars Resort Collection LLC/CRC Finco Inc., Company Guaranteed Notes, 5.250% due 10/15/25(b)	211,134
125,000	Carvana Co., Company Guaranteed Notes, 8.875% due 10/1/23(b)	129,377
280,000	Cedar Fair LP, Company Guaranteed Notes, 5.250% due 7/15/29(b)	280,000
115,000	Century Communities Inc., Company Guaranteed Notes, 6.750% due 6/1/27	123,625
140,000	Constellation Merger Sub Inc., Senior Unsecured Notes, 8.500% due 9/15/25(b)	121,100
200,000	Controladora Mabe SA de CV, Company Guaranteed Notes, 5.600% due 10/23/28	225,000
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$235,000	Dana Financing Luxembourg SARL, Company Guaranteed Notes, 5.750% due 4/15/25(b)	$242,050
45,000	Dana Inc., Senior Unsecured Notes, 5.375% due 11/15/27	45,450
60,000	Dealer Tire LLC/DT Issuer LLC, Senior Unsecured Notes, 8.000% due 2/1/28(b)	60,150
835,000	Delta Air Lines Inc., Senior Unsecured Notes, 3.625% due 3/15/22	860,001
645,000	Dollar Tree Inc., Senior Unsecured Notes, 4.000% due 5/15/25	708,817
215,000	eG Global Finance PLC, Senior Secured Notes, 8.500% due 10/30/25(b)	224,137
180,000	Eldorado Resorts Inc., Company Guaranteed Notes, 6.000% due 4/1/25	188,100
150,000	Ford Motor Co., Senior Unsecured Notes, 5.291% due 12/8/46	137,531
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.810% due 1/9/24	505,654
	General Motors Co., Senior Unsecured Notes:
205,000	2.542% (3-Month USD-LIBOR + 0.800%) due 8/7/20(a)	205,575
100,000	6.750% due 4/1/46	117,672
100,000	5.400% due 4/1/48	100,918
	General Motors Financial Co., Inc.:
	Company Guaranteed Notes:
500,000	3.450% due 1/14/22	511,761
810,000	2.890% (3-Month USD-LIBOR + 0.990%) due 1/5/23(a)	806,801
415,000	3.950% due 4/13/24	437,910
100,000	4.350% due 1/17/27	106,375
	Senior Unsecured Notes:
250,000	5.100% due 1/17/24	273,630
150,000	5.650% due 1/17/29	171,044
1,000,000	Gohl Capital Ltd., Company Guaranteed Notes, 4.250% due 1/24/27	1,052,889
105,000	Golden Entertainment Inc., Senior Unsecured Notes, 7.625% due 4/15/26(b)	112,087
	Golden Nugget Inc.:
50,000	Company Guaranteed Notes, 8.750% due 10/1/25(b)	50,210
340,000	Senior Unsecured Notes, 6.750% due 10/15/24(b)	333,948
640,000	Hasbro Inc., Senior Unsecured Notes, 3.500% due 9/15/27	668,900
	Home Depot Inc., Senior Unsecured Notes:
250,000	2.625% due 6/1/22	257,135
250,000	2.125% due 9/15/26	258,138
565,000	3.900% due 6/15/47	676,078
250,000	3.500% due 9/15/56	283,093
830,000	Hyundai Capital America, Company Guaranteed Notes, 3.000% due 2/10/27(b)	849,541
210,000	IAA Inc., Senior Unsecured Notes, 5.500% due 6/15/27(b)	222,337
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$155,000	Installed Building Products Inc., Company Guaranteed Notes, 5.750% due 2/1/28(b)	$165,171
240,000	IRB Holding Corp., Company Guaranteed Notes, 6.750% due 2/15/26(b)	238,200
255,000	KAR Auction Services Inc., Company Guaranteed Notes, 5.125% due 6/1/25(b)	261,987
150,000	Las Vegas Sands Corp., Senior Unsecured Notes, 3.500% due 8/18/26	156,731
	Latam Finance Ltd., Company Guaranteed Notes:
400,000	6.875% due 4/11/24	401,328
600,000	7.000% due 3/1/26(b)	600,000
200,000	Lions Gate Capital Holdings LLC, Company Guaranteed Notes, 6.375% due 2/1/24(b)	196,000
310,000	Live Nation Entertainment Inc., Company Guaranteed Notes, 5.625% due 3/15/26(b)	318,525
	Lowe’s Cos. Inc., Senior Unsecured Notes:
250,000	2.500% due 4/15/26	258,263
250,000	3.700% due 4/15/46	268,660
330,000	LTF Merger Sub Inc., Company Guaranteed Notes, 8.500% due 6/15/23(b)	333,506
130,000	M/I Homes Inc., Company Guaranteed Notes, 4.950% due 2/1/28(b)	132,275
18,000	Macy’s Retail Holdings Inc., Company Guaranteed Notes, 4.500% due 12/15/34	16,405
250,000	Marriott International Inc., Senior Unsecured Notes, 3.600% due 4/15/24	267,696
210,000	Marriott Ownership Resorts Inc./ILG LLC, Company Guaranteed Notes, 6.500% due 9/15/26	225,750
140,000	Mattamy Group Corp., Senior Unsecured Notes, 4.625% due 3/1/30(b)	135,824
	McDonald’s Corp., Senior Unsecured Notes:
250,000	3.500% due 3/1/27	273,589
75,000	4.875% due 12/9/45	95,293
150,000	4.450% due 3/1/47	181,672
115,000	MGM Resorts International, Company Guaranteed Notes, 5.750% due 6/15/25	125,925
255,000	Murphy Oil USA Inc., Company Guaranteed Notes, 4.750% due 9/15/29	267,444
220,000	NCL Corp., Ltd., Senior Unsecured Notes, 3.625% due 12/15/24(b)	203,810
100,000	Nordstrom Inc., Senior Unsecured Notes, 4.000% due 3/15/27	106,574
	Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
80,000	Company Guaranteed Notes, 8.500% due 5/15/27(b)	81,400
150,000	Senior Secured Notes, 6.250% due 5/15/26(b)	154,080
230,000	Penn National Gaming Inc., Senior Unsecured Notes, 5.625% due 1/15/27(b)	238,050
200,000	Performance Food Group Inc., Company Guaranteed Notes, 5.500% due 10/15/27(b)	210,750
	PetSmart Inc.:
195,000	Company Guaranteed Notes, 7.125% due 3/15/23(b)	190,612
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$106,000	Senior Secured Notes, 5.875% due 6/1/25(b)	$106,668
225,000	Resideo Funding Inc., Company Guaranteed Notes, 6.125% due 11/1/26(b)	219,938
400,000	SACI Falabella, Senior Unsecured Notes, 3.750% due 4/30/23	412,906
200,000	Sands China Ltd., Senior Unsecured Notes, 5.400% due 8/8/28	226,460
	Scientific Games International Inc.:
	Company Guaranteed Notes:
80,000	8.250% due 3/15/26(b)	82,600
30,000	7.000% due 5/15/28(b)	29,231
70,000	7.250% due 11/15/29(b)	68,166
200,000	Senior Secured Notes, 5.000% due 10/15/25(b)	200,625
155,000	Scotts Miracle-Gro Co., Company Guaranteed Notes, 4.500% due 10/15/29(b)	160,425
280,000	Six Flags Entertainment Corp., Company Guaranteed Notes, 4.875% due 7/31/24(b)	276,360
	Staples Inc.:
155,000	Senior Secured Notes, 7.500% due 4/15/26(b)	153,985
55,000	Senior Unsecured Notes, 10.750% due 4/15/27(b)	52,646
	Starbucks Corp., Senior Unsecured Notes:
250,000	3.100% due 3/1/23	261,947
150,000	3.550% due 8/15/29	168,389
75,000	4.450% due 8/15/49	90,575
235,000	Stars Group Holdings BV/Stars Group US Co.-Borrower LLC, Company Guaranteed Notes, 7.000% due 7/15/26(b)	252,625
225,000	Superior Plus LP/Superior General Partner Inc., Senior Unsecured Notes, 7.000% due 7/15/26(b)	240,750
	Target Corp., Senior Unsecured Notes:
100,000	2.900% due 1/15/22	103,029
125,000	3.500% due 7/1/24	137,196
100,000	3.900% due 11/15/47	120,644
320,000	Tempur Sealy International Inc., Company Guaranteed Notes, 5.500% due 6/15/26	334,816
750,000	Toyota Motor Corp., Senior Unsecured Notes, 3.419% due 7/20/23	802,952
235,000	Twin River Worldwide Holdings Inc., Senior Unsecured Notes, 6.750% due 6/1/27(b)	244,824
355,000	Viking Cruises Ltd., Company Guaranteed Notes, 5.875% due 9/15/27(b)	315,524
	Walgreens Boots Alliance Inc., Senior Unsecured Notes:
150,000	3.450% due 6/1/26	157,718
75,000	4.800% due 11/18/44	78,276
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
	Walmart Inc., Senior Unsecured Notes:
$150,000	3.125% due 6/23/21	$153,462
250,000	2.550% due 4/11/23	259,315
250,000	3.300% due 4/22/24	269,180
250,000	4.300% due 4/22/44	317,346
150,000	4.050% due 6/29/48	189,811
245,000	William Carter Co., Company Guaranteed Notes, 5.625% due 3/15/27(b)	260,662
130,000	Wolverine Escrow LLC, Senior Secured Notes, 9.000% due 11/15/26(b)	129,675
100,000	WW Grainger Inc., Senior Unsecured Notes, 4.200% due 5/15/47	120,787
130,000	Yum! Brands Inc., Senior Unsecured Notes, 4.750% due 1/15/30(b)	134,889
	Total Consumer Cyclical	27,509,119
Consumer Non-cyclical – 3.1%
	Abbott Laboratories, Senior Unsecured Notes:
140,000	3.750% due 11/30/26	157,909
200,000	4.900% due 11/30/46	277,576
	AbbVie Inc., Senior Unsecured Notes:
520,000	3.200% due 11/6/22	537,627
350,000	2.850% due 5/14/23	361,190
250,000	3.200% due 11/21/29(b)	263,683
500,000	4.050% due 11/21/39(b)	552,265
475,000	4.450% due 5/14/46	547,459
100,000	4.250% due 11/21/49(b)	112,736
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
400,000	3.950% due 1/19/22	413,862
300,000	3.375% due 7/24/24	308,830
100,000	Aetna Inc., Senior Unsecured Notes, 3.875% due 8/15/47	105,799
150,000	Air Medical Group Holdings Inc., Senior Unsecured Notes, 6.375% due 5/15/23(b)	143,250
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, Company Guaranteed Notes:
135,000	4.625% due 1/15/27(b)	132,975
210,000	4.875% due 2/15/30(b)	210,000
100,000	Allergan Finance LLC, Company Guaranteed Notes, 3.250% due 10/1/22	104,191
	Allergan Funding SCS, Company Guaranteed Notes:
290,000	3.850% due 6/15/24	314,349
405,000	3.800% due 3/15/25	442,518
100,000	4.550% due 3/15/35	119,383
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$84,000	4.750% due 3/15/45	$102,287
	Allied Universal Holdco LLC/Allied Universal Finance Corp.:
185,000	Senior Secured Notes, 6.625% due 7/15/26(b)	194,019
155,000	Senior Unsecured Notes, 9.750% due 7/15/27(b)	165,462
	Altria Group Inc., Company Guaranteed Notes:
75,000	4.000% due 1/31/24	81,110
250,000	4.800% due 2/14/29	285,999
250,000	3.875% due 9/16/46	243,243
555,000	5.950% due 2/14/49	704,635
	Amgen Inc., Senior Unsecured Notes:
150,000	2.600% due 8/19/26	158,670
700,000	2.450% due 2/21/30	711,044
150,000	4.950% due 10/1/41	190,777
100,000	4.400% due 5/1/45	116,078
100,000	4.663% due 6/15/51	124,228
	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
63,000	3.650% due 2/1/26	68,668
450,000	4.700% due 2/1/36	536,010
269,000	Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes, 3.300% due 2/1/23	282,540
	Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
200,000	4.000% due 4/13/28	225,487
250,000	4.950% due 1/15/42	313,918
200,000	3.750% due 7/15/42	214,243
250,000	4.600% due 4/15/48	298,911
645,000	5.550% due 1/23/49	873,742
	Anthem Inc., Senior Unsecured Notes:
1,295,000	3.300% due 1/15/23	1,353,573
35,000	2.375% due 1/15/25	35,834
100,000	4.650% due 1/15/43	117,303
150,000	4.375% due 12/1/47	170,152
110,000	ASGN Inc., Company Guaranteed Notes, 4.625% due 5/15/28(b)	108,768
120,000	ASP AMC Merger Sub Inc., Senior Unsecured Notes, 8.000% due 5/15/25(b)	78,300
	AstraZeneca PLC, Senior Unsecured Notes:
350,000	3.375% due 11/16/25	383,378
475,000	6.450% due 9/15/37	702,175
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$100,000	4.375% due 11/16/45	$129,759
320,000	Avantor Inc., Senior Unsecured Notes, 9.000% due 10/1/25(b)	349,248
	B&G Foods Inc., Company Guaranteed Notes:
105,000	5.250% due 4/1/25	103,686
85,000	5.250% due 9/15/27	84,150
	BAT Capital Corp., Company Guaranteed Notes:
100,000	3.222% due 8/15/24	105,006
200,000	3.557% due 8/15/27	211,135
	Bausch Health Cos. Inc.:
235,000	Company Guaranteed Notes, 7.000% due 1/15/28(b)	251,473
65,000	Senior Secured Notes, 7.000% due 3/15/24(b)	66,923
	Bausch Health Cos., Inc., Company Guaranteed Notes:
135,000	5.000% due 1/30/28(b)	133,228
135,000	5.250% due 1/30/30(b)	133,481
	Becton Dickinson & Co., Senior Unsecured Notes:
1,280,000	2.894% due 6/6/22	1,314,240
200,000	3.363% due 6/6/24	212,719
163,000	3.700% due 6/6/27	180,029
100,000	Biogen Inc., Senior Unsecured Notes, 5.200% due 9/15/45	129,595
150,000	Boston Scientific Corp., Senior Unsecured Notes, 4.000% due 3/1/29	172,192
	Bristol-Myers Squibb Co., Senior Unsecured Notes:
100,000	2.750% due 2/15/23(b)	103,705
500,000	3.875% due 8/15/25(b)	553,820
250,000	3.250% due 2/27/27	276,800
400,000	3.400% due 7/26/29(b)	448,103
100,000	5.000% due 8/15/45(b)	136,354
1,180,000	4.350% due 11/15/47(b)	1,523,372
50,000	4.250% due 10/26/49(b)	64,318
250,000	Campbell Soup Co., Senior Unsecured Notes, 3.950% due 3/15/25	271,410
100,000	Cardinal Health Inc., Senior Unsecured Notes, 4.368% due 6/15/47	108,442
230,000	Catalent Pharma Solutions Inc., Company Guaranteed Notes, 5.000% due 7/15/27(b)	239,487
	Centene Corp., Senior Unsecured Notes:
330,000	5.375% due 8/15/26(b)	346,500
160,000	4.250% due 12/15/27(b)	164,608
140,000	4.625% due 12/15/29(b)	149,800
125,000	3.375% due 2/15/30(b)	125,000
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$130,000	Charles River Laboratories International Inc., Company Guaranteed Notes, 4.250% due 5/1/28(b)	$130,819
100,000	Children’s Hospital Corp., Company Guaranteed Notes, 4.115% due 1/1/47	127,039
	Cigna Corp., Company Guaranteed Notes:
500,000	3.400% due 9/17/21	512,964
660,000	2.721% (3-Month USD-LIBOR + 0.890%) due 7/15/23(a)	667,968
150,000	4.800% due 7/15/46(b)	180,529
675,000	4.900% due 12/15/48	837,478
300,000	Cintas Corp. No 2, Company Guaranteed Notes, 2.900% due 4/1/22	307,470
	Coca-Cola Co., Senior Unsecured Notes:
250,000	2.200% due 5/25/22	255,634
100,000	1.750% due 9/6/24	102,053
100,000	2.125% due 9/6/29	102,531
	CommonSpirit Health, Senior Secured Notes:
36,000	3.817% due 10/1/49	38,663
13,000	4.187% due 10/1/49	14,233
250,000	Conagra Brands Inc., Senior Unsecured Notes, 4.850% due 11/1/28	290,481
	Constellation Brands Inc., Company Guaranteed Notes:
350,000	2.700% due 5/9/22	358,155
50,000	5.250% due 11/15/48	65,355
310,000	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(b)	317,232
	CVS Health Corp., Senior Unsecured Notes:
125,000	2.125% due 6/1/21	125,724
100,000	3.500% due 7/20/22	103,883
1,500,000	3.700% due 3/9/23	1,585,329
150,000	4.100% due 3/25/25	164,394
350,000	2.875% due 6/1/26	362,905
250,000	4.300% due 3/25/28	279,763
250,000	4.780% due 3/25/38	294,840
300,000	5.050% due 3/25/48	369,218
	DH Europe Finance II SARL, Company Guaranteed Notes:
25,000	2.600% due 11/15/29	25,941
50,000	3.250% due 11/15/39	54,027
210,000	Diageo Capital PLC, Company Guaranteed Notes, 2.375% due 10/24/29	218,199
138,000	Duke University Health System Inc., Senior Unsecured Notes, 3.920% due 6/1/47	174,121
125,000	Eli Lilly & Co., Senior Unsecured Notes, 3.950% due 3/15/49	152,771
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$200,000	Embotelladora Andina SA, Senior Unsecured Notes, 5.000% due 10/1/23	$216,934
427,728	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	440,029
	Encompass Health Corp., Company Guaranteed Notes:
65,000	4.500% due 2/1/28	65,734
20,000	4.750% due 2/1/30	20,646
90,000	Envision Healthcare Corp., Company Guaranteed Notes, 8.750% due 10/15/26(b)	47,637
100,000	Estee Lauder Cos. Inc., Senior Unsecured Notes, 4.150% due 3/15/47	126,217
	Garda World Security Corp.:
220,000	Senior Secured Notes, 4.625% due 2/15/27(b)	217,250
220,000	Senior Unsecured Notes, 8.750% due 5/15/25(b)	225,500
100,000	General Mills Inc., Senior Unsecured Notes, 4.700% due 4/17/48	125,099
	Gilead Sciences Inc., Senior Unsecured Notes:
275,000	2.950% due 3/1/27	292,955
250,000	4.150% due 3/1/47	301,967
	GlaxoSmithKline Capital Inc.:
500,000	Company Guaranteed Notes, 3.625% due 5/15/25	550,954
50,000	Senior Unsecured Notes, 4.200% due 3/18/43	63,181
125,000	Global Payments Inc., Senior Unsecured Notes, 4.800% due 4/1/26	143,257
600,000	Grupo Bimbo SAB de CV, Junior Subordinated Notes, 5.950% (5-Year CMT Index + 3.280%)(a)(f)	632,256
	HCA Inc.:
	Company Guaranteed Notes:
340,000	5.375% due 9/1/26	378,175
215,000	3.500% due 9/1/30	210,357
	Senior Secured Notes:
565,000	4.125% due 6/15/29	621,165
100,000	5.250% due 6/15/49	116,251
100,000	Hershey Co., Senior Unsecured Notes, 2.450% due 11/15/29	106,081
160,000	H-Food Holdings LLC/Hearthside Finance Co. Inc., Senior Unsecured Notes, 8.500% due 6/1/26(b)	138,000
105,000	Hill-Rom Holdings Inc., Company Guaranteed Notes, 4.375% due 9/15/27(b)	108,685
200,000	Horizon Therapeutics USA Inc., Company Guaranteed Notes, 5.500% due 8/1/27(b)	207,500
100,000	Humana Inc., Senior Unsecured Notes, 4.800% due 3/15/47	122,208
	JBS Investments II GmbH, Company Guaranteed Notes:
800,000	7.000% due 1/15/26(b)	854,000
400,000	5.750% due 1/15/28(b)	418,000
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	JBS USA LUX SA/JBS USA Finance Inc., Company Guaranteed Notes:
$40,000	5.875% due 7/15/24(b)	$40,701
30,000	5.750% due 6/15/25(b)	30,712
175,000	6.750% due 2/15/28(b)	189,753
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.:
165,000	Company Guaranteed Notes, 6.500% due 4/15/29(b)	178,975
90,000	Senior Unsecured Notes, 5.500% due 1/15/30(b)	94,978
	Johnson & Johnson, Senior Unsecured Notes:
250,000	2.250% due 3/3/22	254,649
150,000	2.950% due 3/3/27	163,211
250,000	3.625% due 3/3/37	288,061
100,000	3.700% due 3/1/46	121,576
81,000	Kaiser Foundation Hospitals, Unsecured Notes, 3.266% due 11/1/49	89,864
50,000	Kellogg Co., Senior Unsecured Notes, 4.500% due 4/1/46	59,482
	Keurig Dr Pepper Inc., Company Guaranteed Notes:
250,000	4.597% due 5/25/28	288,147
100,000	5.085% due 5/25/48	127,109
50,000	Kimberly-Clark Corp., Senior Unsecured Notes, 2.875% due 2/7/50	51,380
	Kraft Heinz Foods Co., Company Guaranteed Notes:
110,000	3.950% due 7/15/25	114,448
85,000	5.000% due 7/15/35	90,103
200,000	Kroger Co., Senior Unsecured Notes, 4.450% due 2/1/47	226,620
175,000	Kronos Acquisition Holdings Inc., Company Guaranteed Notes, 9.000% due 8/15/23(b)	168,875
1,540,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 3.600% due 2/1/25	1,664,313
145,000	LifePoint Health Inc., Senior Secured Notes, 4.375% due 2/15/27(b)	143,144
	MARB BondCo PLC, Company Guaranteed Notes:
200,000	7.000% due 3/15/24	204,416
900,000	6.875% due 1/19/25	929,997
250,000	Medtronic Global Holdings SCA, Company Guaranteed Notes, 3.350% due 4/1/27	276,312
	Medtronic Inc., Company Guaranteed Notes:
250,000	3.150% due 3/15/22	259,029
75,000	4.625% due 3/15/45	101,627
250,000	Merck & Co., Inc., Senior Unsecured Notes, 3.700% due 2/10/45	296,675
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	Minerva Luxembourg SA, Company Guaranteed Notes:
$600,000	6.500% due 9/20/26	$617,772
1,000,000	5.875% due 1/19/28	1,010,000
150,000	Molson Coors Beverage Co., Company Guaranteed Notes, 4.200% due 7/15/46	155,790
300,000	Moody’s Corp., Senior Unsecured Notes, 2.750% due 12/15/21	307,273
250,000	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 7.125% due 6/1/24(b)	232,555
	Mylan NV, Company Guaranteed Notes:
250,000	3.150% due 6/15/21	253,982
125,000	5.250% due 6/15/46	150,229
250,000	NBM US Holdings Inc., Company Guaranteed Notes, 7.000% due 5/14/26(b)	261,250
10,000	Northwell Healthcare Inc., Secured Notes, 4.260% due 11/1/47	11,886
	Novartis Capital Corp., Company Guaranteed Notes:
250,000	2.400% due 5/17/22	256,786
150,000	3.100% due 5/17/27	162,890
50,000	4.400% due 5/6/44	64,655
50,000	2.750% due 8/14/50	51,490
135,000	Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, Senior Unsecured Notes, 7.250% due 2/1/28(b)	132,638
	PayPal Holdings Inc., Senior Unsecured Notes:
35,000	2.400% due 10/1/24	35,973
70,000	2.850% due 10/1/29	73,484
	PepsiCo Inc., Senior Unsecured Notes:
500,000	2.750% due 3/5/22	512,741
150,000	2.375% due 10/6/26	157,093
250,000	3.450% due 10/6/46	286,017
	Pfizer Inc., Senior Unsecured Notes:
500,000	2.800% due 3/11/22	515,592
250,000	4.000% due 12/15/36	301,683
150,000	4.125% due 12/15/46	185,555
	Philip Morris International Inc., Senior Unsecured Notes:
500,000	2.625% due 2/18/22	511,257
250,000	3.375% due 8/15/29	272,772
100,000	4.125% due 3/4/43	113,069
300,000	Pilgrim’s Pride Corp., Company Guaranteed Notes, 5.875% due 9/30/27(b)	310,890
120,000	Polaris Intermediate Corp., Senior Unsecured Notes, 8.500% due 12/1/22(b)(h)	102,012
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	Post Holdings Inc.:
	Company Guaranteed Notes:
$130,000	5.500% due 3/1/25(b)	$135,330
45,000	5.500% due 12/15/29(b)	46,688
190,000	Senior Unsecured Notes, 4.625% due 4/15/30(b)	187,262
115,000	Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes, 6.250% due 1/15/28(b)	111,297
150,000	Procter & Gamble Co., Senior Unsecured Notes, 3.500% due 10/25/47	185,714
8,000	Providence St Joseph Health Obligated Group, Unsecured Notes, 3.930% due 10/1/48	9,783
160,000	Radiology Partners Inc., Company Guaranteed Notes, 9.250% due 2/1/28(b)	160,800
	Refinitiv US Holdings Inc.:
165,000	Company Guaranteed Notes, 8.250% due 11/15/26(b)	181,665
160,000	Senior Secured Notes, 6.250% due 5/15/26(b)	172,400
	Reynolds American Inc., Company Guaranteed Notes:
1,250,000	4.000% due 6/12/22	1,312,828
250,000	5.850% due 8/15/45	299,048
305,000	Select Medical Corp., Company Guaranteed Notes, 6.250% due 8/15/26(b)	325,206
250,000	ServiceMaster Co. LLC, Company Guaranteed Notes, 5.125% due 11/15/24(b)	257,813
125,000	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 2.875% due 9/23/23	129,758
650,000	Smithfield Foods Inc., Company Guaranteed Notes, 4.250% due 2/1/27(b)	698,026
130,000	Spectrum Brands Inc., Company Guaranteed Notes, 5.000% due 10/1/29(b)	134,242
7,000	Stanford Health Care, Unsecured Notes, 3.795% due 11/15/48	8,653
350,000	Stryker Corp., Senior Unsecured Notes, 3.375% due 11/1/25	380,138
	Sysco Corp., Company Guaranteed Notes:
350,000	3.550% due 3/15/25	381,895
360,000	3.250% due 7/15/27	392,509
425,000	3.300% due 2/15/50	428,853
250,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 5.000% due 11/26/28	304,386
	Tenet Healthcare Corp.:
	Senior Secured Notes:
190,000	4.875% due 1/1/26(b)	193,563
80,000	5.125% due 11/1/27(b)	83,100
200,000	Secured Notes, 6.250% due 2/1/27(b)	209,500
180,000	Senior Unsecured Notes, 7.000% due 8/1/25	184,950
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$150,000	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 4.100% due 8/15/47	$184,631
150,000	Tyson Foods Inc., Senior Unsecured Notes, 4.550% due 6/2/47	180,659
500,000	Unilever Capital Corp., Company Guaranteed Notes, 3.125% due 3/22/23	526,984
	United Rentals North America Inc., Company Guaranteed Notes:
125,000	6.500% due 12/15/26	133,288
15,000	5.250% due 1/15/30	15,780
200,000	4.000% due 7/15/30	194,480
	UnitedHealth Group Inc., Senior Unsecured Notes:
350,000	3.850% due 6/15/28	396,579
250,000	4.250% due 4/15/47	302,547
150,000	3.700% due 8/15/49	168,489
125,000	Verisk Analytics Inc., Senior Unsecured Notes, 4.125% due 9/12/22	132,822
253,000	Verscend Escrow Corp., Senior Unsecured Notes, 9.750% due 8/15/26(b)	275,125
150,000	Vizient Inc., Senior Unsecured Notes, 6.250% due 5/15/27(b)	160,125
175,000	West Street Merger Sub Inc., Senior Unsecured Notes, 6.375% due 9/1/25(b)	171,444
	Total Consumer Non-cyclical	60,264,347
Diversified – 0.0%
	CK Hutchison International 17 Ltd., Company Guaranteed Notes:
200,000	2.875% due 4/5/22(b)	204,838
300,000	3.500% due 4/5/27(b)	328,621
	Total Diversified	533,459
Energy – 2.5%
500,000	AI Candelaria Spain SLU, Senior Secured Notes, 7.500% due 12/15/28	553,403
150,000	Aker BP ASA, Senior Unsecured Notes, 4.750% due 6/15/24(b)	156,091
105,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.750% due 3/1/27(b)	71,400
150,000	Apache Corp., Senior Unsecured Notes, 4.250% due 1/15/44	132,922
	Baker Hughes a GE Co. LLC/Baker Hughes Co.-Obligor Inc., Senior Unsecured Notes:
145,000	3.337% due 12/15/27	152,539
35,000	3.138% due 11/7/29	35,810
	BP Capital Markets America Inc., Company Guaranteed Notes:
100,000	2.520% due 9/19/22	102,394
350,000	3.224% due 4/14/24	371,039
150,000	3.000% due 2/24/50	148,068
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Canacol Energy Ltd., Company Guaranteed Notes:
$1,200,000	7.250% due 5/3/25	$1,254,000
200,000	7.250% due 5/3/25(b)	209,000
	Canadian Natural Resources Ltd., Senior Unsecured Notes:
1,345,000	2.950% due 1/15/23	1,388,357
125,000	5.850% due 2/1/35	160,949
	Cenovus Energy Inc., Senior Unsecured Notes:
150,000	4.250% due 4/15/27	160,794
550,000	5.400% due 6/15/47	603,384
150,000	Cheniere Corpus Christi Holdings LLC, Senior Secured Notes, 5.125% due 6/30/27	162,920
	Cheniere Energy Partners LP:
	Company Guaranteed Notes:
185,000	5.625% due 10/1/26	185,925
85,000	4.500% due 10/1/29(b)	81,286
310,000	Senior Secured Notes, 5.250% due 10/1/25	310,781
250,000	Chevron Corp., Senior Unsecured Notes, 2.498% due 3/3/22	255,191
600,000	CNOOC Finance 2013 Ltd., Company Guaranteed Notes, 3.000% due 5/9/23	621,285
1,550,000	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25	1,663,701
200,000	CNPC General Capital Ltd., Company Guaranteed Notes, 3.400% due 4/16/23	210,018
180,000	CNX Midstream Partners LP/CNX Midstream Finance Corp., Senior Unsecured Notes, 6.500% due 3/15/26(b)	147,600
100,000	Concho Resources Inc., Company Guaranteed Notes, 3.750% due 10/1/27	103,897
	ConocoPhillips Co., Company Guaranteed Notes:
150,000	4.950% due 3/15/26	175,348
200,000	5.950% due 3/15/46	297,219
280,000	CSI Compressco LP/CSI Compressco Finance Inc., Senior Secured Notes, 7.500% due 4/1/25(b)	275,100
	Delek & Avner Tamar Bond Ltd., Senior Secured Notes:
200,000	5.082% due 12/30/23(b)	207,546
300,000	5.412% due 12/30/25(b)	314,827
	Devon Energy Corp., Senior Unsecured Notes:
75,000	5.600% due 7/15/41	85,346
50,000	5.000% due 6/15/45	53,784
100,000	Dominion Energy South Carolina, Senior Secured Notes, 5.100% due 6/1/65	144,109
500,000	Ecopetrol SA, Senior Unsecured Notes, 5.375% due 6/26/26	559,652
100,000	Enable Midstream Partners LP, Senior Unsecured Notes, 4.150% due 9/15/29	94,671
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$150,000	Enbridge Energy Partners LP, Company Guaranteed Notes, 5.500% due 9/15/40	$193,692
100,000	Enbridge Inc., Company Guaranteed Notes, 4.000% due 10/1/23	106,958
	Energy Transfer Operating LP, Company Guaranteed Notes:
500,000	5.875% due 1/15/24	560,369
600,000	4.750% due 1/15/26	661,085
200,000	5.300% due 4/15/47	207,433
150,000	6.000% due 6/15/48	168,468
75,000	5.000% due 5/15/50	76,025
	Enterprise Products Operating LLC, Company Guaranteed Notes:
500,000	2.850% due 4/15/21	506,677
820,000	3.750% due 2/15/25	892,900
250,000	4.900% due 5/15/46	292,357
200,000	4.200% due 1/31/50	212,341
115,000	EP Energy LLC/Everest Acquisition Finance Inc., Senior Secured Notes, 7.750% due 5/15/26(b)(i)	67,850
	Equinor ASA, Company Guaranteed Notes:
250,000	2.450% due 1/17/23	257,473
100,000	3.700% due 3/1/24	108,411
100,000	3.250% due 11/18/49	105,583
135,000	Exterran Energy Solutions LP/EES Finance Corp., Company Guaranteed Notes, 8.125% due 5/1/25	132,462
50,000	Extraction Oil & Gas Inc., Company Guaranteed Notes, 5.625% due 2/1/26(b)	17,500
	Exxon Mobil Corp., Senior Unsecured Notes:
500,000	3.043% due 3/1/26	538,501
100,000	3.567% due 3/6/45	111,809
140,000	Foresight Energy LLC/Foresight Energy Finance Corp., Secured Notes, 11.500% due 4/1/23(b)(i)	4,900
105,000	FTS International Inc., Senior Secured Notes, 6.250% due 5/1/22	69,759
1,400,000	Geopark Ltd., Company Guaranteed Notes, 6.500% due 9/21/24	1,415,400
400,000	GNL Quintero SA, Senior Unsecured Notes, 4.634% due 7/31/29	430,400
200,000	Gran Tierra Energy Inc., Company Guaranteed Notes, 7.750% due 5/23/27(b)	177,000
1,100,000	Gran Tierra Energy International Holdings Ltd., Company Guaranteed Notes, 6.250% due 2/15/25	957,011
175,000	Gulfport Energy Corp., Company Guaranteed Notes, 6.375% due 5/15/25	55,562
	Halliburton Co., Senior Unsecured Notes:
695,000	2.920% due 3/1/30	681,360
150,000	5.000% due 11/15/45	161,055
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$100,000	Hess Corp., Senior Unsecured Notes, 5.800% due 4/1/47	$110,751
	Hess Midstream Operations LP, Company Guaranteed Notes:
320,000	5.625% due 2/15/26(b)	318,806
210,000	5.125% due 6/15/28(b)	204,750
190,000	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes, 6.250% due 11/1/28(b)	138,229
	Indian Oil Corp., Ltd., Senior Unsecured Notes:
600,000	5.625% due 8/2/21	625,831
1,000,000	5.750% due 8/1/23	1,111,260
90,000	Indigo Natural Resources LLC, Senior Unsecured Notes, 6.875% due 2/15/26(b)	76,725
	Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
100,000	4.250% due 9/1/24	109,242
150,000	6.950% due 1/15/38	201,160
75,000	5.000% due 8/15/42	83,295
	Kinder Morgan Inc., Company Guaranteed Notes:
550,000	4.300% due 3/1/28	613,813
150,000	5.050% due 2/15/46	170,545
100,000	Magellan Midstream Partners LP, Senior Unsecured Notes, 3.950% due 3/1/50	104,848
50,000	Marathon Oil Corp., Senior Unsecured Notes, 5.200% due 6/1/45	55,916
75,000	Marathon Petroleum Corp., Senior Unsecured Notes, 6.500% due 3/1/41	101,194
300,000	Medco Bell Pte Ltd., Senior Secured Notes, 6.375% due 1/30/27(b)	273,980
	MEG Energy Corp.:
54,000	Company Guaranteed Notes, 7.000% due 3/31/24(b)	51,165
215,000	Senior Unsecured Notes, 7.125% due 2/1/27(b)	204,250
120,000	Moss Creek Resources Holdings Inc., Company Guaranteed Notes, 7.500% due 1/15/26(b)	72,000
250,000	MPLX LP, Senior Unsecured Notes, 5.200% due 3/1/47	263,504
105,000	Nabors Industries Ltd., Company Guaranteed Notes, 7.250% due 1/15/26(b)	96,337
90,000	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 7.500% due 4/15/26	76,500
	Noble Energy Inc., Senior Unsecured Notes:
150,000	3.850% due 1/15/28	155,269
100,000	4.950% due 8/15/47	103,933
265,000	NuStar Logistics LP, Company Guaranteed Notes, 6.000% due 6/1/26	276,951
	Oasis Petroleum Inc., Company Guaranteed Notes:
165,000	6.875% due 3/15/22	129,525
100,000	6.250% due 5/1/26(b)	61,500
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Occidental Petroleum Corp., Senior Unsecured Notes:
$250,000	2.700% due 8/15/22	$254,753
100,000	5.550% due 3/15/26	112,976
250,000	3.500% due 8/15/29	252,249
50,000	6.600% due 3/15/46	60,700
100,000	4.400% due 4/15/46	90,611
50,000	4.400% due 8/15/49	47,570
200,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 5/7/21	203,802
	ONEOK Inc., Company Guaranteed Notes:
100,000	4.000% due 7/13/27	108,795
150,000	4.450% due 9/1/49	153,909
1,000,000	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 3.750% due 7/27/26	1,067,309
100,000	Ovintiv Inc., Company Guaranteed Notes, 6.500% due 2/1/38	109,811
265,000	Par Petroleum LLC/Par Petroleum Finance Corp., Senior Secured Notes, 7.750% due 12/15/25(b)	270,963
115,000	Parkland Fuel Corp., Company Guaranteed Notes, 5.875% due 7/15/27(b)	118,160
210,000	Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes, 5.625% due 10/15/27(b)	208,163
85,000	PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes, 6.000% due 2/15/28(b)	83,937
135,000	Peabody Energy Corp., Senior Secured Notes, 6.000% due 3/31/22(b)	115,358
1,200,000	Pertamina Persero PT, Senior Unsecured Notes, 4.300% due 5/20/23	1,268,956
	Petrobras Global Finance BV, Company Guaranteed Notes:
500,000	5.750% due 2/1/29	563,750
200,000	7.250% due 3/17/44	246,740
750,000	6.900% due 3/19/49	898,125
	Petroleos Mexicanos, Company Guaranteed Notes:
750,000	4.250% due 1/15/25	753,000
150,000	6.500% due 3/13/27	156,938
100,000	6.840% due 1/23/30(b)	104,500
100,000	5.950% due 1/28/31(b)	97,500
500,000	5.625% due 1/23/46	438,000
200,000	6.750% due 9/21/47	190,856
100,000	7.690% due 1/23/50(b)	104,100
500,000	Petronas Capital Ltd., Company Guaranteed Notes, 3.500% due 3/18/25	537,808
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Phillips 66, Company Guaranteed Notes:
$250,000	4.300% due 4/1/22	$263,051
150,000	4.875% due 11/15/44	180,519
	Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
100,000	4.500% due 12/15/26	108,525
100,000	4.900% due 2/15/45	94,876
235,000	QEP Resources Inc., Senior Unsecured Notes, 5.250% due 5/1/23	208,022
200,000	Raizen Fuels Finance SA, Company Guaranteed Notes, 5.300% due 1/20/27	220,800
1,750,000	Reliance Holding USA Inc., Company Guaranteed Notes, 5.400% due 2/14/22	1,864,484
	Sabine Pass Liquefaction LLC, Senior Secured Notes:
100,000	5.750% due 5/15/24	112,468
620,000	5.000% due 3/15/27	684,268
100,000	4.200% due 3/15/28	105,661
	Shell International Finance BV, Company Guaranteed Notes:
250,000	1.750% due 9/12/21	251,108
250,000	2.500% due 9/12/26	259,813
250,000	2.375% due 11/7/29	254,886
100,000	4.000% due 5/10/46	116,929
150,000	3.750% due 9/12/46	170,644
1,000,000	Sinopec Capital 2013 Ltd., Company Guaranteed Notes, 3.125% due 4/24/23	1,038,031
305,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Company Guaranteed Notes, 7.500% due 6/15/25(b)	274,500
	Suncor Energy Inc., Senior Unsecured Notes:
150,000	3.600% due 12/1/24	162,139
100,000	6.500% due 6/15/38	142,470
100,000	Sunoco Logistics Partners Operations LP, Company Guaranteed Notes, 4.250% due 4/1/24	107,201
	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes:
195,000	5.500% due 2/15/26	197,945
105,000	6.000% due 4/15/27	107,625
70,000	Tapstone Energy LLC/Tapstone Energy Finance Corp., Senior Unsecured Notes, 9.750% due 6/1/22(b)(i)	490
	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
160,000	5.875% due 4/15/26	164,816
125,000	6.500% due 7/15/27	130,000
90,000	5.500% due 3/1/30(b)	89,073
125,000	TerraForm Power Operating LLC, Company Guaranteed Notes, 4.250% due 1/31/23(b)	127,034
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Total Capital International SA, Company Guaranteed Notes:
$500,000	3.700% due 1/15/24	$539,596
50,000	3.461% due 7/12/49	54,737
	TransCanada PipeLines Ltd., Senior Unsecured Notes:
250,000	4.875% due 1/15/26	283,713
75,000	7.625% due 1/15/39	117,327
200,000	4.875% due 5/15/48	241,338
250,000	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 7.850% due 2/1/26	323,051
50,100	Transocean Guardian Ltd., Senior Secured Notes, 5.875% due 1/15/24(b)	49,604
110,000	Transocean Inc., Company Guaranteed Notes, 8.000% due 2/1/27(b)	92,125
300,000	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(b)	304,560
119,000	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(b)	120,190
600,000	Transportadora de Gas del Peru SA, Senior Unsecured Notes, 4.250% due 4/30/28	648,756
340,000	USA Compression Partners LP/USA Compression Finance Corp., Company Guaranteed Notes, 6.875% due 9/1/27	329,392
	Valero Energy Corp., Senior Unsecured Notes:
250,000	4.000% due 4/1/29	271,775
75,000	4.900% due 3/15/45	85,957
60,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., Company Guaranteed Notes, 8.750% due 4/15/23(b)	25,800
125,000	Viper Energy Partners LP, Company Guaranteed Notes, 5.375% due 11/1/27(b)	127,038
4,000	Weatherford International Ltd., Company Guaranteed Notes, 11.000% due 12/1/24(b)	3,870
100,000	Western Midstream Operating LP, Senior Unsecured Notes, 5.450% due 4/1/44	94,258
240,000	Whiting Petroleum Corp., Company Guaranteed Notes, 6.625% due 1/15/26	87,600
	Williams Cos. Inc., Senior Unsecured Notes:
525,000	3.750% due 6/15/27	550,676
150,000	5.100% due 9/15/45	164,405
	WPX Energy Inc., Senior Unsecured Notes:
155,000	5.250% due 10/15/27	152,536
170,000	4.500% due 1/15/30	162,299
	YPF SA, Senior Unsecured Notes:
950,000	8.500% due 7/28/25	803,225
400,000	6.950% due 7/21/27	320,004
	Total Energy	48,422,525
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – 5.9%
$255,000	Acrisure LLC/Acrisure Finance Inc., Senior Secured Notes, 8.125% due 2/15/24(b)	$271,970
350,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 3.500% due 5/26/22	359,842
30,000	Aflac Inc., Senior Unsecured Notes, 4.750% due 1/15/49	39,135
	Air Lease Corp., Senior Unsecured Notes:
1,340,000	3.250% due 3/1/25	1,400,976
250,000	3.625% due 4/1/27	266,056
250,000	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 3.950% due 1/15/28	280,750
130,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, Senior Unsecured Notes, 6.750% due 10/15/27(b)	129,678
100,000	Allstate Corp., Senior Unsecured Notes, 4.500% due 6/15/43	131,261
100,000	Ally Financial Inc., Company Guaranteed Notes, 8.000% due 11/1/31	138,434
50,000	American Campus Communities Operating Partnership LP, Company Guaranteed Notes, 2.850% due 2/1/30	52,074
	American Express Co.:
685,000	Senior Unsecured Notes, 2.500% due 8/1/22	698,403
500,000	Subordinated Notes, 3.625% due 12/5/24	544,036
250,000	American Express Credit Corp., Senior Unsecured Notes, 2.250% due 5/5/21	252,134
	American International Group Inc., Senior Unsecured Notes:
75,000	3.750% due 7/10/25	81,824
250,000	4.200% due 4/1/28	279,149
150,000	4.500% due 7/16/44	183,968
	American Tower Corp., Senior Unsecured Notes:
100,000	3.500% due 1/31/23	105,287
100,000	4.000% due 6/1/25	110,123
250,000	3.800% due 8/15/29	275,627
760,000	2.900% due 1/15/30	787,429
100,000	Aon PLC, Company Guaranteed Notes, 4.750% due 5/15/45	127,297
310,000	AssuredPartners Inc., Senior Unsecured Notes, 7.000% due 8/15/25(b)	310,936
250,000	Australia & New Zealand Banking Group Ltd., Senior Unsecured Notes, 2.050% due 11/21/22	254,722
250,000	AvalonBay Communities Inc., Senior Unsecured Notes, 3.300% due 6/1/29	277,350
200,000	Avation Capital SA, Company Guaranteed Notes, 6.500% due 5/15/21(b)	198,840
510,000	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 3.250% due 2/15/27(b)	511,429
300,000	Banco BBVA Peru SA, Senior Unsecured Notes, 5.000% due 8/26/22	318,753
650,000	Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes, 4.875% due 4/21/25	696,156
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$400,000	Banco Bradesco SA, Subordinated Notes, 5.750% due 3/1/22	$419,372
1,650,000	Banco BTG Pactual SA, Subordinated Notes, 7.750% (5-Year CMT Index + 5.257%) due 2/15/29(a)(b)	1,765,500
200,000	Banco de Bogota SA, Subordinated Notes, 5.375% due 2/19/23	213,302
600,000	Banco de Credito e Inversiones SA, Senior Unsecured Notes, 4.000% due 2/11/23	625,686
800,000	Banco de Reservas de la Republica Dominicana, Subordinated Notes, 7.000% due 2/1/23	841,008
1,800,000	Banco do Brasil SA, Junior Subordinated Notes, 6.250% (5-Year CMT Index + 4.398%)(a)(f)	1,793,700
400,000	Banco Internacional del Peru SAA Interbank, Junior Subordinated Notes, 8.500% (3-Month USD-LIBOR + 6.740%) due 4/23/70(a)	402,004
	Banco Macro SA, Subordinated Notes:
950,000	6.750% (5-Year USD Swap Rate + 5.463%) due 11/4/26(a)	807,267
200,000	6.750% (5-Year USD Swap Rate + 5.463%) due 11/4/26(a)(b)	169,951
	Banco Mercantil del Norte SA:
	Junior Subordinated Notes:
1,000,000	6.875% (5-Year CMT Index + 5.035%)(a)(f)	1,047,510
1,000,000	7.625% (5-Year CMT Index + 5.353%)(a)(f)	1,125,000
200,000	Subordinated Notes, 5.750% (5-Year CMT Index + 4.447%) due 10/4/31(a)	213,252
200,000	Banco Safra SA, Senior Unsecured Notes, 4.125% due 2/8/23	204,500
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 5.950% (5-Year CMT Index + 2.995%) due 10/1/28(a)(b)	216,252
200,000	Banco Santander SA, Senior Unsecured Notes, 4.379% due 4/12/28	225,461
	Bancolombia SA, Subordinated Notes:
400,000	4.875% (5-Year CMT Index + 2.929%) due 10/18/27(a)	408,500
700,000	4.625% (5-Year CMT Index + 2.944%) due 12/18/29(a)	712,957
	Bank of America Corp.:
	Senior Unsecured Notes:
500,000	2.625% due 4/19/21	506,157
1,010,000	2.369% (3-Month USD-LIBOR + 0.660%) due 7/21/21(a)	1,012,920
430,000	3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(a)	445,593
750,000	3.875% due 8/1/25	828,620
500,000	3.366% (3-Month USD-LIBOR + 0.810%) due 1/23/26(a)	534,598
250,000	3.419% (3-Month USD-LIBOR + 1.040%) due 12/20/28(a)	270,131
250,000	3.974% (3-Month USD-LIBOR + 1.210%) due 2/7/30(a)	283,404
100,000	4.443% (3-Month USD-LIBOR + 1.990%) due 1/20/48(a)	127,711
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$150,000	4.330% (3-Month USD-LIBOR + 1.520%) due 3/15/50(a)	$192,066
250,000	Subordinated Notes, 7.750% due 5/14/38	404,459
500,000	Bank of Montreal, Senior Unsecured Notes, 1.900% due 8/27/21	503,626
	Bank of New York Mellon Corp., Senior Unsecured Notes:
250,000	3.450% due 8/11/23	266,658
250,000	3.400% due 1/29/28	275,232
	Bank of Nova Scotia, Senior Unsecured Notes:
500,000	2.700% due 3/7/22	511,419
650,000	3.400% due 2/11/24	690,630
250,000	Barclays PLC, Senior Unsecured Notes, 4.950% due 1/10/47	304,001
	BBVA Bancomer SA, Subordinated Notes:
200,000	5.350% (5-Year CMT Index + 3.000%) due 11/12/29(a)	208,502
1,500,000	5.125% (5-Year CMT Index + 2.650%) due 1/18/33(a)	1,563,750
200,000	5.875% (5-Year CMT Index + 4.308%) due 9/13/34(a)(b)	222,500
1,000,000	BDO Unibank Inc., Senior Unsecured Notes, 2.950% due 3/6/23	1,026,635
	Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
150,000	4.200% due 8/15/48	185,683
50,000	4.250% due 1/15/49	62,519
	Berkshire Hathaway Inc., Senior Unsecured Notes:
250,000	2.750% due 3/15/23	259,681
250,000	3.125% due 3/15/26	270,982
	Boston Properties LP, Senior Unsecured Notes:
100,000	3.200% due 1/15/25	106,713
1,280,000	3.650% due 2/1/26	1,401,084
250,000	3.400% due 6/21/29	273,106
100,000	Brighthouse Financial Inc., Senior Unsecured Notes, 3.700% due 6/22/27	101,672
250,000	Brixmor Operating Partnership LP, Senior Unsecured Notes, 3.900% due 3/15/27	274,315
	Brookfield Finance Inc., Company Guaranteed Notes:
350,000	4.000% due 4/1/24	381,267
50,000	4.850% due 3/29/29	59,217
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 3.100% due 4/2/24	263,584
	Capital One Financial Corp., Senior Unsecured Notes:
250,000	3.050% due 3/9/22	256,449
250,000	3.750% due 3/9/27	273,102
125,000	CBRE Services Inc., Company Guaranteed Notes, 5.250% due 3/15/25	143,807
250,000	Charles Schwab Corp., Senior Unsecured Notes, 3.200% due 3/2/27	272,361
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$250,000	Chubb INA Holdings Inc., Company Guaranteed Notes, 3.350% due 5/3/26	$275,914
200,000	CIMB Bank Bhd, Senior Unsecured Notes, 2.658% (3-Month USD-LIBOR + 0.780%) due 10/9/24(a)	201,212
	Citigroup Inc.:
	Senior Unsecured Notes:
100,000	2.350% due 8/2/21	101,140
500,000	2.750% due 4/25/22	511,429
500,000	4.044% (3-Month USD-LIBOR + 1.023%) due 6/1/24(a)	534,517
1,540,000	3.668% (3-Month USD-LIBOR + 1.390%) due 7/24/28(a)	1,686,802
100,000	4.650% due 7/23/48	132,401
	Subordinated Notes:
250,000	4.450% due 9/29/27	282,545
100,000	5.300% due 5/6/44	132,312
250,000	4.750% due 5/18/46	315,386
250,000	Citizens Financial Group Inc., Senior Unsecured Notes, 2.850% due 7/27/26	264,149
115,000	CNO Financial Group Inc., Senior Unsecured Notes, 5.250% due 5/30/29	131,326
50,000	Comerica Inc., Senior Unsecured Notes, 4.000% due 2/1/29	56,653
875,000	Commonwealth Bank of Australia, Senior Unsecured Notes, 3.900% due 7/12/47(b)	1,041,429
	Cooperatieve Rabobank UA:
	Company Guaranteed Notes:
250,000	4.375% due 8/4/25	277,592
250,000	3.750% due 7/21/26	271,159
250,000	Senior Unsecured Notes, 2.750% due 1/10/23	259,518
275,000	Credit Acceptance Corp., Company Guaranteed Notes, 6.625% due 3/15/26(b)	288,756
	Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
250,000	3.750% due 3/26/25	270,271
250,000	4.550% due 4/17/26	281,994
	Credito Real SAB de CV SOFOM ER:
500,000	Company Guaranteed Notes, 9.500% due 2/7/26(b)	565,000
803,000	Junior Subordinated Notes, 9.125% (5-Year CMT Index + 7.026%)(a)(f)	851,180
	Crown Castle International Corp., Senior Unsecured Notes:
100,000	3.650% due 9/1/27	109,520
570,000	4.300% due 2/15/29	651,460
100,000	4.000% due 11/15/49	112,563
50,000	CubeSmart LP, Company Guaranteed Notes, 3.000% due 2/15/30	52,723
	DBS Group Holdings Ltd.:
1,350,000	Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(a)(f)	1,366,875
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$200,000	Senior Unsecured Notes, 2.415% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)	$201,142
300,000	Subordinated Notes, 4.520% (5-Year USD 1100 Run ICE Swap Rate + 1.590%) due 12/11/28(a)	325,923
500,000	Deutsche Bank AG, Senior Unsecured Notes, 3.950% due 2/27/23	519,053
250,000	Digital Realty Trust LP, Company Guaranteed Notes, 3.600% due 7/1/29	275,372
810,000	Discover Financial Services, Senior Unsecured Notes, 4.100% due 2/9/27	884,687
40,000	Duke Realty LP, Senior Unsecured Notes, 2.875% due 11/15/29	42,293
200,000	Enstar Group Ltd., Senior Unsecured Notes, 4.500% due 3/10/22	211,637
	Equinix Inc., Senior Unsecured Notes:
30,000	2.625% due 11/18/24	30,808
35,000	3.200% due 11/18/29	36,632
250,000	Equitable Holdings Inc., Senior Unsecured Notes, 3.900% due 4/20/23	265,833
250,000	ERP Operating LP, Senior Unsecured Notes, 3.000% due 7/1/29	268,423
	ESH Hospitality Inc., Company Guaranteed Notes:
415,000	5.250% due 5/1/25(b)	417,419
85,000	4.625% due 10/1/27(b)	82,875
250,000	Federal Realty Investment Trust, Senior Unsecured Notes, 3.200% due 6/15/29	272,086
250,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.950% due 3/14/28	285,877
	GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes:
250,000	3.373% due 11/15/25	266,516
200,000	4.418% due 11/15/35	228,380
	Gilex Holding SARL, Senior Secured Notes:
450,000	8.500% due 5/2/23	479,142
200,000	8.500% due 5/2/23(b)	212,952
235,000	Global Aircraft Leasing Co., Ltd., Senior Unsecured Notes, 6.500% due 9/15/24(b)(h)	230,741
1,200,000	Global Bank Corp., Senior Unsecured Notes, 4.500% due 10/20/21	1,230,000
150,000	GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes, 5.300% due 1/15/29	173,340
	Goldman Sachs Group Inc.:
	Senior Unsecured Notes:
500,000	2.350% due 11/15/21	502,721
200,000	5.750% due 1/24/22	215,237
500,000	3.000% due 4/26/22	507,333
1,410,000	2.862% (3-Month USD-LIBOR + 1.170%) due 5/15/26(a)	1,427,907
500,000	4.223% (3-Month USD-LIBOR + 1.301%) due 5/1/29(a)	567,004
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Subordinated Notes:
$250,000	4.250% due 10/21/25	$273,073
175,000	6.750% due 10/1/37	250,755
250,000	5.150% due 5/22/45	322,541
	Grupo Aval Ltd., Company Guaranteed Notes:
600,000	4.750% due 9/26/22	618,456
200,000	4.375% due 2/4/30(b)	199,600
100,000	Hartford Financial Services Group Inc., Senior Unsecured Notes, 3.600% due 8/19/49	109,912
100,000	Healthcare Trust of America Holdings LP, Company Guaranteed Notes, 3.100% due 2/15/30	104,549
100,000	Highwoods Realty LP, Senior Unsecured Notes, 3.050% due 2/15/30	104,136
	Host Hotels & Resorts LP, Senior Unsecured Notes:
100,000	3.875% due 4/1/24	107,877
50,000	3.375% due 12/15/29	52,086
	HSBC Holdings PLC:
	Senior Unsecured Notes:
500,000	3.262% (3-Month USD-LIBOR + 1.055%) due 3/13/23(a)	514,082
250,000	4.041% (3-Month USD-LIBOR + 1.546%) due 3/13/28(a)	273,891
	Subordinated Notes:
150,000	6.500% due 5/2/36	206,604
250,000	5.250% due 3/14/44	314,904
200,000	Huntington Bancshares Inc., Senior Unsecured Notes, 2.625% due 8/6/24	208,013
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
255,000	6.250% due 5/15/26	261,403
135,000	5.250% due 5/15/27(b)	135,675
300,000	Industrial Senior Trust, Company Guaranteed Notes, 5.500% due 11/1/22	314,682
500,000	ING Groep NV, Senior Unsecured Notes, 3.150% due 3/29/22	515,446
	Intercontinental Exchange Inc.:
250,000	Company Guaranteed Notes, 3.750% due 12/1/25	274,526
25,000	Senior Unsecured Notes, 4.250% due 9/21/48	30,457
85,000	Iron Mountain Inc., Company Guaranteed Notes, 4.875% due 9/15/29(b)	84,237
105,000	iStar Inc., Senior Unsecured Notes, 4.750% due 10/1/24	107,181
1,300,000	Itau Unibanco Holding SA, Junior Subordinated Notes, 6.500% (5-Year CMT Index + 3.863%)(a)(f)	1,324,258
100,000	Jefferies Group LLC/Jefferies Group Capital Finance Inc., Senior Unsecured Notes, 4.850% due 1/15/27	110,741
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	JPMorgan Chase & Co.:
	Senior Unsecured Notes:
$750,000	4.500% due 1/24/22	$790,332
250,000	2.972% due 1/15/23	256,662
250,000	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(a)	276,798
250,000	3.509% (3-Month USD-LIBOR + 0.945%) due 1/23/29(a)	272,878
250,000	4.005% (3-Month USD-LIBOR + 1.120%) due 4/23/29(a)	281,467
250,000	3.882% (3-Month USD-LIBOR + 1.360%) due 7/24/38(a)	286,534
150,000	5.400% due 1/6/42	207,124
200,000	4.260% (3-Month USD-LIBOR + 1.580%) due 2/22/48(a)	250,168
100,000	3.964% (3-Month USD-LIBOR + 1.380%) due 11/15/48(a)	119,019
	Subordinated Notes:
200,000	3.875% due 9/10/24	216,610
200,000	3.625% due 12/1/27	216,781
250,000	KeyBank NA, Senior Unsecured Notes, 3.375% due 3/7/23	264,398
100,000	KeyCorp, Senior Unsecured Notes, 2.550% due 10/1/29	102,248
200,000	Kimco Realty Corp., Senior Unsecured Notes, 3.800% due 4/1/27	221,294
	Kreditanstalt fuer Wiederaufbau, Government Guaranteed Notes:
1,000,000	1.625% due 3/15/21	1,004,553
500,000	2.125% due 3/7/22	511,740
500,000	2.375% due 12/29/22	519,628
100,000	2.500% due 11/20/24	106,712
250,000	2.875% due 4/3/28	283,117
	Landwirtschaftliche Rentenbank, Government Guaranteed Notes:
250,000	2.375% due 6/10/25	267,329
75,000	1.750% due 7/27/26	77,946
250,000	Lincoln National Corp., Senior Unsecured Notes, 3.800% due 3/1/28	280,031
	Lloyds Banking Group PLC:
500,000	Senior Unsecured Notes, 3.100% due 7/6/21	509,545
200,000	Subordinated Notes, 4.344% due 1/9/48	226,608
	Macquarie Group Ltd., Senior Unsecured Notes:
520,000	3.189% (3-Month USD-LIBOR + 1.023%) due 11/28/23(a)(b)	539,499
1,275,000	4.150% (3-Month USD-LIBOR + 1.330%) due 3/27/24(a)(b)	1,367,370
1,700,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(a)	1,749,300
250,000	Manulife Financial Corp., Subordinated Notes, 4.061% (5-Year USD 1100 Run ICE Swap Rate + 1.647%) due 2/24/32(a)	268,913
95,000	Markel Corp., Senior Unsecured Notes, 3.350% due 9/17/29	102,756
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$100,000	Marsh & McLennan Cos. Inc., Senior Unsecured Notes, 4.900% due 3/15/49	$134,078
100,000	Mastercard Inc., Senior Unsecured Notes, 3.950% due 2/26/48	125,327
250,000	MetLife Inc., Senior Unsecured Notes, 4.600% due 5/13/46	322,328
500,000	Mexarrend SAPI de CV, Senior Unsecured Notes, 10.250% due 7/24/24(b)	517,085
235,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes, 5.750% due 2/1/27	257,325
250,000	Mid-America Apartments LP, Senior Unsecured Notes, 3.750% due 6/15/24	270,596
	Mitsubishi UFJ Financial Group Inc., Senior Unsecured Notes:
500,000	2.998% due 2/22/22	513,917
740,000	2.320% (3-Month USD-LIBOR + 0.740%) due 3/2/23(a)	744,104
200,000	3.407% due 3/7/24	212,333
250,000	3.741% due 3/7/29	280,311
200,000	3.195% due 7/18/29	214,334
	Mizuho Financial Group Inc., Senior Unsecured Notes:
250,000	2.953% due 2/28/22	256,825
250,000	3.663% due 2/28/27	274,487
	Morgan Stanley:
	Senior Unsecured Notes:
500,000	2.625% due 11/17/21	509,003
500,000	3.125% due 1/23/23	521,712
1,270,000	3.737% (3-Month USD-LIBOR + 0.847%) due 4/24/24(a)	1,348,803
250,000	3.591% (3-Month USD-LIBOR + 1.340%) due 7/22/28(a)	273,635
250,000	3.772% (3-Month USD-LIBOR + 1.140%) due 1/24/29(a)	277,179
250,000	6.375% due 7/24/42	382,539
250,000	Subordinated Notes, 4.350% due 9/8/26	279,861
	MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes:
100,000	5.250% due 8/1/26	104,035
260,000	5.000% due 10/15/27	271,313
250,000	National Australia Bank Ltd., Senior Unsecured Notes, 3.375% due 1/14/26	271,787
	Nationstar Mortgage Holdings Inc., Company Guaranteed Notes:
200,000	8.125% due 7/15/23(b)	208,416
75,000	6.000% due 1/15/27(b)	76,191
	Navient Corp., Senior Unsecured Notes:
300,000	6.500% due 6/15/22	316,500
100,000	5.000% due 3/15/27	96,720
680,000	New York Life Global Funding, Secured Notes, 2.300% due 6/10/22(b)	694,221
310,000	NFP Corp., Senior Unsecured Notes, 6.875% due 7/15/25(b)	310,006
1,250,000	Nuveen Finance LLC, Senior Unsecured Notes, 4.125% due 11/1/24(b)	1,392,917
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$450,000	Operadora de Servicios Mega SA de CV Sofom ER, Senior Unsecured Notes, 8.250% due 2/11/25(b)	$455,063
800,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 4.250% due 6/19/24	874,565
500,000	PNC Bank NA, Senior Unsecured Notes, 2.625% due 2/17/22	510,827
	PNC Financial Services Group Inc.:
200,000	Senior Unsecured Notes, 2.550% due 1/22/30	206,286
150,000	Subordinated Notes, 3.900% due 4/29/24	162,118
250,000	Principal Financial Group Inc., Company Guaranteed Notes, 3.700% due 5/15/29	284,420
125,000	Progressive Corp., Senior Unsecured Notes, 4.125% due 4/15/47	156,244
	Prudential Financial Inc.:
	Senior Unsecured Notes:
143,000	3.935% due 12/7/49	157,679
100,000	3.700% due 3/13/51	105,813
250,000	Junior Subordinated Notes, 5.625% (3-Month USD-LIBOR + 3.920%) due 6/15/43(a)	263,062
1,500,000	Radiant Access Ltd., Company Guaranteed Notes, 4.600%(f)	1,500,097
75,000	Regency Centers LP, Company Guaranteed Notes, 4.400% due 2/1/47	93,439
	Royal Bank of Canada:
1,635,000	Senior Unsecured Notes, 2.550% due 7/16/24	1,700,008
250,000	Subordinated Notes, 4.650% due 1/27/26	289,085
	Royal Bank of Scotland Group PLC, Senior Unsecured Notes:
250,000	4.892% (3-Month USD-LIBOR + 1.754%) due 5/18/29(a)	291,073
200,000	4.445% (3-Month USD-LIBOR + 1.871%) due 5/8/30(a)	228,292
200,000	Sabra Health Care LP, Company Guaranteed Notes, 5.125% due 8/15/26	222,341
	Santander Holdings USA Inc., Senior Unsecured Notes:
250,000	3.700% due 3/28/22	260,450
695,000	3.400% due 1/18/23	724,974
250,000	Santander UK Group Holdings PLC, Senior Unsecured Notes, 3.373% (3-Month USD-LIBOR + 1.080%) due 1/5/24(a)	259,118
1,500,000	SBA Tower Trust, Asset Backed, 3.168% due 4/11/22(b)	1,537,080
230,000	Scotiabank Peru SAA, Subordinated Notes, 4.500% (3-Month USD-LIBOR + 3.856%) due 12/13/27(a)	239,087
	Simon Property Group LP, Senior Unsecured Notes:
100,000	3.375% due 10/1/24	106,561
200,000	2.450% due 9/13/29	203,968
65,000	3.250% due 9/13/49	67,945
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes:
$697,533	zero coupon, due 12/5/22(b)	$666,151
507,297	zero coupon, due 12/5/22	484,474
	Springleaf Finance Corp., Company Guaranteed Notes:
115,000	7.125% due 3/15/26	127,650
40,000	6.625% due 1/15/28	43,900
90,000	5.375% due 11/15/29	91,917
	Sumitomo Mitsui Financial Group Inc.:
	Senior Unsecured Notes:
250,000	2.778% due 10/18/22	257,923
845,000	2.576% (3-Month USD-LIBOR + 0.740%) due 1/17/23(a)	848,854
250,000	3.102% due 1/17/23	260,833
100,000	2.632% due 7/14/26	103,356
250,000	Subordinated Notes, 3.202% due 9/17/29	265,611
400,000	SURA Asset Management SA, Company Guaranteed Notes, 4.875% due 4/17/24	430,000
350,000	Synchrony Bank, Senior Unsecured Notes, 3.000% due 6/15/22	359,892
100,000	TD Ameritrade Holding Corp., Senior Unsecured Notes, 2.750% due 10/1/29	104,315
1,500,000	Temasek Financial I Ltd., Company Guaranteed Notes, 2.375% due 1/23/23	1,543,084
250,000	Toronto-Dominion Bank, Senior Unsecured Notes, 3.250% due 3/11/24	266,658
125,000	Travelers Cos. Inc., Senior Unsecured Notes, 5.350% due 11/1/40	175,016
	Truist Bank:
250,000	Senior Unsecured Notes, 3.200% due 4/1/24	264,709
250,000	Subordinated Notes, 2.636% (5-Year CMT Index + 1.150%) due 9/17/29(a)	254,166
500,000	Truist Financial Corp., Senior Unsecured Notes, 2.750% due 4/1/22	512,666
100,000	UDR Inc., Company Guaranteed Notes, 3.200% due 1/15/30	105,625
1,700,000	Unifin Financiera SAB de CV, Junior Subordinated Notes, 8.875% (5-Year CMT Index + 6.308%)(a)(f)	1,644,767
	United Overseas Bank Ltd.:
500,000	Junior Subordinated Notes, 3.875% (5-Year USD Swap Rate + 1.794%)(a)(f)	512,107
1,000,000	Subordinated Notes, 3.500% (5-Year USD Swap Rate + 2.236%) due 9/16/26(a)	1,020,310
100,000	Unum Group, Senior Unsecured Notes, 4.000% due 6/15/29	110,646
750,000	US Bancorp, Senior Unsecured Notes, 2.625% due 1/24/22	767,464
100,000	Ventas Realty LP, Company Guaranteed Notes, 4.375% due 2/1/45	116,020
	VICI Properties LP/VICI Note Co., Inc., Company Guaranteed Notes:
25,000	3.750% due 2/15/27(b)	24,812
30,000	4.125% due 8/15/30(b)	30,038
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Visa Inc., Senior Unsecured Notes:
$650,000	2.800% due 12/14/22	$674,897
100,000	4.150% due 12/14/35	123,910
	Wells Fargo & Co.:
	Senior Unsecured Notes:
550,000	2.625% due 7/22/22	563,805
875,000	3.069% due 1/24/23	899,109
250,000	3.000% due 4/22/26	264,828
910,000	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(a)	989,345
250,000	4.150% due 1/24/29	287,256
	Subordinated Notes:
250,000	4.400% due 6/14/46	295,391
250,000	4.750% due 12/7/46	314,017
1,520,000	Welltower Inc., Senior Unsecured Notes, 4.125% due 3/15/29	1,732,620
250,000	Western Union Co., Senior Unsecured Notes, 3.600% due 3/15/22	260,212
	Westpac Banking Corp., Senior Unsecured Notes:
250,000	3.650% due 5/15/23	266,941
250,000	3.350% due 3/8/27	273,827
200,000	2.650% due 1/16/30	208,928
75,000	WeWork Cos., Inc., Company Guaranteed Notes, 7.875% due 5/1/25(b)	60,750
250,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.625% due 9/15/23	274,317
	Willis North America Inc., Company Guaranteed Notes:
50,000	4.500% due 9/15/28	56,506
745,000	3.875% due 9/15/49	798,062
250,000	Zions Bancorp NA, Subordinated Notes, 3.250% due 10/29/29	262,006
	Total Financial	116,979,793
Government – 0.3%
250,000	African Development Bank, Senior Unsecured Notes, 1.625% due 9/16/22	254,135
1,500,000	Asian Development Bank, Senior Unsecured Notes, 2.000% due 2/16/22	1,529,101
	European Investment Bank, Senior Unsecured Notes:
1,400,000	2.625% due 5/20/22	1,451,262
250,000	2.625% due 3/15/24	266,353
500,000	2.250% due 6/24/24	526,339
	Inter-American Development Bank:
500,000	Senior Unsecured Notes, 2.375% due 7/7/27	543,428
1,000,000	Unsecured Notes, 2.625% due 4/19/21	1,017,520
300,000	Malaysia Sovereign Sukuk Bhd, Unsecured Notes, 3.043% due 4/22/25	321,876
500,000	Svensk Exportkredit AB, Senior Unsecured Notes, 2.375% due 3/9/22	512,401
	Total Government	6,422,415
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – 1.3%
	3M Co., Senior Unsecured Notes:
$250,000	2.750% due 3/1/22	$256,811
250,000	3.375% due 3/1/29	276,320
100,000	3.250% due 8/26/49	105,705
130,000	Advanced Drainage Systems Inc., Company Guaranteed Notes, 5.000% due 9/30/27(b)	134,387
255,000	AECOM, Company Guaranteed Notes, 5.125% due 3/15/27	263,484
200,000	Aeropuerto Internacional de Tocumen SA, Senior Secured Notes, 5.625% due 5/18/36	240,502
65,000	Agilent Technologies Inc., Senior Unsecured Notes, 2.750% due 9/15/29	67,726
100,000	Allegion PLC, Company Guaranteed Notes, 3.500% due 10/1/29	106,770
100,000	Amphenol Corp., Senior Unsecured Notes, 2.800% due 2/15/30	102,719
175,000	Amsted Industries Inc., Company Guaranteed Notes, 5.625% due 7/1/27(b)	185,500
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Company Guaranteed Notes, 6.000% due 2/15/25(b)	208,500
615,000	Arrow Electronics Inc., Senior Unsecured Notes, 3.875% due 1/12/28	648,834
230,000	Berry Global Inc., Secured Notes, 5.625% due 7/15/27(b)	239,188
	Boeing Co., Senior Unsecured Notes:
500,000	2.125% due 3/1/22	504,682
250,000	3.650% due 3/1/47	266,150
	Bombardier Inc., Senior Unsecured Notes:
105,000	6.000% due 10/15/22(b)	102,834
110,000	7.875% due 4/15/27(b)	109,175
	Builders FirstSource Inc.:
140,000	Company Guaranteed Notes, 5.000% due 3/1/30(b)	140,067
64,000	Senior Secured Notes, 6.750% due 6/1/27(b)	68,800
	Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
150,000	3.250% due 6/15/27	165,680
250,000	4.125% due 6/15/47	302,939
100,000	3.550% due 2/15/50	112,825
100,000	Canadian National Railway Co., Senior Unsecured Notes, 4.450% due 1/20/49	130,644
	Canadian Pacific Railway Co.:
250,000	Company Guaranteed Notes, 4.000% due 6/1/28	288,424
100,000	Senior Unsecured Notes, 2.900% due 2/1/25	106,769
360,000	Carrier Global Corp., Company Guaranteed Notes, 3.577% due 4/5/50(b)	368,508
500,000	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.700% due 8/9/21	501,453
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
	Caterpillar Inc., Senior Unsecured Notes:
$1,320,000	3.400% due 5/15/24	$1,415,850
250,000	2.600% due 9/19/29	261,996
100,000	3.803% due 8/15/42	119,235
	Clean Harbors Inc., Company Guaranteed Notes:
250,000	4.875% due 7/15/27(b)	261,175
45,000	5.125% due 7/15/29(b)	48,206
	Colfax Corp., Company Guaranteed Notes:
100,000	6.000% due 2/15/24(b)	103,656
270,000	6.375% due 2/15/26(b)	286,200
135,000	Crown Americas LLC/Crown Americas Capital Corp. IV, Company Guaranteed Notes, 4.500% due 1/15/23	136,890
365,000	Crown Americas LLC/Crown Americas Capital Corp. VI, Company Guaranteed Notes, 4.750% due 2/1/26	376,406
	CSX Corp., Senior Unsecured Notes:
250,000	2.600% due 11/1/26	263,757
745,000	3.350% due 9/15/49	782,031
200,000	4.500% due 8/1/54	248,021
100,000	Eaton Corp., Company Guaranteed Notes, 4.150% due 11/2/42	123,654
200,000	Embraer Netherlands Finance BV, Company Guaranteed Notes, 5.400% due 2/1/27	225,002
165,000	Energizer Holdings Inc., Company Guaranteed Notes, 7.750% due 1/15/27(b)	179,025
	FedEx Corp., Company Guaranteed Notes:
100,000	3.300% due 3/15/27	106,019
310,000	4.750% due 11/15/45	341,739
200,000	4.400% due 1/15/47	211,804
200,000	Fideicomiso PA Pacifico Tres, Senior Secured Notes, 8.250% due 1/15/35	233,000
225,000	Flex Acquisition Co., Inc., Senior Unsecured Notes, 6.875% due 1/15/25(b)	218,817
100,000	Fortune Brands Home & Security Inc., Senior Unsecured Notes, 3.250% due 9/15/29	105,577
265,000	frontdoor Inc., Senior Unsecured Notes, 6.750% due 8/15/26(b)	289,991
190,000	Gates Global LLC/Gates Corp., Company Guaranteed Notes, 6.250% due 1/15/26(b)	190,950
100,000	GATX Corp., Senior Unsecured Notes, 3.850% due 3/30/27	108,507
	General Electric Co., Senior Unsecured Notes:
200,000	6.750% due 3/15/32	268,685
430,000	5.875% due 1/14/38	551,463
12,000	4.125% due 10/9/42	12,822
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
	GFL Environmental Inc.:
	Senior Unsecured Notes:
$105,000	5.375% due 3/1/23(b)	$107,100
90,000	8.500% due 5/1/27(b)	97,650
160,000	Senior Secured Notes, 5.125% due 12/15/26(b)	165,600
135,000	Griffon Corp., Senior Unsecured Notes, 5.750% due 3/1/28(b)	136,012
45,000	Hillman Group Inc., Company Guaranteed Notes, 6.375% due 7/15/22(b)	40,359
	Honeywell International Inc., Senior Unsecured Notes:
500,000	1.850% due 11/1/21	505,088
75,000	2.500% due 11/1/26	79,756
250,000	Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed Notes, 3.800% due 3/21/29	281,107
300,000	Jeld-Wen Inc., Company Guaranteed Notes, 4.625% due 12/15/25(b)	302,250
	John Deere Capital Corp., Senior Unsecured Notes:
500,000	2.950% due 4/1/22	517,246
100,000	2.250% due 9/14/26	104,010
250,000	2.800% due 9/8/27	269,385
100,000	Johnson Controls International PLC, Senior Unsecured Notes, 4.500% due 2/15/47	123,949
1,000,000	JSL Europe SA, Company Guaranteed Notes, 7.750% due 7/26/24	1,062,000
60,000	Kansas City Southern, Company Guaranteed Notes, 2.875% due 11/15/29	62,317
30,000	Kenan Advantage Group Inc., Senior Unsecured Notes, 7.875% due 7/31/23(b)	29,550
160,000	Kratos Defense & Security Solutions Inc., Senior Secured Notes, 6.500% due 11/30/25(b)	169,200
250,000	L3Harris Technologies Inc., Senior Unsecured Notes, 4.400% due 6/15/28(b)	289,546
	Lockheed Martin Corp., Senior Unsecured Notes:
250,000	3.550% due 1/15/26	277,065
150,000	4.700% due 5/15/46	200,572
155,000	Masonite International Corp., Company Guaranteed Notes, 5.750% due 9/15/26(b)	163,525
	Norfolk Southern Corp., Senior Unsecured Notes:
250,000	2.900% due 6/15/26	267,030
250,000	3.800% due 8/1/28	285,842
100,000	3.400% due 11/1/49	105,779
	Northrop Grumman Corp., Senior Unsecured Notes:
200,000	2.550% due 10/15/22	205,886
200,000	4.030% due 10/15/47	238,435
100,000	Owens Corning, Senior Unsecured Notes, 3.400% due 8/15/26	104,712
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
	Parker-Hannifin Corp., Senior Unsecured Notes:
$100,000	3.250% due 3/1/27	$107,775
150,000	4.100% due 3/1/47	175,597
	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
40,000	3.400% due 11/15/26(b)	42,276
300,000	4.200% due 4/1/27(b)	328,167
50,000	PerkinElmer Inc., Senior Unsecured Notes, 3.300% due 9/15/29	52,511
250,000	Republic Services Inc., Senior Unsecured Notes, 2.500% due 8/15/24	259,641
25,000	Rockwell Automation Inc., Senior Unsecured Notes, 4.200% due 3/1/49	32,513
100,000	Rockwell Collins Inc., Senior Unsecured Notes, 3.200% due 3/15/24	106,352
	Roper Technologies Inc., Senior Unsecured Notes:
570,000	4.200% due 9/15/28	656,338
250,000	2.950% due 9/15/29	265,120
	Ryder System Inc., Senior Unsecured Notes:
300,000	2.800% due 3/1/22	307,741
30,000	2.500% due 9/1/24	30,791
90,000	2.900% due 12/1/26	95,209
55,000	Silgan Holdings Inc., Senior Unsecured Notes, 4.125% due 2/1/28(b)	55,138
250,000	Stanley Black & Decker Inc., Senior Unsecured Notes, 3.400% due 3/1/26	273,214
200,000	Stevens Holding Co., Inc., Company Guaranteed Notes, 6.125% due 10/1/26(b)	216,819
300,000	Tech Data Corp., Senior Unsecured Notes, 3.700% due 2/15/22	306,215
200,000	Tecnoglass Inc., Company Guaranteed Notes, 8.200% due 1/31/22	214,500
325,000	Tervita Corp., Secured Notes, 7.625% due 12/1/21(b)	328,250
55,000	Titan Acquisition Ltd./Titan Co.-Borrower LLC, Senior Unsecured Notes, 7.750% due 4/15/26(b)	52,594
	TransDigm Inc.:
	Company Guaranteed Notes:
140,000	6.375% due 6/15/26	143,857
125,000	5.500% due 11/15/27(b)	124,850
$220,000	Senior Secured Notes, 6.250% due 3/15/26(b)	232,925
140,000	Trident TPI Holdings Inc., Company Guaranteed Notes, 6.625% due 11/1/25(b)	128,684
	Triumph Group Inc.:
139,000	Company Guaranteed Notes, 7.750% due 8/15/25	137,610
55,000	Secured Notes, 6.250% due 9/15/24(b)	57,131
200,000	Trivium Packaging Finance BV, Senior Secured Notes, 5.500% due 8/15/26(b)	207,250
	Union Pacific Corp., Senior Unsecured Notes:
250,000	3.350% due 8/15/46	259,016
590,000	4.300% due 3/1/49	713,165
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
$125,000	3.875% due 2/1/55	$137,332
150,000	United Parcel Service Inc., Senior Unsecured Notes, 3.750% due 11/15/47	167,073
	United Technologies Corp., Senior Unsecured Notes:
75,000	3.950% due 8/16/25	83,982
200,000	4.450% due 11/16/38	248,524
100,000	4.500% due 6/1/42	127,358
125,000	3.750% due 11/1/46	143,756
100,000	Vulcan Materials Co., Senior Unsecured Notes, 4.500% due 6/15/47	117,888
825,000	Waste Management Inc., Company Guaranteed Notes, 3.450% due 6/15/29	909,441
130,000	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(b)	126,796
	WRKCo Inc., Company Guaranteed Notes:
630,000	3.750% due 3/15/25	681,532
250,000	4.900% due 3/15/29	294,404
	Total Industrial	28,616,180
Technology – 0.6%
	Apple Inc., Senior Unsecured Notes:
75,000	2.850% due 5/6/21	76,308
130,000	1.700% due 9/11/22	131,609
500,000	2.850% due 2/23/23	521,876
300,000	2.400% due 5/3/23	310,063
250,000	3.000% due 2/9/24	264,464
250,000	3.350% due 2/9/27	274,972
150,000	3.000% due 6/20/27	162,370
95,000	2.200% due 9/11/29	97,871
150,000	4.250% due 2/9/47	189,812
250,000	3.750% due 11/13/47	298,855
100,000	Applied Materials Inc., Senior Unsecured Notes, 4.350% due 4/1/47	130,579
	Ascend Learning LLC, Senior Unsecured Notes:
205,000	6.875% due 8/1/25(b)	212,005
125,000	6.875% due 8/1/25(b)	128,750
70,000	Banff Merger Sub Inc., Senior Unsecured Notes, 9.750% due 9/1/26(b)	70,525
	Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
500,000	3.000% due 1/15/22	509,838
100,000	3.625% due 1/15/24	104,748
250,000	Broadcom Inc., Company Guaranteed Notes, 4.750% due 4/15/29(b)	278,057
300,000	CA Inc., Senior Unsecured Notes, 3.600% due 8/15/22	309,221
45,000	Camelot Finance SA, Senior Secured Notes, 4.500% due 11/1/26(b)	45,220
60,000	Castle US Holding Corp., Senior Unsecured Notes, 9.500% due 2/15/28(b)	60,075
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – (continued)
	CDK Global Inc., Senior Unsecured Notes:
$95,000	5.875% due 6/15/26	$99,399
125,000	5.250% due 5/15/29(b)	133,281
	Dell International LLC/EMC Corp., Senior Secured Notes:
100,000	5.450% due 6/15/23(b)	110,063
250,000	6.020% due 6/15/26(b)	292,782
100,000	8.100% due 7/15/36(b)	137,303
	Dun & Bradstreet Corp.:
100,000	Senior Secured Notes, 6.875% due 8/15/26(b)	106,775
75,000	Senior Unsecured Notes, 10.250% due 2/15/27(b)	84,187
150,000	DXC Technology Co., Senior Unsecured Notes, 4.750% due 4/15/27	164,126
250,000	Fiserv Inc., Senior Unsecured Notes, 3.500% due 7/1/29	273,250
360,000	Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 SARL/Greeneden US Ho, Company Guaranteed Notes, 10.000% due 11/30/24(b)	384,012
	Hewlett Packard Enterprise Co., Senior Unsecured Notes:
250,000	2.250% due 4/1/23	253,446
150,000	6.200% due 10/15/35	187,494
100,000	HP Inc., Senior Unsecured Notes, 6.000% due 9/15/41	114,730
	Intel Corp., Senior Unsecured Notes:
500,000	2.700% due 12/15/22	518,951
250,000	4.100% due 5/19/46	307,719
350,000	3.100% due 2/15/60	363,069
	International Business Machines Corp., Senior Unsecured Notes:
250,000	2.500% due 1/27/22	255,652
250,000	3.300% due 1/27/27	274,207
250,000	3.500% due 5/15/29	281,027
100,000	4.000% due 6/20/42	118,407
205,000	IQVIA Inc., Company Guaranteed Notes, 5.000% due 5/15/27(b)	211,919
125,000	KLA Corp., Senior Unsecured Notes, 4.650% due 11/1/24	140,339
100,000	Micron Technology Inc., Senior Unsecured Notes, 5.327% due 2/6/29	114,783
	Microsoft Corp., Senior Unsecured Notes:
250,000	2.400% due 2/6/22	255,555
250,000	2.875% due 2/6/24	264,092
250,000	3.300% due 2/6/27	277,058
250,000	3.450% due 8/8/36	288,217
550,000	4.250% due 2/6/47	724,608
40,000	MSCI Inc., Company Guaranteed Notes, 3.625% due 9/1/30(b)	40,050
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – (continued)
	Oracle Corp., Senior Unsecured Notes:
$500,000	1.900% due 9/15/21	$504,339
100,000	2.950% due 11/15/24	106,148
100,000	2.650% due 7/15/26	105,576
250,000	3.850% due 7/15/36	289,752
250,000	4.000% due 7/15/46	298,422
200,000	4.000% due 11/15/47	241,979
	QUALCOMM Inc., Senior Unsecured Notes:
200,000	3.000% due 5/20/22	207,220
100,000	4.650% due 5/20/35	124,689
100,000	4.300% due 5/20/47	120,151
80,000	Riverbed Technology Inc., Company Guaranteed Notes, 8.875% due 3/1/23(b)	54,200
140,000	Seagate HDD Cayman, Company Guaranteed Notes, 4.250% due 3/1/22	142,923
230,000	Sophia LP/Sophia Finance Inc., Senior Unsecured Notes, 9.000% due 9/30/23(b)	236,037
230,000	SS&C Technologies Inc., Company Guaranteed Notes, 5.500% due 9/30/27(b)	242,075
350,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Senior Unsecured Notes, 6.750% due 6/1/25(b)	348,362
100,000	Texas Instruments Inc., Senior Unsecured Notes, 3.875% due 3/15/39	120,220
	Total Technology	14,095,812
Utilities – 1.6%
510,000	AEP Texas Inc., Senior Unsecured Notes, 3.450% due 1/15/50	543,362
1,300,000	AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, Company Guaranteed Notes, 7.950% due 5/11/26	1,384,188
	AES Gener SA, Junior Subordinated Notes:
900,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)(b)	959,493
600,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)	639,662
200,000	6.350% (5-Year CMT Index + 4.917%) due 10/7/79(a)(b)	206,000
200,000	6.350% (5-Year CMT Index + 4.917%) due 10/7/79(a)	206,650
65,000	Ameren Corp., Senior Unsecured Notes, 2.500% due 9/15/24	66,961
50,000	Ameren Illinois Co., 1st Mortgage Notes, 3.700% due 12/1/47	59,266
	American Water Capital Corp., Senior Unsecured Notes:
250,000	3.750% due 9/1/28	279,004
50,000	4.150% due 6/1/49	60,557
100,000	Arizona Public Service Co., Senior Unsecured Notes, 4.250% due 3/1/49	126,974
	Atmos Energy Corp., Senior Unsecured Notes:
100,000	4.125% due 3/15/49	124,543
65,000	3.375% due 9/15/49	71,211
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
	Berkshire Hathaway Energy Co., Senior Unsecured Notes:
$200,000	6.125% due 4/1/36	$285,846
150,000	5.150% due 11/15/43	200,399
85,000	Black Hills Corp., Senior Unsecured Notes, 3.050% due 10/15/29	89,419
	Calpine Corp.:
	Senior Secured Notes:
120,000	5.250% due 6/1/26(b)	118,966
95,000	4.500% due 2/15/28(b)	91,124
60,000	Senior Unsecured Notes, 5.125% due 3/15/28(b)	56,400
	CenterPoint Energy Inc., Senior Unsecured Notes:
250,000	3.850% due 2/1/24	270,099
100,000	3.700% due 9/1/49	109,657
135,000	Clearway Energy Operating LLC, Company Guaranteed Notes, 4.750% due 3/15/28(b)	137,362
100,000	Cleco Corporate Holdings LLC, Senior Unsecured Notes, 3.375% due 9/15/29(b)	102,760
200,000	Colbun SA, Senior Unsecured Notes, 3.950% due 10/11/27	212,252
1,744,200	Cometa Energia SA de CV, Senior Secured Notes, 6.375% due 4/24/35	2,022,487
	Commonwealth Edison Co., 1st Mortgage Notes:
75,000	3.750% due 8/15/47	86,907
75,000	4.000% due 3/1/48	90,023
50,000	3.200% due 11/15/49	53,042
	Consolidated Edison Co. of New York Inc., Senior Unsecured Notes:
250,000	3.950% due 3/1/43	286,078
100,000	4.125% due 5/15/49	117,607
100,000	Consumers Energy Co., 1st Mortgage Notes, 3.100% due 8/15/50	107,948
50,000	Dominion Energy Inc., Senior Unsecured Notes, 4.600% due 3/15/49	62,499
100,000	DTE Electric Co., General and Refunding Mortgage Bonds, 3.750% due 8/15/47	116,526
100,000	DTE Energy Co., Senior Unsecured Notes, 2.950% due 3/1/30	103,751
	Duke Energy Corp., Senior Unsecured Notes:
1,900,000	2.650% due 9/1/26	1,979,140
350,000	3.750% due 9/1/46	388,357
250,000	Duke Energy Progress LLC, 1st Mortgage Notes, 6.300% due 4/1/38	377,918
700,000	Empresa de Transmision Electrica SA, Senior Unsecured Notes, 5.125% due 5/2/49(b)	831,124
247,800	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	258,086
900,000	Empresa Electrica Guacolda SA, Senior Unsecured Notes, 4.560% due 4/30/25	800,512
600,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 4.250% due 7/18/29(b)	624,030
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
	Energuate Trust, Company Guaranteed Notes:
$200,000	5.875% due 5/3/27(b)	$209,000
200,000	5.875% due 5/3/27	209,000
200,000	Entergy Louisiana LLC, Collateral Trust, 4.000% due 3/15/33	241,636
250,000	Evergy Inc., Senior Unsecured Notes, 2.900% due 9/15/29	257,854
100,000	Eversource Energy, Senior Unsecured Notes, 2.900% due 10/1/24	104,551
500,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 3.400% due 3/15/22	515,647
	FirstEnergy Corp., Senior Unsecured Notes:
100,000	3.900% due 7/15/27	110,748
600,000	4.850% due 7/15/47	752,917
	Florida Power & Light Co., 1st Mortgage Notes:
250,000	3.125% due 12/1/25	271,679
150,000	3.950% due 3/1/48	184,460
50,000	3.150% due 10/1/49	54,957
	Georgia Power Co., Senior Unsecured Notes:
100,000	2.200% due 9/15/24	102,117
200,000	3.250% due 3/30/27	215,688
769,040	LLPL Capital Pte Ltd., Senior Secured Notes, 6.875% due 2/4/39(b)	920,925
738,282	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	826,699
100,000	MidAmerican Energy Co., 1st Mortgage Notes, 3.100% due 5/1/27	108,024
	Minejesa Capital BV, Senior Secured Notes:
800,000	4.625% due 8/10/30	836,324
500,000	5.625% due 8/10/37	560,000
255,000	Monongahela Power Co., 1st Mortgage Notes, 5.400% due 12/15/43(b)	350,046
250,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 3.050% due 2/15/22	257,076
125,000	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 3.550% due 5/1/27	135,849
	NiSource Inc., Senior Unsecured Notes:
150,000	3.490% due 5/15/27	163,305
100,000	4.375% due 5/15/47	117,516
150,000	Northern States Power Co., 1st Mortgage Notes, 3.600% due 5/15/46	178,916
150,000	NSTAR Electric Co., Senior Unsecured Notes, 3.250% due 5/15/29	164,207
50,000	Oglethorpe Power Corp., 1st Mortgage Notes, 5.050% due 10/1/48	63,484
100,000	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 5.300% due 6/1/42	142,563
200,000	Orazul Energy Egenor SCA, Company Guaranteed Notes, 5.625% due 4/28/27	205,000
50,000	PacifiCorp, 1st Mortgage Notes, 4.150% due 2/15/50	62,249
1,150,000	Pampa Energia SA, Senior Unsecured Notes, 7.500% due 1/24/27	937,825
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$250,000	PECO Energy Co., 1st Ref Notes, 4.150% due 10/1/44	$303,384
	PPL Capital Funding Inc., Company Guaranteed Notes:
100,000	3.400% due 6/1/23	105,018
250,000	3.100% due 5/15/26	265,049
50,000	PPL Electric Utilities Corp., 1st Mortgage Notes, 3.000% due 10/1/49	51,885
125,000	PSEG Power LLC, Company Guaranteed Notes, 3.000% due 6/15/21	127,333
100,000	Public Service Electric & Gas Co., 1st Mortgage Notes, 4.050% due 5/1/48	125,789
100,000	Public Service Enterprise Group Inc., Senior Unsecured Notes, 2.650% due 11/15/22	102,773
150,000	Puget Sound Energy Inc., 1st Mortgage Notes, 4.223% due 6/15/48	185,934
100,000	San Diego Gas & Electric Co., 1st Mortgage Notes, 6.000% due 6/1/39	149,276
125,000	Sempra Energy, Senior Unsecured Notes, 4.050% due 12/1/23	135,500
	Southern California Edison Co., 1st Ref Notes:
125,000	4.050% due 3/15/42	142,987
565,000	4.000% due 4/1/47	636,717
	Southern California Gas Co., 1st Mortgage Notes:
150,000	3.150% due 9/15/24	160,815
100,000	3.950% due 2/15/50	123,899
150,000	Southern Co., Senior Unsecured Notes, 4.400% due 7/1/46	174,941
150,000	Southern Co. Gas Capital Corp, Company Guaranteed Notes, 4.400% due 5/30/47	183,145
250,000	Southwestern Electric Power Co., Senior Unsecured Notes, 3.900% due 4/1/45	279,214
100,000	Southwestern Public Service Co., 1st Mortgage Notes, 4.500% due 8/15/41	128,111
1,104,000	Star Energy Geothermal Wayang Windu Ltd., Senior Secured Notes, 6.750% due 4/24/33	1,202,101
797,025	Stoneway Capital Corp., Senior Secured Notes, 10.000% due 3/1/27	362,654
110,000	Talen Energy Supply LLC, Senior Secured Notes, 6.625% due 1/15/28(b)	105,292
400,000	Transelec SA, Senior Unsecured Notes, 4.625% due 7/26/23	425,504
50,000	Union Electric Co., 1st Mortgage Notes, 3.250% due 10/1/49	55,104
	Virginia Electric & Power Co., Senior Unsecured Notes:
100,000	2.950% due 1/15/22	102,280
150,000	3.500% due 3/15/27	165,322
250,000	4.000% due 1/15/43	290,641
50,000	Washington Gas Light Co., Senior Unsecured Notes, 3.650% due 9/15/49	55,153
150,000	Wisconsin Power & Light Co., Senior Unsecured Notes, 3.000% due 7/1/29	163,335
50,000	Wisconsin Public Service Corp., Senior Unsecured Notes, 3.300% due 9/1/49	54,515
	Total Utilities	30,332,123
	TOTAL CORPORATE BONDS & NOTES (Cost – $369,913,582)	391,012,074
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – 7.6%
$500,000	522 Funding Clo I Ltd., Series 2019-1A, Class A1, 0.000% (3-Month USD-LIBOR + 1.390%) due 1/15/33(a)(b)	$501,732
1,942,488	Aaset Trust, Series 2019-2, Class A, 3.376% due 10/16/39(b)	1,957,965
2,573,022	AASET US Ltd., Series 2018-1A, Class A, 3.844% due 1/16/38(b)	2,604,134
500,000	Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820% due 3/18/24	522,629
500,000	Assurant CLO III Ltd., Series 2018-2A, Class A, 3.049% (3-Month USD-LIBOR + 1.230%) due 10/20/31(a)(b)	496,980
	Carrington Mortgage Loan Trust:
2,917,019	Series 2006-NC4, Class A3, 1.787% (1-Month USD-LIBOR + 0.160%) due 10/25/36(a)	2,791,703
7,100,000	Series 2007-RFC1, Class A3, 1.767% (1-Month USD-LIBOR + 0.140%) due 12/25/36(a)	6,666,514
1,662,251	Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, 4.125% due 6/15/43(b)	1,708,913
1,000,000	CFIP CLO Ltd., Series 2014-1A, Class AR, 3.168% (3-Month USD-LIBOR + 1.320%) due 7/13/29(a)(b)	1,000,363
	Citibank Credit Card Issuance Trust:
200,000	Series 2017-A3, Class A3, 1.920% due 4/7/22	200,060
600,000	Series 2018-A6, Class A6, 3.210% due 12/7/24	633,013
1,394,000	CLNC Ltd., Series 2019-FL1, Class A, 2.908% (1-Month USD-LIBOR + 1.250%) due 8/20/35(a)(b)	1,395,743
5,784,789	Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV4, 1.867% (1-Month USD-LIBOR + 0.240%) due 5/25/36(a)	4,760,653
8,072,675	CSMC Trust, Series 2018-RPL8, Class A1, 4.125% due 7/25/58(a)(b)	8,141,749
1,000,000	CVP CLO Ltd., Series 2017-1A, Class A, 3.159% (3-Month USD-LIBOR + 1.340%) due 7/20/30(a)(b)	1,000,436
1,000,000	Elevation CLO Ltd., Series 2014-2A, Class A1R, 3.061% (3-Month USD-LIBOR + 1.230%) due 10/15/29(a)(b)	998,820
800,000	Flatiron CLO 17 Ltd., Series 2017-1A, Class B, 3.292% (3-Month USD-LIBOR + 1.600%) due 5/15/30(a)(b)	800,253
750,000	Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.160% due 3/15/23	757,721
500,000	Fort Washington CLO, Series 2019-1A, Class A, 3.328% (3-Month USD-LIBOR + 1.420%) due 10/20/32(a)(b)	498,390
196,770	FREED ABS Trust, Series 2019-1, Class A, 3.420% due 6/18/26(b)	197,765
1,000,000	Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, 0.000% (3-Month USD-LIBOR + 1.370%) due 4/15/33(a)(b)(d)	998,999
	Halsey Point CLO I Ltd.:
1,000,000	Series 2019-1A, Class A1A1, 3.257% (3-Month USD-LIBOR + 1.350%) due 1/20/33(a)(b)	997,256
1,000,000	Series 2019-1A, Class B1, 4.107% (3-Month USD-LIBOR + 2.200%) due 1/20/33(a)(b)	994,798
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$4,408,889	Helios Issuer LLC, Series 2017-1A, Class A, 4.940% due 9/20/49(b)	$4,704,900
4,910,715	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425% due 11/15/39(b)	4,952,097
	Invitation Homes Trust:
2,240,000	Series 2018-SFR1, Class C, 2.909% (1-Month USD-LIBOR + 1.250%) due 3/17/37(a)(b)	2,229,257
1,425,000	Series 2018-SFR1, Class D, 3.109% (1-Month USD-LIBOR + 1.450%) due 3/17/37(a)(b)	1,414,815
975,000	Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.846% due 7/30/47(b)	1,063,774
1,000,000	LCM XV LP, Series 15A, Class DR, 5.519% (3-Month USD-LIBOR + 3.700%) due 7/20/30(a)(b)	1,000,404
467,839	Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, step bond to yield, 3.200% due 5/25/59(b)	473,115
1,237,000	LoanCore Issuer Ltd., Series 2019-CRE2, Class AS, 3.159% (1-Month USD-LIBOR + 1.500%) due 5/15/36(a)(b)	1,241,698
1,000,000	Madison Park Funding XI Ltd., Series 2013-11A, Class AR, 2.966% (3-Month USD-LIBOR + 1.160%) due 7/23/29(a)(b)	998,244
964,882	Marathon CLO VII Ltd., Series 2014-7A, Class A1R, 3.115% (3-Month USD-LIBOR + 1.320%) due 10/28/25(a)(b)	965,425
1,000,000	Marble Point CLO XIV Ltd., Series 2018-2A, Class A1, 3.149% (3-Month USD-LIBOR + 1.330%) due 1/20/32(a)(b)	1,000,636
1,000,000	MP CLO III Ltd., Series 2013-1A, Class AR, 3.069% (3-Month USD-LIBOR + 1.250%) due 10/20/30(a)(b)	998,228
1,000,000	MP CLO IV Ltd., Series 2013-2A, Class ARR, 3.074% (3-Month USD-LIBOR + 1.280%) due 7/25/29(a)(b)	999,419
534,837	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740% due 8/16/21	535,058
500,000	Northwoods Capital XI-B Ltd., Series 2018-11BA, Class A1, 2.919% (3-Month USD-LIBOR + 1.100%) due 4/19/31(a)(b)	495,645
1,000,000	Northwoods Capital XVI Ltd., Series 2017-16A, Class A, 2.962% (3-Month USD-LIBOR + 1.270%) due 11/15/30(a)(b)	1,000,359
13,478,758	Option One Mortgage Loan Trust, Series 2007-6, Class 1A1, 1.817% (1-Month USD-LIBOR + 0.190%) due 7/25/37(a)	12,203,887
986,692	Pretium Mortgage Credit Partners I LLC, Series 2019-CFL1, Class A1, step bond to yield, 3.721% due 1/25/59(b)	987,994
	PRPM LLC:
4,392,792	Series 2019-2A, Class A1, step bond to yield, 3.967% due 4/25/24(b)	4,417,952
2,389,709	Series 2019-3A, Class A1, step bond to yield, 3.351% due 7/25/24(b)	2,402,150
1,000,000	Regatta XI Funding Ltd., Series 2018-1A, Class B, 3.486% (3-Month USD-LIBOR + 1.650%) due 7/17/31(a)(b)	991,590
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,000,000	Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3.009% (3-Month USD-LIBOR + 1.190%) due 10/20/30(a)(b)	$1,000,314
1,000,000	Sofi Professional Loan Program Trust, Series 2018-B, Class BFX, 3.830% due 8/25/47(b)	1,063,688
500,000	Sound Point Clo XXI Ltd., Series 2018-3A, Class A1A, 2.974% (3-Month USD-LIBOR + 1.180%) due 10/26/31(a)(b)	499,640
1,000,000	Steele Creek CLO Ltd., Series 2015-1A, Class AR, 2.956% (3-Month USD-LIBOR + 1.260%) due 5/21/29(a)(b)	1,000,378
1,987,564	Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.610% due 2/1/55(b)	2,089,124
1,000,000	Symphony CLO XV Ltd., Series 2014-15A, Class AR2, 3.096% (3-Month USD-LIBOR + 1.260%) due 1/17/32(a)(b)	1,000,970
1,975,000	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318% due 11/25/48(b)	2,037,844
1,117,289	Textainer Marine Containers V Ltd., Series 2017-1A, Class A, 3.720% due 5/20/42(b)	1,146,670
1,000,000	THL Credit Wind River CLO Ltd., Series 2014-2A, Class AR, 2.971% (3-Month USD-LIBOR + 1.140%) due 1/15/31(a)(b)	996,461
1,394,000	TRTX Issuer Ltd., Series 2019-FL3, Class AS, 3.108% (1-Month USD-LIBOR + 1.450%) due 9/15/34(a)(b)	1,395,190
1,000,000	Venture XV CLO Ltd., Series 2013-15A, Class A1R2, 3.201% (3-Month USD-LIBOR + 1.370%) due 7/15/32(a)(b)	1,000,311
	Vericrest Opportunity Loan Trust:
2,664,012	Series 2019-NPL4, Class A1A, step bond to yield, 3.352% due 8/25/49(b)	2,664,572
2,092,000	Series 2020-NPL5, Class A1A, step bond to yield, 2.982% due 3/25/50(b)	2,097,069
500,000	Vibrant Clo X Ltd., Series 2018-10A, Class A1, 3.019% (3-Month USD-LIBOR + 1.200%) due 10/20/31(a)(b)	497,222
2,669,351	VOLT LXXX LLC, Series 2019-NPL6, Class A1A, step bond to yield, 3.228% due 10/25/49(b)	2,677,531
11,180,699	VOLT LXXXV LLC, Series 2020-NPL1, Class A1A, step bond to yield, 3.228% due 1/25/50(b)	11,229,867
5,206,024	VOLT LXXXVII LLC, Series 2020-NPL3, Class A1A, step bond to yield, 2.981% due 2/25/50(b)(d)	5,228,642
9,911,580	WaMu Asset-Backed Certificates WaMu Trust, Series 2007-HE4, Class 1A, 1.797% (1-Month USD-LIBOR + 0.170%) due 7/25/47(a)	7,965,765
13,355,243	Washington Mutural Asset-Backed Certificates WMABS Trust, Series 2006-HE3, Class 1A, 1.782% (1-Month USD-LIBOR + 0.155%) due 8/25/36(a)	12,534,572
	Wellfleet CLO Ltd.:
1,000,000	Series 2017-2A, Class A1, 3.069% (3-Month USD-LIBOR + 1.250%) due 10/20/29(a)(b)	1,000,404
1,000,000	Series 2017-3A, Class A1, 2.986% (3-Month USD-LIBOR + 1.150%) due 1/17/31(a)(b)	998,194
500,000	Series 2018-2A, Class A1, 3.019% (3-Month USD-LIBOR + 1.200%) due 10/20/31(a)(b)	499,762
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$4,000,000	York CLO-6 Ltd., Series 2019-1A, Class A1, 3.152% (3-Month USD-LIBOR + 1.350%) due 7/22/32(a)(b)	$4,011,652
1,000,000	Zais CLO 5 Ltd., Series 2016-2A, Class A1, 3.361% (3-Month USD-LIBOR + 1.530%) due 10/15/28(a)(b)	1,000,575
	TOTAL ASSET-BACKED SECURITIES (Cost – $148,618,837)	151,339,653
SENIOR LOANS(a) – 1.3%
249,808	1011778 B.C. Unlimited Liability Co., 3.353% (1-Month USD-LIBOR + 0.180%) due 11/19/26	245,437
108,491	Access CIG LLC, 5.527% (3-Month USD-LIBOR + 0.380%) due 2/27/25	107,270
109,288	Achilles Acquisition LLC, 5.625% (1-Month USD-LIBOR + 0.400%) due 10/13/25	109,014
154,514	Acrisure LLC, 5.207% (3-Month USD-LIBOR + 0.350%) due 2/15/27	151,938
41,673	Advanced Drainage Systems Inc., 3.938% (1-Month USD-LIBOR + 0.230%) due 7/31/26	41,413
79,250	Agiliti Health Inc., 4.688% (1-Month USD-LIBOR + 0.300%) due 1/4/26	78,259
136,830	Air Medical Group Holdings Inc., 4.932% (2-Month USD-LIBOR + 0.330%) due 4/28/22	128,962
127,009	Air Methods Corp., 5.445% (3-Month USD-LIBOR + 0.350%) due 4/22/24	104,518
145,000	Aldevron LLC, 6.195% (3-Month USD-LIBOR + 0.430%) due 10/12/26	143,913
77,755	Alera Group Intermediate Holdings Inc., 5.603% (1-Month USD-LIBOR + 0.400%) due 8/1/25	77,172
129,224	Aleris International Inc., 6.353% (1-Month USD-LIBOR + 0.480%) due 2/27/23	128,861
99,744	AlixPartners LLP, 4.103% (1-Month USD-LIBOR + 0.250%) due 4/4/24	97,250
109,450	Alliant Holdings Intermediate LLC, 4.909% (1-Month USD-LIBOR + 0.330%) due 5/9/25	107,717
120,000	Allied Universal Holdco LLC, 5.853% (1-Month USD-LIBOR + 0.430%) due 7/10/26	118,600
162,814	Alterra Mountain Co., 4.353% (1-Month USD-LIBOR + 0.280%) due 7/31/24	159,557
72,888	Altice France SA, 5.659% (1-Month USD-LIBOR + 0.400%) due 8/14/26	71,248
25,000	Amentum Government Services Holdings LLC, 5.762% (3-Month USD-LIBOR + 0.400%) due 1/29/27	24,906
	American Airlines Inc.:
74,235	3.659% (1-Month USD-LIBOR + 0.200%) due 12/15/23	71,853
25,000	3.353% (1-Month USD-LIBOR + 0.180%) due 1/29/27	23,638
72,792	American Tire Distributors Inc., 9.142% (3-Month USD-LIBOR + 0.750%) due 9/2/24	62,874
160,110	Applied Systems Inc., 5.195% (3-Month USD-LIBOR + 0.330%) due 9/19/24	158,069
	Aramark Intermediate HoldCo Corp.:
135,000	3.353% (1-Month USD-LIBOR + 0.180%) due 3/11/25	133,819
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$60,000	3.353% (1-Month USD-LIBOR + 0.180%) due 1/15/27	$59,588
65,000	Arconic Rolled Products Corp., due 2/4/27(j)	64,188
169,135	Ascend Learning LLC, 4.603% (1-Month USD-LIBOR + 0.300%) due 7/12/24	167,866
194,400	AssuredPartners Inc., due 2/12/27(j)	190,512
	Asurion LLC:
174,039	due 11/3/23(j)	172,154
35,509	8.103% (1-Month USD-LIBOR + 0.650%) due 8/4/25	35,554
119,574	athenahealth Inc., 6.158% (1-Month USD-LIBOR + 0.450%) due 2/11/26	118,079
123,898	Auris Luxembourg III SARL, 5.353% (1-Month USD-LIBOR + 0.380%) due 2/27/26	115,845
59,801	Avantor Funding Inc., 3.853% (1-Month USD-LIBOR + 0.230%) due 11/21/24	59,303
95,187	Avaya Inc., 5.900% (1-Month USD-LIBOR + 0.430%) due 12/15/24	90,269
122,497	Aventiv Technologies LLC, 6.103% (1-Month USD-LIBOR + 0.450%) due 11/1/24	98,610
158,019	Axalta Coating Systems Dutch Holding B BV, 3.695% (3-Month USD-LIBOR + 0.180%) due 6/1/24	154,595
59,850	Azalea TopCo Inc., 5.103% (1-Month USD-LIBOR + 0.350%) due 7/24/26	59,675
39,369	Bass Pro Group LLC, 6.603% (1-Month USD-LIBOR + 0.500%) due 9/25/24	37,597
	Bausch Health Cos. Inc.:
50,857	4.659% (1-Month USD-LIBOR + 0.300%) due 6/2/25	50,501
153,000	4.409% (1-Month USD-LIBOR + 0.280%) due 11/27/25	151,996
30,000	BellRing Brands LLC, 6.603% (1-Month USD-LIBOR + 0.500%) due 10/21/24	30,150
	Berry Global Inc.:
26,700	3.671% (1-Month USD-LIBOR + 0.200%) due 10/1/22	26,333
231,991	3.671% (1-Month USD-LIBOR + 0.200%) due 7/1/26	227,834
133,542	BJ’s Wholesale Club Inc., 3.903% (1-Month USD-LIBOR + 0.230%) due 2/3/24	132,269
144,186	Blackhawk Network Holdings Inc., 4.603% (1-Month USD-LIBOR + 0.300%) due 6/15/25	141,483
134,075	Blackstone CQP Holdco LP, 5.408% (3-Month USD-LIBOR + 0.350%) due 9/30/24	131,025
72,309	Boxer Parent Co., Inc., 5.853% (1-Month USD-LIBOR + 0.430%) due 10/2/25	69,340
70,000	Brand Energy & Infrastructure Services Inc., due 6/21/24(j)	68,390
126,817	Brazos Delaware II LLC, 5.639% (1-Month USD-LIBOR + 0.400%) due 5/21/25	104,624
93,273	Bright Bidco BV, 5.333% (3-Month USD-LIBOR + 0.350%) due 6/30/24	43,792
116,167	Brookfield WEC Holdings Inc., 4.603% (1-Month USD-LIBOR + 0.300%) due 8/1/25	113,940
90,000	Buckeye Partners LP, 4.405% (1-Month USD-LIBOR + 0.280%) due 11/1/26	88,800
214,453	Caesars Resort Collection LLC, 4.353% (1-Month USD-LIBOR + 0.280%) due 12/23/24	206,589
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
	Calpine Corp.:
$180,226	4.200% (3-Month USD-LIBOR + 0.230%) due 4/5/26	$177,072
14,963	3.603% (1-Month USD-LIBOR + 0.200%) due 8/12/26	14,688
150,000	Camelot U.S. Acquisition 1 Co., due 10/30/26(j)	149,016
137,123	Capri Acquisitions BidCo Ltd., 4.777% (3-Month USD-LIBOR + 0.300%) due 11/1/24	133,909
160,000	Castle US Holding Corp., 5.353% (1-Month USD-LIBOR + 0.380%) due 1/29/27	152,000
81,909	Catalent Pharma Solutions Inc., 3.853% (1-Month USD-LIBOR + 0.230%) due 5/18/26	80,680
115,493	Cengage Learning Inc., 5.853% (1-Month USD-LIBOR + 0.430%) due 6/7/23	106,326
211,615	CEOC LLC, 3.603% (1-Month USD-LIBOR + 0.200%) due 10/7/24	210,438
79,825	Charter NEX US Inc., due 5/16/24(j)	78,827
120,331	CHG PPC Parent LLC, 4.353% (1-Month USD-LIBOR + 0.280%) due 3/31/25	117,323
65,536	Cincinnati Bell Inc., 4.853% (1-Month USD-LIBOR + 0.330%) due 10/2/24	65,311
24,938	Clear Channel Outdoor Holdings Inc., 5.103% (1-Month USD-LIBOR + 0.350%) due 8/21/26	24,595
77,425	ClubCorp Holdings Inc., 4.695% (3-Month USD-LIBOR + 0.280%) due 9/18/24	71,779
116,550	Compass Power Generation LLC, 5.103% (1-Month USD-LIBOR + 0.350%) due 12/20/24	114,597
65,000	Connect Finco SARL, 6.110% (1-Month USD-LIBOR + 0.450%) due 12/11/26	64,269
58,386	Covia Holdings Corp., 5.874% (3-Month USD-LIBOR + 0.400%) due 6/1/25	43,526
69,487	CPM Holdings Inc., 5.353% (1-Month USD-LIBOR + 0.380%) due 11/17/25	68,684
	CSC Holdings LLC:
15,624	3.909% (1-Month USD-LIBOR + 0.230%) due 7/17/25	15,422
54,450	3.909% (1-Month USD-LIBOR + 0.230%) due 1/15/26	53,600
169,575	4.159% (1-Month USD-LIBOR + 0.250%) due 4/15/27	167,455
109,914	CSM Bakery Solutions Ltd., 5.870% (3-Month USD-LIBOR + 0.400%) due 7/3/20	106,452
132,501	Cvent Inc., 5.353% (1-Month USD-LIBOR + 0.380%) due 11/29/24	131,452
39,896	Cyanco Intermediate 2 Corp., 5.103% (1-Month USD-LIBOR + 0.350%) due 3/16/25	39,148
102,763	Cyxtera DC Holdings Inc., 4.660% (1-Month USD-LIBOR + 0.300%) due 5/1/24	86,951
100,000	DCert Buyer Inc., 5.603% (1-Month USD-LIBOR + 0.400%) due 10/16/26	98,875
15,000	Dealer Tire LLC, 5.853% (1-Month USD-LIBOR + 0.430%) due 12/12/25	14,813
106,122	Deerfield Dakota Holding LLC, 4.853% (1-Month USD-LIBOR + 0.330%) due 2/13/25	105,624
237,359	Dell International LLC, 3.610% (1-Month USD-LIBOR + 0.200%) due 9/19/25	234,318
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$116,750	Dentalcorp Health Services ULC, 5.353% (1-Month USD-LIBOR + 0.380%) due 6/6/25	$114,707
69,823	Dhanani Group Inc., 5.353% (1-Month USD-LIBOR + 0.380%) due 7/20/25	68,135
94,758	Diamond BC BV, 4.777% (1-Month USD-LIBOR + 0.300%) due 9/6/24	90,613
29,925	Diamond Sports Group LLC, 4.880% (1-Month USD-LIBOR + 0.330%) due 8/24/26	27,232
53,874	Digicel International Finance Ltd., 4.870% (3-Month USD-LIBOR + 0.330%) due 5/27/24	47,139
135,931	Dun & Bradstreet Corp., 5.613% (1-Month USD-LIBOR + 0.400%) due 2/6/26	136,214
	Dynasty Acquisition Co., Inc.:
109,813	5.213% (3-Month USD-LIBOR + 0.350%) due 4/6/26	107,479
124,521	Dynatrace LLC, 3.853% (1-Month USD-LIBOR + 0.230%) due 8/22/25	123,355
138,952	E.W. Scripps Co., 4.103% (1-Month USD-LIBOR + 0.250%) due 5/1/26	138,083
155,531	EAB Global Inc., 5.735% (3-Month USD-LIBOR + 0.380%) due 11/15/24	152,226
133,861	Edelman Financial Center LLC, 4.879% (1-Month USD-LIBOR + 0.330%) due 7/21/25	131,268
68,857	EG Group Ltd., 5.961% (3-Month USD-LIBOR + 0.400%) due 2/7/25	66,821
65,000	Elanco Animal Health Inc., due 2/4/27(j)	64,241
127,515	Envision Healthcare Corp., 5.353% (1-Month USD-LIBOR + 0.380%) due 10/10/25	102,267
79,186	Equinox Holdings Inc., 4.603% (1-Month USD-LIBOR + 0.300%) due 3/8/24	77,833
78,225	ESH Hospitality Inc., 3.603% (1-Month USD-LIBOR + 0.200%) due 9/18/26	76,987
69,822	Excelitas Technologies Corp., 5.445% (3-Month USD-LIBOR + 0.350%) due 12/2/24	68,076
54,650	Exgen Renewables IV LLC, 4.620% (3-Month USD-LIBOR + 0.300%) due 11/28/24	54,309
155,693	Filtration Group Corp., 4.603% (1-Month USD-LIBOR + 0.300%) due 3/29/25	154,409
	Flex Acquisition Co., Inc.:
65,000	4.900% (3-Month USD-LIBOR + 0.300%) due 12/29/23	62,021
70,000	5.159% (3-Month USD-LIBOR + 0.330%) due 6/29/25	66,850
	Flexera Software LLC:
35,000	due 2/26/25(j)	34,913
74,179	5.110% (1-Month USD-LIBOR + 0.350%) due 2/26/25	74,364
194,425	Foresight Energy LLC, 7.363% (3-Month USD-LIBOR + 0.580%) due 3/28/22	63,382
157,978	Forest City Enterprises LP, 5.103% (1-Month USD-LIBOR + 0.350%) due 12/8/25	156,595
83,298	Forterra Finance LLC, 4.603% (1-Month USD-LIBOR + 0.300%) due 10/25/23	80,278
80,000	Froneri International Ltd., due 1/29/27(j)	78,600
52,623	Frontdoor Inc., 4.125% (1-Month USD-LIBOR + 0.250%) due 8/16/25	52,447
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$65,507	Frontera Generation Holdings LLC, 5.909% (1-Month USD-LIBOR + 0.430%) due 5/2/25	$55,463
40,000	Gates Global LLC, due 4/1/24(j)	39,192
95,000	Genesee & Wyoming Inc., 3.961% (3-Month USD-LIBOR + 0.200%) due 12/30/26	94,366
157,538	Gentiva Health Services Inc., 4.875% (1-Month USD-LIBOR + 0.330%) due 7/2/25	155,962
93,521	Getty Images Inc., 6.125% (1-Month USD-LIBOR + 0.450%) due 2/19/26	90,482
168,204	Go Daddy Operating Co. LLC, 3.353% (1-Month USD-LIBOR + 0.180%) due 2/15/24	165,366
112,667	GOBP Holdings Inc., 4.379% (1-Month USD-LIBOR + 0.280%) due 10/22/25	111,117
151,305	Golden Nugget Inc., 4.120% (1-Month USD-LIBOR + 0.250%) due 10/4/23	148,122
133,604	GoodRx Inc., 4.353% (1-Month USD-LIBOR + 0.280%) due 10/10/25	132,435
122,528	Graftech International Ltd., 5.103% (1-Month USD-LIBOR + 0.350%) due 2/12/25	116,708
220,924	Gray Television Inc., 4.162% (1-Month USD-LIBOR + 0.250%) due 1/2/26	219,267
154,825	Greeneden U.S. Holdings I LLC, 4.853% (1-Month USD-LIBOR + 0.330%) due 12/1/23	152,761
5,000	Grifols Worldwide Operations Ltd., 3.579% (1-Week USD-LIBOR + 0.200%) due 11/15/27	4,953
81,980	GTT Communications Inc., 4.350% (1-Month USD-LIBOR + 0.280%) due 5/31/25	68,872
127,727	Gulf Finance LLC, 7.019% (3-Month USD-LIBOR + 0.530%) due 8/25/23	95,923
61,165	Harbor Freight Tools USA Inc., 4.103% (1-Month USD-LIBOR + 0.250%) due 8/18/23	57,992
39,533	Hayward Industries Inc., 5.103% (1-Month USD-LIBOR + 0.350%) due 8/5/24	38,643
104,209	HD Supply Inc., 3.353% (1-Month USD-LIBOR + 0.180%) due 10/17/23	103,731
59,700	Hexion Inc., 5.410% (3-Month USD-LIBOR + 0.350%) due 7/1/26	58,804
94,835	H-Food Holdings LLC, 5.291% (1-Month USD-LIBOR + 0.370%) due 5/23/25	92,939
	Hyland Software Inc.:
119,517	5.103% (1-Month USD-LIBOR + 0.350%) due 7/1/24	118,770
45,596	8.603% (1-Month USD-LIBOR + 0.700%) due 7/7/25	45,786
43,538	IAA Inc., 3.875% (1-Month USD-LIBOR + 0.230%) due 6/29/26	43,320
70,000	iHeartCommunications Inc., 4.655% (1-Week USD-LIBOR + 0.300%) due 5/1/26	68,600
50,000	Informatica LLC, due 2/25/27(j)	48,875
45,000	Ingersoll-Rand Co., Ltd., due 2/5/27(j)	44,269
80,000	Intelsat Jackson Holdings SA, 5.682% (2-Month USD-LIBOR + 0.380%) due 11/27/23	78,866
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$54,244	ION Trading Technologies SARL, 6.064% (3-Month USD-LIBOR + 0.400%) due 11/21/24	$51,701
	Iqvia Inc.:
173,228	3.695% (3-Month USD-LIBOR + 0.180%) due 1/17/25	171,640
85,102	3.695% (3-Month USD-LIBOR + 0.180%) due 6/11/25	84,437
170,205	IRB Holding Corp., 4.379% (1-Month USD-LIBOR + 0.280%) due 2/5/25	165,525
64,362	IRI Holdings Inc., 6.114% (3-Month USD-LIBOR + 0.450%) due 12/1/25	61,707
214,454	Iron Mountain Information Management LLC, 3.353% (1-Month USD-LIBOR + 0.180%) due 1/2/26	208,825
189,416	Jaguar Holding Co. I LLC, 4.103% (1-Month USD-LIBOR + 0.250%) due 8/18/22	187,700
257,240	JBS USA Lux SA, 3.603% (1-Month USD-LIBOR + 0.200%) due 5/1/26	252,578
51,925	KAR Auction Services Inc., 3.938% (1-Month USD-LIBOR + 0.230%) due 9/19/26	51,406
80,203	KBR Inc., due 2/5/27(j)	79,502
115,000	Kestrel Bidco Inc., 4.653% (1-Month USD-LIBOR + 0.300%) due 12/11/26	110,573
99,995	Kindred Healthcare LLC, 6.625% (1-Month USD-LIBOR + 0.500%) due 7/2/25	98,245
72,034	Klockner Pentaplast of America Inc., 6.012% (2-Month USD-LIBOR + 0.430%) due 6/30/22	62,549
137,111	Kronos Acquisition Intermediate Inc., 5.603% (1-Month USD-LIBOR + 0.400%) due 5/15/23	134,844
155,262	Kronos Inc., 4.763% (3-Month USD-LIBOR + 0.300%) due 11/1/23	153,855
174,888	Level 3 Financing Inc., 3.353% (1-Month USD-LIBOR + 0.180%) due 3/1/27	170,735
154,424	Life Time Fitness Inc., 4.363% (1-Month USD-LIBOR + 0.280%) due 6/10/22	151,954
109,957	LifePoint Health Inc., due 11/16/25(j)	108,857
35,000	Lineage Logistics LLC, 0.000% (1-Month USD-LIBOR + 3.000%) due 2/27/25	34,410
35,321	Lions Gate Capital Holdings LLC, 3.853% (1-Month USD-LIBOR + 0.230%) due 3/24/25	34,261
128,814	Lower Cadence Holdings LLC, 5.603% (1-Month USD-LIBOR + 0.400%) due 5/22/26	121,005
133,746	Lucid Energy Group II Borrower LLC, 4.603% (1-Month USD-LIBOR + 0.300%) due 2/17/25	122,578
84,066	Mavis Tire Express Services Corp., 4.853% (1-Month USD-LIBOR + 0.330%) due 3/20/25	80,598
42,858	McDermott International Inc., 6.945% (3-Month USD-LIBOR + 0.500%) due 5/9/25(i)	24,831
	MED ParentCo LP:
4,302	4.781% (1-Month USD-LIBOR + 0.430%) due 8/31/26	4,224
51,882	5.853% (1-Month USD-LIBOR + 0.430%) due 8/31/26	50,942
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$54,993	Messer Industries GmbH, 4.445% (3-Month USD-LIBOR + 0.250%) due 3/2/26	$53,962
162,416	Minotaur Acquisition Inc., 6.603% (1-Month USD-LIBOR + 0.500%) due 3/27/26	160,520
132,891	Mister Car Wash Holdings Inc., 4.909% (1-Month USD-LIBOR + 0.330%) due 5/14/26	130,649
	Misys Ltd.:
132,457	5.277% (3-Month USD-LIBOR + 0.350%) due 6/13/24	126,055
55,000	9.027% (3-Month USD-LIBOR + 0.730%) due 6/13/25	52,285
	Mitchell International Inc.:
122,780	4.853% (1-Month USD-LIBOR + 0.330%) due 11/29/24	120,171
30,000	8.853% (1-Month USD-LIBOR + 0.730%) due 12/1/25	28,800
62,306	MLN US HoldCo LLC, 6.155% (1-Month USD-LIBOR + 0.450%) due 11/30/25	58,607
40,000	Motion Acquisition Ltd., due 11/12/26(j)	38,400
110,117	MPH Acquisition Holdings LLC, 4.695% (3-Month USD-LIBOR + 0.280%) due 6/7/23	104,703
61,335	NASCAR Holdings LLC, 4.389% (1-Month USD-LIBOR + 0.280%) due 10/19/26	60,936
44,888	NCR Corp., 4.110% (1-Month USD-LIBOR + 0.250%) due 8/28/26	44,635
184,538	Nexstar Broadcasting Inc., 4.405% (1-Month USD-LIBOR + 0.280%) due 9/18/26	182,692
63,911	Nouryon Finance BV, 4.671% (1-Month USD-LIBOR + 0.300%) due 10/1/25	61,674
44,888	ON Semiconductor Corp., 3.603% (1-Month USD-LIBOR + 0.200%) due 9/19/26	44,299
175,000	Option Care Health Inc., 6.103% (1-Month USD-LIBOR + 0.450%) due 8/6/26	174,270
44,550	Outcomes Group Holdings Inc., 5.113% (3-Month USD-LIBOR + 0.350%) due 10/24/25	43,770
52,564	Panther BF Aggregator 2 LP, 5.103% (1-Month USD-LIBOR + 0.350%) due 4/30/26	51,184
108,963	Parexel International Corp., 4.353% (1-Month USD-LIBOR + 0.280%) due 9/27/24	105,512
48,305	PCI Gaming Authority, 4.103% (1-Month USD-LIBOR + 0.250%) due 5/29/26	47,882
61,927	Peak 10 Holding Corp., 5.445% (3-Month USD-LIBOR + 0.350%) due 8/1/24	50,728
44,662	Penn National Gaming Inc., 3.853% (1-Month USD-LIBOR + 0.230%) due 10/15/25	43,992
150,066	PetSmart Inc., 5.660% (1-Month USD-LIBOR + 0.400%) due 3/11/22	148,106
40,000	Phoenix Services International LLC, 5.389% (1-Month USD-LIBOR + 0.380%) due 3/1/25	38,275
67,049	Pike Corp., 4.860% (1-Month USD-LIBOR + 0.330%) due 7/24/26	66,366
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$67,354	Playa Resorts Holding BV, 4.350% (1-Month USD-LIBOR + 0.280%) due 4/29/24	$62,303
66,087	Ply Gem Midco Inc., 5.408% (1-Month USD-LIBOR + 0.380%) due 4/12/25	64,104
145,427	PODS LLC, 4.409% (1-Month USD-LIBOR + 0.280%) due 12/6/24	142,639
77,794	PowerTeam Services LLC, 5.195% (3-Month USD-LIBOR + 0.330%) due 3/6/25	74,488
54,113	Prairie ECI Acquiror LP, 6.695% (3-Month USD-LIBOR + 0.480%) due 3/11/26	52,287
95,000	Pregis TopCo LLC, 5.603% (1-Month USD-LIBOR + 0.400%) due 7/31/26	93,575
25,000	Presidio Holdings Inc., 5.280% (2-Month USD-LIBOR) due 1/22/27	24,625
99,750	Prime Security Services Borrower LLC, 4.912% (1-Month USD-LIBOR + 0.330%) due 9/23/26	96,882
69,822	Pro Mach Group Inc., 4.379% (1-Month USD-LIBOR + 0.280%) due 3/7/25	66,971
172,843	Project Alpha Intermediate Holding Inc., 5.380% (3-Month USD-LIBOR + 0.350%) due 4/26/24	170,250
40,000	Pug LLC, 5.168% (3-Month USD-LIBOR + 0.350%) due 2/12/27	37,400
97,872	Radiate HoldCo LLC, 4.603% (1-Month USD-LIBOR + 0.300%) due 2/1/24	95,732
102,696	Radiology Partners Inc., 5.981% (6-Month USD-LIBOR + 0.480%) due 7/9/25	101,327
122,873	Refinitiv US Holdings Inc., 4.853% (1-Month USD-LIBOR + 0.330%) due 10/1/25	122,514
122,940	Renaissance Holding Corp., 4.853% (1-Month USD-LIBOR + 0.330%) due 5/30/25	120,558
136,125	RentPath LLC, 8.500% (3-Month USD-LIBOR + 0.380%) due 12/17/21(i)	105,701
50,000	Reynolds Consumer Products LLC, 3.501% (3-Month USD-LIBOR + 0.180%) due 2/4/27	49,375
103,102	Reynolds Group Holdings Inc., 4.353% (1-Month USD-LIBOR + 0.280%) due 2/5/23	101,964
5,000	Rockwood Service Corp., 5.853% (1-Month USD-LIBOR + 0.430%) due 1/23/27	5,050
70,000	RPI 2019 Intermediate Finance Trust, due 2/5/27(j)	69,913
70,000	RPI Intermediate Finance Trust, due 2/11/27(j)	69,519
155,138	Scientific Games International Inc., 4.366% (1-Month USD-LIBOR + 0.280%) due 8/14/24	150,194
145,174	Sedgwick Claims Management Services Inc., 4.853% (1-Month USD-LIBOR + 0.330%) due 12/31/25	141,544
40,000	Servicemaster Co. LLC, 3.375% (1-Month USD-LIBOR + 0.180%) due 11/5/26	39,550
135,876	Severin Acquisition LLC, 4.742% (3-Month USD-LIBOR + 0.300%) due 8/1/25	132,819
209,475	Sinclair Television Group Inc., 4.160% (1-Month USD-LIBOR + 0.250%) due 9/30/26	205,285
49,873	SIWF Holdings Inc., 5.853% (1-Month USD-LIBOR + 0.430%) due 6/15/25	49,001
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$144,275	Six Flags Theme Parks Inc., 3.360% (1-Month USD-LIBOR + 0.180%) due 4/17/26	$137,902
20,000	SMG US Midco 2 Inc., 4.129% (1-Month USD-LIBOR + 0.250%) due 1/23/25	19,800
	Solenis Holdings LLC:
120,733	due 6/26/25(j)	117,564
5,000	10.113% (3-Month USD-LIBOR + 0.850%) due 6/26/26	4,741
159,992	Solera LLC, due 3/3/23(j)	157,060
137,205	Sophia LP, 5.195% (3-Month USD-LIBOR + 0.330%) due 9/30/22	136,141
135,000	Sophos Group PLC, due 1/15/27(j)	132,806
135,000	Sotera Health Holdings LLC, 6.103% (1-Month USD-LIBOR + 0.450%) due 12/11/26	133,988
167,595	Sound Inpatient Physicians Inc., 4.353% (1-Month USD-LIBOR + 0.280%) due 6/27/25	164,871
61,493	Southern Graphics Inc., 4.853% (1-Month USD-LIBOR + 0.330%) due 12/31/22	34,744
98,246	SpeedCast International Ltd., 4.695% (3-Month USD-LIBOR + 0.280%) due 5/15/25(j)	63,696
136,565	Sprint Communications Inc., 4.125% (1-Month USD-LIBOR + 0.250%) due 2/2/24	135,199
133,905	SS&C Technologies Holdings Inc., 3.353% (1-Month USD-LIBOR + 0.180%) due 4/16/25	132,131
74,494	Staples Inc., 6.655% (1-Month USD-LIBOR + 0.500%) due 4/16/26	72,129
78,960	Stars Group Holdings BV, 5.445% (3-Month USD-LIBOR + 0.350%) due 7/10/25	78,688
30,000	STG-Fairway Holdings LLC, 5.103% (1-Month USD-LIBOR + 0.350%) due 1/31/27	29,831
35,000	Sunshine Luxembourg VII SARL, 6.195% (3-Month USD-LIBOR + 0.430%) due 10/1/26	34,344
	Syncreon Group BV:
31,906	6.603% (1-Month USD-LIBOR + 0.500%) due 10/1/24	30,311
56,931	7.603% (1-Month USD-LIBOR + 0.600%) due 4/1/25	44,975
59,850	TAMKO Building Products LLC, 4.853% (1-Month USD-LIBOR + 0.330%) due 5/29/26	59,551
64,910	Team Health Holdings Inc., 4.353% (1-Month USD-LIBOR + 0.280%) due 2/6/24	48,953
75,000	Telesat Canada, 4.360% (1-Month USD-LIBOR + 0.280%) due 12/7/26	73,875
162,014	Tempo Acquisition LLC, 4.353% (1-Month USD-LIBOR + 0.280%) due 5/1/24	159,686
45,000	Terrier Media Buyer Inc., 6.148% (3-Month USD-LIBOR + 0.430%) due 12/17/26	44,625
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
	TIBCO Software Inc.:
$50,000	due 6/30/26(j)	$49,375
15,000	due 2/14/28(j)	15,000
98,636	Titan Acquisition Ltd., 4.603% (1-Month USD-LIBOR + 0.300%) due 3/28/25	91,813
157,755	TKC Holdings Inc., 5.360% (1-Month USD-LIBOR + 0.380%) due 2/1/23	148,290
38,846	Trans Union LLC, 3.353% (1-Month USD-LIBOR + 0.180%) due 11/16/26	38,470
194,439	TransDigm Inc., 3.853% (1-Month USD-LIBOR + 0.230%) due 12/9/25	189,821
105,470	Travel Leaders Group LLC, 5.613% (1-Month USD-LIBOR + 0.400%) due 1/25/24	103,361
84,243	Travelport Finance (Luxembourg) SARL, 6.945% (3-Month USD-LIBOR + 0.500%) due 5/29/26	63,919
69,822	Trident TPI Holdings Inc., 4.603% (1-Month USD-LIBOR + 0.300%) due 10/17/24	67,204
	Uber Technologies Inc.:
9,949	5.103% (1-Month USD-LIBOR + 0.350%) due 7/13/23	9,842
83,277	5.639% (1-Month USD-LIBOR + 0.400%) due 4/4/25	82,697
207,379	UFC Holdings LLC, 4.860% (1-Month USD-LIBOR + 0.330%) due 4/29/26	204,632
64,638	UGI Energy Services LLC, 5.353% (1-Month USD-LIBOR + 0.380%) due 8/13/26	64,153
79,800	Ultimate Software Group Inc., 5.353% (1-Month USD-LIBOR + 0.380%) due 5/4/26	79,446
64,836	United Natural Foods Inc., 5.853% (1-Month USD-LIBOR + 0.430%) due 10/22/25	54,057
30,000	Univar Solutions USA Inc., 3.603% (1-Month USD-LIBOR + 0.200%) due 7/1/26	29,595
40,000	Univision Communications Inc., 4.353% (1-Month USD-LIBOR + 0.280%) due 3/15/24	38,420
55,000	Upstream Newco Inc., 6.103% (1-Month USD-LIBOR + 0.450%) due 11/20/26	53,900
209,475	US Foods Inc., 3.603% (1-Month USD-LIBOR + 0.200%) due 9/13/26	206,683
114,147	USIC Holdings Inc., 0.000% (1-Month USD-LIBOR + 3.250%) due 12/8/23	112,149
78,421	Vantage Specialty Chemicals Inc., 5.186% (1-Month USD-LIBOR + 0.350%) due 10/28/24	74,239
166,798	Verscend Holding Corp., 6.103% (1-Month USD-LIBOR + 0.450%) due 8/27/25	165,964
108,048	Vertafore Inc., 4.853% (1-Month USD-LIBOR + 0.330%) due 7/2/25	105,364
259,917	VICI Properties 1 LLC, 3.379% (1-Month USD-LIBOR + 0.180%) due 12/20/24	254,718
54,895	Victory Capital Holdings Inc., 4.155% (1-Month USD-LIBOR + 0.250%) due 7/1/26	54,141
243,520	Virgin Media Bristol LLC, 4.159% (1-Month USD-LIBOR + 0.250%) due 1/31/28	239,056
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$240,171	Vistra Operations Co. LLC, 3.364% (1-Month USD-LIBOR + 0.180%) due 12/31/25	$237,169
55,000	VS Buyer LLC, due 2/19/27(j)	54,313
159,250	Wand Newco 3 Inc., 4.603% (1-Month USD-LIBOR + 0.300%) due 2/5/26	155,933
65,000	Web.com Group Inc., due 10/10/25(j)	63,104
104,738	Whatabrands LLC, 4.416% (1-Month USD-LIBOR + 0.280%) due 8/2/26	102,643
146,242	Wink Holdco Inc., 4.603% (1-Month USD-LIBOR + 0.300%) due 12/2/24	143,317
158,579	WP CPP Holdings LLC, 5.530% (3-Month USD-LIBOR + 0.380%) due 4/30/25	153,953
85,000	Zayo Group LLC, due 2/19/27(j)	82,906
40,000	Zelis Cost Management Buyer Inc., 6.354% (1-Month USD-LIBOR + 0.480%) due 9/30/26	39,675
20,000	Ziggo Financing Partnership, 4.159% (1-Month USD-LIBOR + 0.250%) due 4/30/28	19,367
	TOTAL SENIOR LOANS (Cost – $26,591,514)	25,966,592
SOVEREIGN BONDS – 0.9%
Brazil – 0.0%
500,000	Banco Nacional de Desenvolvimento Economico e Social, 4.750% due 5/9/24	532,630
Canada – 0.1%
250,000	Export Development Canada, 1.750% due 7/18/22	254,596
1,000,000	Province of Ontario Canada, 2.400% due 2/8/22	1,024,711
750,000	Province of Quebec Canada, 2.375% due 1/31/22	768,124
	Total Canada	2,047,431

Chile – 0.0%
200,000	Chile Government International Bond, 3.860% due 6/21/47	231,230
Colombia – 0.1%
	Colombia Government International Bond:
400,000	3.875% due 4/25/27	430,400
100,000	6.125% due 1/18/41	135,112
250,000	5.625% due 2/26/44	321,877
	Total Colombia	887,389

Dominican Republic – 0.0%
150,000	Dominican Republic International Bond, 4.500% due 1/30/30(b)	150,376
India – 0.0%
200,000	Export-Import Bank of India, 4.000% due 1/14/23	210,245
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SOVEREIGN BONDS – (continued)
Indonesia – 0.2%
$200,000	Indonesia Government International Bond, 5.350% due 2/11/49	$262,116
	Perusahaan Penerbit SBSN Indonesia III:
400,000	3.400% due 3/29/22	409,364
2,100,000	3.750% due 3/1/23	2,191,266
500,000	4.150% due 3/29/27(b)	549,375
	Total Indonesia	3,412,121

Israel – 0.0%
200,000	State of Israel, 2.500% due 1/15/30	207,528
Italy – 0.0%
	Republic of Italy Government International Bond:
200,000	2.875% due 10/17/29	199,623
100,000	5.375% due 6/15/33	124,027
	Total Italy	323,650
Japan – 0.1%
	Japan Bank for International Cooperation:
200,000	2.500% due 5/23/24	210,469
250,000	2.875% due 6/1/27	276,073
250,000	2.750% due 11/16/27	275,084
200,000	2.000% due 10/17/29	209,788
	Total Japan	971,414
Mexico – 0.1%
	Mexico Government International Bond:
350,000	3.750% due 1/11/28	374,325
200,000	3.250% due 4/16/30	205,600
750,000	4.600% due 1/23/46	847,508
	Total Mexico	1,427,433
Panama – 0.0%
250,000	Panama Government International Bond, 4.500% due 5/15/47	311,565
Peru – 0.0%
	Peruvian Government International Bond:
250,000	2.844% due 6/20/30	265,300
100,000	5.625% due 11/18/50	154,500
	Total Peru	419,800
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SOVEREIGN BONDS – (continued)
Philippines – 0.1%
	Philippine Government International Bond:
$1,000,000	4.200% due 1/21/24	$1,082,931
500,000	3.950% due 1/20/40	604,783
	Total Philippines	1,687,714
Poland – 0.0%
500,000	Republic of Poland Government International Bond, 4.000% due 1/22/24	544,134
South Korea – 0.0%
250,000	Export-Import Bank of Korea, 2.625% due 5/26/26	264,340
200,000	Korea International Bond, 2.500% due 6/19/29	216,074
	Total South Korea	480,414
Supranational – 0.1%
	International Bank for Reconstruction & Development:
1,000,000	1.375% due 9/20/21	1,005,147
500,000	2.500% due 3/19/24	530,556
250,000	1.875% due 10/27/26	262,678
250,000	2.500% due 11/22/27	274,653
	Total Supranational	2,073,034
Thailand – 0.1%
800,000	Export Import Bank of Thailand, 2.533% due 5/23/24(a)	805,072
Uruguay – 0.0%
	Uruguay Government International Bond:
250,000	4.375% due 1/23/31	287,750
250,000	4.125% due 11/20/45	282,503
	Total Uruguay	570,253
	TOTAL SOVEREIGN BONDS (Cost – $16,323,195)	17,293,433
Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – 0.2%††
California – 0.1%
$125,000	AA	Bay Area Toll Authority, Revenue Bonds, Series F2, 6.263% due 4/1/49	215,004
100,000	AA+	Los Angeles Community College District, GO, Series E, 6.750% due 8/1/49	181,432
150,000	AA+	Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, Series B, 6.603% due 7/1/50	271,044
150,000	A+	Los Angeles Unified School District, GO, Series RY, 6.758% due 7/1/34	220,588
		State of California, GO:
25,000	AA-	3.500% due 4/1/28	28,436
40,000	AA-	4.600% due 4/1/38	46,394
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
California – (continued)
$100,000	AA-	7.500% due 4/1/34	$165,759
200,000	AA-	7.550% due 4/1/39	343,452
125,000	AA-	7.600% due 11/1/40	220,924
		University of California, Revenue Bonds:
100,000	AA	Series AJ, 4.601% due 5/15/31	121,017
25,000	AA	Series AX, 3.063% due 7/1/25	27,255
75,000	AA	Series R, 5.770% due 5/15/43	110,584
		Total California	1,951,889
Florida – 0.0%
20,000	A	County of Miami-Dade FL Aviation Revenue, Revenue Bonds, Series C, 4.280% due 10/1/41	22,932
Illinois – 0.0%
20,000	A	Chicago O’Hare International Airport, Revenue Bonds, Series C, 4.472% due 1/1/49	27,052
		State of Illinois, GO:
250,000	BBB-	5.100% due 6/1/33	292,500
100,000	BBB-	Series 3, 6.725% due 4/1/35	125,343
		Total Illinois	444,895
Massachusetts – 0.0%
100,000	AA	Commonwealth of Massachusetts, GO, Series E, 5.456% due 12/1/39	139,457
Nevada – 0.0%
100,000	AA-	County of Clark Department of Aviation, Revenue Bonds, Series C, 6.820% due 7/1/45	174,556
New Jersey – 0.0%
100,000	A+	New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.414% due 1/1/40	173,603
New York – 0.1%
150,000	AA	Metropolitan Transportation Authority, Revenue Bonds, Series C, 7.336% due 11/15/39	256,604
125,000	AA+	New York City Water & Sewer System, Revenue Bonds, Series AA, 5.440% due 6/15/43	195,175
200,000	AA-	Port Authority of New York & New Jersey, Revenue Bonds, 4.458% due 10/1/62	273,320
		Total New York	725,099
Ohio – 0.0%
100,000	A	American Municipal Power Inc., Revenue Bonds, Series B, 8.084% due 2/15/50	192,614
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – 0.0%
$75,000	AAA	State of Texas, GO, Series A, 5.517% due 4/1/39	$113,061
Wisconsin – 0.0%
10,000	AA-	State of Wisconsin, Revenue Bonds, Series C, 3.154% due 5/1/27	10,978
		TOTAL MUNICIPAL BONDS (Cost – $3,141,426)	3,949,084
Shares/Units
OPEN-END FUND – 0.1%
13,280	iShares 20+ Year Treasury Bond (Cost – $1,999,702)	2,062,517
COMMON STOCK – 0.0%
ENERGY – 0.0%
Oil & Gas Services – 0.0%
659	Weatherford International PLC* (Cost – $33,555)	13,773
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $1,811,291,985)	1,895,412,527
Face Amount
SHORT-TERM INVESTMENTS – 5.3%
TIME DEPOSITS – 1.7%
19,101,133	Banco Santander SA – Frankfurt, 0.950% due 3/2/20	$19,101,133
15,022,852	JPMorgan Chase & Co. – New York, 0.950% due 3/2/20	15,022,852
	TOTAL TIME DEPOSITS (Cost – $34,123,985)	34,123,985
U.S. GOVERNMENT OBLIGATIONS – 3.6%
	U.S. Treasury Bills:
31,400,000	1.519% due 5/7/20(k)	31,325,581
31,600,000	1.534% due 7/2/20(k)	31,472,270
8,400,000	1.527% due 8/6/20(k)	8,358,925
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $71,091,160)	71,156,776
	TOTAL SHORT-TERM INVESTMENTS (Cost – $105,215,145)	105,280,761
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (continued)

Face Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.0%
MONEY MARKET FUND – 0.0%
$415,800	Federated Government Obligations Fund, Premier Class, 1.474%(l) (Cost – $415,800)	$415,800
	TOTAL INVESTMENTS – 100.3% (Cost – $1,916,922,930)	2,001,109,088
	Liabilities in Excess of Other Assets – (0.3%)	(6,518,304)
	TOTAL NET ASSETS – 100.0%	$1,994,590,784

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2020.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $278,690,811 and represents 13.97% of net assets.

(c)
Interest only security.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $25,056,057 and represents 1.26% of net assets.

(e)
This security is traded on a TBA basis (See Note 5).

(f)
Security is perpetual in nature and has no stated maturity date.

(g)
All or a portion of this security is on loan (See Note 5).

(h)
Payment in-kind security for which part of the income earned may be paid as additional principal.

(i)
Security is currently in default.

(j)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(k)
Rate shown represents yield-to-maturity.

(l)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
CLO
 —   Collateralized Loan Obligation

CMT
 —   Constant Maturity Treasury Index

GO
 —   General Obligation

LIBOR
 —   London Interbank Offered Rate

LLC
 —   Limited Liability Company

LP
 —   Limited Partnership

PLC
 —   Public Limited Company

REMICS
 —   Real Estate Mortgage Investment Conduit

SARL
 —   Société à Responsabilité Limitée

UMBS
 —   Uniform Mortgage Backed Securities

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Core Fixed Income Fund (concluded)

Summary of Investments by Security Type^
Collateralized Mortgage Obligations	22.2%
U.S. Government Agencies & Obligations	21.9
Mortgage-Backed Securities	21.0
Corporate Bonds & Notes	19.5
Asset-Backed Securities	7.6
Senior Loans	1.3
Sovereign Bonds	0.9
Municipal Bonds	0.2
Open-End Fund	0.1
Common Stock	0.0*
Short-Term Investments	5.3
Money Market Fund	0.0*
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 63.9%
Basic Materials – 2.0%
$2,421,000	Alcoa Nederland Holding BV, Company Guaranteed Notes, 6.750% due 9/30/24(a)	$2,481,573
200,000	CNAC HK Finbridge Co., Ltd., Company Guaranteed Notes, 3.500% due 7/19/22	205,948
40,000	DuPont de Nemours Inc., Senior Unsecured Notes, 3.766% due 11/15/20	40,475
200,000	Inversiones CMPC SA, Company Guaranteed Notes, 4.500% due 4/25/22	207,213
3,482,000	PQ Corp., Senior Secured Notes, 6.750% due 11/15/22(a)	3,555,993
50,000	Southern Copper Corp., Senior Unsecured Notes, 3.500% due 11/8/22	51,666
	Total Basic Materials	6,542,868
Communications – 22.5%
110,000	AT&T Inc., Senior Unsecured Notes, 2.800% due 2/17/21	110,901
200,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	202,120
400,000EUR	Catena Media PLC, Company Guaranteed Notes, 5.500% (3-Month EURIBOR + 5.500%) due 3/2/21(b)	412,821
7,302,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes, 5.250% due 9/30/22	7,381,957
6,445,000	CenturyLink Inc., Senior Unsecured Notes, 5.625% due 4/1/20	6,457,084
6,486,000	Cogent Communications Group Inc., Company Guaranteed Notes, 5.625% due 4/15/21(a)	6,486,000
250,000	Colombia Telecomunicaciones SA ESP, Junior Subordinated Notes, 8.500% (5-Year USD Swap Rate + 6.958%)(b)(c)	249,690
200,000	Comunicaciones Celulares SA Via Comcel Trust, Senior Unsecured Notes, 6.875% due 2/6/24	203,752
5,455,000	CSC Holdings LLC, Company Guaranteed Notes, 5.375% due 7/15/23(a)	5,588,102
115,000	eBay Inc., Senior Unsecured Notes, 2.750% due 1/30/23	118,207
200,000	Globo Comunicacao e Participacoes SA, Senior Unsecured Notes, 4.875% due 4/11/22	207,502
1,966,000	HC2 Holdings Inc., Senior Secured Notes, 11.500% due 12/1/21(a)	1,985,660
4,506,000	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(a)	4,511,633
	Level 3 Financing Inc., Company Guaranteed Notes:
1,679,000	5.375% due 8/15/22	1,686,556
4,042,000	5.625% due 2/1/23	4,057,157
6,468,000EUR	Linkem SpA, Senior Secured Notes, 7.000% due 8/9/22(a)	7,111,270
115,000	Omnicom Group Inc./Omnicom Capital Inc., Senior Unsecured Notes, 3.625% due 5/1/22	120,222
6,603,000	Sirius XM Radio Inc., Company Guaranteed Notes, 3.875% due 8/1/22(a)	6,587,351
	Sprint Communications Inc.:
1,033,000	Company Guaranteed Notes, 7.000% due 3/1/20(a)	1,033,000
10,884,000	Senior Unsecured Notes, 7.000% due 8/15/20	11,101,680
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$4,249,000	TEGNA Inc., Company Guaranteed Notes, 4.875% due 9/15/21(a)	$4,255,289
200,000	Telefonica Chile SA, Senior Unsecured Notes, 3.875% due 10/12/22	206,325
1,810,000	T-Mobile USA Inc., Company Guaranteed Notes, 6.000% due 3/1/23	1,832,625
2,926,000	Twitter Inc., Senior Unsecured Notes, 1.000% due 9/15/21	2,839,917
110,000	Verizon Communications Inc., Senior Unsecured Notes, 2.792% (3-Month USD-LIBOR + 1.100%) due 5/15/25(b)	112,431
361,000	VTR Finance BV, Senior Secured Notes, 6.875% due 1/15/24	368,068
	Total Communications	75,227,320
Consumer Cyclical – 2.7%
332,000	Arrow Bidco LLC, Senior Secured Notes, 9.500% due 3/15/24(a)	325,360
175,000	Daimler Finance North America LLC, Company Guaranteed Notes, 2.300% due 2/12/21(a)	175,857
110,000	Delta Air Lines Inc., Senior Unsecured Notes, 3.400% due 4/19/21	112,021
1,700,000EUR	European Lingerie Group AB, Senior Secured Notes, 7.750% (3-Month EURIBOR + 7.750%) due 2/22/21(b)	1,688,814
7,000,000SEK	Gaming Innovation Group PLC, Senior Secured Notes, 9.098% due 6/28/22(b)	703,031
115,000	Hyundai Capital America, Company Guaranteed Notes, 2.850% due 11/1/22(a)	117,912
200,000EUR	SB Holdco PLC, Senior Secured Notes, 8.000% (3-Month EURIBOR + 8.000%) due 7/13/22(b)	222,968
1,951,000	Shea Homes LP/Shea Homes Funding Corp., Senior Unsecured Notes, 5.875% due 4/1/23(a)	1,970,510
3,995,000	Yum! Brands Inc., Senior Unsecured Notes, 3.875% due 11/1/20	4,014,975
	Total Consumer Cyclical	9,331,448
Consumer Non-cyclical – 9.5%
55,000	AbbVie Inc., Senior Unsecured Notes, 2.300% due 11/21/22(a)	55,918
200,000	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes, 3.950% due 1/19/22	206,931
	Anthem Inc., Senior Unsecured Notes:
110,000	2.500% due 11/21/20	110,558
10,000	3.300% due 1/15/23	10,452
115,000	AstraZeneca PLC, Senior Unsecured Notes, 2.375% due 11/16/20	115,710
140,000	BAT Capital Corp., Company Guaranteed Notes, 2.764% due 8/15/22	143,362
115,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 2.600% due 5/16/22(a)	117,976
170,000	Cardinal Health Inc., Senior Unsecured Notes, 2.616% due 6/15/22	174,085
6,799,000	Centene Corp., Senior Unsecured Notes, 6.125% due 2/15/24	7,007,729
180,000	Central Garden & Pet Co., Company Guaranteed Notes, 6.125% due 11/15/23	184,801
150,000	Cigna Corp., Company Guaranteed Notes, 3.400% due 9/17/21	153,889
145,000	Cintas Corp. No 2, Company Guaranteed Notes, 2.900% due 4/1/22	148,611
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$5,006,000	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(a)	$5,122,790
110,000	CVS Health Corp., Senior Unsecured Notes, 3.700% due 3/9/23	116,257
285,152	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	293,353
	Mondelez International Inc., Senior Unsecured Notes:
135,000	3.000% due 5/7/20	135,271
15,000	3.625% due 5/7/23	15,997
9,558,000	Nielsen Finance LLC/Nielsen Finance Co., Company Guaranteed Notes, 4.500% due 10/1/20	9,569,947
95,000	PayPal Holdings Inc., Senior Unsecured Notes, 2.200% due 9/26/22	96,362
3,518,000	Post Holdings Inc., Company Guaranteed Notes, 5.500% due 3/1/25(a)	3,662,238
35,000	Reynolds American Inc., Company Guaranteed Notes, 4.000% due 6/12/22	36,759
4,251,000	US Foods Inc., Company Guaranteed Notes, 5.875% due 6/15/24(a)	4,325,393
	Total Consumer Non-cyclical	31,804,389
Diversified – 0.1%
200,000	Hutchison Whampoa International 11 Ltd., Company Guaranteed Notes, 4.625% due 1/13/22	210,316
Energy – 4.5%
4,211,000	Archrock Partners LP/Archrock Partners Finance Corp., Company Guaranteed Notes, 6.000% due 10/1/22	4,214,790
5,152,000	CITGO Petroleum Corp., Senior Secured Notes, 6.250% due 8/15/22(a)	5,152,000
200,000	CNOOC Finance 2012 Ltd., Company Guaranteed Notes, 3.875% due 5/2/22	208,983
200,000	CNOOC Finance 2015 Australia Pty Ltd., Company Guaranteed Notes, 2.625% due 5/5/20	200,374
200,000	CNPC HK Overseas Capital Ltd., Company Guaranteed Notes, 4.500% due 4/28/21	206,286
160,000	Delek & Avner Tamar Bond Ltd., Senior Secured Notes, 4.435% due 12/30/20(a)	161,985
200,000	Indian Oil Corp., Ltd., Senior Unsecured Notes, 5.625% due 8/2/21	208,610
50,000	Occidental Petroleum Corp., Senior Unsecured Notes, 2.700% due 8/15/22	50,951
200,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 5/7/21	203,802
200,000	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 2.875% due 1/27/22	202,796
	Petrobras Global Finance BV, Company Guaranteed Notes:
150,000	5.375% due 1/27/21	153,825
50,000	4.375% due 5/20/23	52,375
250,000	Reliance Holding USA Inc., Company Guaranteed Notes, 5.400% due 2/14/22	266,355
80,000	Schlumberger Holdings Corp., Senior Unsecured Notes, 3.750% due 5/1/24(a)	85,489
3,961,000	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21(a)	3,220,293
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$200,000	Sinopec Group Overseas Development 2015 Ltd., Company Guaranteed Notes, 2.500% due 4/28/20	$200,035
	Total Energy	14,788,949
Financial – 5.6%
50,000	Air Lease Corp., Senior Unsecured Notes, 2.500% due 3/1/21	50,252
4,126,000	Ally Financial Inc., Company Guaranteed Notes, 8.000% due 3/15/20	4,133,839
115,000	American Express Co., Senior Unsecured Notes, 3.700% due 11/5/21	118,688
110,000	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 3.625% due 5/1/22(a)	112,603
300,000	Banco BBVA Peru SA, Senior Unsecured Notes, 5.000% due 8/26/22	318,753
350,000	Banco Bradesco SA, Subordinated Notes, 5.900% due 1/16/21	357,875
150,000	Banco de Reservas de la Republica Dominicana, Subordinated Notes, 7.000% due 2/1/23	157,689
200,000	Banco do Brasil SA, Junior Subordinated Notes, 8.500% (5-Year CMT Index + 7.782%)(b)(c)	203,752
200,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 6.875% (5-Year CMT Index + 5.035%)(b)(c)	209,502
300,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 3.800% (5-Year CMT Index + 3.000%) due 8/11/26(b)	303,003
200,000	Banco Safra SA, Subordinated Notes, 6.750% due 1/27/21	206,002
200,000	Bangkok Bank PCL, Senior Unsecured Notes, 4.800% due 10/18/20	204,113
200,000	Banistmo SA, Senior Unsecured Notes, 3.650% due 9/19/22	201,002
125,000	Bank of America Corp., Senior Unsecured Notes, 2.682% (3-Month USD-LIBOR + 0.790%) due 3/5/24(b)	125,023
50,000	Bank of Montreal, Senior Unsecured Notes, 2.900% due 3/26/22	51,456
350,000	BBVA Bancomer SA, Subordinated Notes, 6.500% due 3/10/21	360,570
	Capital One Financial Corp., Senior Unsecured Notes:
95,000	2.400% due 10/30/20	95,377
20,000	3.200% due 1/30/23	20,765
180,000	Citigroup Inc., Senior Unsecured Notes, 2.603% (3-Month USD-LIBOR + 1.023%) due 6/1/24(b)	182,602
3,045,000	Consolidated-Tomoka Land Co., Senior Unsecured Notes, 3.875% due 4/15/25(a)	2,999,950
200,000	DBS Group Holdings Ltd., Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(b)(c)	202,500
200,000	Global Bank Corp., Senior Unsecured Notes, 4.500% due 10/20/21	205,000
200,000	Grupo de Inversiones Suramericana SA, Senior Unsecured Notes, 5.700% due 5/18/21	208,002
100,000	Industrial Senior Trust, Company Guaranteed Notes, 5.500% due 11/1/22	104,894
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$53,325	Interoceanica IV Finance Ltd., Senior Secured Notes, zero coupon, due 11/30/25	$49,538
3,812,000	Iron Mountain Inc., Company Guaranteed Notes, 4.375% due 6/1/21(a)	3,798,734
200,000	Itau Unibanco Holding SA, Subordinated Notes, 5.750% due 1/22/21	203,872
120,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.207% (3-Month USD-LIBOR + 0.695%) due 4/1/23(b)	123,842
90,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.100% due 10/17/22(a)	91,810
200,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(b)	205,800
115,000	Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 3.161% (3-Month USD-LIBOR + 1.200%) due 12/29/21(b)	115,103
80,000	Mitsubishi UFJ Financial Group Inc., Senior Unsecured Notes, 3.218% due 3/7/22	82,701
185,000	Morgan Stanley, Senior Unsecured Notes, 2.732% (3-Month USD-LIBOR + 0.930%) due 7/22/22(b)	186,248
200,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 4.250% due 6/19/24	218,641
184,268	Peru Enhanced Pass-Through Finance Ltd., Pass-Thru Certificates, zero coupon, due 6/2/25	169,987
85,000	Prudential Financial Inc., Senior Unsecured Notes, 3.500% due 5/15/24	91,994
350,000	Scotiabank Peru SAA, Subordinated Notes, 4.500% (3-Month USD-LIBOR + 3.856%) due 12/13/27(b)	363,828
85,000	Simon Property Group LP, Senior Unsecured Notes, 2.000% due 9/13/24	86,291
300,000	Sinochem Overseas Capital Co., Ltd., Company Guaranteed Notes, 4.500% due 11/12/20	305,430
253,648	SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes, zero coupon, due 12/5/22	242,237
170,000	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 2.058% due 7/14/21	171,194
110,000	Toronto-Dominion Bank, Senior Unsecured Notes, 2.061% (SOFR rate + 0.480%) due 1/27/23(b)	109,991
50,000	Truist Financial Corp., Senior Unsecured Notes, 2.200% due 3/16/23	51,108
200,000	United Overseas Bank Ltd., Subordinated Notes, 3.500% (5-Year USD Swap Rate + 2.236%) due 9/16/26(b)	204,062
5,040,000SEK	Vostok New Ventures Ltd., Senior Secured Notes, 5.750% due 10/4/22	538,914
115,000	Welltower Inc., Senior Unsecured Notes, 3.625% due 3/15/24	123,808
	Total Financial	18,668,345
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – 9.5%
$3,888,000	ATS Automation Tooling Systems Inc., Company Guaranteed Notes, 6.500% due 6/15/23(a)	$3,955,923
3,420,000	Berry Global Inc., Secured Notes, 5.500% due 5/15/22	3,437,100
1,677,000	Borealis Finance LLC, Senior Secured Notes, 7.500% due 11/16/22(a)	1,609,920
2,006,000	Briggs & Stratton Corp., Senior Unsecured Notes, 6.875% due 12/15/20	1,855,550
120,000	Carrier Global Corp., Company Guaranteed Notes, 1.923% due 2/15/23(a)	121,552
	Cemex SAB de CV:
2,675,000	Subordinated Notes, 3.720% due 3/15/20	2,674,845
200,000	Senior Secured Notes, 6.125% due 5/5/25	202,502
300,000	Chembulk Holding LLC, Senior Secured Notes, 8.000% due 2/2/23(a)	285,000
2,823,000	FXI Holdings Inc., Senior Secured Notes, 7.875% due 11/1/24(a)	2,653,620
85,000	General Electric Co., Senior Unsecured Notes, 2.700% due 10/9/22	86,857
600,000	Golar LNG Partners LP, Senior Unsecured Notes, 6.083% (3-Month USD-LIBOR + 4.400%) due 5/22/20(b)	594,000
4,564,000	Great Lakes Dredge & Dock Corp., Company Guaranteed Notes, 8.000% due 5/15/22	4,774,400
1,800,000	MPC Container Ships Invest BV, Senior Secured Notes, 6.678% (3-Month USD-LIBOR + 4.750%) due 9/22/22(b)	1,764,260
105,000	Northrop Grumman Corp., Senior Unsecured Notes, 2.080% due 10/15/20	105,233
115,000	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes, 2.700% due 11/1/24(a)	119,782
105,000	Republic Services Inc., Senior Unsecured Notes, 2.500% due 8/15/24	109,049
2,199,000	SFL Corp., Ltd, Senior Unsecured Notes, 5.750% due 10/15/21	2,234,184
300,000	Stolt-Nielsen Ltd., Senior Unsecured Notes, 6.375% due 9/21/22	311,644
200,000	Tecnoglass Inc., Company Guaranteed Notes, 8.200% due 1/31/22	214,500
115,000	Union Pacific Corp., Senior Unsecured Notes, 3.200% due 6/8/21	117,187
110,000	Waste Management Inc., Company Guaranteed Notes, 2.950% due 6/15/24	116,107
3,405,000	Welbilt Inc., Company Guaranteed Notes, 9.500% due 2/15/24	3,594,403
1,099,000	WESCO Distribution Inc., Company Guaranteed Notes, 5.375% due 12/15/21	1,103,121
	Total Industrial	32,040,739
Technology – 4.6%
115,000	Analog Devices Inc., Senior Unsecured Notes, 2.950% due 1/12/21	116,251
3,687,000	Dell International LLC/EMC Corp., Company Guaranteed Notes, 5.875% due 6/15/21(a)	3,708,938
2,706,000	EMC Corp., Senior Unsecured Notes, 2.650% due 6/1/20	2,697,070
110,000	Microchip Technology Inc., Senior Secured Notes, 3.922% due 6/1/21	112,848
5,032,000	NCR Corp., Company Guaranteed Notes, 5.000% due 7/15/22	5,057,160
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – (continued)
	Xerox Corp., Senior Unsecured Notes:
$2,124,000	2.800% due 5/15/20	$2,118,690
1,403,000	3.500% due 8/20/20	1,401,632
372,000	2.750% due 9/1/20	371,070
	Total Technology	15,583,659
Utilities – 2.9%
200,000	AES Gener SA, Junior Subordinated Notes, 7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)(b)	213,221
3,727,000	Clearway Energy Inc., Company Guaranteed Notes, 3.250% due 6/1/20(a)	3,715,090
200,000	Colbun SA, Senior Unsecured Notes, 4.500% due 7/10/24	215,683
110,000	Consolidated Edison Inc., Senior Unsecured Notes, 2.000% due 5/15/21	110,868
	DTE Energy Co., Senior Unsecured Notes:
50,000	2.250% due 11/1/22	50,835
50,000	2.529% due 10/1/24	51,593
200,000	Israel Electric Corp., Ltd., Senior Secured Notes, 6.875% due 6/21/23	228,010
110,000	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 2.900% due 4/1/22	113,206
50,000	Pampa Energia SA, Senior Unsecured Notes, 7.375% due 7/21/23	44,458
200,000	Perusahaan Listrik Negara PT, Senior Unsecured Notes, 5.500% due 11/22/21	210,140
120,000	PSEG Power LLC, Company Guaranteed Notes, 3.850% due 6/1/23	127,718
4,568,000	Vistra Energy Corp., Company Guaranteed Notes, 5.875% due 6/1/23	4,610,802
	Total Utilities	9,691,624
	TOTAL CORPORATE BONDS & NOTES (Cost – $215,069,609)	213,889,657
SENIOR LOANS(b) – 14.9%
6,278,683	Advanced Disposal Services Inc., due 11/10/23(d)	6,260,350
4,717,000	Cincinnati Bell Inc., due 10/2/24(d)	4,700,774
1,941,599	Crestwood Holdings LLC, 9.140% (1-Month USD-LIBOR + 7.500%) due 3/6/23	1,679,483
4,764,000	EP Energy LLC, due 11/23/21(d)(e)	4,761,022
5,080,000	Fieldwood Energy LLC, 7.027% (3-Month USD-LIBOR + 5.250%) due 4/11/22	3,937,000
5,171,726	Infor (US) Inc., 4.695% (1-Month USD-LIBOR + 2.750%) due 2/1/22	5,131,645
1,601,264	Internap Corp., 8.630% (1-Month USD-LIBOR + 7.000%) due 4/6/22	842,665
1,324,512	LSC Communications Inc., due 9/30/22(d)	849,012
699,065	Monitronics International Inc., 8.103% (1-Month USD-LIBOR + 6.500%) due 3/29/24	573,234
1,035,000	Party City Holdings Inc., due 8/19/22(d)	941,850
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
SENIOR LOANS(b) – (continued)
$773,534	Town Sports International LLC, 5.103% (1-Month USD-LIBOR + 3.500%) due 11/15/20	$627,529
1,300,000	Trico Group LLC, due 2/2/24(d)	1,277,250
	Windstream Services LLC:
6,487,250	4.110% (1-Month USD-LIBOR + 2.500%) due 2/26/21	6,483,227
6,466,000	due 3/29/21(d)	5,770,905
5,908,434	Zayo Group LLC, 3.603% (1-Month USD-LIBOR + 2.000%) due 1/19/21	5,905,361
	TOTAL SENIOR LOANS (Cost – $53,083,886)	49,741,307
ASSET-BACKED SECURITIES – 7.9%
485,622	Aaset Trust, Series 2019-2, Class A, 3.376% due 10/16/39(a)	489,491
295,893	AccessLex Institute, Series 2004-2, Class A3, 1.984% (3-Month USD-LIBOR + 0.190%) due 10/25/24(b)	290,843
1,280,705	Ajax Mortgage Loan Trust, Series 2019-C, Class A, 3.950% due 10/25/58(a)(b)	1,320,639
394,209	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1, Class A, 2.990% due 7/15/24(a)	396,617
1,000,000	Assurant CLO IV Ltd., Series 2019-1A, Class A, 3.169% (3-Month USD-LIBOR + 1.350%) due 4/20/30(a)(b)	1,000,409
710,293	Bayview Opportunity Master Fund IVa Trust, Series 2019-SBR1, Class A1, step bond to yield, 3.475% due 6/28/34(a)	714,799
352,000	BSPRT Issuer Ltd., Series 2019-FL5, Class A, 2.808% (1-Month USD-LIBOR + 1.150%) due 5/15/29(a)(b)	352,001
500,000	Catamaran CLO Ltd., Series 2018-1A, Class A1, 3.044% (3-Month USD-LIBOR + 1.250%) due 10/25/31(a)(b)	499,106
1,000,000	Cathedral Lake V Ltd., Series 2018-5A, Class A1, 3.019% (3-Month USD-LIBOR + 1.200%) due 10/21/30(a)(b)	997,549
403,634	Credit Suisse Commercial Mortgage Capital Trust, Series 2018-RPL8, Class A1, 4.125% due 7/25/58(a)(b)	407,087
263,886	DRB Prime Student Loan Trust, Series 2016-R, Class A1, 3.527% (1-Month USD-LIBOR + 1.900%) due 10/25/44(a)(b)	264,490
160,079	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650% due 1/25/41(a)	162,256
500,000	Freed ABS Trust, Series 2020-FP1, Class A, 2.520% due 3/18/27(a)	501,759
196,770	FREED ABS Trust, Series 2019-1, Class A, 3.420% due 6/18/26(a)	197,765
	GLS Auto Receivables Issuer Trust:
212,832	Series 2019-1A, Class A, 3.370% due 1/17/23(a)	214,534
287,136	Series 2019-2A, Class A, 3.060% due 4/17/23(a)	289,496
196,752	GLS Auto Receivables Trust, Series 2018-3A, Class A, 3.350% due 8/15/22(a)	197,745
1,000,000	Greywolf CLO VII Ltd., Series 2018-2A, Class A1, 2.999% (3-Month USD-LIBOR + 1.180%) due 10/20/31(a)(b)	993,114
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$500,000	Hayfin Kingsland VIII Ltd., Series 2018-8A, Class A, 2.939% (3-Month USD-LIBOR + 1.120%) due 4/20/31(a)(b)	$498,107
	Invitation Homes Trust:
184,870	Series 2017-SFR2, Class A, 2.509% (1-Month USD-LIBOR + 0.850%) due 12/17/36(a)(b)	183,849
182,955	Series 2018-SFR1, Class A, 2.359% (1-Month USD-LIBOR + 0.700%) due 3/17/37(a)(b)	180,739
276,507	Laurel Road Prime Student Loan Trust, Series 2019-A, Class A1FX, 2.340% due 10/25/48(a)	277,679
526,140	Legacy Mortgage Asset Trust, Series 2018-SL1, Class A, 4.000% due 2/25/58(a)(b)	532,353
	Marlette Funding Trust:
73,752	Series 2018-3A, Class A, 3.200% due 9/15/28(a)	73,931
303,757	Series 2019-2A, Class A, 3.130% due 7/16/29(a)	307,126
341,000	NLY Commercial Mortgage Trust, Series 2019-FL2, Class AS, 3.259% (1-Month USD-LIBOR + 1.600%) due 2/15/36(a)(b)	342,297
241,546	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, Class A, 3.193% due 1/25/23(a)	243,275
1,000,000	Ocean Trails CLO V, Series 2014-5A, Class ARR, 3.128% (3-Month USD-LIBOR + 1.280%) due 10/13/31(a)(b)	989,431
250,000	OCP CLO Ltd., Series 2014-5A, Class A1R, 2.874% (3-Month USD-LIBOR + 1.080%) due 4/26/31(a)(b)	248,715
201,476	Prosper Marketplace Issuance Trust, Series 2019-2A, Class A, 3.200% due 9/15/25(a)	202,481
1,000,000	Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, 3.041% (3-Month USD-LIBOR + 1.210%) due 10/15/30(a)(b)	1,000,387
1,000,000	Regatta Funding LP, Series 2013-2A, Class A1R2, 3.081% (3-Month USD-LIBOR + 1.250%) due 1/15/29(a)(b)	1,000,494
24,057	Sofi Consumer Loan Program Trust, Series 2018-3, Class A1, 3.200% due 8/25/27(a)	24,086
	Sofi Professional Loan Program LLC:
365,158	Series 2015-C, Class A2, 2.510% due 8/25/33(a)	369,885
250,983	Series 2019-A, Class A1FX, 3.180% due 6/15/48(a)	254,217
1,000,000	Sound Point CLO VI-R Ltd., Series 2014-2RA, Class A, 3.069% (3-Month USD-LIBOR + 1.250%) due 10/20/31(a)(b)	996,825
500,000	Sound Point CLO XVIII Ltd., Series 2017-4A, Class A1, 2.939% (3-Month USD-LIBOR + 1.120%) due 1/21/31(a)(b)	498,434
	Steele Creek CLO Ltd.:
1,000,000	Series 2015-1A, Class AR, 2.956% (3-Month USD-LIBOR + 1.260%) due 5/21/29(a)(b)	1,000,378
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,000,000	Series 2018-2A, Class A, 2.892% (3-Month USD-LIBOR + 1.200%) due 8/18/31(a)(b)	$992,333
412,500	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330% due 5/20/39(a)	416,698
339,203	Tesla Auto Lease Trust, Series 2018-B, Class A, 3.710% due 8/20/21(a)	344,694
1,000,000	Trimaran Cavu Ltd., Series 2019-1A, Class A1, 3.279% (3-Month USD-LIBOR + 1.460%) due 7/20/32(a)(b)	1,008,040
384,138	Triton Container Finance IV LLC, Series 2017-2A, Class A, 3.620% due 8/20/42(a)	394,257
133,096	Upgrade Receivables Trust, Series 2018-1A, Class A, 3.760% due 11/15/24(a)	133,367
	Vericrest Opportunity Loan Trust:
2,025,294	Series 2019-NPL7, Class A1A, step bond to yield, 3.179% due 10/25/49(a)	2,030,730
359,483	Series 2019-NPL8, Class A1A, step bond to yield, 3.278% due 11/25/49(a)	361,509
1,250,000	Series 2020-NPL2, Class A1A, step bond to yield, 2.981% due 2/25/50(a)(f)	1,249,999
445,721	VOLT LXIV LLC, Series 2017-NP11, Class A1, step bond to yield, 3.375% due 10/25/47(a)	446,543
550,000	VOLT LXXXIV LLC, Series 2019-NP10, Class A1A, step bond to yield, 3.426% due 12/27/49(a)	553,072
	TOTAL ASSET-BACKED SECURITIES (Cost – $26,337,709)	26,445,631
COLLATERALIZED MORTGAGE OBLIGATIONS – 6.2%
	BANK:
1,544,242	Series 2017-BNK4, Class XA, 1.422% due 5/15/50(b)(g)	116,507
1,853,014	Series 2017-BNK6, Class XA, 0.838% due 7/15/60(b)(g)	88,795
	BBCMS Mortgage Trust:
192,000	Series 2017-DELC, Class B, 2.689% (1-Month USD-LIBOR + 1.030%) due 8/15/36(a)(b)	191,765
240,000	Series 2018-TALL, Class B, 2.630% (1-Month USD-LIBOR + 0.971%) due 3/15/37(a)(b)	239,397
106,282	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class AJ, 5.589% due 12/11/40(b)	107,383
75,000	BHMS, Series 2018-ATLS, Class A, 2.909% (1-Month USD-LIBOR + 1.250%) due 7/15/35(a)(b)	75,035
118,000	BX Commercial Mortgage Trust, Series 2018-BIOA, Class E, 3.610% (1-Month USD-LIBOR + 1.951%) due 3/15/37(a)(b)	117,999
323,000	BX Trust, Series 2019-MMP, Class B, 2.959% (1-Month USD-LIBOR + 1.300%) due 8/15/36(a)(b)	323,000
117,000	BXMT Ltd., Series 2017-FL1, Class C, 3.608% (1-Month USD-LIBOR + 1.950%) due 6/15/35(a)(b)	117,035
192,000	BXMT LTD., Series 2020-FL2, Class C, 3.310% (1-Month USD-LIBOR + 1.650%) due 2/16/37(a)(b)	192,161
1,678,698	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.307% due 5/10/50(b)(g)	116,603
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	CFCRE Commercial Mortgage Trust:
$1,341,981	Series 2017-C8, Class XA, 1.616% due 6/15/50(b)(g)	$113,866
287,000	Series 2017-C8, Class XB, 0.948% due 6/15/50(b)(g)	17,971
296,902	CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 2.449% (1-Month USD-LIBOR + 0.790%) due 7/15/32(a)(b)	296,901
	CHT Mortgage Trust:
117,000	Series 2017-CSMO, Class A, 2.589% (1-Month USD-LIBOR + 0.930%) due 11/15/36(a)(b)	116,999
41,000	Series 2017-CSMO, Class F, 5.400% (1-Month USD-LIBOR + 3.741%) due 11/15/36(a)(b)	41,052
	Citigroup Commercial Mortgage Trust:
178,000	Series 2018-TBR, Class B, 2.809% (1-Month USD-LIBOR + 1.150%) due 12/15/36(a)(b)	177,553
386,000	Series 2019-PRM, Class D, 4.350% due 5/10/36(a)	414,170
930,413	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, step bond to yield, 4.125% due 3/25/59(a)	941,356
	Commercial Mortgage Trust:
20,956,457	Series 2013-CR9, Class XA, 0.105% due 7/10/45(b)(g)	54,082
1,569,843	Series 2013-LC6, Class XA, 1.339% due 1/10/46(b)(g)	48,848
325,000	Series 2014-FL5, Class C, 3.063% (1-Month USD-LIBOR + 2.150%) due 10/15/31(a)(b)	325,072
344,000	Series 2014-FL5, Class D, 3.063% (1-Month USD-LIBOR + 4.000%) due 10/15/31(a)(b)	341,197
227,000	Series 2018-HCLV, Class A, 2.659% (1-Month USD-LIBOR + 1.000%) due 9/15/33(a)(b)	226,500
	Credit Suisse Commercial Mortgage Capital Trust:
70,000	Series 2017-CHOP, Class D, 3.559% (1-Month USD-LIBOR + 1.900%) due 7/15/32(a)(b)	69,867
650,000	Series 2017-CHOP, Class E, 4.959% (1-Month USD-LIBOR + 3.300%) due 7/15/32(a)(b)	649,207
107,000	Series 2017-LSTK, Class C, 3.229% due 4/5/33(a)	107,422
128,000	Series 2017-LSTK, Class D, 3.331% due 4/5/33(a)(b)	128,507
47,000	Series 2017-LSTK, Class E, 3.331% due 4/5/33(a)(b)	47,051
8,157,000	Series 2017-LSTK, Class XACP, 0.570% due 4/5/33(a)(b)(g)	8,855
2,969,000	Series 2017-LSTK, Class XBCP, 0.205% due 4/5/33(a)(b)(g)	1,336
	Credit Suisse Commercial Mortgage Securities Corp.:
344,000	Series 2019-SKLZ, Class A, 2.909% (1-Month USD-LIBOR + 1.250%) due 1/15/34(a)(b)	344,101
14,357,895	Series 2019-SKLZ, Class XCP, 1.622% due 7/15/34(a)(b)(g)	88,792
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$352,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, 2.639% (1-Month USD-LIBOR + 0.980%) due 5/15/36(a)(b)	$352,000
	CSAIL Commercial Mortgage Trust:
816,507	Series 2017-C8, Class XA, 1.239% due 6/15/50(b)(g)	47,761
4,796,732	Series 2017-CX10, Class XA, 0.721% due 11/15/50(b)(g)	215,136
3,519,047	Series 2018-CX12, Class XA, 0.616% due 8/15/51(b)(g)	153,472
	Deephaven Residential Mortgage Trust:
105,514	Series 2017-1A, Class A1, 2.725% due 12/26/46(a)(b)	105,371
105,514	Series 2017-1A, Class A2, 2.928% due 12/26/46(a)(b)	105,400
179,604	Series 2018-3A, Class A2, 3.891% due 8/25/58(a)(b)	181,235
	Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
502,204	Series 4703, Class FA, 2.009% (1-Month USD-LIBOR + 0.350%) due 7/15/47(b)	498,954
698,990	Series 4718, Class FA, 2.009% (1-Month USD-LIBOR + 0.350%) due 9/15/47(b)	694,755
915,454	Series 4920, Class FA, 2.109% (1-Month USD-LIBOR + 0.450%) due 10/25/49(b)	913,894
	Federal National Mortgage Association (FNMA), REMICS:
406,485	Series 2012-110, Class MF, 2.087% (1-Month USD-LIBOR + 0.460%) due 10/25/42(b)	407,599
67,616	Series 2013-81, Class EF, 1.977% (1-Month USD-LIBOR + 0.350%) due 12/25/42(b)	67,382
501,531	Series 2014-84, Class BF, 2.131% (1-Month USD-LIBOR + 0.350%) due 12/25/44(b)	501,568
360,444	Series 2018-49, Class FB, 1.927% (1-Month USD-LIBOR + 0.300%) due 7/25/48(b)	358,906
170,975	Series 2018-55, Class FA, 1.927% (1-Month USD-LIBOR + 0.300%) due 8/25/48(b)	170,050
353,241	Series 2018-77, Class FA, 1.927% (1-Month USD-LIBOR + 0.300%) due 10/25/48(b)	350,816
	GS Mortgage Securities Corp. Trust:
77,000	Series 2017-500K, Class E, 3.159% (1-Month USD-LIBOR + 1.500%) due 7/15/32(a)(b)	77,000
53,000	Series 2017-500K, Class F, 3.459% (1-Month USD-LIBOR + 1.800%) due 7/15/32(a)(b)	53,016
	GS Mortgage Securities Trust:
5,234,108	Series 2016-GS4, Class XA, 0.569% due 11/10/49(b)(g)	140,621
1,762,930	Series 2017-GS6, Class XA, 1.041% due 5/10/50(b)(g)	117,004
3,608,863	Series 2017-GS8, Class XA, 0.977% due 11/10/50(b)(g)	216,616
78,000	Hilton Orlando Trust, Series 2018-ORL, Class B, 2.709% (1-Month USD-LIBOR + 1.050%) due 12/15/34(a)(b)	77,929
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	JP Morgan Chase Commercial Mortgage Securities Trust:
$2,541,626	Series 2014-C20, Class XA, 0.947% due 7/15/47(b)(g)	$61,810
321,000	Series 2019-MFP, Class A, 2.619% (1-Month USD-LIBOR + 0.960%) due 7/15/36(a)(b)	321,000
4,075,000	Series 2020-MKST, Class XCP, 2.628% due 12/15/36(a)(b)(f)(g)	189,441
1,279,995	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class XA, 1.327% due 11/15/48(b)(g)	45,760
244,000	MF1 FL2 Ltd., Series 2019-FL2, Class A, 2.757% (1-Month USD-LIBOR + 1.130%) due 12/25/34(a)(b)	244,612
	Morgan Stanley Capital I Trust:
275,941	Series 2007-T27, Class AJ, 5.945% due 6/11/42(b)	293,119
164,000	Series 2011-C1, Class D, 5.375% due 9/15/47(a)(b)	168,605
1,479,995	Series 2016-UB11, Class XA, 1.614% due 8/15/49(b)(g)	109,069
4,136,407	Series 2016-UB12, Class XA, 0.772% due 12/15/49(b)(g)	159,098
76,000	Series 2017-ASHF, Class D, 3.859% (1-Month USD-LIBOR + 2.200%) due 11/15/34(a)(b)	75,953
186,000	Series 2017-CLS, Class E, 3.609% (1-Month USD-LIBOR + 1.950%) due 11/15/34(a)(b)	186,168
206,000	Series 2017-CLS, Class F, 4.259% (1-Month USD-LIBOR + 2.600%) due 11/15/34(a)(b)	206,331
979,202	Series 2017-H1, Class XA, 1.433% due 6/15/50(b)(g)	71,584
142,000	Series 2018-SUN, Class A, 2.559% (1-Month USD-LIBOR + 0.900%) due 7/15/35(a)(b)	141,913
	Natixis Commercial Mortgage Securities Trust:
350,000	Series 2018-850T, Class C, 2.812% (1-Month USD-LIBOR + 1.154%) due 7/15/33(a)(b)	349,682
350,000	Series 2018-850T, Class D, 3.112% (1-Month USD-LIBOR + 1.454%) due 7/15/33(a)(b)	349,893
703,409	New Residential Mortgage Loan Trust, Series 2020-NQM1, Class A2, 2.718% due 1/26/60(a)(b)	707,396
244,000	PFP Ltd., Series 2019-6, Class A, 2.700% (1-Month USD-LIBOR + 1.050%) due 4/14/37(a)(b)	244,147
778,322	PRPM LLC, Series 2019-1A, Class A1, step bond to yield, 4.500% due 1/25/24(a)(f)	787,932
548,382	RCO Trust, Series 2017-INV1, Class A, 3.197% due 11/25/52(a)(b)	550,598
35,000	Rosslyn Portfolio Trust, Series 2017-ROSS, Class B, 2.909% (1-Month USD-LIBOR + 1.250%) due 6/15/33(a)(b)	34,980
351,964	Shelter Growth CRE Issuer Ltd., Series 2019-FL2, Class B, 3.958% (1-Month USD-LIBOR + 2.300%) due 5/15/36(a)(b)	352,281
164,497	SLIDE, Series 2018-FUN, Class A, 2.559% (1-Month USD-LIBOR + 0.900%) due 6/15/31(a)(b)	164,547
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	UBS Commercial Mortgage Trust:
$1,706,135	Series 2012-C1, Class XA, 2.075% due 5/10/45(a)(b)(g)	$56,548
1,106,992	Series 2017-C1, Class XA, 1.563% due 6/15/50(b)(g)	96,758
386,000	Series 2018-NYCH, Class D, 3.759% (1-Month USD-LIBOR + 2.100%) due 2/15/32(a)(b)	386,464
	Verus Securitization Trust:
214,404	Series 2018-1, Class A1, 2.929% due 2/25/48(a)(b)	214,436
1,237,963	Series 2019-INV2, Class A3, 3.219% due 7/25/59(a)(b)	1,264,682
510,109	VMC Finance LLC, Series 2018-FL2, Class A, 2.579% (1-Month USD-LIBOR + 0.920%) due 10/15/35(a)(b)	509,805
	Wells Fargo Commercial Mortgage Trust:
2,695,059	Series 2015-LC22, Class XA, 0.776% due 9/15/58(b)(g)	95,429
5,230,342	Series 2015-NXS2, Class XA, 0.710% due 7/15/58(b)(g)	158,396
$3,470,141	Series 2018-C46, Class XA, 0.944% due 8/15/51(b)(g)	198,225
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $22,239,890)	20,849,532
U.S. GOVERNMENT OBLIGATIONS – 1.5%
	U.S. Treasury Notes:
325,000	1.375% due 9/15/20	325,279
635,000	2.875% due 10/31/20	641,995
745,000	2.750% due 11/30/20	753,789
730,000	2.750% due 9/15/21	749,676
850,000	1.500% due 10/31/21	857,637
900,000	1.625% due 4/30/23	920,601
1,025,000	2.250% due 12/31/23	1,076,851
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $5,219,764)	5,325,828
MORTGAGE-BACKED SECURITY – 0.2%
FNMA – 0.2%
600,000	Federal National Mortgage Association (FNMA), 2.670% due 9/1/21 (Cost – $603,007)	607,772
SOVEREIGN BONDS – 0.1%
Dominican Republic – 0.1%
200,000	Dominican Republic International Bond, 7.500% due 5/6/21	206,400
Thailand – 0.0%
200,000	Export Import Bank of Thailand, 2.595% due 11/20/23(b) (3-Month USD-LIBOR + 0.900%)	201,630
	TOTAL SOVEREIGN BONDS (Cost – $406,498)	408,030
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Shares/Units	Security	Value
EXCHANGE TRADED FUND (ETF) – 1.2%
$79,352	iShares Core 1-5 Year USD Bond(h)
	(Cost – $3,977,935)	$4,052,507

COMMON STOCK – 0.1%
BASIC MATERIALS – 0.1%
Forest Products & Paper – 0.1%
20,309	Appvion Inc.*(e)(f)
	(Cost – $395,660)	201,059
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost – $327,333,958)	321,521,323
Face Amount†
SHORT-TERM INVESTMENTS – 9.6%
COMMERCIAL PAPERS – 3.4%
$6,294,000	HP Inc., 1.793% due 3/16/20(i)	$6,288,843
5,011,000	Walgreens Boots Alliance Inc., 1.963% due 6/15/20(i)	4,983,700
	TOTAL COMMERCIAL PAPERS
	(Cost – $11,271,534)	11,272,543
TIME DEPOSITS – 6.2%
2,369,704	ANZ National Bank – London, 0.950% due 3/2/20	2,369,704
2,315,322	Banco Santander SA – Frankfurt, 0.950% due 3/2/20	2,315,322
34,401EUR	Citibank – London, (0.680%) due 3/2/20	37,972
15,986,433	Citibank – New York, 0.950% due 3/2/20	15,986,433
	TOTAL TIME DEPOSITS (Cost – $20,709,431)	20,709,431
	TOTAL SHORT-TERM INVESTMENTS
	(Cost – $31,980,965)	31,981,974
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.0%
MONEY MARKET FUND – 0.0%
1,300	Federated Government Obligations Fund, Premier Class, 1.474%(j)
	(Cost – $1,300)	1,300
	TOTAL INVESTMENTS – 105.6% (Cost – $359,316,223)	353,504,597
	Liabilities in Excess of Other Assets – (5.6%)	(18,760,788)
	TOTAL NET ASSETS – 100.0%	$334,743,809

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (continued)

Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $131,672,218 and represents 39.34% of net assets.
(b)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2020.

(c)
Security is perpetual in nature and has no stated maturity date.

(d)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(e)
Security is valued in good faith at fair value by or under the procedures approved by the Board of Trustees using significant unobservable inputs.

(f)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $2,428,431 and represents 0.73% of net assets.

(g)
Interest only security.

(h)
All or a portion of this security is on loan (See Note 5).

(i)
Rate shown represents yield-to-maturity.

(j)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
ABS
 —   Asset-Backed Security

CLO
 —   Collateralized Loan Obligation

CMT
 —   Constant Maturity Treasury Index

EURIBOR
 —   Euro Interbank Offered Rate

LIBOR
 —   London Interbank Offered Rate

LLC
 —   Limited Liability Company

LP
 —   Limited Partnership

PCL
 —   Public Company Limited

PLC
 —   Public Limited Company

REMICS
 —   Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
Corporate Bonds & Notes	60.5%
Senior Loans	14.1
Asset-Backed Securities	7.5
Collateralized Mortgage Obligations	5.9
U.S. Government Obligations	1.5
Exchange Traded Fund (ETF)	1.1
Mortgage-Backed Security	0.2
Sovereign Bonds	0.1
Common Stock	0.1
Short-Term Investments	9.0
Money Market Fund	0.0*
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Low Duration Fixed Income Fund (concluded)

At February 29, 2020, Destinations Low Duration Fixed Income Fund had open forward foreign currency contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Euro	8,680,000	BBH	$9,587,166	3/13/20	$—	$(91,333)	$(91,333)
Swedish Krona	5,218,850	BBH	543,427	3/13/20	—	(11,310)	(11,310)
Swedish Krona	6,770,000	BBH	704,945	3/13/20	—	(3,608)	(3,608)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$—	$(106,251)	$(106,251)

Currency Abbreviations used in this schedule:	Counterparty Abbreviations used in this schedule:
EUR — Euro	BBH — Brown Brothers Harriman & Co.
SEK — Swedish Krona
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 70.0%
Argentina – 0.1%
$900,000	Pampa Energia SA, Senior Unsecured Notes, 7.375% due 7/21/23	$800,253
Australia – 0.9%
550,000	BHP Billiton Finance USA Ltd., Company Guaranteed Notes, 6.750% (5-Year USD Swap Rate + 5.093%) due 10/19/75(a)(b)	639,375
4,100,000	CNOOC Finance 2015 Australia Pty Ltd., Company Guaranteed Notes, 2.625% due 5/5/20	4,107,667
2,000,000	QBE Insurance Group Ltd., Subordinated Notes, 6.750% (USD Swap Rate + 4.300%) due 12/2/44(a)@	2,257,500
	Total Australia	7,004,542
Austria – 0.1%
554,000	JBS Investments GmbH, Company Guaranteed Notes, 6.250% due 2/5/23	558,848
Bahamas – 1.2%
9,325,000	Silversea Cruise Finance Ltd., Senior Secured Notes, 7.250% due 2/1/25(b)	9,581,437
Bermuda – 1.2%
1,100,000	Digicel Group Two Ltd., Senior Unsecured Notes, 8.250% due 9/30/22(b)	264,000
3,326,000	SFL Corp., Ltd, Senior Unsecured Notes, 5.750% due 10/15/21	3,379,216
5,100,000	Stolt-Nielsen Ltd., Senior Unsecured Notes, 6.375% due 9/21/22	5,297,947
	Total Bermuda	8,941,163
Brazil – 2.3%
1,600,000	B3 SA – Brasil Bolsa Balcao, Senior Unsecured Notes, 5.500% due 7/16/20	1,612,000
	Banco Bradesco SA:
2,500,000	Senior Unsecured Notes, 2.850% due 1/27/23(b)	2,488,250
2,900,000	Subordinated Notes, 5.900% due 1/16/21	2,965,250
700,000	Banco BTG Pactual SA, Subordinated Notes, 7.750% (5-Year CMT Index + 5.257%) due 2/15/29(a)(b)	749,000
1,900,000	Banco do Brasil SA, Junior Subordinated Notes, 8.500% (5-Year CMT Index + 7.782%)(a)(c)	1,935,644
500,000	Banco Safra SA, Subordinated Notes, 6.750% due 1/27/21	515,005
3,430,000	Globo Comunicacao e Participacoes SA, Senior Unsecured Notes, 4.875% due 4/11/22	3,558,659
	Itau Unibanco Holding SA:
400,000	Junior Subordinated Notes, 6.125% (5-Year CMT Index + 3.981%)(a)(c)	408,080
	Subordinated Notes:
800,000	6.200% due 4/15/20	800,000
2,400,000	5.750% due 1/22/21	2,446,464
400,000	6.200% due 12/21/21	420,500
	Total Brazil	17,898,852
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
British Virgin Islands – 2.9%
$3,200,000	CNOOC Finance 2012 Ltd., Company Guaranteed Notes, 3.875% due 5/2/22	$3,343,728
4,965,000	CNPC General Capital Ltd., Company Guaranteed Notes, 3.950% due 4/19/22	5,200,413
1,200,000	CNPC HK Overseas Capital Ltd., Company Guaranteed Notes, 4.500% due 4/28/21	1,237,719
4,800,000	Sinochem Overseas Capital Co., Ltd., Company Guaranteed Notes, 4.500% due 11/12/20	4,886,880
3,900,000	Sinopec Group Overseas Development 2015 Ltd., Company Guaranteed Notes, 2.500% due 4/28/20	3,900,684
	Sinopec Group Overseas Development 2016 Ltd., Company Guaranteed Notes:
1,500,000	2.000% due 9/29/21	1,506,210
800,000	2.000% due 9/29/21(b)	803,312
	Sinopec Group Overseas Development 2017 Ltd., Company Guaranteed Notes:
1,000,000	3.000% due 4/12/22	1,026,170
200,000	3.000% due 4/12/22(b)	205,234
	Total British Virgin Islands	22,110,350
Canada – 0.5%
950,000	Emera Inc., Junior Subordinated Notes, 6.750% (3-Month USD-LIBOR + 5.440%) due 6/15/76(a)	1,101,155
1,872,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.250% due 6/1/27(b)	1,778,999
1,153,000CAD	WildBrain Ltd., Subordinated Notes, 5.875% due 9/30/24(b)	670,135
	Total Canada	3,550,289
Cayman Islands – 3.7%
1,500,000	Alibaba Group Holding Ltd., Senior Unsecured Notes, 3.125% due 11/28/21	1,537,885
	CK Hutchison International 17 Ltd., Company Guaranteed Notes:
2,500,000	2.875% due 4/5/22	2,561,413
2,000,000	2.875% due 4/5/22(b)	2,048,380
1,400,000	Comunicaciones Celulares SA Via Comcel Trust, Senior Unsecured Notes, 6.875% due 2/6/24	1,426,264
2,000,000	Grupo Aval Ltd., Company Guaranteed Notes, 4.750% due 9/26/22	2,061,520
118,148	Guanay Finance Ltd., Senior Secured Notes, 6.000% due 12/15/20	119,478
1,700,000	HPHT Finance 19 Ltd., Company Guaranteed Notes, 2.875% due 11/5/24	1,746,537
1,900,000	Hutchison Whampoa International 11 Ltd., Company Guaranteed Notes, 4.625% due 1/13/22	1,998,002
533,254	Interoceanica IV Finance Ltd., Senior Secured Notes, zero coupon, due 11/30/25	495,377
2,600,000	Latam Finance Ltd., Company Guaranteed Notes, 6.875% due 4/11/24	2,608,632
2,495,000	Nexteer Automotive Group Ltd., Company Guaranteed Notes, 5.875% due 11/15/21(b)	2,536,131
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Cayman Islands – (continued)
$390,649	Peru Enhanced Pass-Through Finance Ltd., Pass-Thru Certificates, zero coupon, due 6/2/25	$360,373
	SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes:
3,211,823	zero coupon, due 12/5/22	3,067,323
1,943,581	zero coupon, due 12/5/22(b)	1,856,139
1,900,000	Tecnoglass Inc., Company Guaranteed Notes, 8.200% due 1/31/22	2,037,750
2,313,000	Vantage Drilling International, Senior Secured Notes, 9.250% due 11/15/23(b)	2,050,868
	Total Cayman Islands	28,512,072
Chile – 2.4%
	AES Gener SA, Junior Subordinated Notes:
1,000,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)(b)	1,066,104
2,200,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)	2,345,428
200,000	Senior Unsecured Notes, 5.000% due 7/14/25	208,839
	Banco del Estado de Chile, Senior Unsecured Notes:
1,899,000	2.668% due 1/8/21	1,899,019
500,000	3.875% due 2/8/22	513,657
800,000	Banco Santander Chile, Senior Unsecured Notes, 2.500% due 12/15/20	799,120
400,000	Colbun SA, Senior Unsecured Notes, 4.500% due 7/10/24	431,366
	Corp. Nacional del Cobre de Chile, Senior Unsecured Notes:
300,000	3.875% due 11/3/21	309,420
400,000	3.000% due 7/17/22	410,296
415,478	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	432,724
5,135,000	Inversiones CMPC SA, Company Guaranteed Notes, 4.500% due 4/25/22	5,320,205
900,000	Sociedad Quimica y Minera de Chile SA, Senior Unsecured Notes, 5.500% due 4/21/20	904,563
4,000,000	Telefonica Chile SA, Senior Unsecured Notes, 3.875% due 10/12/22	4,126,504
	Total Chile	18,767,245
Colombia – 1.5%
	Colombia Telecomunicaciones SA ESP:
1,222,000	Junior Subordinated Notes, 8.500% (5-Year USD Swap Rate + 6.958%)(a)(c)	1,220,485
1,443,000	Senior Unsecured Notes, 5.375% due 9/27/22	1,452,379
3,945,000	Grupo de Inversiones Suramericana SA, Senior Unsecured Notes, 5.700% due 5/18/21	4,102,840
4,500,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 5/7/21	4,585,545
	Total Colombia	11,361,249
Denmark – 0.1%
600,000 EUR	Georg Jensen AS, Senior Secured Notes, 6.000% due 5/15/23	651,852
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Dominican Republic – 0.2%
$1,100,000	Banco de Reservas de la Republica Dominicana, Subordinated Notes, 7.000% due 2/1/23	$1,156,386
France – 0.5%
1,000,000	BNP Paribas SA, Junior Subordinated Notes, 6.625% (5-Year USD Swap Rate + 4.149%)(a)(b)(c)	1,060,000
1,275,000	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(b)(c)	1,505,178
	Societe Generale SA, Junior Subordinated Notes:
1,090,000	7.875% (5-Year USD Swap Rate + 4.979%)(a)(b)(c)	1,211,110
290,000	8.000% (5-Year USD 1100 Run ICE Swap Rate + 5.873%)(a)(b)(c)	336,690
	Total France	4,112,978
Germany – 0.4%
330,000	Deutsche Bank AG, Junior Subordinated Notes, 6.000% (5-Year CMT Index + 4.524%)(a)(c)	305,250
2,765,000EUR	LifeFit Group, , 7.500% due 7/26/23	3,067,267
	Total Germany	3,372,517
Hong Kong – 0.4%
3,300,000	CNAC HK Finbridge Co., Ltd., Company Guaranteed Notes, 3.500% due 7/19/22	3,398,136

India – 1.4%
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
3,350,000	3.950% due 1/19/22	3,466,098
900,000	3.375% due 7/24/24	926,490
	Indian Oil Corp., Ltd., Senior Unsecured Notes:
2,995,000	5.625% due 8/2/21	3,123,938
2,000,000	5.750% due 8/1/23	2,222,521
900,000	ONGC Videsh Ltd., Company Guaranteed Notes, 3.750% due 5/7/23	937,234
	Total India	10,676,281
Indonesia – 0.5%
2,500,000	Pertamina Persero PT, Senior Unsecured Notes, 4.875% due 5/3/22	2,634,308
1,000,000	Perusahaan Listrik Negara PT, Senior Unsecured Notes, 5.500% due 11/22/21	1,050,700
	Total Indonesia	3,685,008
Ireland – 0.4%
3,100,000	C&W Senior Financing DAC, Senior Unsecured Notes, 7.500% due 10/15/26	3,255,000
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Israel – 0.4%
$2,479,000	Delek & Avner Tamar Bond Ltd., Senior Secured Notes, 4.435% due 12/30/20(b)	$2,509,759
500,000	Israel Electric Corp., Ltd., Senior Secured Notes, 6.875% due 6/21/23	570,025
	Total Israel	3,079,784
Italy – 1.7%
635,000	Intesa Sanpaolo SpA, Company Guaranteed Notes, 7.700% (5-Year USD Swap Rate + 5.462%)(a)(b)(c)	690,563
10,374,000EUR	Linkem SpA, Senior Secured Notes, 7.000% due 8/9/22(b)	11,405,738
650,000	UniCredit SpA, Junior Subordinated Notes, 8.000% (5-Year USD Swap Rate + 5.180%)(a)(c)@	693,904
	Total Italy	12,790,205
Luxembourg – 0.4%
	Millicom International Cellular SA, Senior Unsecured Notes:
2,200,000	6.000% due 3/15/25	2,242,174
600,000	6.625% due 10/15/26	642,180
400,000	Swiss Re Finance Luxembourg SA, Company Guaranteed Notes, 5.000% (5-Year CMT Index + 3.582%) due 4/2/49(a)(b)	452,600
	Total Luxembourg	3,336,954
Malaysia – 2.3%
7,500,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	7,579,485
1,715,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(a)	1,764,735
500,000	Petronas Capital Ltd., Company Guaranteed Notes, 3.125% due 3/18/22	513,530
6,855,000	Petronas Global Sukuk Ltd., Senior Unsecured Notes, 2.707% due 3/18/20	6,857,857
1,000,000	Wakala Global Sukuk Bhd, Senior Unsecured Notes, 4.646% due 7/6/21	1,042,906
	Total Malaysia	17,758,513
Marshall Islands – 0.9%
5,067,000	Borealis Finance LLC, Senior Secured Notes, 7.500% due 11/16/22(b)	4,864,320
500,000	Chembulk Holding LLC, Senior Secured Notes, 8.000% due 2/2/23(b)	475,000
1,200,000	Golar LNG Partners LP, Senior Unsecured Notes, 6.083% (3-Month USD-LIBOR + 4.400%) due 5/22/20(a)	1,188,000
	Total Marshall Islands	6,527,320
Mauritius – 0.4%
3,000,000	UPL Corp., Ltd, Senior Unsecured Notes, 3.250% due 10/13/21	3,038,116
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Mexico – 3.9%
$5,400,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 6.875% (5-Year CMT Index + 5.035%)(a)(c)	$5,656,554
5,000,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 3.800% (5-Year CMT Index + 3.000%) due 8/11/26(a)	5,050,050
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand:
300,000	Senior Unsecured Notes, 4.125% due 11/9/22	311,625
500,000	Subordinated Notes, 5.950% (5-Year CMT Index + 2.995%) due 10/1/28(a)(b)	540,630
	BBVA Bancomer SA:
2,000,000	Junior Subordinated Notes, 7.250% due 4/22/20	2,007,520
	Subordinated Notes:
1,500,000	6.500% due 3/10/21	1,545,300
1,300,000	6.750% due 9/30/22	1,408,550
1,943,000	5.350% (5-Year CMT Index + 3.000%) due 11/12/29(a)	2,025,597
	Cemex SAB de CV, Senior Secured Notes:
1,500,000	6.125% due 5/5/25	1,518,765
1,000,000	7.750% due 4/16/26	1,053,300
350,000	Fomento Economico Mexicano SAB de CV, Senior Unsecured Notes, 2.875% due 5/10/23	360,671
	Grupo Bimbo SAB de CV:
	Company Guaranteed Notes:
610,000	4.875% due 6/30/20	616,009
1,400,000	4.500% due 1/25/22	1,467,200
3,400,000	Junior Subordinated Notes, 5.950% (5-Year CMT Index + 3.280%)(a)(c)	3,582,784
2,450,000	Unifin Financiera SAB de CV, Company Guaranteed Notes, 7.250% due 9/27/23	2,480,649
	Total Mexico	29,625,204
Multinational – 0.5%
3,759,000	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(b)	3,824,782
Netherlands – 2.8%
1,290,000	AerCap Holdings NV, Company Guaranteed Notes, 5.875% (5-Year CMT Index + 4.535%) due 10/10/79(a)	1,309,350
400,000	AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, Company Guaranteed Notes, 7.950% due 5/11/26	425,904
4,748,000	Alcoa Nederland Holding BV, Company Guaranteed Notes, 6.750% due 9/30/24(b)	4,866,795
600,000	ING Groep NV, Junior Subordinated Notes, 5.750% (5-Year CMT Index + 4.342%)(a)(c)	625,950
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Netherlands – (continued)
$3,000,000	MPC Container Ships Invest BV, Senior Secured Notes, 6.678% (3-Month USD-LIBOR + 4.750%) due 9/22/22(a)	$2,940,434
	Petrobras Global Finance BV, Company Guaranteed Notes:
1,644,000	5.375% due 1/27/21	1,685,922
4,950,000	4.375% due 5/20/23	5,185,125
200,000	Syngenta Finance NV, Company Guaranteed Notes, 3.698% due 4/24/20	200,421
4,400,000	VTR Finance BV, Senior Secured Notes, 6.875% due 1/15/24	4,486,152
	Total Netherlands	21,726,053
Norway – 0.2%
2,200,000	Jacktel AS, Senior Secured Notes, 10.000% due 12/4/23(b)	1,672,000
Panama – 1.4%
1,500,000	Banco Latinoamericano de Comercio Exterior SA, Senior Unsecured Notes, 3.250% due 5/7/20	1,503,690
	Banistmo SA, Senior Unsecured Notes:
500,000	3.650% due 9/19/22	502,505
300,000	3.650% due 9/19/22(b)	301,503
4,344,003	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	4,468,937
2,900,000	Global Bank Corp., Senior Unsecured Notes, 4.500% due 10/20/21	2,972,500
1,000,000	Multibank Inc., Senior Unsecured Notes, 4.375% due 11/9/22	1,043,500
	Total Panama	10,792,635
Peru – 0.2%
165,000	Banco BBVA Peru SA, Senior Unsecured Notes, 5.000% due 8/26/22	175,314
1,040,000	Scotiabank Peru SAA, Subordinated Notes, 4.500% (3-Month USD-LIBOR + 3.856%) due 12/13/27(a)	1,081,091
	Total Peru	1,256,405
Philippines – 0.6%
700,000	Bank of the Philippine Islands, Senior Unsecured Notes, 2.500% due 9/10/24	709,090
3,000,000	BDO Unibank Inc., Senior Unsecured Notes, 2.950% due 3/6/23	3,079,905
800,000	Union Bank of the Philippines, Senior Unsecured Notes, 3.369% due 11/29/22	834,739
	Total Philippines	4,623,734
Portugal – 0.0%
70,068	Invepar, 0.000% zero coupon due 12/30/28(d)(e)	2,996
Singapore – 3.5%
	DBS Group Holdings Ltd.:
5,000,000	Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(a)(c)	5,062,500
	Senior Unsecured Notes:
200,000	2.375% (3-Month USD-LIBOR + 0.490%) due 6/8/20(a)	200,119
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Singapore – (continued)
$1,400,000	2.850% due 4/16/22	$1,436,609
500,000	Subordinated Notes, 4.520% (5-Year USD 1100 Run ICE Swap Rate + 1.590%) due 12/11/28(a)	543,205
4,690,000	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 2.875% due 1/27/22	4,755,565
500,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 4.250% due 6/19/24	546,603
3,000,000	SP PowerAssets Ltd., Senior Unsecured Notes, 2.700% due 9/14/22	3,089,025
3,450,000	Temasek Financial I Ltd., Company Guaranteed Notes, 2.375% due 1/23/23	3,549,092
	United Overseas Bank Ltd., Subordinated Notes:
4,500,000	3.500% (5-Year USD Swap Rate + 2.236%) due 9/16/26(a)	4,591,395
800,000	2.880% (5-Year USD Swap Rate + 1.654%) due 3/8/27(a)	811,616
1,900,000	3.750% (5-Year CMT Index + 1.500%) due 4/15/29(a)	2,021,726
	Total Singapore	26,607,455
Switzerland – 0.5%
1,655,000	Credit Suisse Group AG, Junior Subordinated Notes, 6.375% (5-Year CMT Index + 4.822%)(a)(b)(c)	1,768,781
1,600,000	UBS Group AG, Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.866%)(a)(c)@	1,778,807
	Total Switzerland	3,547,588
Thailand – 0.4%
	Bangkok Bank PCL, Senior Unsecured Notes:
1,300,000	4.800% due 10/18/20	1,326,738
1,800,000	3.875% due 9/27/22	1,889,267
	Total Thailand	3,216,005
United Kingdom – 1.9%
1,700,000	Barclays PLC, Junior Subordinated Notes, 7.750% (5-Year USD Swap Rate + 4.842%)(a)(c)	1,819,000
578,000EUR	CentralNic Group PLC, Senior Secured Notes, 7.000% (3-Month EURIBOR + 7.000%) due 7/3/23(a)	661,138
1,425,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.760%)(a)(c)	1,547,906
4,600,000	MARB BondCo PLC, Company Guaranteed Notes, 7.000% due 3/15/24	4,701,568
1,345,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(a)(c)	1,423,010
2,400,000EUR	SB Holdco PLC, Senior Secured Notes, 8.000% (3-Month EURIBOR + 8.000%) due 7/13/22(a)	2,675,611
600,000	Standard Chartered PLC, Junior Subordinated Notes, 7.750% (5-Year USD Swap Rate + 5.723%)(a)(b)(c)	646,500
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United Kingdom – (continued)
	Vedanta Resources Ltd., Senior Unsecured Notes:
$800,000	7.125% due 5/31/23(f)	$760,400
200,000	6.125% due 8/9/24	167,574
370,000	Vodafone Group PLC, Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.873%) due 4/4/79(a)	427,377
	Total United Kingdom	14,830,084
United States – 27.3%
166,246	America West Airlines Pass-Through Trust, Pass-Thru Certificates, 8.057% due 7/2/20	169,725
7,647,000	American Airlines Group Inc., Company Guaranteed Notes, 4.625% due 3/1/20(b)	7,647,000
236,000	American Express Co., Junior Subordinated Notes, 5.120% (3-Month USD-LIBOR + 3.428%)(a)(c)	235,752
1,350,000	American International Group Inc., Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 2.868%) due 4/1/48(a)	1,493,437
6,370,000	Archrock Partners LP/Archrock Partners Finance Corp., Company Guaranteed Notes, 6.000% due 10/1/22	6,375,733
518,000	Arrow Bidco LLC, Senior Secured Notes, 9.500% due 3/15/24(b)	507,640
980,000	Assurant Inc., Subordinated Notes, 7.000% (3-Month USD-LIBOR + 4.135%) due 3/27/48(a)	1,100,540
1,869,000	Assured Guaranty Municipal Holdings Inc., Company Guaranteed Notes, 6.400% (1-Month USD-LIBOR + 2.215%) due 12/15/66(a)(b)	1,971,795
	Bank of America Corp., Junior Subordinated Notes:
1,335,000	6.100% (3-Month USD-LIBOR + 3.898%)(a)(c)	1,479,994
1,030,000	6.300% (3-Month USD-LIBOR + 4.553%)(a)(c)	1,162,180
1,600,000	Capital One Financial Corp., Junior Subordinated Notes, 5.550% (3-Month USD-LIBOR + 3.800%)(a)(c)	1,592,992
10,284,000	Centene Corp., Senior Unsecured Notes, 6.125% due 2/15/24	10,599,719
1,005,000	CenterPoint Energy Inc., Junior Subordinated Notes, 6.125% (3-Month USD-LIBOR + 3.270%)(a)(c)	1,036,266
280,000	Central Garden & Pet Co., Company Guaranteed Notes, 6.125% due 11/15/23	287,468
290,000	CIT Group Inc., Junior Subordinated Notes, 5.800% (3-Month USD-LIBOR + 3.972%)(a)(c)	287,100
8,019,000	CITGO Petroleum Corp., Senior Secured Notes, 6.250% due 8/15/22(b)	8,019,000
	Citigroup Inc., Junior Subordinated Notes:
2,389,000	5.950% (3-Month USD-LIBOR + 3.905%)(a)(c)	2,574,147
500,000	6.300% (3-Month USD-LIBOR + 3.423%)(a)(c)	527,500
835,000	Citizens Financial Group Inc., Junior Subordinated Notes, 6.375% (3-Month USD-LIBOR + 3.157%)(a)(c)	894,494
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$1,175,000	CoBank ACB, Junior Subordinated Notes, 6.250% (3-Month USD-LIBOR + 4.660%)(a)(b)(c)	$1,257,250
2,757,000	Consolidated-Tomoka Land Co., Senior Unsecured Notes, 3.875% due 4/15/25(b)	2,716,210
469,227	Continental Airlines Class A Pass-Through Trust, Pass-Thru Certificates, 5.983% due 4/19/22	495,595
268,365	Continental Airlines Class A-1 Pass-Through Trust, Pass-Thru Certificates, 7.707% due 4/2/21	274,234
20,577	Continental Airlines Class C-2 Pass-Through Trust, Pass-Thru Certificates, 6.236% due 3/15/20	20,599
7,573,000	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(b)	7,749,678
8,252,000	CSC Holdings LLC, Company Guaranteed Notes, 5.375% due 7/15/23(b)	8,453,349
535,000	Dairy Farmers of America Inc., Junior Subordinated Notes, 7.125%(b)(c)	502,900
289,000	Dell International LLC/EMC Corp., Company Guaranteed Notes, 7.125% due 6/15/24(b)	302,366
1,615,000	Diamond Sports Group LLC/Diamond Sports Finance Co., Senior Secured Notes, 5.375% due 8/15/26(b)	1,489,062
1,060,000	Discover Financial Services, Junior Subordinated Notes, 5.500% (3-Month USD-LIBOR + 3.076%)(a)(c)	1,088,747
2,562,000	Dollar Tree Inc., Senior Unsecured Notes, 2.536% (3-Month USD-LIBOR + 0.700%) due 4/17/20(a)	2,562,292
6,803,000	EP Energy LLC/Everest Acquisition Finance Inc., Senior Secured Notes, 7.750% due 5/15/26(b)(g)	4,013,770
135,000	Farm Credit Bank of Texas, Junior Subordinated Notes, 6.200% (3-Month USD-LIBOR + 3.223%)(a)(b)(c)(d)	144,542
1,944,000	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(b)	1,952,515
5,222,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.677% (3-Month USD-LIBOR + 0.790%) due 6/12/20(a)	5,224,644
4,062,000	Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp., Senior Secured Notes, 12.250% due 11/15/26(b)	4,223,261
	Freeport-McMoRan Inc., Company Guaranteed Notes:
1,500,000	3.550% due 3/1/22	1,513,350
2,900,000	4.550% due 11/14/24	2,936,250
2,126,000	Fresh Market Inc., Senior Secured Notes, 9.750% due 5/1/23(b)	984,444
2,095,000	General Electric Co., Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.330%)(a)(c)	2,037,932
1,435,000	General Motors Financial Co., Inc., Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 3.598%)(a)(c)	1,406,300
2,039,000	Goldman Sachs Group Inc., Junior Subordinated Notes, 5.500% (5-Year CMT Index + 3.623%)(a)(c)	2,171,872
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$578,000	GTT Communications Inc., Company Guaranteed Notes, 7.875% due 12/31/24(b)	$442,170
	HC2 Holdings Inc.:
2,894,000	Senior Secured Notes, 11.500% due 12/1/21(b)	2,922,940
1,668,000	Senior Unsecured Notes, 7.500% due 6/1/22(b)	1,724,182
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
2,673,000	6.250% due 5/15/26	2,740,119
3,573,000	5.250% due 5/15/27(b)	3,590,865
	JPMorgan Chase & Co., Junior Subordinated Notes:
1,745,000	5.000% (SOFR rate + 3.380%)(a)(c)	1,777,632
200,000	6.100% (3-Month USD-LIBOR + 3.330%)(a)(c)	213,722
1,450,000	6.750% (3-Month USD-LIBOR + 3.780%)(a)(c)	1,621,984
475,000	KeyCorp, Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.606%)(a)(c)	494,000
	Land O’ Lakes Inc., Junior Subordinated Notes:
415,000	7.000%(b)(c)(d)	382,319
1,955,000	7.250%(b)(c)(d)	1,867,025
1,619,000	Lear Corp., Senior Unsecured Notes, 5.250% due 1/15/25	1,663,570
3,655,000	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(b)	3,659,569
3,256,000	LSC Communications Inc., Senior Secured Notes, 8.750% due 10/15/23(b)	1,788,098
1,125,000	M&T Bank Corp., Junior Subordinated Notes, 5.125% (3-Month USD-LIBOR + 3.520%)(a)(c)	1,206,562
575,000	Macquarie Infrastructure Corp., Senior Unsecured Notes, 2.000% due 10/1/23	550,562
985,000	MetLife Inc., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 2.959%)(a)(c)	1,098,275
11,968,000	Mueller Industries Inc., Subordinated Notes, 6.000% due 3/1/27	12,087,680
510,000	NiSource Inc., Junior Subordinated Notes, 5.650% (5-Year CMT Index + 2.843%)(a)(c)	520,200
4,348,000	NortonLifeLock Inc., Senior Unsecured Notes, 5.000% due 4/15/25(b)	4,413,925
1,373,000	Party City Holdings Inc., Company Guaranteed Notes, 6.625% due 8/1/26(b)	796,340
902,000	PNC Financial Services Group Inc., Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.300%)(a)(c)	953,865
5,322,000	Post Holdings Inc., Company Guaranteed Notes, 5.500% due 3/1/25(b)	5,540,202
905,000	Provident Financing Trust I, Limited Guaranteed Notes, 7.405% due 3/15/38	1,126,725
	Reliance Holding USA Inc., Company Guaranteed Notes:
3,700,000	4.500% due 10/19/20	3,759,629
3,400,000	5.400% due 2/14/22	3,622,425
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$875,000	SBL Holdings Inc., Junior Subordinated Notes, 7.000% (5-Year CMT Index + 5.580%)(a)(b)(c)	$818,125
	SESI LLC, Company Guaranteed Notes:
5,992,000	7.125% due 12/15/21(b)	4,871,496
3,475,000	7.750% due 9/15/24	1,676,722
2,952,000	Shea Homes LP/Shea Homes Funding Corp., Senior Unsecured Notes, 5.875% due 4/1/23(b)	2,981,520
5,493,000	Sirius XM Radio Inc., Company Guaranteed Notes, 5.375% due 4/15/25(b)	5,634,884
	Southern Copper Corp., Senior Unsecured Notes:
4,400,000	5.375% due 4/16/20	4,406,600
425,000	3.500% due 11/8/22	439,158
1,156,000	StorCentric Inc., Senior Secured Notes, 5.875% due 2/19/23(b)(d)(e)	1,153,110
2,576,000	Tapestry Inc., Senior Unsecured Notes, 4.250% due 4/1/25	2,730,641
5,636,000	T-Mobile USA Inc., Company Guaranteed Notes, 6.000% due 3/1/23	5,706,450
193,026	Toll Road Investors Partnership II LP, Senior Secured Notes, zero coupon, due 2/15/45(b)	57,516
2,008,000	Trimble Inc., Senior Unsecured Notes, 4.150% due 6/15/23	2,134,853
3,533,000	Triumph Group Inc., Secured Notes, 6.250% due 9/15/24(b)	3,669,904
	Truist Financial Corp., Junior Subordinated Notes:
385,000	4.800% (5-Year CMT Index + 3.003%)(a)(c)	387,818
1,360,000	5.050% (3-Month USD-LIBOR + 3.102%)(a)(c)	1,379,557
1,787,000	W&T Offshore Inc., Secured Notes, 9.750% due 11/1/23(b)	1,585,963
5,628,000	Welbilt Inc., Company Guaranteed Notes, 9.500% due 2/15/24	5,941,057
1,810,000	Wells Fargo & Co., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 3.990%)(a)(c)	2,004,575
	Total United States	209,628,178
	TOTAL CORPORATE BONDS & NOTES (Cost – 536,349,632)	537,278,469
SENIOR LOANS – 9.6%(a)
1,511,202	Appvion Operations Inc., 7.820% (3-Month USD-LIBOR + 6.000%) due 6/12/26	1,507,424
2,345,407	BI-LO LLC, 9.762% (3-Month USD-LIBOR + 8.000%) due 5/31/24	2,146,048
6,524,855	Crestwood Holdings LLC, 9.140% (1-Month USD-LIBOR + 7.500%) due 3/6/23	5,643,999
6,162,029	Dell International LLC, due 9/19/25(h)	6,083,093
8,261,000	Fieldwood Energy LLC, 7.027% (3-Month USD-LIBOR + 5.250%) due 4/11/22	6,402,275
2,168,000	General Nutrition Centers Inc., 8.610% (1-Month USD-LIBOR + 7.000%) due 12/31/22	2,159,068
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
SENIOR LOANS – (continued)
$1,735,000	GTT Communications Inc., 4.350% (1-Month USD-LIBOR + 2.750%) due 5/31/25	$1,457,573
3,982,523	IEA Energy Services LLC, 10.195% (3-Month USD-LIBOR + 8.250%) due 9/25/24	3,972,567
5,363,933	Internap Corp., 8.630% (1-Month USD-LIBOR + 7.000%) due 4/6/22	2,822,770
2,684,506	Lee Enterprises Inc., 12.000% (3-Month USD-LIBOR + 12.000%) due 12/15/22	2,691,218
1,151,007	Monitronics International Inc., 8.103% (1-Month USD-LIBOR + 6.500%) due 3/29/24	943,825
4,626,000	Pixelle Specialty Solutions LLC, due 10/31/24(h)	4,517,567
2,450,000	Production Resource Group LLC, 8.640% (1-Month USD-LIBOR + 7.000%) due 8/21/24	2,180,500
1,069,837	RA Acquisition Purchaser LLC, 11.945% (3-Month USD-LIBOR + 10.000%) due 5/31/23(e)	1,069,837
1,403,486	Town Sports International LLC, 5.103% (1-Month USD-LIBOR + 3.500%) due 11/15/20	1,138,578
6,425,302	Trico Group LLC, due 2/2/24(h)	6,312,859
	Windstream Services LLC:
9,515,903	4.110% (1-Month USD-LIBOR + 2.500%) due 2/26/21	9,510,003
9,781,000	due 3/29/21(h)	8,729,543
4,331,544	Wrench Group LLC, 5.945% (3-Month USD-LIBOR + 4.000%) due 4/30/26	4,266,571
	TOTAL SENIOR LOANS
	(Cost – $79,637,269)	73,555,318
SOVEREIGN BONDS – 4.3%
Brazil – 0.1%
900,000	Brazilian Government International Bond, 4.875% due 1/22/21	922,959
Chile – 0.5%
	Chile Government International Bond:
1,800,000	3.875% due 8/5/20	1,812,600
2,000,000	2.250% due 10/30/22	2,017,520
	Total Chile	3,830,120
Colombia – 0.9%
6,900,000	Colombia Government International Bond, 4.375% due 7/12/21	7,117,350
Costa Rica – 0.2%
1,150,000	Costa Rica Government International Bond, 9.995% due 8/1/20	1,175,886
Dominican Republic – 0.9%
6,320,000	Dominican Republic International Bond, 7.500% due 5/6/21	6,522,240
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
SOVEREIGN BONDS – (continued)
India – 0.3%
$2,000,000	Export-Import Bank of India, 3.125% due 7/20/21	$2,034,517
Indonesia – 0.9%
	Indonesia Government International Bond:
3,000,000	4.875% due 5/5/21	3,100,495
2,795,000	3.700% due 1/8/22	2,876,502
1,000,000	Perusahaan Penerbit SBSN Indonesia III, 3.400% due 3/29/22	1,023,410
	Total Indonesia	7,000,407
Mexico – 0.2%
1,500,000	Nacional Financiera SNC, 3.375% due 11/5/20	1,511,295
Peru – 0.2%
1,500,000	Fondo MIVIVIENDA SA, 3.500% due 1/31/23	1,541,265
Philippines – 0.1%
1,000,000	Philippine Government International Bond, 4.000% due 1/15/21	1,016,481
	TOTAL SOVEREIGN BONDS (Cost – $32,370,078)	32,672,520
Shares/Units
PREFERRED STOCKS – 2.3%
Bermuda – 0.3%
30,926	Aspen Insurance Holdings Ltd., 5.625%(c)	779,645
17,350	Athene Holding Ltd., 6.350% (3-Month USD-LIBOR + 4.253%)(a)(c)	474,696
16,495	Axis Capital Holdings Ltd., 5.500%(c)	412,540
42,868	Enstar Group Ltd., 7.000% (3-Month USD-LIBOR + 4.015%)(a)(c)	1,157,436
	Total Bermuda	2,824,317
United States – 2.0%
10,100	Air Lease Corp., 6.150% (3-Month USD-LIBOR + 3.650%)(a)(c)	256,742
26,340	American Equity Investment Life Holding Co., 5.950% (5-Year CMT Index + 4.322%)(a)(c)	653,495
7,300	AT&T Inc., 4.750%*(c)	178,047
3,000	CoBank ACB, 6.250% (3-Month USD-LIBOR + 4.557%)(a)(b)(c)	319,500
1,000	Dairy Farmers of America Inc., 7.875%(b)(c)	96,000
50,000	Delphi Financial Group Inc., 4.882% (3-Month USD-LIBOR + 3.190%)(a)(c)	1,200,000
9,755	Equitable Holdings Inc., 5.250%*(c)	243,875
21,970	Farm Credit Bank of Texas, 6.750% (3-Month USD-LIBOR + 4.010%)(a)(b)(c)	2,350,790
25,550	GMAC Capital Trust I, 7.477% (3-Month USD-LIBOR + 5.785%)(a)(c)	651,525
54,847	Huntington Bancshares Inc., 6.250%(c)	1,411,762
75,960	Morgan Stanley, 5.850% (3-Month USD-LIBOR + 3.491%)(a)(c)	2,017,497
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCKS – (continued)
United States – (continued)
$20,000	New York Community Bancorp Inc., 6.375% (3-Month USD-LIBOR + 3.821%)(a)(c)	$532,200
42,500	NuStar Energy LP, 7.625% (3-Month USD-LIBOR + 5.643%)(a)(c)	856,375
43,830	Regions Financial Corp., 5.700% (3-Month USD-LIBOR + 3.148%)(a)(c)	1,201,819
19,075	Synchrony Financial, 5.625%(c)	479,164
13,000	Synovus Financial Corp., 5.875% (5-Year CMT Index + 4.127%)(a)(c)	337,610
90,000	Voya Financial Inc., 5.350% (5-Year CMT Index + 3.210%)(a)(c)	2,344,500
	Total United States	15,130,901
	TOTAL PREFERRED STOCKS (Cost – $17,926,650)	17,955,218
COMMON STOCKS – 1.6%
Colombia – 0.0%
21,182	Frontera Energy Corp.	116,372

United States – 1.6%
88,882	Alpine Income Property Trust Inc.	1,635,429
76,960	AMCI Acquisition Corp., Class A Shares*	783,453
267,281	Appvion Inc.*(d)(e)	2,646,082
8,888	Consolidated-Tomoka Land Co.	511,149
13,753	HC2 Holdings Inc.*	52,536
61,500	Landcadia Holdings II Inc., Class A Shares*	622,995
52	Real Alloy Holding Inc.*(d)(e)	1,583,057
47,201	RMG Acquisition Corp., Class A Shares*	474,370
240,010	Schultze Special Purpose Acquisition Corp.*(d)	2,431,301
80,750	Tuscan Holdings Corp. II*	799,425
96,200	VectoIQ Acquisition Corp.*	994,708
	Total United States	12,534,505
	TOTAL COMMON STOCKS (Cost – $14,573,396)	12,650,877
Shares/Units
WARRANTS – 0.0%
Brazil – 0.0%
58,463	OAS SA*(e)	$—
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
WARRANTS – (continued)
United States – 0.0%
$40,375	Tuscan Holdings Corp. II*(d)	$8,883
	TOTAL WARRANTS (Cost – $23,985)	8,883
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $680,881,010)	674,121,285
Face Amount†
SHORT-TERM INVESTMENTS – 12.3%
COMMERCIAL PAPERS – 4.8%
	Boston Scientific Corp.:
$3,844,000	1.822% due 3/12/20(i)	$3,841,608
7,272,000	1.822% due 3/13/20(i)	7,267,119
7,324,000	Dow Chemical Co., 1.928% due 3/31/20(i)	7,312,470
11,000,000	NetApp Inc., 1.733% due 3/24/20(i)	10,986,579
7,581,000	Walgreens Boots Alliance Inc., 1.963% due 6/15/20(i)	7,539,699
	TOTAL COMMERCIAL PAPERS (Cost – $36,947,047)	36,947,475
TIME DEPOSITS – 7.5%
51,874,246	Banco Bilbao Vizcaya Argentaria SA – Madrid, 0.950% due 3/2/20	51,874,246
5,514,479	Banco Santander SA – Frankfurt, 0.950% due 3/2/20	5,514,479
	TOTAL TIME DEPOSITS (Cost – $57,388,725)	57,388,725
	TOTAL SHORT-TERM INVESTMENTS (Cost – $94,335,772)	94,336,200
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.1%
MONEY MARKET FUND – 0.1%
2,488,400	Federated Government Obligations Fund, Premier Class, 1.474%(j) (Cost – $811,800)	811,800
	TOTAL INVESTMENTS – 100.2% (Cost – $776,028,582)	769,269,285
	Liabilities in Excess of Other Assets – (0.2%)	(1,685,018)
	TOTAL NET ASSETS – 100.0%	$767,584,267

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2020.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $167,470,538 and represents 21.82% of net assets.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

(c)
Security is perpetual in nature and has no stated maturity date.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $10,219,315 and represents 1.33% of net assets.

(e)
Security is valued in good faith at fair value by or under the procedures approved by the Board of Trustees using significant unobservable inputs.

(f)
All or a portion of this security is on loan (See Note 5).

(g)
Security is currently in default.

(h)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(i)
Rate shown represents yield-to-maturity.

(j)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
QBE Insurance Group Ltd., Subordinated Notes, 6.750% (USD Swap Rate +4.300%) due 12/2/44	10/2/18	$2,109,000	$2,257,500	0.30%
UniCredit SpA, Junior Subordinated Notes, 8.000% (5-Year USD Swap Rate + 5.180%)	5/4/17	328,006	693,904	0.09%
UBS Group AG, Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.866%)	4/18/17	1,300,500	1,778,807	0.23%
Total			$4,730,211	0.62%
Abbreviations used in this schedule:
CMT
 —  Constant Maturity Treasury Index

EURIBOR
 —  Euro Interbank Offered Rate

ICE
 —  Intercontinental Exchange

LIBOR
 —  London Interbank Offered Rate

LLC
 —  Limited Liability Company

LP
 —  Limited Partnership

PCL
 —  Public Company Limited

PLC
 —  Public Limited Company

SOFR
 —  Secured Overnight Financing Rate

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (continued)

Summary of Investments by Security Type^

Corporate Bonds & Notes	69.7%
Senior Loans	9.7
Sovereign Bonds	4.3
Preferred Stocks	2.3
Common Stocks	1.6
Warrants	0.0*
Short-Term Investments	12.3
Money Market Fund	0.1
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
290	2,495,160	iShares iBoxx HighYield Corp.	DB	3/20/20	$87.00	$65,250
578	4,973,112	iShares iBoxx HighYield Corp.	DB	5/15/20	83.00	82,076
		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received – $55,266)				$147,326
At February 29, 2020, Destinations Global Fixed Income Opportunities Fund had open forward foreign currency contracts as described below.
The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Canadian Dollar	970,000	BBH	$722,700	3/13/20	$5,162	$—	$5,162
Euro	16,200,000	BBH	17,893,099	3/13/20	—	(170,461)	(170,461)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$5,162	$(170,461)	$(165,299)

Currency Abbreviations used in this schedule:	Counterparty Abbreviations used in this schedule:
CAD — Canadian Dollar	EUR — Euro
BBH — Brown Brothers Harriman & Co.	DB — Deutsche Bank
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Global Fixed Income Opportunities Fund (concluded)

Face Amount†	Security	Value
SECURITIES SOLD SHORT – 0.5%
CORPORATE BONDS & NOTES – 0.4%
Basic Materials – 0.1%
$824,000EUR	BASF SE, Senior Unsecured Notes, 0.875% due 11/15/27	$966,935
Communications – 0.2%
1,604,000	SoftBank Group Corp., Senior Unsecured Notes, 4.750% due 9/19/24	1,630,209
Consumer Non-cyclical – 0.1%
840,000	McKesson Corp., Senior Unsecured Notes, 3.950% due 2/16/28	928,769
	TOTAL CORPORATE BONDS & NOTES (Proceeds – $3,339,693)	3,525,913
Shares/Units
COMMON STOCK – 0.1%
COMMUNICATIONS – 0.1%
Telecommunications – 0.1%
59,705	HC2 Holdings Inc.* (Proceeds – $134,334)	228,073
	TOTAL SECURITIES SOLD SHORT – 0.5% (Proceeds – $3,474,027)	3,753,986

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – 93.8%
Alabama – 1.6%
$2,000,000	AA-	Auburn University, Revenue Bonds, Series A, 5.000% due 6/1/35	$2,576,240
1,835,000	Aa2(a)	Black Belt Energy Gas District, Revenue Bonds, Series A, 4.000% due 7/1/46(b)	1,902,840
355,000	AA-	County of Jefferson AL, GO, Series B, 5.000% due 4/1/21	370,652
220,000	A	Industrial Development Board of the City of Mobile Alabama, Revenue Bonds, 1.850% due 6/1/34(b)	220,110
2,540,000	A3(a)	Lower Alabama Gas District, Revenue Bonds, 4.000% due 12/1/50(b)	2,912,974
		Mobile County Board of School Commissioners, Special Tax:
260,000	A-	5.000% due 3/1/28	314,889
175,000	A-	5.000% due 3/1/29	211,484
180,000	A-	5.000% due 3/1/30	216,788
185,000	A-	5.000% due 3/1/31	222,722
145,000	A-	5.000% due 3/1/32	174,345
215,000	A-	5.000% due 3/1/33	258,075
		Montgomery Medical Clinic Board, Revenue Bonds:
60,000	BBB-	5.000% due 3/1/26	70,966
115,000	BBB-	5.000% due 3/1/27	134,974
125,000	BBB-	5.000% due 3/1/28	146,279
105,000	BBB-	5.000% due 3/1/29	122,608
125,000	BBB-	5.000% due 3/1/30	145,470
3,500,000	A3(a)	Southeast Alabama Gas Supply District, Revenue Bonds, Series A, 4.000% due 6/1/49(b)	3,900,015
		Total Alabama	13,901,431
Alaska – 0.2%
1,000,000	AA+	Alaska Housing Finance Corp., Revenue Bonds, Series A, 5.000% due 6/1/30	1,247,590
50,000	AA	Borough of North Slope AK, GO, Series A, Prerefunded 6/30/20 @ 100, 5.000% due 6/30/21(c)	50,691
215,000	AA	State of Alaska, GO, Series A, 5.000% due 8/1/33	257,615
225,000	A1(a)	State of Alaska International Airports System, Revenue Bonds, Series B, 5.000% due 10/1/33	270,342
		Total Alaska	1,826,238
Arizona – 4.1%
		Arizona Department of Transportation State Highway Fund Revenue, Revenue Bonds:
5,000,000	AA+	5.000% due 7/1/27	6,262,500
3,810,000	AA+	5.000% due 7/1/34	4,697,692
2,000,000	AA	Arizona State University, Revenue Bonds, Series A, 5.000% due 7/1/39	2,616,620
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Arizona – (continued)
$1,800,000	A+	Chandler Industrial Development Authority, Revenue Bonds, 5.000% due 6/1/49(b)(d)	$2,090,484
		City of Glendale AZ, Revenue Bonds:
105,000	AA	Series A, 5.000% due 7/1/23	119,412
95,000	AA	Series A, 5.000% due 7/1/25	115,405
230,000	AA+	Series A, 5.000% due 7/1/27	277,780
260,000	AA	Series A, 5.000% due 7/1/28	316,462
235,000	AA+	Series A, 5.000% due 7/1/29	283,008
85,000	AA	Series A, 5.000% due 7/1/32	106,426
65,000	AA	City of Glendale AZ, GO, AGM-Insured, 4.000% due 7/1/21	67,733
		City of Glendale AZ Transportation Excise Tax Revenue, Revenue Bonds, AGM:
55,000	AA	5.000% due 7/1/24	64,749
60,000	AA	5.000% due 7/1/25	72,887
105,000	AA	5.000% due 7/1/26	127,113
		City of Phoenix Civic Improvement Corp., Revenue Bonds:
30,000	AAA	Series A, 5.000% due 7/1/20	30,416
65,000	AA-	Series A, 5.000% due 7/1/27(d)	82,185
90,000	AA-	Series A, 5.000% due 7/1/28(d)	113,213
6,365,000	AAA	Series B, 4.000% due 7/1/29	7,146,622
30,000	AAA	Series C, 5.000% due 7/1/21	31,681
1,000,000	AAA	City of Scottsdale AZ, GO, 5.000% due 7/1/23	1,139,020
		County of Pima AZ Sewer System Revenue, Revenue Bonds:
15,000	AA	Series A, 5.000% due 7/1/22	16,454
30,000	AA	Series A, 5.000% due 7/1/23	32,908
60,000	AA	Series B, 5.000% due 7/1/20	60,824
60,000	AA	Series B, Prerefunded 7/1/21 @ 100, 5.000% due 7/1/25(c)	63,296
2,900,000	BBB+	Industrial Development Authority of the City of Phoenix, Revenue Bonds, 1.100% due 12/1/35(b)(d)	2,900,609
820,000	AAA	Maricopa County Community College District, GO, Series D, 4.250% due 7/1/25	858,064
		Maricopa County Industrial Development Authority, Revenue Bonds:
100,000	NR	5.750% due 1/1/36(e)	110,376
800,000	AA-	5.000% due 1/1/46(b)	990,144
200,000	A2(a)	5.000% due 7/1/47	254,846
245,000	NR	6.000% due 1/1/48(e)	264,835
70,000	AA-	Series A, 5.000% due 1/1/22	75,204
145,000	AA-	Series A, 5.000% due 1/1/23	161,517
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Arizona – (continued)
$190,000	AA-	Series A, 4.000% due 1/1/24	$212,019
60,000	AA-	Series A, 5.000% due 1/1/24	69,205
225,000	AA-	Series A, 5.000% due 1/1/25	268,337
735,000	A2(a)	Series B, 5.000% due 9/1/45(b)	862,265
430,000	AA-	Series B, 5.000% due 1/1/48(b)	475,873
290,000	AA-	Series C, 5.000% due 1/1/48(b)	343,128
50,000	AA-	McAllister Academic Village LLC, Revenue Bonds, 5.000% due 7/1/21	52,761
145,000	AA+	Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, 5.000% due 1/1/33	187,198
		State of Arizona, COP:
245,000	AA-	Series A, 5.000% due 10/1/20	250,961
215,000	AA-	Series A, 5.000% due 10/1/21	229,164
225,000	AA-	Series A, 5.000% due 10/1/22	248,882
300,000	AA-	Series A, 5.000% due 10/1/23	343,989
310,000	AA-	Series A, 5.000% due 10/1/24	367,604
		Tempe Industrial Development Authority, Revenue Bonds:
5,000	NR	Series A, 6.000% due 10/1/37(e)	5,972
15,000	NR	Series A, 6.125% due 10/1/47(e)	17,798
15,000	NR	Series A, 6.125% due 10/1/52(e)	17,743
225,000	NR	Series B, 4.000% due 10/1/23(e)	227,153
		Western Maricopa Education Center District No 402, GO:
560,000	AA-	Series B, 4.000% due 7/1/21	583,543
330,000	AA-	Series B, 5.000% due 7/1/25	400,689
		Total Arizona	36,714,769
Arkansas – 0.0%
90,000	Aa2(a)	Little Rock School District, GO, 3.000% due 2/1/22	93,538
California – 4.4%
60,000	A-	Alameda Corridor Transportation Authority, Revenue Bonds, Series A, 5.000% due 10/1/23	69,120
		Bay Area Toll Authority, Revenue Bonds:
2,000,000	AA	Series A, 2.250% due 4/1/45(b)	2,048,260
255,000	AA	Series A, 2.950% due 4/1/47(b)	283,399
210,000	AA	Series B, 2.850% due 4/1/47(b)	229,091
195,000	AA	Series C, 2.100% due 4/1/45(b)	199,247
		California Health Facilities Financing Authority, Revenue Bonds:
115,000	AA-	Series A, 5.000% due 7/1/25	130,987
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
California – (continued)
$85,000	AA-	Series D, 5.000% due 8/15/35	$89,680
		California Municipal Finance Authority, Revenue Bonds:
55,000	BBB(f)	5.000% due 6/30/28(d)	70,217
45,000	BBB(f)	5.000% due 12/31/28(d)	57,367
60,000	BBB(f)	5.000% due 6/30/29(d)	76,230
30,000	BBB(f)	5.000% due 12/31/29(d)	38,028
90,000	BBB(f)	5.000% due 6/30/31(d)	113,396
85,000	BBB(f)	5.000% due 12/31/31(d)	107,007
		California State Public Works Board, Revenue Bonds:
60,000	A+	Series A, 5.000% due 4/1/22	65,250
145,000	A+	Series A, 5.000% due 4/1/23	157,590
115,000	A+	Series A, 5.250% due 10/1/24	123,178
115,000	A+	Series A, 5.250% due 10/1/25	123,141
70,000	A+	Series D, 5.000% due 12/1/21	75,158
30,000	A+	Series G, 5.000% due 11/1/23	33,328
30,000	A+	Series G, 5.000% due 11/1/24	33,319
235,000	BBB-	California Statewide Communities Development Authority, Revenue Bonds, 5.000% due 2/1/45	263,087
385,000	AA-	City of Los Angeles Department of Airports, Revenue Bonds, 5.000% due 5/15/44(d)	491,252
3,000,000	AA-	City of Riverside CA Sewer Revenue, Revenue Bonds, Series A, 5.000% due 8/1/36	3,949,290
		Golden State Tobacco Securitization Corp., Revenue Bonds:
175,000	A+	Series A, AMBAC, zero coupon, due 6/1/24	167,445
145,000	A+	Series A, 5.000% due 6/1/29	164,355
115,000	BBB	Series A1, 5.000% due 6/1/25	138,273
30,000	BBB	Series A1, 5.000% due 6/1/26	37,156
290,000	AA	Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/29	347,377
1,500,000	Aa3(a)	Los Angeles Unified School District, GO, Series A, 5.000% due 7/1/27	1,944,090
		Modesto Irrigation District, Revenue Bonds:
30,000	A+	Series A, 5.000% due 7/1/22	31,685
110,000	A+	Series A, 5.000% due 7/1/23	116,180
2,500,000	AAA	Moulton-Niguel Water District, COP, 3.000% due 9/1/49	2,676,800
170,000	Aa3(a)	Oakland Alameda County Coliseum Authority, Revenue Bonds, Series A, 5.000% due 2/1/23	183,756
		Oakland Unified School District, GO:
100,000	AA	AGM, 5.000% due 8/1/26	121,449
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
California – (continued)
$30,000	A-	Series A, 5.000% due 8/1/28	$36,241
145,000	A+	Port of Oakland, Revenue Bonds, Series P, 5.000% due 5/1/22(d)	157,567
		Poway Unified School District Public Financing Authority, Special Tax:
35,000	NR	Series A, 5.000% due 9/1/25	41,483
45,000	NR	Series A, 5.000% due 9/1/28	53,211
50,000	NR	Series A, 5.000% due 9/1/32	58,485
90,000	A	Sacramento City Financing Authority, Series A, NPFG, zero coupon, due 12/1/26	81,223
255,000	AA-	San Diego Convention Center Expansion Financing Authority, Revenue Bonds, Series A, 5.000% due 4/15/23	278,118
75,000	AA-	San Diego Unified School District, GO, Series C, zero coupon, due 7/1/34	57,370
460,000	A+	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Series E, 5.000% due 5/1/50(d)	580,865
		San Marcos Unified School District, GO:
105,000	AA-	Series B, zero coupon, due 8/1/35	78,482
60,000	AA-	Series B, zero coupon, due 8/1/37	42,389
55,000	AA+	Santa Monica-Malibu Unified School District, GO, NPFG, zero coupon, due 8/1/20	54,836
		State of California, GO:
10,000,000	AA	AGM, 5.250% due 8/1/32	14,475,900
80,000	AA-	5.000% due 9/1/29	100,830
3,125,000	AA-	4.000% due 12/1/30(b)	3,250,125
3,000,000	AA-	5.000% due 4/1/36	3,969,150
435,000	AA-	Series B, 5.000% due 8/1/26	548,583
205,000	AA-	Series C, 5.000% due 8/1/29	257,788
		State of California Department of Water Resources, Revenue Bonds:
65,000	AAA	Series AI, 5.000% due 12/1/25	69,921
140,000	AAA	Series AI, Prerefunded 12/1/21 @ 100, 5.000% due 12/1/29(c)	150,852
40,000	AA+	Union Elementary School District, GO, Series A, NPFG, zero coupon, due 9/1/20	39,834
100,000	Aa3(a)	Washington Township Health Care District, GO, Series A, 5.500% due 8/1/40	118,787
230,000	AA-	West Contra Costa Unified School District, GO, 5.000% due 8/1/26	253,667
		Total California	39,510,895
Colorado – 1.5%
		City & County of Denver CO Airport System Revenue, Revenue Bonds:
65,000	A+	Series A, 5.000% due 11/15/24(d)	76,900
30,000	A+	Series A, 5.000% due 11/15/27(d)	38,465
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Colorado – (continued)
$145,000	A+	Series A, 5.000% due 11/15/28(d)	$185,116
145,000	A+	Series A, 5.000% due 11/15/29(d)	184,291
115,000	A+	Series A, 5.000% due 11/15/30(d)	145,492
		Colorado Health Facilities Authority, Revenue Bonds:
655,000	Aaa(a)	zero coupon, due 7/15/22	641,225
2,115,000	AA	5.000% due 11/15/36(b)	2,432,187
220,000	A-	2.800% due 5/15/42(b)	229,145
190,000	A3(a)	5.000% due 9/1/46	222,889
640,000	AA	5.000% due 11/15/49(b)	804,064
500,000	BBB+	Series A, 5.000% due 8/1/44	622,015
325,000	BBB+	Series B-2, 5.000% due 8/1/49(b)	394,036
220,000	BBB+	Series D3, 5.000% due 10/1/38(b)	234,069
145,000	A+	Colorado Housing & Finance Authority, Revenue Bonds, Series H, 4.250% due 11/1/49	163,474
		E-470 Public Highway Authority, Revenue Bonds:
60,000	A	zero coupon, due 9/1/35	42,420
85,000	A	zero coupon, due 9/1/37	56,681
110,000	A	zero coupon, due 9/1/38	71,035
140,000	A	Series B, NPFG, zero coupon, due 9/1/20	139,345
1,500,000	AAA	Metro Wastewater Reclamation District, Revenue Bonds, Series A, Prerefunded 4/1/22 @ 100, 4.000% due 4/1/30(c)	1,600,635
2,250,000	AA-	State of Colorado, COP, Series A, 4.000% due 12/15/36	2,691,023
1,435,000	Aa1(a)	University of Colorado, Revenue Bonds, Series C, 2.000% due 6/1/54(b)	1,506,721
210,000	AA	University of Colorado Hospital Authority, Revenue Bonds, Series C, 5.000% due 11/15/38(b)	222,594
		Vauxmont Metropolitan District, GO, AGM:
150,000	AA	5.000% due 12/1/21	156,097
125,000	AA	5.000% due 12/15/27	147,164
120,000	AA	5.000% due 12/15/29	140,644
135,000	AA	5.000% due 12/15/31	157,611
285,000	AA	5.000% due 12/1/34	351,730
		Total Colorado	13,657,068
Connecticut – 1.7%
		Connecticut State Health & Educational Facilities Authority, Revenue Bonds:
705,000	NR	Series A, 5.000% due 7/1/25(e)	793,661
2,500,000	AAA	Series A, 1.100% due 7/1/48(b)	2,513,675
385,000	NR	Series A, 5.000% due 7/1/49(e)	438,908
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Connecticut – (continued)
$505,000	AA-	Series B, 1.800% due 7/1/49(b)	$520,094
65,000	A-	Series S, 5.000% due 7/1/26	79,971
30,000	A-	Series S, 5.000% due 7/1/29	38,495
4,465,000	AAA	Series V1, 0.990% due 7/1/36(b)	4,465,000
		State of Connecticut, GO:
90,000	A	Series A, 5.000% due 3/15/26	111,355
375,000	A	Series A, 5.000% due 4/15/26	465,075
150,000	A	Series A, 5.000% due 4/15/30	196,854
170,000	A	Series A, 5.000% due 4/15/34	219,946
60,000	A	Series A, 5.000% due 4/15/35	77,424
660,000	A	Series A, 5.000% due 1/15/40	849,460
175,000	A	Series B, 5.000% due 1/15/26	215,446
85,000	A	Series E, 5.000% due 9/15/23	93,801
100,000	A	Series E, 5.000% due 10/15/26	125,756
150,000	A	Series E, 5.000% due 10/15/29	185,440
1,600,000	A	Series F, 5.000% due 9/15/26	2,007,504
1,500,000	AAA	Town of Greenwich CT, GO, 5.000% due 1/15/23	1,681,815
330,000	A+	University of Connecticut, Revenue Bonds, Series A, 5.000% due 11/1/27	424,410
		Total Connecticut	15,504,090
Delaware – 0.4%
		Delaware River & Bay Authority, Revenue Bonds:
85,000	A	Series C, 5.000% due 1/1/22	91,351
35,000	A	Series C, 5.000% due 1/1/24	40,427
80,000	A	Series C, 5.000% due 1/1/25	92,371
3,160,000	NR	State of Delaware, GO, Series B, Prerefunded 7/1/24 @ 100, 5.000% due 7/1/27(c)	3,716,033
		Total Delaware	3,940,182
District of Columbia – 0.7%
		District of Columbia, Revenue Bonds:
120,000	AAA	Series A, 5.000% due 12/1/36	128,217
195,000	A1(a)	Series A, 5.000% due 6/1/40	196,706
		Metropolitan Washington Airports Authority, Revenue Bonds:
90,000	AA-	Series A, 5.000% due 10/1/21(d)	95,694
50,000	AA-	Series A, 5.000% due 10/1/22(d)	55,145
75,000	AA-	Series A, 5.000% due 10/1/23(d)	85,541
2,500,000	AA-	Series A, 5.000% due 10/1/24(d)	2,943,600
225,000	AA-	Series A, 5.000% due 10/1/25(d)	272,912
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
District of Columbia – (continued)
$115,000	AA-	Series A, 5.000% due 10/1/28(d)	$149,770
280,000	AA-	Series A, 5.000% due 10/1/29(d)	357,604
95,000	AA-	Series A, 5.000% due 10/1/30(d)	122,429
205,000	AA-	Series A, 5.000% due 10/1/31(d)	261,440
60,000	AA-	Series A, 5.000% due 10/1/34(d)	74,964
55,000	AA-	Series A, 5.000% due 10/1/36(d)	68,459
195,000	AA-	Series C, 5.000% due 10/1/22(d)	207,466
210,000	AA-	Series C, 5.000% due 10/1/23(d)	223,461
190,000	AA-	Series C, 5.000% due 10/1/24(d)	202,179
255,000	AA-	Series C, 5.000% due 10/1/25(d)	271,302
400,000	A-	Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, 4.000% due 10/1/35	482,452
240,000	AA-	Washington Metropolitan Area Transit Authority, Revenue Bonds, Series B, 5.000% due 7/1/34	304,769
		Total District of Columbia	6,504,110
Florida – 4.9%
		Brevard County School District, COP:
95,000	Aa3(a)	5.000% due 7/1/27	110,868
215,000	Aa3(a)	5.000% due 7/1/30	249,752
85,000	Aa3(a)	Series C, 5.000% due 7/1/24	99,591
		Citizens Property Insurance Corp., Revenue Bonds:
80,000	A+	Series A1, 5.000% due 6/1/21	84,111
60,000	A+	Series A1, 5.000% due 6/1/22	65,398
		City of Clearwater FL Water & Sewer Revenue, Revenue Bonds:
40,000	AA+	5.000% due 12/1/21	42,933
65,000	AA+	Series Prerefunded 12/1/21 @ 100, 5.000% due 12/1/23(c)	69,743
70,000	AA+	Series Prerefunded 12/1/21 @ 100, 5.000% due 12/1/24(c)	75,107
685,000	AA-	City of Gainesville FL Utilities System Revenue, Revenue Bonds, Series A, 5.000% due 10/1/44	884,088
		City of Jacksonville FL, Revenue Bonds:
115,000	A+	5.000% due 10/1/22	126,834
155,000	A+	5.000% due 10/1/23	170,949
		City of Tallahassee FL, Revenue Bonds:
35,000	Baa1(a)	5.000% due 12/1/21	37,258
50,000	Baa1(a)	5.000% due 12/1/40	57,951
55,000	A+	City of Tampa FL, Revenue Bonds, 5.000% due 9/1/28	60,094
		County of Broward FL Airport System Revenue, Revenue Bonds:
60,000	A+	5.000% due 10/1/30(d)	75,508
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$90,000	A+	5.000% due 10/1/31(d)	$112,985
120,000	A+	Series A, 5.000% due 10/1/29(d)	143,468
85,000	A+	Series A, 5.000% due 10/1/31(d)	101,221
115,000	A+	Series A, 5.000% due 10/1/32(d)	136,809
1,000,000	A+	Series B, 5.000% due 10/1/29(d)	1,322,310
90,000	A+	Series Q1, 5.000% due 10/1/23	99,625
		County of Hillsborough FL Solid Waste & Resource Recovery Revenue, Revenue Bonds:
40,000	AA+	Series A, 5.000% due 9/1/20(d)	40,795
40,000	AA+	Series A, 5.000% due 9/1/21(d)	42,392
50,000	AA+	Series A, 5.000% due 9/1/22(d)	54,773
60,000	AA+	Series A, 5.000% due 9/1/23(d)	67,909
65,000	AA+	Series A, 5.000% due 9/1/24(d)	75,769
65,000	AA+	Series A, 5.000% due 9/1/25(d)	77,952
65,000	AA+	Series A, 5.000% due 9/1/26(d)	80,133
120,000	AA	County of Miami-Dade FL, GO, Series A, 5.000% due 11/1/23	137,999
		County of Miami-Dade FL, Revenue Bonds:
160,000	A+	5.000% due 10/1/28	200,197
120,000	A+	5.000% due 10/1/29	149,933
215,000	A+	5.000% due 10/1/30	268,006
65,000	A+	Series A, 5.000% due 10/1/25	71,671
210,000	A+	Series B, NPFG, 5.000% due 6/1/20	212,104
		County of Miami-Dade FL Aviation Revenue, Revenue Bonds:
175,000	A	Series A, 5.000% due 10/1/21(d)	186,100
85,000	A	Series A, 5.000% due 10/1/22(d)	93,747
290,000	A	Series A, 5.000% due 10/1/24(d)	319,293
55,000	A	Series A, 5.000% due 10/1/27(d)	64,222
80,000	A	Series A, 5.000% due 10/1/29(d)	93,143
70,000	A	Series A, 5.000% due 10/1/30	86,806
30,000	A	Series A, 5.000% due 10/1/31	37,143
160,000	A	Series A, 5.000% due 10/1/33(d)	185,742
70,000	A	Series A, 5.000% due 10/1/35(d)	81,094
90,000	A	Series A1, 5.000% due 10/1/22	92,164
1,800,000	A2(a)	Series A1, Prerefunded 10/1/20 @ 100, 5.375% due 10/1/41(c)	1,847,574
105,000	A	Series B, 5.000% due 10/1/20(d)	107,450
65,000	A	Series B, 5.000% due 10/1/24	71,916
215,000	A	Series B, 5.000% due 10/1/37	251,049
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$500,000	A	Series B, 5.000% due 10/1/40(d)	$616,750
295,000	AA	Series B, AGM, 5.000% due 10/1/35	301,918
		County of Miami-Dade FL Transit System, Revenue Bonds:
35,000	AA	5.000% due 7/1/21	36,918
50,000	AA	5.000% due 7/1/42	54,362
		Duval County Public Schools, COP:
125,000	A+	Series B, 5.000% due 7/1/27	149,542
30,000	A+	Series B, 5.000% due 7/1/28	35,805
190,000	A+	Series B, 5.000% due 7/1/30	226,942
650,000	BBB-	Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.000% due 10/1/27	797,153
		Florida Municipal Power Agency, Revenue Bonds:
30,000	A2(a)	5.000% due 10/1/24	35,559
45,000	A2(a)	5.000% due 10/1/27	54,664
80,000	A1(a)	Series A, 5.000% due 10/1/22	88,534
355,000	A2(a)	Series A, 5.000% due 10/1/26	391,434
55,000	A2(a)	Series A, 5.000% due 10/1/30	68,441
60,000	A2(a)	Series A, 5.000% due 10/1/31	74,544
2,500,000	AA	Florida’s Turnpike Enterprise, Revenue Bonds, Series C, 4.375% due 7/1/37	2,767,525
		Greater Orlando Aviation Authority, Revenue Bonds:
100,000	A+	Series A, 5.000% due 10/1/28(d)	126,381
60,000	A+	Series A, 5.000% due 10/1/30(d)	75,214
		Halifax Hospital Medical Center, Revenue Bonds:
35,000	A-	5.000% due 6/1/28	41,262
70,000	A-	5.000% due 6/1/35	81,493
		Indian River County School Board, COP:
75,000	AA-	Series A, 5.000% due 7/1/24	87,805
60,000	AA-	Series A, 5.000% due 7/1/25	72,539
200,000	A	JEA Electric System Revenue, Revenue Bonds, Series B, 5.000% due 10/1/26	246,938
		Lake County School Board, COP:
30,000	AA	Series A, AGM, 5.000% due 6/1/25	34,862
50,000	AA	Series A, AGM, 5.000% due 6/1/26	57,923
15,000	AA	Series A, AGM, 5.000% due 6/1/28	17,375
		Lee Memorial Health System, Revenue Bonds:
555,000	A+	Series A, 5.000% due 4/1/33	910,885
755,000	A+	Series A, 5.000% due 4/1/33(b)	711,942
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$415,000	A+	Series A, 5.000% due 4/1/35	$533,067
60,000	AA	Manatee County School District, Revenue Bonds, AGM-Insured, 5.000% due 10/1/25	73,837
		Miami-Dade County Expressway Authority, Revenue Bonds:
45,000	A	Series A, 5.000% due 7/1/31	54,973
115,000	A	Series A, 5.000% due 7/1/32	140,123
95,000	A	Series A, 5.000% due 7/1/33	115,301
30,000	A	Series A, 5.000% due 7/1/34	36,317
235,000	A	Series A, 5.000% due 7/1/40	238,170
85,000	A	Series A, 5.000% due 7/1/44	96,756
		Mid-Bay Bridge Authority, Revenue Bonds:
105,000	BBB+	Series A, 5.000% due 10/1/27	125,452
145,000	BBB+	Series A, 5.000% due 10/1/28	172,838
80,000	BBB+	Series A, 5.000% due 10/1/29	95,100
70,000	BBB+	Series A, 5.000% due 10/1/30	82,923
		Orange County Health Facilities Authority, Revenue Bonds:
200,000	A+	Series A, 5.000% due 10/1/39	241,448
365,000	A+	Series A, 5.000% due 10/1/42	389,032
150,000	A+	Series B, 5.000% due 10/1/42	159,876
		Orange County School Board, COP:
115,000	Aa2(a)	Series B, Prerefunded 8/1/22 @ 100, 5.000% due 8/1/26(c)	126,685
200,000	Aa2(a)	Series C, 5.000% due 8/1/29	242,120
		Orlando Utilities Commission, Revenue Bonds:
50,000	AA	Series A, 5.000% due 10/1/23	57,408
25,000	AA	Series A, 5.000% due 10/1/25	30,719
100,000	AA	Series B, 5.000% due 10/1/20	102,439
60,000	A+	Orlando-Orange County Expressway Authority, Revenue Bonds, 5.000% due 7/1/20	60,814
		Palm Beach County Health Facilities Authority, Revenue Bonds:
10,000	WD(f)	5.000% due 12/1/23	11,506
20,000	WD(f)	5.000% due 12/1/24	23,749
		Palm Beach County School District, COP:
55,000	Aa3(a)	Series A, 5.000% due 8/1/22	60,464
35,000	Aa3(a)	Series A, 5.000% due 8/1/23	39,897
40,000	Aa3(a)	Series A, 5.000% due 8/1/24	47,167
135,000	Aa3(a)	Series A, 5.000% due 8/1/25	164,514
705,000	Aa3(a)	Series A, 5.000% due 8/1/26	884,077
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$135,000	Aa3(a)	Series B, 5.000% due 8/1/25	$164,514
300,000	Aa3(a)	Series B, 5.000% due 8/1/26	363,816
240,000	Aa3(a)	Series B, 5.000% due 8/1/27	290,347
160,000	Aa3(a)	Series B, 5.000% due 8/1/28	192,909
695,000	Aa3(a)	Series D, 5.000% due 8/1/26	842,840
315,000	Aa3(a)	Series D, 5.000% due 8/1/27	381,081
110,000	Aa3(a)	Series D, 5.000% due 8/1/28	132,625
250,000	AA+	Palm Beach County Solid Waste Authority, Revenue Bonds, 5.000% due 10/1/24	266,515
		School Board of Miami-Dade County, COP:
570,000	A+	Series A, 5.000% due 5/1/31	691,028
120,000	AA	Series A, AGM, 5.000% due 5/1/27	144,728
220,000	A+	Series B, 5.000% due 8/1/27	272,014
395,000	A+	Series B, 5.000% due 5/1/28	474,020
340,000	A+	Series D, 5.000% due 11/1/24	401,741
355,000	A+	Series D, 5.000% due 11/1/25	421,246
230,000	A+	Series D, 5.000% due 11/1/26	272,111
115,000	A+	Series D, 5.000% due 2/1/29	139,335
190,000	A+	Series D, 5.000% due 2/1/30	229,453
		School District of Broward County, COP:
155,000	A+	Series A, 5.000% due 7/1/21	163,601
145,000	A+	Series A, 5.000% due 7/1/22	159,055
45,000	A+	Series A, 5.000% due 7/1/25	49,318
460,000	A+	Series A, 5.000% due 7/1/26	540,904
265,000	A+	Series A, 5.000% due 7/1/27	319,007
115,000	A+	Series A, 5.000% due 7/1/28	138,353
70,000	A+	Series A, 5.000% due 7/1/32	85,816
120,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 7/1/25(c)	131,482
580,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 7/1/26(c)	635,494
60,000	A+	Series B, 5.000% due 7/1/25	72,713
335,000	A+	Series B, 5.000% due 7/1/26	404,432
230,000	A+	Series B, 5.000% due 7/1/27	276,874
390,000	A+	Series B, 5.000% due 7/1/28	469,646
		Seminole County School Board, COP:
60,000	Aa3(a)	Series C, 5.000% due 7/1/23	67,939
50,000	Aa3(a)	Series C, 5.000% due 7/1/24	58,513
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$115,000	AA	South Florida Water Management District, COP, 5.000% due 10/1/30	$140,436
		South Miami Health Facilities Authority, Revenue Bonds:
75,000	AA-	5.000% due 8/15/24	88,339
120,000	AA-	5.000% due 8/15/25	145,844
		St Lucie County School Board, COP:
60,000	A	Series A, 5.000% due 7/1/25	67,518
125,000	A	Series A, 5.000% due 7/1/27	140,546
		State of Florida, GO:
5,995,000	AAA	5.000% due 7/1/32	7,877,250
358,000	AAA	Series C, 5.000% due 6/1/20	361,695
289,000	AAA	Series C, 5.000% due 6/1/22	304,369
145,000	AAA	Series E, 5.000% due 6/1/24	152,673
2,000,000	AA+	State of Florida Department of Transportation, Revenue Bonds, 5.000% due 7/1/27	2,580,620
		Tampa Bay Water, Revenue Bonds:
70,000	AA+	Series A, NPFG, 6.000% due 10/1/29	100,660
70,000	AA+	Series NPFG, 5.500% due 10/1/22	78,359
		Volusia County Educational Facility Authority, Revenue Bonds:
150,000	A3(a)	4.000% due 10/15/36	175,923
80,000	A3(a)	5.000% due 10/15/44	101,382
150,000	A3(a)	5.000% due 10/15/49	188,815
		Volusia County School Board, COP:
600,000	Aa3(a)	5.000% due 8/1/24	706,362
145,000	AA	Series A, 5.000% due 8/1/32	175,109
		Total Florida	44,334,531
Georgia – 2.4%
270,000	AA-	City of Atlanta GA Department of Aviation, Revenue Bonds, Series B, 5.000% due 7/1/44(d)	342,730
		City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds:
30,000	AA-	5.000% due 11/1/27	36,279
70,000	AA-	5.000% due 11/1/29	84,722
205,000	Aaa(a)	Colquitt County Development Authority, Revenue Bonds, zero coupon, due 12/1/21	201,255
45,000	A+	County of DeKalb GA Water & Sewerage Revenue, Revenue Bonds, Series A, 5.250% due 10/1/25	48,119
		DeKalb County Hospital Authority, Revenue Bonds:
170,000	WD(f)	Series Prerefunded 9/1/20 @ 100, 6.000% due 9/1/30(c)	174,371
310,000	WD(f)	Series Prerefunded 9/1/20 @ 100, 6.125% due 9/1/40(c)	318,162
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Georgia – (continued)
$830,000	A-	Development Authority of Burke County, Revenue Bonds, 2.925% due 11/1/53(b)	$877,949
155,000	AA-	Fulton County Development Authority, Revenue Bonds, 5.000% due 6/15/44	198,409
		Main Street Natural Gas Inc., Revenue Bonds:
1,690,000	Aa1(a)	Series B, 4.000% due 8/1/49(b)	1,930,470
840,000	Aa2(a)	Series C, 4.000% due 8/1/48(b)	929,880
195,000	A3(a)	Monroe County Development Authority, Revenue Bonds, 2.350% due 10/1/48(b)	197,050
		Municipal Electric Authority of Georgia, Revenue Bonds:
265,000	A-	Series A, 5.000% due 1/1/21	273,578
160,000	A-	Series A, 5.000% due 1/1/27	197,837
145,000	A-	Series A, 5.000% due 1/1/30	185,854
105,000	A	Series GG, 5.000% due 1/1/24	116,394
35,000	A	Series GG, 5.000% due 1/1/25	38,797
145,000	A	Series GG, 5.000% due 1/1/26	160,654
		Municipal Gas Authority of Georgia, Revenue Bonds:
60,000	AA-	Series Q, 5.000% due 10/1/22	66,239
35,000	AA-	Series S, 5.000% due 10/1/22	38,639
70,000	AA-	Series S, 5.000% due 10/1/24	77,373
40,000	AA-	Series U, 5.000% due 10/1/24	47,314
		State of Georgia, GO:
5,000,000	AAA	Series A, 5.000% due 7/1/29	6,628,300
2,500,000	AAA	Series A, 5.000% due 7/1/32	3,366,750
3,835,000	AAA	Series C, 5.000% due 7/1/29	4,951,522
		Total Georgia	21,488,647
Hawaii – 0.1%
		City & County of Honolulu HI, GO:
115,000	Aa1(a)	Series D, 5.000% due 9/1/22	126,907
90,000	Aa1(a)	Series D, 5.000% due 9/1/26	113,227
500,000	AA+	State of Hawaii, GO, Series FH, 5.000% due 10/1/28	629,600
115,000	AA-	State of Hawaii Airports System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/45(d)	133,894
		Total Hawaii	1,003,628
Idaho – 0.4%
		Idaho Housing & Finance Association, Revenue Bonds:
60,000	A2(a)	5.000% due 7/15/20	60,902
90,000	A2(a)	5.000% due 7/15/21	95,026
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Idaho – (continued)
$100,000	A2(a)	5.000% due 7/15/22	$109,432
45,000	A2(a)	5.000% due 7/15/23	50,958
35,000	A2(a)	5.000% due 7/15/24	40,947
35,000	A2(a)	5.000% due 7/15/25	42,264
95,000	A2(a)	5.000% due 7/15/27	121,072
75,000	Aa1(a)	Series A, 4.000% due 1/1/50	83,599
2,380,000	Aa1(a)	Kootenai County School District No 271 Coeur d’Alene, GO, 4.000% due 9/15/28	2,864,282
		Total Idaho	3,468,482
Illinois – 7.0%
		Chicago Board of Education, GO:
185,000	BB-	Series A, 5.000% due 12/1/27	230,379
1,180,000	BB-	Series A, 5.000% due 12/1/30	1,515,108
60,000	BB-	Series A, 5.000% due 12/1/41	63,418
55,000	BB-	Series A, 5.000% due 12/1/42	59,768
45,000	BB-	Series A, NPFG, 5.250% due 12/1/21	47,797
240,000	BB-	Series B, 5.000% due 12/1/28	304,366
100,000	BB-	Series C, 5.000% due 12/1/24	115,986
640,000	BB-	Series C, 5.000% due 12/1/25	761,990
1,465,000	BB-	Series C, 5.000% due 12/1/26	1,787,447
505,000	BB-	Series C, 5.000% due 12/1/27	628,871
45,000	BB-	Series C, 5.250% due 12/1/39	51,465
170,000	BB-	Series C, 5.500% due 12/1/39	181,339
530,000	BB-	Series D, 5.000% due 12/1/46	643,749
30,000	BB-	Series F, 5.000% due 12/1/20	30,747
		Chicago Midway International Airport, Revenue Bonds:
65,000	A	Series A, 5.000% due 1/1/29(d)	78,257
100,000	A	Series A, 5.000% due 1/1/30(d)	120,081
70,000	A	Series A, 5.000% due 1/1/31(d)	83,845
190,000	A	Series A, 5.000% due 1/1/32(d)	215,312
30,000	A	Series B, 5.000% due 1/1/22	32,242
95,000	A	Series B, 5.000% due 1/1/24	109,381
		Chicago O’Hare International Airport, Revenue Bonds:
75,000	BBB+	5.000% due 7/1/38(d)	91,384
50,000	A	Series A, 5.000% due 1/1/22	53,736
200,000	A	Series B, 5.000% due 1/1/22(d)	214,678
65,000	A	Series C, 5.000% due 1/1/22	69,857
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$40,000	A	Series C, 5.000% due 1/1/23	$44,616
45,000	A	Series C, 5.000% due 1/1/24	51,995
65,000	A	Series C, 5.000% due 1/1/25	77,622
60,000	A	Series C, 5.000% due 1/1/26	73,894
70,000	A	Series C, 5.000% due 1/1/33	84,673
80,000	A	Series C, 5.000% due 1/1/34	96,677
420,000	A	Series C, Prerefunded 1/1/21 @ 100, 6.500% due 1/1/41(c)	439,706
60,000	A	Series D, 5.000% due 1/1/27(d)	74,587
15,000	A	Series D, 5.000% due 1/1/28(d)	18,586
85,000	A	Series D, 5.000% due 1/1/31(d)	104,062
45,000	A	Series D, 5.000% due 1/1/33(d)	54,897
		Chicago Transit Authority, Revenue Bonds:
50,000	A+	5.000% due 6/1/22	54,184
45,000	A+	5.000% due 6/1/23	50,408
40,000	A	City of Chicago IL Wastewater Transmission Revenue, Revenue Bonds, 5.000% due 1/1/23	42,830
30,000	AA	City of Chicago IL Waterworks Revenue, Revenue Bonds, AGM-Insured, 5.250% due 11/1/33	30,090
		Cook County Forest Preserve District, GO:
30,000	AA-	Series B, 5.000% due 12/15/23	32,487
40,000	AA-	Series B, 5.000% due 12/15/24	43,316
60,000	AA-	Series C, 5.000% due 12/15/25	64,878
155,000	Aaa(a)	Cook Kane Lake & McHenry Counties Community College District No 512, GO, Series B, 5.000% due 12/1/24	184,033
		County of Cook IL, GO:
565,000	A+	Series A, 5.250% due 11/15/24	583,084
60,000	A+	Series C, 5.000% due 11/15/22	65,725
145,000	A+	Series C, 5.000% due 11/15/23	158,838
540,000	A+	Series C, 5.000% due 11/15/24	591,786
15,000	AA	Series C, AGM, 5.000% due 11/15/25	16,522
85,000	A+	Series G, 5.000% due 11/15/25	87,268
35,000	Aa3(a)	Grundy & Will Counties Community Unit School District No 1 Coal City, GO, 5.000% due 2/1/29	42,904
835,000	AA+	Illinois Development Finance Authority, Revenue Bonds, zero coupon, due 7/15/23	807,420
		Illinois Finance Authority, Revenue Bonds:
90,000	AA-	5.000% due 8/15/23	91,657
40,000	AA+	5.000% due 7/15/25	48,372
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$60,000	AA+	5.000% due 7/15/26	$74,642
75,000	A+	5.000% due 11/15/26	81,982
25,000	Baa1(a)	5.000% due 8/15/27	29,642
70,000	A	5.000% due 5/15/28	84,760
60,000	AA+	5.000% due 7/15/28	77,325
40,000	A	5.000% due 5/15/29	48,208
150,000	AAA	5.000% due 7/1/29	189,986
25,000	A+	5.000% due 11/15/29	27,195
110,000	A3(a)	5.000% due 12/1/29	133,860
145,000	AAA	5.000% due 1/1/30	183,519
190,000	Baa3(a)	5.000% due 9/1/30	238,900
255,000	AAA	5.000% due 7/1/31	322,623
235,000	AA+	5.000% due 9/1/32	257,017
175,000	Baa1(a)	5.000% due 8/15/35	203,658
170,000	A	5.000% due 1/1/36	203,225
870,000	A	5.000% due 1/1/38	1,040,398
315,000	AA+	5.000% due 9/1/38	342,959
2,230,000	A3(a)	5.000% due 12/1/40	2,664,516
465,000	AA+	4.000% due 2/15/41	532,709
95,000	A+	5.000% due 11/15/43	101,186
1,300,000	A	5.000% due 1/1/44	1,535,703
840,000	Baa1(a)	5.000% due 8/15/44	964,068
100,000	A3(a)	5.000% due 12/1/46	118,522
25,000	BBB+	5.000% due 8/1/49	29,278
4,360,000	AA+	5.000% due 7/15/57(b)	4,834,935
60,000	AA+	Series A, 6.000% due 5/1/20	60,496
10,000	A+	Series A, 5.000% due 11/15/21	10,683
45,000	A	Series A, 5.000% due 5/15/23	48,785
495,000	AA-	Series A, 5.000% due 2/15/24	569,993
95,000	AA-	Series A, 5.000% due 2/15/25	112,839
45,000	AA-	Series A, 5.000% due 2/15/26	55,016
30,000	A	Series A, 5.000% due 11/15/27	36,154
35,000	A	Series A, 5.000% due 11/15/28	42,041
1,000,000	A	Series A, 5.000% due 5/15/29	1,282,640
55,000	A	Series A, 5.000% due 11/15/29	65,805
1,000,000	A	Series A, 5.000% due 5/15/30	1,274,890
75,000	A	Series A, 5.000% due 7/1/30	91,298
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$1,000,000	A	Series A, 5.000% due 5/15/31	$1,268,350
100,000	A	Series A, 5.000% due 11/15/32	118,545
95,000	BBB	Series A, 5.000% due 8/15/33	111,874
50,000	A	Series A, 5.000% due 7/1/34	60,227
15,000	AA+	Series A, 5.000% due 9/1/34	17,392
60,000	A+	Series A, 5.000% due 11/15/34	70,440
255,000	A	Series A, 5.000% due 7/1/36	305,181
70,000	A	Series A, 5.000% due 11/15/45	81,301
20,000	BBB+	Series A, 5.000% due 8/1/47	23,459
185,000	AA+	Series A, Prerefunded 5/1/20 @ 100, 6.250% due 5/1/21(c)	186,606
85,000	A+	Series B, 5.000% due 11/15/26	101,778
35,000	AA+	Series C, 5.000% due 2/15/22	37,796
40,000	BBB+	Series C, 5.000% due 8/1/22	43,442
15,000	AA+	Series C, 5.000% due 2/15/24	17,380
45,000	BBB+	Series C, 5.000% due 8/1/24	51,797
75,000	AA+	Series C, 5.000% due 2/15/26	92,520
200,000	AA+	Series C, 5.000% due 2/15/28	252,010
135,000	AA+	Series C, 5.000% due 2/15/29	169,475
50,000	AA+	Series C, 5.000% due 2/15/31	62,310
365,000	AA+	Series C, 5.000% due 2/15/32	454,177
145,000	AA+	Series C, 5.000% due 2/15/33	180,080
35,000	AA+	Series C, 3.750% due 2/15/34	39,635
160,000	AA+	Series C, 4.000% due 2/15/36	185,224
65,000	AA+	Series C, 5.000% due 2/15/36	80,325
315,000	AA+	Series C, 5.000% due 2/15/41	385,771
45,000	NR	Series C, Prerefunded 8/15/20 @ 100, 5.000% due 8/15/23(c)	45,841
1,055,000	AA+	Series E, 1.750% due 11/15/42(b)	1,063,567
60,000	AA-	Series L, Prerefunded 12/1/21 @ 100, 5.000% due 12/1/22(c)	64,269
20,000	NR	Series Prerefunded 2/15/27 @ 100, 4.000% due 2/15/41(c)	24,019
230,000	A1(a)	Series Prerefunded 5/15/22 @ 100, 5.000% due 5/15/43(c)	250,546
		Illinois Municipal Electric Agency, Revenue Bonds:
290,000	A	Series A, 5.000% due 2/1/28	348,571
105,000	A	Series A, 5.000% due 2/1/31	125,399
		Illinois State Toll Highway Authority, Revenue Bonds:
50,000	AA-	Series A, 5.000% due 12/1/31	60,740
365,000	AA-	Series A, 5.000% due 1/1/40	432,875
290,000	AA-	Series C, 5.000% due 1/1/38	339,662
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$175,000	AA-	Series D, 5.000% due 1/1/24	$201,635
255,000	Aa3(a)	Kane Cook & DuPage Counties School District No U-46 Elgin, GO, Series B, AMBAC-Insured, zero coupon, due 1/1/22	250,392
		Kane McHenry Cook & De Kalb Counties Unit School District No 300, GO:
260,000	AA	5.000% due 1/1/26	310,781
55,000	AA	5.000% due 1/1/29	70,199
155,000	Baa2(a)	Lake County Community High School District No 117 Antioch, GO, Series B, NPFG, zero coupon, due 12/1/20	153,297
230,000	AA	McHenry & Kane Counties Community Consolidated School District No 158 Huntley, GO, AGM-Insured, zero coupon, due 1/1/24	216,372
		McHenry County Community Unit School District No 200 Woodstock, GO:
215,000	Aa2(a)	Series B, NPFG, zero coupon, due 1/15/24	203,302
225,000	Aa2(a)	Series B, NPFG, zero coupon, due 1/15/25	209,194
170,000	Aa2(a)	Series B, NPFG, zero coupon, due 1/15/26	155,086
		McHenry County Conservation District, GO:
65,000	AA+	5.000% due 2/1/24	74,942
175,000	AA+	5.000% due 2/1/27	209,534
		Metropolitan Pier & Exposition Authority, Revenue Bonds:
845,000	BBB	5.000% due 6/15/50	1,035,328
75,000	Baa2(a)	Series A, NPFG, zero coupon, due 6/15/20	74,748
105,000	Baa2(a)	Series A, NPFG, zero coupon, due 6/15/23	100,492
195,000	BBB	Series A, NPFG, zero coupon, due 12/15/23	185,170
4,680,000	BBB	Series A, NPFG, zero coupon, due 6/15/28	4,068,792
115,000	AA	Series B, AGM, zero coupon, due 6/15/47	57,708
		Railsplitter Tobacco Settlement Authority, Revenue Bonds:
310,000	A	5.000% due 6/1/23	348,204
405,000	A	5.000% due 6/1/24	470,092
405,000	WD(f)	Series Prerefunded 6/1/21 @ 100, 5.500% due 6/1/23(c)	428,624
		Regional Transportation Authority, Revenue Bonds:
70,000	AA	Series A, 5.000% due 7/1/20	70,929
70,000	AA	Series A, 5.000% due 7/1/21	73,731
		State of Illinois, GO:
345,000	AA	AGM, 5.000% due 1/1/21	346,045
95,000	BBB-	5.000% due 3/1/20	95,000
120,000	BBB-	5.000% due 11/1/20	123,162
80,000	BBB-	5.000% due 3/1/21	83,126
45,000	BBB-	5.000% due 8/1/21	47,489
225,000	BBB-	5.000% due 1/1/22	239,942
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$145,000	BBB-	5.000% due 3/1/22	$155,952
190,000	BBB-	5.000% due 8/1/22	207,300
45,000	BBB-	5.000% due 2/1/23	49,877
220,000	BBB-	5.000% due 4/1/23	245,181
100,000	BBB-	5.000% due 8/1/23	112,658
225,000	BBB-	5.000% due 6/1/25	266,629
65,000	BBB-	5.000% due 2/1/26	74,030
3,005,000	BBB-	5.000% due 6/1/26	3,638,755
270,000	BBB-	5.000% due 2/1/27	324,893
180,000	BBB-	5.000% due 2/1/28	220,412
60,000	BBB-	5.000% due 4/1/28	68,485
25,000	BBB-	5.000% due 5/1/28	28,602
165,000	BBB-	5.000% due 2/1/29	201,536
305,000	BBB-	5.250% due 2/1/31	347,374
70,000	BBB-	5.000% due 5/1/32	79,522
190,000	BBB-	5.000% due 5/1/33	215,589
115,000	BBB-	5.500% due 7/1/38	129,063
65,000	BBB-	Series A, 4.000% due 1/1/23	68,328
105,000	BBB-	Series A, 5.000% due 1/1/33	111,622
365,000	BBB-	Series B, 5.000% due 9/1/21	385,652
360,000	BBB-	Series B, 5.000% due 9/1/22	393,897
365,000	BBB-	Series B, 5.000% due 9/1/23	412,308
365,000	BBB-	Series B, 5.000% due 9/1/24	423,732
1,500,000	BBB-	Series B, 5.000% due 10/1/26	1,830,855
620,000	BBB-	Series D, 5.000% due 11/1/23	704,332
405,000	BBB-	Series D, 5.000% due 11/1/25	485,563
390,000	BBB-	Series D, 5.000% due 11/1/26	476,397
735,000	A1(a)	Tender Option Bond Trust Receipts/Certificates, Special Tax, Series 2017XG0108, 1.300% due 4/1/46(b)(e)	735,000
		University of Illinois, Revenue Bonds:
115,000	A-	6.250% due 10/1/38	131,785
115,000	A-	6.000% due 10/1/42	130,500
		Will County Community Unit School District No 365 Valley View, GO:
2,420,000	Aa2(a)	Series A, 5.000% due 11/1/25	2,924,885
165,000	AA	Series B, AGM, zero coupon, due 11/1/26	150,922
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$200,000	AA	Will County School District No 86 Joliet, GO, AGM-Insured, zero coupon, due 11/1/21	$196,392
		Total Illinois	62,563,704
Indiana – 2.6%
		City of Indianapolis IN Thermal Energy System Revenue, Revenue Bonds:
315,000	A	Series A, 5.000% due 10/1/24	369,044
340,000	A	Series A, 5.000% due 10/1/25	410,557
240,000	AA	Series B, AGM, 5.000% due 10/1/20	245,683
160,000	AA	Series B, AGM, 5.000% due 10/1/21	170,306
		City of Whiting IN, Revenue Bonds:
415,000	A-	5.250% due 1/1/21	429,218
360,000	A-	5.000% due 12/1/44(b)(d)	440,190
1,020,000	A-	5.000% due 11/1/45(b)(d)	1,124,632
300,000	A-	County of St Joseph IN, Revenue Bonds, 4.000% due 4/1/38	345,942
		Indiana Finance Authority, Revenue Bonds:
30,000	AA-	5.000% due 3/1/22	32,463
90,000	AA-	5.000% due 8/15/25	101,878
30,000	AA-	5.000% due 9/1/25	36,262
30,000	AA-	5.000% due 9/1/26	37,196
15,000	AA-	5.000% due 9/1/29	18,343
5,000,000	AAA	5.000% due 2/1/35	6,589,800
240,000	AA-	5.000% due 3/1/36	279,322
60,000	AA-	5.000% due 9/1/36	72,369
900,000	BBB+	1.350% due 12/1/37(b)(d)	900,000
535,000	AA	1.650% due 12/1/42(b)	541,003
320,000	AA	2.250% due 12/1/58(b)	341,702
115,000	AA	Series A, 5.250% due 10/1/24	122,821
65,000	AA	Series A, 5.000% due 10/1/25	71,952
70,000	AA	Series A, 5.000% due 10/1/26	83,156
35,000	AA	Series A, 5.000% due 10/1/28	41,510
45,000	AA-	Series Prerefunded 3/1/22 @ 100, 5.000% due 3/1/23(c)	48,695
30,000	AA-	Series Prerefunded 3/1/22 @ 100, 5.000% due 3/1/30(c)	32,463
155,000	AA-	Series Prerefunded 3/1/22 @ 100, 5.000% due 3/1/41(c)	167,727
		Indiana Health Facility Financing Authority, Revenue Bonds:
7,500,000	AA+	Series E, 1.130% due 11/15/39(b)	7,500,000
1,000,000	AA+	Series F, 2.000% due 11/15/36(b)(g)	1,028,610
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Indiana – (continued)
$295,000	Aaa(a)	Indiana Housing & Community Development Authority, Revenue Bonds, Series B, 3.500% due 1/1/49	$324,302
		Indiana Municipal Power Agency, Revenue Bonds:
20,000	A+	Series A, 5.000% due 1/1/24	21,899
20,000	A+	Series A, 5.000% due 1/1/25	21,895
55,000	A+	Series A, 5.000% due 1/1/26	60,184
10,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/24(c)	10,981
10,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/25(c)	10,981
25,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/26(c)	27,453
515,000	AAA	Indiana University, Revenue Bonds, Series W-1, 5.000% due 8/1/26	609,487
		Lake Central Multi-District School Building Corp., Revenue Bonds:
40,000	AA+	Series B, 4.000% due 1/15/22	42,259
30,000	AA+	Series B, 5.000% due 7/15/22	32,837
80,000	AA+	Series B, 5.000% due 7/15/23	89,164
120,000	AA+	Series B, 5.000% due 7/15/24	133,638
125,000	AA+	Series B, 5.000% due 7/15/25	139,132
		Total Indiana	23,107,056
Iowa – 1.4%
1,155,000	Aa1(a)	City of Cedar Rapids IA, GO, Series A, 5.000% due 6/1/25	1,355,185
		Iowa Finance Authority, Revenue Bonds:
3,840,000	AAA	5.000% due 8/1/31	4,919,539
90,000	BBB(f)	Series A, 5.000% due 5/15/43	104,466
105,000	BBB(f)	Series A, 5.000% due 5/15/48	120,879
5,000,000	A3(a)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(b)	6,117,050
		Total Iowa	12,617,119
Kansas – 0.2%
1,000,000	Aa2(a)	Geary County Unified School District No 475, GO, Series B, 5.000% due 9/1/20	1,020,780
30,000	AA-	Kansas Development Finance Authority, Revenue Bonds, Series H, 5.000% due 3/1/25	30,000
		Wyandotte County-Kansas City Unified Government Utility System Revenue, Revenue Bonds:
130,000	A	Series A, 5.000% due 9/1/24	142,782
30,000	A	Series A, 5.000% due 9/1/30	36,081
35,000	A	Series A, 5.000% due 9/1/32	41,953
30,000	A	Series B, 5.000% due 9/1/23	32,965
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Kansas – (continued)
$45,000	A	Series B, 5.000% due 9/1/24	$49,425
		Total Kansas	1,353,986
Kentucky – 1.7%
		City of Ashland KY, Revenue Bonds:
50,000	BBB-	5.000% due 2/1/28	61,954
65,000	BBB-	5.000% due 2/1/32	81,394
		City of Pikeville KY, Revenue Bonds:
595,000	Baa2(a)	6.000% due 3/1/22	620,484
185,000	Baa2(a)	Series Prerefunded 3/1/21 @ 100, 6.000% due 3/1/22(c)	194,433
		County of Carroll KY, Revenue Bonds:
1,250,000	A	1.200% due 2/1/32(b)(d)	1,252,312
280,000	A	1.750% due 10/1/34(b)(d)	287,734
		Kenton County Airport Board, Revenue Bonds:
25,000	A1(a)	5.000% due 1/1/25	29,828
15,000	A1(a)	5.000% due 1/1/26	18,435
45,000	A1(a)	5.000% due 1/1/29	54,798
50,000	A1(a)	5.000% due 1/1/30	60,728
1,530,000	A2(a)	Kentucky Bond Development Corp., Revenue Bonds, Series A, 5.000% due 9/1/24	1,787,116
		Kentucky Economic Development Finance Authority, Revenue Bonds:
45,000	AA	AGM, 5.000% due 12/1/47	49,347
50,000	Baa3(a)	Series B, 5.000% due 6/1/25	58,614
55,000	Baa3(a)	Series B, 5.000% due 6/1/26	64,417
55,000	Baa3(a)	Series B, 5.000% due 6/1/27	64,271
60,000	Baa3(a)	Series B, 5.000% due 6/1/28	69,942
65,000	Baa3(a)	Series B, 5.000% due 6/1/29	75,604
65,000	Baa3(a)	Series B, 5.000% due 6/1/30	75,382
5,000,000	A1(a)	Kentucky Public Energy Authority, Revenue Bonds, Series B, 4.000% due 1/1/49(b)	5,646,100
		Kentucky State Property & Building Commission, Revenue Bonds:
145,000	A-	5.000% due 5/1/28	185,229
15,000	A-	5.000% due 5/1/29	19,128
40,000	AA	5.000% due 5/1/31	50,921
110,000	A-	Series A, 5.000% due 10/1/27	125,003
165,000	A-	Series A, 5.000% due 2/1/29	199,706
170,000	A-	Series A, 5.000% due 2/1/30	205,086
65,000	A-	Series A, 5.000% due 2/1/32	78,069
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Kentucky – (continued)
$80,000	A-	Series A, 5.000% due 2/1/33	$95,727
1,285,000	A-	Series B, 5.000% due 11/1/27	1,593,323
55,000	A1(a)	Series D, 5.000% due 5/1/21	57,565
35,000	A1(a)	Series D, 5.000% due 5/1/26	42,828
30,000	A1(a)	Series D, 5.000% due 5/1/27	37,547
30,000	A1(a)	Series D, 5.000% due 5/1/28	37,493
		Louisville/Jefferson County Metropolitan Government, Revenue Bonds:
525,000	A	Series A, 5.000% due 10/1/29	652,565
95,000	A	Series A, 5.000% due 10/1/32	117,224
70,000	A	Series A, 5.500% due 10/1/33	80,373
185,000	A	Series A, 5.750% due 10/1/38	212,835
100,000	BBB+	Series Prerefunded 6/1/22 @ 100, 5.000% due 12/1/28(c)	108,878
335,000	BBB+	Series Prerefunded 6/1/22 @ 100, 5.000% due 12/1/29(c)	364,741
20,000	BBB+	Series Prerefunded 6/1/22 @ 100, 5.000% due 12/1/30(c)	21,776
355,000	A+	University of Louisville, Revenue Bonds, Series C, 3.000% due 9/1/21	365,398
		Total Kentucky	15,204,308
Louisiana – 0.5%
		Calcasieu Parish Memorial Hospital Service District, Revenue Bonds:
100,000	BB+	5.000% due 12/1/25	118,346
100,000	BB+	5.000% due 12/1/26	120,749
100,000	BB+	5.000% due 12/1/27	122,782
100,000	BB+	5.000% due 12/1/28	124,359
90,000	AA-	City of New Orleans LA, GO, 5.000% due 12/1/20	92,744
1,500,000	AA	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, 5.000% due 10/1/26	1,862,730
		Louisiana Public Facilities Authority, Revenue Bonds:
40,000	A	Series A, 5.000% due 12/15/22	44,474
85,000	A	Series A, 5.000% due 12/15/23	97,721
60,000	A2(a)	Louisiana Stadium & Exposition District, Revenue Bonds, Series A, 5.000% due 7/1/24	67,791
		New Orleans Aviation Board, Revenue Bonds:
70,000	A	Series B, 5.000% due 1/1/24(d)	79,774
85,000	A	Series B, 5.000% due 1/1/25(d)	99,702
65,000	A	Series B, 5.000% due 1/1/27(d)	76,110
10,000	A	Series B, 5.000% due 1/1/29(d)	12,257
20,000	A	Series B, 5.000% due 1/1/31(d)	24,341
20,000	A	Series B, 5.000% due 1/1/36(d)	24,136
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Louisiana – (continued)
$15,000	A	Series B, 5.000% due 1/1/37(d)	$18,070
20,000	A	Series D2, 5.000% due 1/1/26(d)	24,089
15,000	A	Series D2, 5.000% due 1/1/29(d)	18,385
20,000	A	Series D2, 5.000% due 1/1/30(d)	24,425
45,000	A	Series D2, 5.000% due 1/1/32(d)	54,671
35,000	A	Series D2, 5.000% due 1/1/35(d)	42,313
15,000	A	Series D2, 5.000% due 1/1/38(d)	18,022
		Parish of St John the Baptist LA, Revenue Bonds:
565,000	BBB	2.000% due 6/1/37(b)	578,662
270,000	BBB	2.100% due 6/1/37(b)	279,666
600,000	BBB	2.200% due 6/1/37(b)	630,546
		Total Louisiana	4,656,865
Maine – 0.4%
		Maine Health & Higher Educational Facilities Authority, Revenue Bonds:
155,000	BBB	5.000% due 7/1/43	168,296
60,000	BBB	Series A, 4.000% due 7/1/41	64,554
25,000	BBB	Series A, 5.000% due 7/1/41	28,688
80,000	BBB	Series A, 4.000% due 7/1/46	85,629
15,000	BBB	Series A, 5.000% due 7/1/46	17,145
2,500,000	AA+	Maine State Housing Authority, Revenue Bonds, Series B, 3.150% due 11/15/39	2,674,400
		Maine Turnpike Authority, Revenue Bonds:
65,000	AA-	5.000% due 7/1/25	78,962
60,000	AA-	5.000% due 7/1/27	72,262
		Total Maine	3,189,936
Maryland – 3.4%
		City of Baltimore MD, Revenue Bonds:
105,000	AA	Series C, 5.000% due 7/1/28	132,822
195,000	AA	Series C, 5.000% due 7/1/31	244,079
200,000	AA	Series C, 5.000% due 7/1/33	249,486
170,000	AA-	Series D, 5.000% due 7/1/33	211,686
2,500,000	SP-1+	County of Baltimore MD, GO, 4.000% due 3/19/20(g)	2,503,725
2,500,000	AAA	County of Howard MD, GO, Series D, 5.000% due 2/15/30	3,267,350
		County of Prince George’s MD, GO:
3,595,000	AAA	Series A, 5.000% due 7/15/22	3,951,911
5,805,000	AAA	Series A, 5.000% due 7/15/29	7,697,024
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Maryland – (continued)
$2,065,000	AAA	Series C, 4.000% due 8/1/26	$2,288,247
		Maryland Community Development Administration, Revenue Bonds:
400,000	Aa1(a)	Series B, 4.000% due 9/1/49	445,688
320,000	Aa1(a)	Series C, 5.000% due 9/1/28	418,064
315,000	Aa1(a)	Series C, 3.500% due 3/1/50	346,676
		Maryland Economic Development Corp., Revenue Bonds:
45,000	Baa3(a)	Series A, 5.000% due 6/1/23	50,439
45,000	Baa3(a)	Series A, 5.000% due 6/1/24	52,070
45,000	Baa3(a)	Series A, 5.000% due 6/1/25	53,502
60,000	Baa3(a)	Series A, 5.000% due 6/1/26	73,255
40,000	Baa3(a)	Series A, 5.000% due 6/1/27	49,971
30,000	Baa3(a)	Series A, 5.000% due 6/1/31	37,813
30,000	Baa3(a)	Series A, 5.000% due 6/1/32	37,744
35,000	BBB-	Series D, 5.000% due 3/31/30(d)	41,952
65,000	BBB-	Series D, 5.000% due 3/31/51(d)	75,028
		Maryland Health & Higher Educational Facilities Authority, Revenue Bonds:
30,000	BBB	5.000% due 7/1/27	35,819
40,000	BBB	5.000% due 7/1/28	47,643
65,000	BBB	5.000% due 7/1/29	77,239
30,000	BBB	5.000% due 7/1/31	35,465
35,000	A	Series A, 5.000% due 7/1/24	38,154
30,000	A	Series A, 5.000% due 7/1/25	32,660
65,000	BBB+	Series A, 5.000% due 7/1/33	77,847
50,000	BBB+	Series A, 5.000% due 7/1/34	59,728
20,000	BBB+	Series A, 5.000% due 7/1/35	23,831
50,000	BBB+	Series A, 5.000% due 7/1/36	59,410
155,000	BBB+	Series A, 4.000% due 7/1/42	169,679
70,000	WD(f)	Series Prerefunded 7/1/20 @ 100, 5.625% due 7/1/30(c)	71,107
225,000	WD(f)	Series Prerefunded 7/1/20 @ 100, 5.750% due 7/1/38(c)	228,650
		State of Maryland, GO:
2,000,000	AAA	Series A, 5.000% due 8/1/31	2,700,300
1,500,000	AAA	Series C, 5.000% due 8/1/20	1,526,040
3,000,000	AAA	State of Maryland Department of Transportation, Revenue Bonds, 3.500% due 10/1/33	3,372,510
		Total Maryland	30,784,614
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Massachusetts – 1.3%
		Commonwealth of Massachusetts, GO:
$290,000	AA	Series A, Prerefunded 4/1/21 @ 100, 5.000% due 4/1/23(c)	$303,267
400,000	AA	Series B, 5.250% due 8/1/20	407,404
90,000	AA	Series B, 5.000% due 7/1/22	98,811
520,000	AA	Series C, 5.000% due 4/1/23	587,106
2,000,000	AA	Series C, 5.000% due 5/1/42	2,598,200
45,000	AA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A, 5.000% due 7/1/45	53,636
		Massachusetts Development Finance Agency, Revenue Bonds:
45,000	AA-	5.000% due 7/1/23	51,081
115,000	AA-	5.000% due 7/1/24	135,062
50,000	A	5.000% due 7/1/30	65,436
235,000	A	5.000% due 7/1/31	306,449
500,000	Baa2(a)	5.000% due 7/1/34	637,350
65,000	AAA	Series A, 5.000% due 7/15/22	71,518
145,000	NR	Series A, Prerefunded 11/15/23 @ 100, 6.250% due 11/15/28(c)(e)	169,022
140,000	BBB	Series D, 5.000% due 7/1/44	161,174
500,000	AA+	Series N, 1.450% due 7/1/41(b)	503,680
55,000	AA-	Series Q-1, 5.000% due 7/1/21	55,178
105,000	AA-	Series S, 5.000% due 7/1/30	135,637
585,000	A+	Series S-1, 5.000% due 10/1/24	696,314
335,000	AA-	Series S4, 5.000% due 7/1/38(b)	387,414
1,170,000	AA	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Revenue Bonds, Series A, 5.000% due 1/1/39(b)	1,305,720
2,500,000	AA-	University of Massachusetts Building Authority, Revenue Bonds, Series 1, 4.000% due 11/1/43	2,687,825
		Total Massachusetts	11,417,284
Michigan – 1.4%
160,000	AA	City of Detroit MI Sewage Disposal System Revenue, Revenue Bonds, Series G, AGM-Insured, 1.879% (3-Month USD-LIBOR) due 7/1/32(b)	157,602
85,000	Aa1(a)	Clarkston Community Schools, GO, 5.000% due 5/1/22	92,482
155,000	AA	Detroit Downtown Development Authority, Series A, AGM-Insured, 5.000% due 7/1/37	175,686
		Grand Rapids Public Schools, GO, AGM:
40,000	AA	5.000% due 5/1/27	50,846
55,000	AA	5.000% due 5/1/29	69,271
100,000	AA	5.000% due 5/1/30	122,303
145,000	AA	5.000% due 5/1/31	176,842
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – (continued)
$20,000	AA	5.000% due 5/1/32	$24,359
90,000	AA	5.000% due 5/1/33	109,367
		Kalamazoo Hospital Finance Authority, Revenue Bonds:
100,000	A2(a)	5.000% due 5/15/27	122,434
75,000	A2(a)	5.000% due 5/15/28	91,561
100,000	AAA	Kent County Building Authority, Revenue Bonds, 5.500% due 6/1/22	110,082
		Kent Hospital Finance Authority, Revenue Bonds:
30,000	AA	Series A, 5.000% due 11/15/20	30,852
20,000	AA	Series A, 5.000% due 11/15/21	21,376
		Michigan Finance Authority, Revenue Bonds:
310,000	AA	AGM, 5.000% due 7/1/22	339,444
1,250,000	Aa3(a)	5.000% due 11/1/23	1,429,200
45,000	AA-	5.000% due 12/1/23	51,864
750,000	Aa3(a)	5.000% due 11/1/24	886,568
50,000	AA-	5.000% due 12/1/24	59,519
85,000	AA-	5.000% due 12/1/25	104,307
40,000	AA-	5.000% due 12/1/26	50,507
10,000	AA-	5.000% due 7/1/27	12,008
35,000	AA-	5.000% due 12/1/27	45,254
160,000	A+	5.000% due 8/15/28	180,885
60,000	AA-	5.000% due 12/1/28	77,451
30,000	AA-	5.000% due 7/1/29	35,939
60,000	A+	5.000% due 8/15/29	67,679
35,000	AA-	5.000% due 7/1/31	41,713
30,000	AA-	5.000% due 7/1/32	35,692
25,000	AA-	5.000% due 7/1/33	29,742
205,000	A+	5.000% due 11/15/36	223,628
45,000	A+	5.000% due 11/15/42	48,642
735,000	AA-	5.000% due 12/1/44(b)	871,188
45,000	WR(a)	Series A, 5.000% due 6/1/21	47,260
190,000	A	Series A, 5.000% due 11/15/48	239,778
65,000	WR(a)	Series A, Prerefunded 6/1/22 @ 100, 5.000% due 6/1/27(c)	70,999
140,000	WR(a)	Series A, Prerefunded 6/1/22 @ 100, 5.000% due 6/1/39(c)	152,920
		Michigan State Building Authority, Revenue Bonds:
495,000	AA-	Series I, 5.000% due 10/15/34	610,894
80,000	AA-	Series I, 5.000% due 4/15/35	98,487
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – (continued)
		Michigan State Hospital Finance Authority, Revenue Bonds:
$700,000	AA-	Series C, 5.000% due 12/1/20	$721,399
45,000	AA-	Series C, 5.000% due 12/1/24	53,567
40,000	AA-	Series C, 5.000% due 12/1/25	49,161
60,000	AA-	Series C, 5.000% due 12/1/26	75,761
40,000	AA-	Series C, 5.000% due 12/1/27	51,718
60,000	AA-	Series C, 5.000% due 12/1/28	77,451
180,000	AA+	Series C, 2.400% due 11/15/47(b)	187,069
710,000	AA+	Series F5, 4.000% due 11/15/47(b)	799,268
		Michigan Strategic Fund, Revenue Bonds:
290,000	A	1.450% due 8/1/29(b)	290,812
35,000	A	1.450% due 9/1/30(b)	35,098
500,000	A	1.800% due 10/1/49(b)(d)	514,815
		Portage Public Schools, GO:
35,000	AA-	5.000% due 11/1/27	43,330
90,000	AA-	5.000% due 11/1/29	111,101
		Royal Oak Hospital Finance Authority, Revenue Bonds:
30,000	A+	5.000% due 9/1/22	33,020
60,000	A+	5.000% due 9/1/24	69,599
95,000	AA	State of Michigan, Revenue Bonds, 5.000% due 3/15/27	121,035
280,000	AA+	State of Michigan Trunk Line Revenue, Revenue Bonds, AGM-Insured, 5.500% due 11/1/20	288,789
		Warren Consolidated Schools, GO:
130,000	AA	5.000% due 5/1/30	158,908
140,000	AA	5.000% due 5/1/31	170,650
145,000	AA	5.000% due 5/1/32	176,503
		Wayne County Airport Authority, Revenue Bonds:
5,000	A	Series A, 5.000% due 12/1/29	6,399
10,000	A	Series A, 5.000% due 12/1/30	12,748
10,000	A	Series A, 5.000% due 12/1/31	12,721
15,000	A	Series A, 5.000% due 12/1/36	18,903
620,000	A	Series B, 5.000% due 12/1/29(d)	780,456
15,000	A	Series B, 5.000% due 12/1/30(d)	18,808
15,000	A	Series B, 5.000% due 12/1/31(d)	18,768
10,000	A	Series B, 5.000% due 12/1/33(d)	12,464
25,000	A	Series B, 5.000% due 12/1/36(d)	30,987
60,000	A	Series C, 5.000% due 12/1/22	66,671
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – (continued)
$65,000	A	Series C, 5.000% due 12/1/23	$74,785
70,000	A	Series C, 5.000% due 12/1/24	83,255
60,000	A	Series C, 5.000% due 12/1/25	73,629
45,000	A	Series C, 5.000% due 12/1/26	56,720
45,000	A	Series C, 5.000% due 12/1/27	58,067
		Total Michigan	12,521,066
Minnesota – 1.7%
60,000	Baa1(a)	City of Maple Grove MN, Revenue Bonds, 5.000% due 9/1/26	71,962
40,000	WD(f)	Housing & Redevelopment Authority of The City of St Paul Minnesota, Revenue Bonds, Series Prerefunded 11/15/25 @ 100, 5.000% due 11/15/40(c)	49,192
2,500,000	AAA	Metropolitan Council, GO, Series I, 3.000% due 3/1/27	2,603,100
		State of Minnesota, GO:
5,000,000	AAA	Series A, 5.000% due 8/1/37	6,499,200
4,835,000	AAA	Series B, 5.000% due 8/1/27	6,276,362
		Total Minnesota	15,499,816
Mississippi – 0.8%
		Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds:
225,000	A2(a)	5.000% due 1/1/30	293,368
435,000	A2(a)	5.000% due 1/1/34	559,110
170,000	A+	5.000% due 10/1/40(b)	213,833
		State of Mississippi, GO:
160,000	AA	Series A, 5.000% due 10/1/30	205,867
1,250,000	AA	Series A, 5.000% due 10/1/34	1,595,675
3,000,000	A+	State of Mississippi, Revenue Bonds, Series A, 5.000% due 10/15/34	3,849,630
		Total Mississippi	6,717,483
Missouri – 0.5%
		Cape Girardeau County Industrial Development Authority, Revenue Bonds:
30,000	BBB-	Series A, 5.000% due 3/1/27	36,286
35,000	BBB-	Series A, 5.000% due 3/1/36	41,257
		Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds:
30,000	A+	5.000% due 5/15/29	36,612
30,000	A+	5.000% due 5/15/30	36,447
30,000	A+	5.000% due 5/15/31	36,307
85,000	A+	5.000% due 5/15/36	101,538
70,000	AA-	Series B, 5.000% due 2/1/30	83,592
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Missouri – (continued)
$80,000	AA-	Series B, 5.000% due 2/1/32	$95,052
65,000	AA-	Series B, 5.000% due 2/1/36	76,510
20,000	AA-	Series B, 4.000% due 2/1/40	21,900
105,000	AA-	Series B, 5.000% due 2/1/45	121,682
2,500,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/37	3,155,200
5,000	A	Missouri Development Finance Board, Revenue Bonds, Series A, 6.000% due 6/1/20	5,059
85,000	AA+	Missouri Housing Development Commission, Revenue Bonds, 4.000% due 5/1/50	95,078
100,000	BB+(f)	St Louis County Industrial Development Authority, Revenue Bonds, 5.125% due 9/1/48	114,728
		Total Missouri	4,057,248
Montana – 0.1%
		Montana Board of Housing, Revenue Bonds:
105,000	AA+	Series A-1, 4.000% due 12/1/47(d)	111,054
40,000	AA+	Series B, 4.000% due 6/1/50	45,689
		Montana Facility Finance Authority, Revenue Bonds:
35,000	A+(f)	5.000% due 2/15/21	36,337
40,000	A+(f)	5.000% due 2/15/22	43,058
60,000	A+(f)	5.000% due 2/15/23	66,792
60,000	A+(f)	5.000% due 2/15/24	68,914
60,000	A+(f)	5.000% due 2/15/25	71,076
90,000	A+(f)	5.000% due 2/15/26	109,396
		Total Montana	552,316
Nebraska – 0.1%
		Nebraska Investment Finance Authority, Revenue Bonds:
240,000	AA+	Series B, 4.000% due 9/1/49(d)	265,008
275,000	AA+	Series E, 3.750% due 9/1/49(d)	298,216
		Nebraska Public Power District, Revenue Bonds:
115,000	A+	Series B, 5.000% due 1/1/31	139,971
125,000	A+	Series B, 5.000% due 1/1/34	150,901
155,000	A+	Series B, 5.000% due 1/1/36	186,499
		Total Nebraska	1,040,595
Nevada – 1.4%
		City of Carson City NV, Revenue Bonds:
20,000	A-	5.000% due 9/1/24	23,199
15,000	A-	5.000% due 9/1/28	18,678
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Nevada – (continued)
$20,000	A-	5.000% due 9/1/30	$24,691
20,000	A-	5.000% due 9/1/32	24,583
20,000	A-	5.000% due 9/1/34	24,463
		Clark County School District, GO:
75,000	A+	Series A, 5.000% due 6/15/21	78,953
65,000	A+	Series A, 5.000% due 6/15/23	73,690
170,000	A+	Series A, 5.000% due 6/15/25	205,731
3,620,000	A+	Series A, 5.000% due 6/15/28	4,689,348
1,000,000	A+	Series C, 5.000% due 6/15/23	1,133,700
280,000	A+	County of Clark Department of Aviation, Revenue Bonds, Series C, 5.000% due 7/1/21(d)	294,924
345,000	A-	County of Clark NV, Revenue Bonds, Series A, 1.875% due 6/1/31(b)	345,180
2,250,000	AA+	County of Clark NV, GO, Series A, 5.000% due 6/1/35	2,894,220
1,300,000	A+	County of Washoe NV, Revenue Bonds, 2.050% due 3/1/36(b)(d)	1,320,046
		Las Vegas Valley Water District, GO:
85,000	AA+	Series A, 5.000% due 6/1/32	104,838
145,000	AA+	Series A, 5.000% due 6/1/33	178,537
155,000	AA+	Series A, 5.000% due 6/1/34	190,571
30,000	AA+	Series B, 5.000% due 6/1/22	32,812
60,000	AA+	Series B, 5.000% due 6/1/23	65,624
60,000	AA+	Series B, 5.000% due 6/1/24	65,624
30,000	AA+	Series B, 5.000% due 6/1/25	32,804
130,000	AA+	Nevada Housing Division, Revenue Bonds, Series B, 4.000% due 10/1/49	145,393
		State of Nevada, GO:
40,000	AA+	5.000% due 8/1/21	42,381
80,000	AA+	5.000% due 3/1/25	89,846
		Total Nevada	12,099,836
New Hampshire – 0.5%
1,535,000	BBB+	City of Manchester NH General Airport Revenue, Revenue Bonds, Series A, 5.000% due 1/1/21	1,583,782
		New Hampshire Business Finance Authority, Revenue Bonds:
740,000	A-	2.150% due 7/1/27(b)(d)	766,189
544,412	BBB	4.125% due 1/20/34	670,769
		New Hampshire Health & Education Facilities Authority Act, Revenue Bonds:
40,000	BBB+	4.000% due 7/1/22	42,602
40,000	AA-	5.000% due 7/1/24	46,978
35,000	BBB+	5.000% due 7/1/26	38,087
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Hampshire – (continued)
$135,000	A-	5.000% due 10/1/26	$166,587
145,000	A-	5.000% due 10/1/27	178,188
60,000	A-	5.000% due 10/1/28	73,533
70,000	AA-	5.000% due 7/1/30	90,425
210,000	A-	5.000% due 10/1/30	255,669
25,000	A-	4.000% due 10/1/38	28,114
70,000	A2(a)	Series A, 5.000% due 10/1/43	75,544
		New Hampshire State Turnpike System, Revenue Bonds:
65,000	AA-	Series B, 5.000% due 2/1/22	70,180
65,000	AA-	Series B, 5.000% due 2/1/23	70,078
50,000	AA-	Series B, 5.000% due 2/1/24	53,887
		Total New Hampshire	4,210,612
New Jersey – 2.4%
		Camden County Improvement Authority, Revenue Bonds:
60,000	BBB+	5.000% due 2/15/24	68,839
30,000	BBB+	5.000% due 2/15/25	34,382
		City of Bayonne NJ, GO:
45,000	AA	5.000% due 7/1/31	54,366
30,000	AA	5.000% due 7/1/32	36,190
30,000	AA	5.000% due 7/1/33	36,129
		New Jersey Economic Development Authority, Revenue Bonds:
30,000	AA	AGM, 5.000% due 6/1/25	35,735
40,000	AA	AGM, 5.000% due 6/1/27	50,034
60,000	AA	AGM, 5.000% due 6/1/28	75,276
45,000	AA	AGM, 5.000% due 6/1/29	56,362
40,000	BBB+	5.000% due 3/1/25	44,417
850,000	BBB+	5.000% due 11/1/34	1,081,812
100,000	NR	5.000% due 10/1/39(e)	103,380
100,000	NR	5.000% due 1/1/40(e)	102,332
1,000,000	BBB+	Series EEE, 5.000% due 6/15/30	1,262,860
220,000	BBB+	Series II, 5.000% due 3/1/21	229,178
270,000	BBB+	Series NN, 5.000% due 3/1/23	300,424
370,000	BBB+	Series NN, 5.000% due 3/1/24	410,859
580,000	BBB+	Series XX, 5.000% due 6/15/26	686,413
55,000	Baa1(a)	New Jersey Educational Facilities Authority, Revenue Bonds, Series A, 5.000% due 7/1/29	67,108
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Jersey – (continued)
		New Jersey Health Care Facilities Financing Authority, Revenue Bonds:
$10,000	BBB	5.000% due 7/1/21	$10,491
25,000	BBB	5.000% due 7/1/22	27,163
90,000	BBB	5.000% due 7/1/23	100,837
25,000	BBB	5.000% due 7/1/24	28,809
25,000	BBB	5.000% due 7/1/25	29,582
10,000	BBB	5.000% due 7/1/26	12,113
15,000	BBB	5.000% due 7/1/27	18,140
75,000	BBB	5.000% due 7/1/28	90,294
250,000	BBB-	5.000% due 7/1/41	291,662
620,000	AA-	5.000% due 7/1/42(b)	754,422
615,000	AA-	5.000% due 7/1/45(b)	763,935
15,000	AA	Series A, 5.000% due 7/1/28	18,651
45,000	AA	Series A, 5.000% due 7/1/33	55,845
		New Jersey Higher Education Student Assistance Authority, Revenue Bonds:
165,000	Aa1(a)	Series A, 5.000% due 12/1/22	183,297
115,000	Aa1(a)	Series A, 5.000% due 12/1/23	132,129
65,000	Aa1(a)	Series A, 5.000% due 12/1/24	77,076
125,000	Aa1(a)	Series A, 5.000% due 12/1/25	152,609
40,000	AA	Series 1A, 5.000% due 12/1/22(d)	44,217
100,000	AA	Series 1A, 5.000% due 12/1/24(d)	117,511
40,000	AA	Series 1B, 5.000% due 12/1/21(d)	42,746
		New Jersey Transportation Trust Fund Authority, Revenue Bonds:
5,000,000	A+	5.000% due 6/15/24	5,779,000
435,000	A+	5.000% due 6/15/27	526,389
1,320,000	BBB+	5.000% due 12/15/28	1,680,505
100,000	BBB+	4.000% due 12/15/39	115,790
200,000	BBB+	5.000% due 12/15/39	251,908
870,000	BBB+	Series A, zero coupon, due 12/15/27	744,407
195,000	BBB+	Series A, zero coupon, due 12/15/28	162,351
220,000	BBB+	Series A, 5.000% due 12/15/33	275,827
2,000,000	BBB+	Series A, 5.000% due 12/15/34	2,503,020
215,000	BBB+	Series AA, 5.000% due 6/15/23	233,542
345,000	BBB+	Series AA, 5.000% due 6/15/24	374,742
360,000	BBB+	Series AA, 5.000% due 6/15/25	415,062
215,000	BBB+	Series AA, 5.000% due 6/15/26	247,682
145,000	BBB+	Series AA, 5.000% due 6/15/29	156,910
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Jersey – (continued)
		New Jersey Turnpike Authority, Revenue Bonds:
$60,000	A+	Series C1, 1.498% (1-Month USD-LIBOR) due 1/1/21(b)	$60,104
555,000	A+	Series C5, 1.618% (1-Month USD-LIBOR) due 1/1/28(b)	555,583
		Total New Jersey	21,770,447
New Mexico – 0.4%
2,000,000	AAA	City of Albuquerque NM, GO, Series A, 5.000% due 7/1/20	2,027,420
340,000	A-	City of Farmington NM, Revenue Bonds, Series A, 1.875% due 4/1/29(b)	340,177
		City of Santa Fe NM, Revenue Bonds:
10,000	BB+(f)	2.250% due 5/15/24	10,063
20,000	BB+(f)	2.625% due 5/15/25	20,201
490,000	AA	New Mexico Hospital Equipment Loan Council, Revenue Bonds, Series B, 5.000% due 8/1/49(b)	593,797
185,000	Aaa(a)	New Mexico Mortgage Finance Authority, Revenue Bonds, Series D, 3.750% due 1/1/50	205,022
		Total New Mexico	3,196,680
New York – 10.7%
		City of New York NY, GO:
190,000	AA	Series A, 5.000% due 8/1/22	209,070
2,035,000	AA	Series B1, 5.000% due 12/1/38	2,533,636
90,000	AA	Series C, 5.000% due 8/1/27	107,725
5,000,000	AA	Series D1, 5.000% due 12/1/34	6,529,700
1,000,000	AA	Series F1, 5.000% due 4/1/43	1,256,770
2,825,000	AA+	Series F4, 1.130% due 6/1/44(b)	2,825,000
2,000,000	AA	Series H, 5.000% due 1/1/36	2,599,640
90,000	AA	Series J, 5.000% due 8/1/22	99,033
1,925,000	AA	County of Nassau NY, GO, Series A, AGM-Insured, 5.000% due 4/1/32	2,458,591
		Dutchess County Local Development Corp., Revenue Bonds:
30,000	AA	Series A, AGM, 5.000% due 7/1/20	30,405
30,000	A-	Series A, Prerefunded 7/1/20 @ 100, 5.750% due 7/1/40(c)	30,479
		Hudson Yards Infrastructure Corp., Revenue Bonds:
115,000	A+	Series A, 5.000% due 2/15/32	145,452
215,000	A+	Series A, 5.000% due 2/15/35	270,072
		Long Island Power Authority, Revenue Bonds:
60,000	A	Series B, 5.000% due 9/1/22	66,134
45,000	A	Series B, 5.000% due 9/1/23	51,364
40,000	A	Series B, 5.000% due 9/1/24	47,184
1,000,000	A	Series B, 1.650% due 9/1/49(b)	1,020,950
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
		Metropolitan Transportation Authority, Revenue Bonds:
$770,000	A	Series A1, 5.000% due 11/15/45(b)	$791,144
3,765,000	SP-1	Series B1A, 5.000% due 5/15/20	3,795,948
2,000,000	SP-1	Series B1D, 5.000% due 5/15/20	2,016,440
2,735,000	SP-1	Series B2D, 5.000% due 5/15/21	2,867,155
290,000	A	Series C2, zero coupon, due 11/15/33	223,413
1,000,000	SP-1	Series C2, 5.000% due 9/1/21	1,060,110
		MTA Hudson Rail Yards Trust Obligations, Revenue Bonds:
370,000	A2(a)	Series A, 5.000% due 11/15/51	393,510
860,000	A2(a)	Series A, 5.000% due 11/15/56	966,124
3,000,000	AA	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S1, 5.000% due 7/15/29	3,864,930
		New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
770,000	AAA	5.000% due 11/1/20	772,441
2,500,000	AAA	4.000% due 11/1/40	2,991,700
2,500,000	AAA	1.220% due 8/1/45(b)	2,500,000
160,000	AAA	Series A, 5.000% due 11/1/21	171,203
2,000,000	AAA	Series A3, 4.000% due 8/1/42	2,323,420
145,000	AAA	Series B, 4.000% due 2/1/21	149,270
100,000	AAA	Series B, 5.000% due 2/1/21	103,851
275,000	AAA	Series C2, 5.000% due 5/1/32	355,097
		New York City Water & Sewer System, Revenue Bonds:
1,725,000	AA+	5.000% due 6/15/23	1,965,879
4,285,000	AA+	1.220% due 6/15/50(b)	4,285,000
5,000,000	AA+	Series AA, 5.000% due 6/15/32	5,274,750
		New York State Dormitory Authority, Revenue Bonds:
385,000	AA	5.000% due 5/15/23	420,643
2,000,000	AA-	2.000% due 7/1/33	2,033,720
750,000	A-	5.000% due 5/1/48(b)	856,017
30,000	A-	Series A, 5.000% due 7/1/23	33,927
70,000	A-	Series A, 5.000% due 7/1/25	84,225
4,000,000	Aa1(a)	Series A, 5.250% due 3/15/38	5,240,160
7,000,000	AA+	Series C, 5.000% due 3/15/33	9,059,400
2,150,000	AAA	New York State Environmental Facilities Corp., Revenue Bonds, Series A, 5.000% due 6/15/33	2,811,770
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
		New York State Thruway Authority Highway & Bridge Trust Fund, Revenue Bonds:
$235,000	AA+	Series A, Prerefunded 4/1/20 @ 100, 5.000% due 4/1/23(c)	$235,790
65,000	AA+	Series A1, 5.000% due 4/1/20	65,213
60,000	AA+	Series A1, 5.000% due 4/1/21	62,699
		New York State Urban Development Corp., Revenue Bonds:
5,000,000	AA+	Series A, 5.000% due 3/15/20	5,007,100
285,000	AA+	Series A, 5.000% due 3/15/22	300,125
80,000	AA+	Series A, 5.000% due 3/15/32	101,044
		New York Transportation Development Corp., Revenue Bonds:
245,000	Baa3(a)	5.000% due 7/1/41(d)	282,833
395,000	Baa3(a)	5.250% due 1/1/50(d)	457,548
630,000	AA	Oneida County Local Development Corp., Revenue Bonds, AGM-Insured, 5.000% due 12/1/25	725,143
5,000,000	AA-	Port Authority of New York & New Jersey, Revenue Bonds, Series 207, 5.000% due 9/15/24(d)	5,873,950
400,000	AA+	Sales Tax Asset Receivable Corp., Revenue Bonds, Series A, 4.000% due 10/15/32	456,892
90,000	Aa1(a)	State of New York Mortgage Agency, Revenue Bonds, Series 211, 3.500% due 10/1/32(d)	98,276
		Triborough Bridge & Tunnel Authority, Revenue Bonds:
4,000,000	AA-	Series A, Prerefunded 1/1/22 @ 100, 5.000% due 1/1/26(c)	4,318,640
85,000	AA-	Series B, 5.000% due 11/15/23	98,151
115,000	AA-	Series B, 5.000% due 11/15/24	132,839
		Total New York	95,908,695
North Carolina – 1.3%
		County of New Hanover NC, Revenue Bonds:
25,000	A+	5.000% due 10/1/27	30,739
205,000	A+	5.000% due 10/1/47	241,146
100,000	BBB	Nash Health Care Systems, Revenue Bonds, 5.000% due 11/1/41	106,118
		North Carolina Medical Care Commission, Revenue Bonds:
175,000	A	5.000% due 6/1/21	176,960
115,000	A	5.000% due 6/1/22	116,284
655,000	A	2.200% due 12/1/48(b)	668,159
		State of North Carolina, Revenue Bonds:
330,000	AA	5.000% due 3/1/22	357,175
290,000	AA	5.000% due 3/1/23	325,598
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
North Carolina – (continued)
$10,000,000	AAA	University of North Carolina at Chapel Hill, Revenue Bonds, Series B, 1.459% (1-Month USD-LIBOR) due 12/1/34(b)	$10,006,600
		Total North Carolina	12,028,779
Ohio – 0.8%
1,605,000	Baa2(a)	Akron Bath Copley Joint Township Hospital District, Revenue Bonds, 5.250% due 11/15/46	1,927,734
		American Municipal Power Inc., Revenue Bonds:
45,000	A	5.000% due 2/15/21	46,781
60,000	A	5.000% due 2/15/22	64,854
40,000	A	5.000% due 2/15/42	42,665
800,000	A	Series A, 2.300% due 2/15/38(b)	814,256
65,000	A	Series Prerefunded 2/15/22 @ 100, 5.000% due 2/15/23(c)	70,284
60,000	A	Series Prerefunded 2/15/22 @ 100, 5.000% due 2/15/24(c)	64,878
10,000	NR	Series Prerefunded 2/15/22 @ 100, 5.000% due 2/15/42(c)	10,803
		City of Cleveland OH Airport System Revenue, Revenue Bonds:
30,000	AA	Series A, AGM, 5.000% due 1/1/26	35,654
45,000	AA	Series A, AGM, 5.000% due 1/1/28	53,037
65,000	AA	Series A, AGM, 5.000% due 1/1/29	76,276
60,000	AA	Series A, AGM, 5.000% due 1/1/30	70,194
		Cleveland Department of Public Utilities Division of Water, Revenue Bonds:
35,000	AA	Series A, Prerefunded 1/1/22 @ 100, 5.000% due 1/1/26(c)	37,702
45,000	AA	Series A, Prerefunded 1/1/22 @ 100, 5.000% due 1/1/27(c)	48,473
55,000	AA	Columbus City School District, GO, 5.000% due 12/1/32	68,038
80,000	A+	County of Allen OH Hospital Facilities Revenue, Revenue Bonds, Series B, 5.000% due 8/1/47(b)	86,843
		County of Fairfield OH, Revenue Bonds:
70,000	Ba2(a)	5.000% due 6/15/25	76,417
75,000	Ba2(a)	5.000% due 6/15/26	81,673
80,000	Ba2(a)	5.000% due 6/15/27	86,856
85,000	Ba2(a)	5.000% due 6/15/28	92,000
		County of Franklin OH, Revenue Bonds:
60,000	Aa2(a)	5.000% due 11/1/25	73,402
60,000	Aa2(a)	5.000% due 11/1/26	75,457
65,000	Baa1(a)	County of Lake OH, Revenue Bonds, 5.000% due 8/15/27	76,995
135,000	BBB	County of Lucas OH, Revenue Bonds, Series A, Prerefunded 11/15/21 @ 100, 6.500% due 11/15/37(c)	147,844
170,000	BB+	County of Muskingum OH, Revenue Bonds, 5.000% due 2/15/27	186,038
465,000	A3(a)	County of Scioto OH, Revenue Bonds, 5.000% due 2/15/29	543,413
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Ohio – (continued)
		County of Wood OH, Revenue Bonds:
$20,000	Ba2(a)	5.000% due 12/1/32	$21,347
25,000	Ba2(a)	5.000% due 12/1/42	26,470
60,000	Aaa(a)	Ohio Housing Finance Agency, Revenue Bonds, Series B, 4.500% due 3/1/50	68,423
335,000	A+	Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Series A2, zero coupon, due 2/15/42	198,504
2,000,000	AAA	Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Series A, 1.110% due 12/1/36(b)	2,000,000
		State of Ohio, Revenue Bonds:
75,000	AA	5.000% due 1/1/27	95,199
145,000	AA	5.000% due 1/1/29	187,945
		Total Ohio	7,556,455
Oklahoma – 0.2%
560,000	AA-	Canadian County Educational Facilities Authority, Revenue Bonds, 5.000% due 9/1/26	695,111
		Grand River Dam Authority, Revenue Bonds:
35,000	AA-	Series A, 5.000% due 6/1/27	40,958
45,000	AA-	Series A, 5.000% due 6/1/28	52,573
		Oklahoma City Public Property Authority, Revenue Bonds:
30,000	AA-	5.000% due 10/1/25	36,443
45,000	AA-	5.000% due 10/1/26	54,797
35,000	AA-	5.000% due 10/1/27	42,594
		Oklahoma Development Finance Authority, Revenue Bonds:
30,000	BB+	Series B, 5.000% due 8/15/27	37,388
30,000	BB+	Series B, 5.000% due 8/15/28	38,185
10,000	BB+	Series B, 5.000% due 8/15/29	12,600
90,000	WR(a)	Series Prerefunded 2/15/22 @ 100, 5.000% due 2/15/23(c)	97,226
210,000	WR(a)	Series Prerefunded 2/15/22 @ 100, 5.000% due 2/15/42(c)	226,861
		Oklahoma Municipal Power Authority, Revenue Bonds:
50,000	A	Series A, 5.000% due 1/1/26	59,583
175,000	A	Series A, 5.000% due 1/1/27	208,173
60,000	A	Series A, 5.000% due 1/1/28	71,297
45,000	A	Series A, 5.000% due 1/1/29	53,418
60,000	A	Series B, 5.000% due 1/1/27	71,405
		Total Oklahoma	1,798,612
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Oregon – 1.0%
$85,000	Aa1(a)	Hillsboro School District No 1J, GO, 5.000% due 6/15/30	$108,502
3,800,000	A+	Oregon State Business Development Commission, Revenue Bonds, Series 232, 2.400% due 12/1/40(b)	3,966,478
2,675,000	AA+	Salem-Keizer School District No 24J, GO, 5.000% due 6/15/32	3,481,325
1,035,000	AA+	State of Oregon, GO, Series A, 5.000% due 5/1/20	1,042,059
		Total Oregon	8,598,364

Pennsylvania – 1.8%
600,000	A+	Allegheny County Hospital Development Authority, Revenue Bonds, 5.000% due 7/15/25	727,674
375,000	BBB+	Berks County Municipal Authority, Revenue Bonds, Series B, 5.000% due 2/1/40(b)	470,610
		City of Philadelphia PA, GO:
195,000	A	Series A, 5.000% due 8/1/20	198,321
550,000	A	Series A, 5.000% due 8/1/22	603,949
1,000,000	A	Series B, 5.000% due 2/1/24	1,155,860
85,000	A	Series B, 5.000% due 8/1/27	102,407
300,000	A	Series B, 5.000% due 8/1/29	359,679
320,000	A	Series B, 5.000% due 8/1/30	382,515
335,000	A	Series B, 5.000% due 8/1/31	399,608
		City of Philadelphia PA Airport Revenue, Revenue Bonds:
50,000	A	Series B, 5.000% due 7/1/30(d)	62,064
70,000	A	Series B, 5.000% due 7/1/31(d)	86,636
		Commonwealth Financing Authority, Revenue Bonds:
1,010,000	A	Series A, 5.000% due 6/1/28	1,311,768
500,000	A	Series B, 5.000% due 6/1/25	601,505
		Commonwealth of Pennsylvania, GO:
60,000	A+	5.000% due 7/1/21	63,346
290,000	A+	5.000% due 10/15/27	332,531
810,000	A+	5.000% due 9/15/29	1,010,888
110,000	A+	5.000% due 3/15/31	130,661
220,000	NR	Erie County Hospital Authority, Revenue Bonds, Series A, Prerefunded 7/1/20 @ 100, 7.000% due 7/1/27(c)	224,385
		General Authority of Southcentral Pennsylvania, Revenue Bonds:
190,000	Aa3(a)	5.000% due 6/1/38	244,148
310,000	Aa3(a)	5.000% due 6/1/39	397,445
		Lehigh County Industrial Development Authority, Revenue Bonds:
165,000	A	1.800% due 2/15/27(b)	167,907
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Pennsylvania – (continued)
$1,375,000	A	Series A, 1.800% due 9/1/29(b)	$1,393,535
95,000	A+	Monroeville Finance Authority, Revenue Bonds, 5.000% due 2/15/26	117,315
		Montgomery County Higher Education & Health Authority, Revenue Bonds:
10,000	BBB-	5.000% due 10/1/23	11,181
40,000	BBB-	5.000% due 10/1/28	47,828
45,000	BBB-	5.000% due 10/1/29	53,607
140,000	BBB-	5.000% due 10/1/32	165,383
325,000	A	5.000% due 9/1/33	424,060
225,000	BBB-	5.000% due 10/1/36	264,091
500,000	BBB-	5.000% due 10/1/40	581,890
115,000	A	Series A, AMBAC, 6.000% due 6/1/22(g)	125,581
		Northampton County General Purpose Authority, Revenue Bonds:
1,000,000	A+	5.000% due 11/1/27	1,293,750
75,000	A-	4.000% due 8/15/48	84,739
		Pennsylvania Economic Development Financing Authority, Revenue Bonds:
90,000	A	5.000% due 3/1/21	93,408
60,000	A	5.000% due 3/1/22	64,556
300,000	A-	1.120% due 8/1/45(b)(d)	300,057
165,000	A-	Series A, 1.700% due 8/1/37(b)(d)	165,355
100,000	BBB+	Series B, 1.200% due 4/1/49(b)(d)(g)	100,020
		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds:
35,000	AA	Series A, 5.000% due 8/15/27	44,840
35,000	AA	Series A, 5.000% due 8/15/28	44,843
60,000	AA	Series A, 5.000% due 8/15/30	76,317
		Pennsylvania Turnpike Commission, Revenue Bonds:
15,000	A1(a)	Series A1, 5.000% due 12/1/22	16,672
15,000	A1(a)	Series A1, 5.000% due 12/1/23	17,258
45,000	A1(a)	Series A1, 5.000% due 12/1/29	57,863
30,000	A1(a)	Series A1, 5.000% due 12/1/34	37,902
35,000	A	Series A2, 5.000% due 12/1/28	43,872
35,000	A	Series A2, 5.000% due 12/1/33	44,529
		Philadelphia Gas Works Co., Revenue Bonds:
30,000	A	5.000% due 8/1/23	34,067
20,000	A	5.000% due 8/1/24	23,460
25,000	A	5.000% due 8/1/25	30,274
30,000	AA	Pittsburgh School District, GO, Series A, AGM-Insured, 5.000% due 9/1/20	30,622
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Pennsylvania – (continued)
$250,000	AA	Pittsburgh Water & Sewer Authority, Revenue Bonds, Series A, AGM-Insured, 5.000% due 9/1/44	$317,360
		School District of Philadelphia, GO:
405,000	A2(a)	Series C, 5.000% due 9/1/20	413,092
175,000	A2(a)	Series C, 5.000% due 9/1/21	178,549
		State Public School Building Authority, Revenue Bonds:
180,000	AA	AGM, 5.000% due 12/1/28	222,797
130,000	AA	AGM, 5.000% due 12/1/33	158,016
40,000	A2(a)	5.000% due 6/1/26	47,581
		Total Pennsylvania	16,160,177
Rhode Island – 0.4%
		Rhode Island Health & Educational Building Corp., Revenue Bonds:
240,000	AA	AGM, 5.000% due 5/15/25	286,846
165,000	BBB+	5.000% due 5/15/39	193,834
2,000,000	AA+	Series A, 5.000% due 9/1/29	2,588,280
195,000	BB-	Series A, 5.000% due 9/1/31	228,267
155,000	AA+	Rhode Island Housing & Mortgage Finance Corp./RI, Revenue Bonds, Series 70, 4.000% due 10/1/49	172,873
100,000	AA	Rhode Island Student Loan Authority, Revenue Bonds, Series A, 3.500% due 12/1/34(d)	108,106
		Tobacco Settlement Financing Corp., Revenue Bonds:
55,000	BBB	Series A, 5.000% due 6/1/27	64,703
70,000	BBB	Series A, 5.000% due 6/1/28	82,100
		Total Rhode Island	3,725,009
South Carolina – 2.7%
		Beaufort-Jasper Water & Sewer Authority, Revenue Bonds:
30,000	AA+	Series B, 5.000% due 3/1/22	32,502
30,000	AA+	Series B, 5.000% due 3/1/24	34,928
30,000	AA+	Series B, 5.000% due 3/1/25	36,136
2,500,000	AAA	County of Charleston SC, GO, Series C, 5.000% due 11/1/27	3,268,725
13,000,000	Aa2(a)	Patriots Energy Group Financing Agency, Revenue Bonds, Series A, 4.000% due 10/1/48(b)	14,439,620
		Scago Educational Facilities Corp. for Colleton School District, Revenue Bonds:
115,000	A-	5.000% due 12/1/27	136,752
95,000	A-	5.000% due 12/1/29	112,582
		South Carolina Jobs-Economic Development Authority, Revenue Bonds:
65,000	A+	5.000% due 2/1/22	69,883
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
South Carolina – (continued)
$30,000	A+	5.000% due 2/1/24	$34,613
50,000	A+	5.000% due 2/1/25	59,555
50,000	A+	5.000% due 2/1/26	61,350
200,000	A+	Series Prerefunded 11/1/22 @ 100, 5.000% due 11/1/28(c)	222,128
		South Carolina Ports Authority, Revenue Bonds:
65,000	A+	5.000% due 7/1/28(d)	83,400
140,000	A+	5.000% due 7/1/30(d)	177,981
		South Carolina Public Service Authority, Revenue Bonds:
2,080,000	A	Series A, 5.000% due 12/1/49	2,365,542
355,000	A	Series A, 5.000% due 12/1/50	413,884
515,000	A	Series A, 5.500% due 12/1/54	597,271
185,000	A	Series B, 5.000% due 12/1/35	227,208
275,000	A	Series B, 5.000% due 12/1/36	337,153
115,000	A	Series C, 5.000% due 12/1/25	136,437
115,000	A	Series C, 5.000% due 12/1/26	136,219
90,000	A	Series C, 5.000% due 12/1/27	106,635
105,000	A	Series C, 5.000% due 12/1/46	121,321
190,000	A	Series E, 5.500% due 12/1/53	216,957
230,000	Aaa(a)	South Carolina State Housing Finance & Development Authority, Revenue Bonds, Series A, 4.000% due 1/1/50	259,428
50,000	Aa3(a)	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series A, 5.000% due 10/1/25	61,255
		Total South Carolina	23,749,465
South Dakota – 0.0%
		South Dakota Health & Educational Facilities Authority, Revenue Bonds:
30,000	AA-	5.000% due 7/1/23	33,948
15,000	AA-	5.000% due 7/1/24	17,547
10,000	AA-	5.000% due 7/1/27	12,660
50,000	AA-	5.000% due 7/1/33	61,699
40,000	AA-	5.000% due 7/1/35	49,196
35,000	A+	Series B, 5.000% due 11/1/24	41,303
35,000	A+	Series B, 5.000% due 11/1/25	41,327
5,000	A+	Series B, 5.000% due 11/1/26	5,880
		Total South Dakota	263,560
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Tennessee – 1.3%
$1,585,000	AAA	City of Chattanooga TN, GO, Series A, 4.000% due 2/1/33	$1,937,884
		Greeneville Health & Educational Facilities Board, Revenue Bonds:
30,000	A-	Series A, 5.000% due 7/1/29	37,903
35,000	A-	Series A, 5.000% due 7/1/30	43,966
		Knox County Health Educational & Housing Facility Board, Revenue Bonds:
35,000	BBB	5.000% due 9/1/22	38,025
30,000	BBB	5.000% due 4/1/24	34,084
30,000	BBB	5.000% due 9/1/24	34,501
40,000	BBB	5.000% due 4/1/25	46,664
145,000	A	Memphis-Shelby County Airport Authority, Revenue Bonds, Series B, 5.625% due 7/1/20(d)	147,288
1,000,000	AA	Metropolitan Government of Nashville & Davidson County TN, GO, Series C, 5.000% due 7/1/20	1,013,710
6,240,000	Aa2(a)	Tennergy Corp., Revenue Bonds, Series A, 5.000% due 2/1/50(b)	7,328,256
		Tennessee Energy Acquisition Corp., Revenue Bonds:
675,000	A3(a)	4.000% due 11/1/49(b)	774,144
350,000	A3(a)	Series A, 4.000% due 5/1/48(b)	381,381
		Total Tennessee	11,817,806
Texas – 14.2%
1,895,000	AAA	Alamo Community College District, GO, 5.000% due 8/15/34	2,409,492
40,000	AA-	Austin Community College District, Revenue Bonds, AMBAC-Insured, zero coupon, due 2/1/22	39,208
2,525,000	Aa3(a)	Brownsville Independent School District, GO, 4.000% due 8/15/22	2,714,299
		Central Texas Regional Mobility Authority, Revenue Bonds:
70,000	A-	5.000% due 1/1/31	84,760
145,000	A-	5.000% due 1/1/32	175,309
95,000	A-	5.000% due 1/1/35	114,364
45,000	A-	5.000% due 1/1/36	54,089
35,000	A-	Series A, 5.000% due 1/1/31	41,868
30,000	A-	Series A, 5.000% due 1/1/32	35,836
60,000	A-	Series A, 5.000% due 1/1/34	71,470
160,000	A-	Series A, 5.000% due 1/1/40	188,851
510,000	A	Central Texas Turnpike System, Revenue Bonds, Series A, 5.000% due 8/15/42(b)	511,668
90,000	AA	City of Arlington TX, Special Tax, Series C, 5.000% due 2/15/45	92,916
80,000	A	City of Austin TX Airport System Revenue, Revenue Bonds, 5.000% due 11/15/29(d)	93,721
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$45,000	AA	City of Austin TX Electric Utility Revenue, Revenue Bonds, Series A, 5.000% due 11/15/23	$49,936
		City of Dallas TX, GO:
130,000	AA-	5.000% due 2/15/23	140,521
170,000	AA-	5.000% due 2/15/24	196,612
2,060,000	AA-	5.000% due 2/15/25	2,461,102
		City of Houston TX, GO:
60,000	Aa3(a)	Series A, 5.000% due 3/1/23	67,422
2,290,000	AA	Series A, 5.000% due 3/1/24	2,666,155
120,000	Aa3(a)	Series A, 5.000% due 3/1/25	144,220
		City of Houston TX Airport System Revenue, Revenue Bonds:
230,000	A+	Series A, 5.000% due 7/1/20(d)	233,121
350,000	A+	Series A, 5.000% due 7/1/23(d)	382,560
50,000	A1(a)	Series A, 5.000% due 7/1/26(d)	61,721
60,000	A1(a)	Series A, 5.000% due 7/1/27(d)	75,767
30,000	A1(a)	Series A, 5.000% due 7/1/28(d)	38,656
90,000	A1(a)	Series B, 5.000% due 7/1/28	117,869
360,000	A1(a)	Series B, 5.000% due 7/1/29	468,853
190,000	A1(a)	Series B, 5.000% due 7/1/30	246,020
2,000,000	A1(a)	Series D, 5.000% due 7/1/24	2,352,620
1,500,000	A1(a)	Series D, 5.000% due 7/1/25	1,821,315
1,500,000	A1(a)	Series D, 5.000% due 7/1/26	1,874,505
		City of Houston TX Combined Utility System Revenue, Revenue Bonds:
250,000	Aa2(a)	Series B, 4.000% due 11/15/21	263,480
70,000	Aa2(a)	Series B, 5.000% due 11/15/33	87,467
75,000	AA	Series C, 5.000% due 5/15/28	87,566
1,040,000	AAA	City of Irving TX, GO, 5.500% due 8/15/23	1,204,788
		City of San Antonio TX Airport System, Revenue Bonds:
500,000	A	Series A, 5.000% due 7/1/27(d)	630,195
480,000	A+	Series A, 5.000% due 7/1/28(d)	619,805
		City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds:
90,000	AA	5.250% due 2/1/25	109,093
45,000	AA	5.000% due 2/1/29	57,744
30,000	AA	5.000% due 2/1/30	38,367
45,000	AA	5.000% due 2/1/31	57,299
35,000	AA	5.000% due 2/1/33	44,316
1,000,000	AA-	1.750% due 2/1/49(b)	1,037,220
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$1,500,000	AA-	Series 2019, 2.750% due 2/1/48(b)	$1,568,805
205,000	AA-	Series B, 2.000% due 2/1/33(b)	207,401
		County of Harris TX, Revenue Bonds:
30,000	AA-	Series C, 5.000% due 8/15/24	32,974
110,000	AA-	Series C, 5.000% due 8/15/25	󰏗20,822
		County of Travis TX, GO:
85,000	AAA	Series A, 5.000% due 3/1/24	98,925
1,490,000	AAA	Series A, 5.000% due 3/1/38	1,936,866
2,215,000	AAA	County of Williamson TX, GO, 5.000% due 2/15/30	2,796,925
		Cypress-Fairbanks Independent School District, GO, PSF-GTD:
145,000	AAA	5.000% due 2/15/22	156,848
145,000	AAA	5.000% due 2/15/23	162,764
725,000	AAA	5.000% due 2/15/24	842,167
620,000	AAA	5.000% due 2/15/25	743,380
105,000	AAA	5.000% due 2/15/27	130,045
1,975,000	AAA	4.000% due 2/15/32	2,294,041
9,000,000	AAA	Series B1, 2.125% due 2/15/40(b)	9,160,110
165,000	AAA	Series B2, 1.400% due 2/15/40(b)	165,381
180,000	AAA	Series B3, 1.400% due 2/15/44(b)	180,416
90,000	AAA	Series C, 5.000% due 2/15/44	103,513
210,000	AA+	Dallas Area Rapid Transit, Revenue Bonds, AMBAC-Insured, 5.250% due 12/1/29	289,521
185,000	A2(a)	Dallas County Utility & Reclamation District, GO, 5.000% due 2/15/24	213,649
		Dallas Independent School District, GO, PSF-GTD:
45,000	AAA	5.000% due 2/15/36(b)	48,577
40,000	NR	Series Prerefunded 2/15/22 @ 100, 5.000% due 2/15/36(b)(c)	43,212
20,000	Aaa(a)	Series Prerefunded 2/15/22 @ 100, 5.000% due 2/15/36(c)	21,605
		Dallas Love Field, Revenue Bonds:
40,000	A	5.000% due 11/1/30(d)	47,596
90,000	A	5.000% due 11/1/31(d)	106,877
		Dallas/Fort Worth International Airport, Revenue Bonds:
85,000	A+	Series B, 5.000% due 11/1/26(d)	93,954
35,000	A+	Series B, 5.000% due 11/1/27(d)	38,619
80,000	A+	Series B, 5.000% due 11/1/28(d)	88,182
155,000	A+	Series B, 5.000% due 11/1/30(d)	170,422
330,000	A+	Series B, 5.000% due 11/1/31(d)	362,561
420,000	A+	Series B, 5.000% due 11/1/32(d)	461,328
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$290,000	A+	Series B, 5.000% due 11/1/33(d)	$318,374
70,000	A+	Series B, 5.000% due 11/1/34(d)	76,810
1,500,000	A+	Series E, 5.000% due 11/1/22(d)	1,657,170
85,000	AAA	Denton Independent School District, GO, PSF-GTD-Insured, zero coupon, due 8/15/25	80,037
3,500,000	Aaa(a)	El Paso Independent School District, GO, PSF-GTD-Insured, 4.000% due 8/15/45	4,157,860
		Fort Bend Independent School District, GO:
80,000	AAA	Series C, PSF-GTD, 1.350% due 8/1/42(b)	80,138
160,000	AAA	Series D, PSF-GTD, 1.500% due 8/1/42(b)	161,275
		Fort Worth Independent School District, GO, PSF-GTD:
80,000	AAA	5.000% due 2/15/22	86,537
105,000	AAA	5.000% due 2/15/26	130,076
		Grand Parkway Transportation Corp., Revenue Bonds:
150,000	AA+	Series A, 5.000% due 10/1/31	193,070
125,000	AA+	Series A, 5.000% due 10/1/32	160,464
190,000	AA+	Series A, 5.000% due 10/1/33	243,409
145,000	AA+	Series A, 5.000% due 10/1/34	185,436
70,000	BBB	Series A, 5.125% due 10/1/43	78,355
170,000	BBB	Series A, Prerefunded 10/1/23 @ 100, 5.500% due 4/1/53(c)	197,144
1,210,000	AA+	Series B, 5.000% due 10/1/52(b)	1,377,779
35,000	AA+	Series B, Prerefunded 10/1/23 @ 100, 5.000% due 4/1/53(c)	40,041
70,000	AA+	Series B, Prerefunded 10/1/23 @ 100, 5.250% due 10/1/51(c)	80,697
940,000	WR(a)	Gregg County Health Facilities Development Corp., Revenue Bonds, Series C, Prerefunded 7/1/22 @ 100, 5.000% due 7/1/42(c)	1,028,802
		Harris County Cultural Education Facilities Finance Corp., Revenue Bonds:
1,025,000	A+	5.000% due 6/1/24	1,197,169
590,000	A+	5.000% due 7/1/49(b)	674,493
5,000,000	AAA	Harris County Flood Control District, Revenue Bonds, Series A, Prerefunded 10/1/20 @ 100, 5.000% due 10/1/39(c)	5,121,350
2,000,000	AAA	Houston Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/36	2,540,840
		Irving Hospital Authority, Revenue Bonds:
15,000	A+	5.000% due 10/15/24	17,470
20,000	A+	5.000% due 10/15/26	24,341
15,000	A+	5.000% due 10/15/27	18,203
20,000	A+	5.000% due 10/15/29	24,133
30,000	A+	5.000% due 10/15/31	36,107
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$40,000	A+	5.000% due 10/15/35	$47,398
30,000	A+	5.000% due 10/15/36	35,489
35,000	A+	5.000% due 10/15/39	41,158
45,000	A+	5.000% due 10/15/44	52,488
		Lamar Consolidated Independent School District, GO:
7,280,000	AAA	PSF-GTD, 5.000% due 2/15/31	9,149,431
7,050,000	AAA	PSF-GTD, 5.000% due 2/15/34	8,788,530
1,225,000	AA+	Lewisville Independent School District, GO, Series B, 5.000% due 8/15/28	1,494,194
		Lower Colorado River Authority, Revenue Bonds:
1,135,000	A	5.000% due 5/15/22	1,190,831
135,000	A	5.000% due 5/15/32	173,027
70,000	A	5.000% due 5/15/34	89,418
70,000	A	5.000% due 5/15/36	89,072
400,000	A	Series B, 5.000% due 5/15/21	403,360
195,000	A	Series B, 5.000% due 5/15/25	235,474
85,000	A	Series B, 5.000% due 5/15/27	102,231
85,000	A	Series B, 5.000% due 5/15/28	101,788
245,000	A	Series B, 5.000% due 5/15/29	293,032
25,000	A	Series D, 5.000% due 5/15/22	27,263
20,000	A	Series D, 5.000% due 5/15/23	22,614
35,000	A	Series D, 5.000% due 5/15/24	40,929
40,000	A	Series D, 5.000% due 5/15/26	48,262
		Midlothian Independent School District, GO:
2,350,000	AAA	2.500% due 8/1/52(b)	2,365,087
370,000	NR	Series Prerefunded 8/1/20 @ 100, 2.500% due 8/1/52(b)(c)	372,438
400,000	BBB+	Mission Economic Development Corp., Revenue Bonds, 1.120% due 1/1/26(b)(d)	400,076
		New Hope Cultural Education Facilities Finance Corp., Revenue Bonds:
60,000	Aa2(a)	Series A, 5.000% due 8/15/24	70,527
70,000	Aa2(a)	Series A, 5.000% due 8/15/25	84,786
45,000	Aa2(a)	Series A, 5.000% due 8/15/26	56,109
45,000	Aa2(a)	Series A, 5.000% due 8/15/27	57,504
70,000	Aa2(a)	Series A, 5.000% due 8/15/30	88,410
		Newark Higher Education Finance Corp., Revenue Bonds:
65,000	A3(a)	5.000% due 4/1/27	77,944
40,000	A3(a)	5.000% due 4/1/28	47,748
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$125,000	AAA	North East Independent School District, GO, Series B, PSF-GTD-Insured, 1.420% due 8/1/40(b)	$125,250
		North Harris County Regional Water Authority, Revenue Bonds:
30,000	AA-	4.000% due 12/15/23	32,532
55,000	AA-	4.000% due 12/15/24	59,640
		North Texas Tollway Authority, Revenue Bonds:
50,000	A+	Series A, 5.000% due 1/1/23	55,815
145,000	A+	Series A, 5.000% due 1/1/24	167,542
35,000	A+	Series A, 5.000% due 1/1/30	42,686
40,000	A+	Series A, 5.000% due 1/1/33	49,703
3,000,000	A+	Series A, 5.000% due 1/1/38	3,851,940
200,000	A+	Series A, 5.000% due 1/1/39	240,922
370,000	WD(f)	Series A, Prerefunded 9/1/21 @ 100, 5.500% due 9/1/41(c)	395,612
30,000	WD(f)	Series A, Prerefunded 9/1/21 @ 100, 6.000% due 9/1/41(c)	32,294
290,000	A+	Series B, 5.000% due 1/1/29	345,155
160,000	A+	Series B, 5.000% due 1/1/30	190,556
20,000	A	Series B, 5.000% due 1/1/31	24,217
85,000	A	Series B, 5.000% due 1/1/32	105,374
685,000	Aaa(a)	Northside Independent School District, GO, PSF-GTD-Insured, 2.750% due 8/1/48(b)	723,648
		Permanent University Fund – University of Texas System, Revenue Bonds:
50,000	Aaa(a)	Series B, 5.000% due 7/1/22	54,797
50,000	Aaa(a)	Series B, 5.000% due 7/1/29	62,243
430,000	Aaa(a)	Prosper Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/44	550,443
50,000	AAA	Rockwall Independent School District, GO, PSF-GTD-Insured, zero coupon, due 2/15/25	47,375
1,195,000	Aaa(a)	San Antonio Independent School District, GO, Series A, PSF-GTD-Insured, 5.000% due 8/1/28	1,497,694
		San Antonio Public Facilities Corp., Revenue Bonds:
140,000	AA+	5.000% due 9/15/23	154,309
215,000	AA+	5.000% due 9/15/24	236,861
270,000	AA+	5.000% due 9/15/25	297,311
		San Antonio Water System, Revenue Bonds:
175,000	NR	5.000% due 5/15/22	191,007
2,000,000	AA	Series A, 5.000% due 5/15/36	2,562,700
390,000	AA	Series B, 2.000% due 5/1/44(b)	399,699
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
		Sherman Independent School District, GO:
$2,020,000	AAA	Series B, 3.000% due 8/1/48(b)	$2,037,109
155,000	Aaa(a)	Series B, Prerefunded 8/1/20 @ 100, 3.000% due 8/1/48(b)(c)	156,344
		State of Texas, GO:
360,000	AAA	4.000% due 8/1/21(d)	375,351
3,500,000	AAA	5.000% due 8/1/21	3,708,479
2,500,000	AAA	5.000% due 10/1/24	2,923,450
150,000	AAA	5.000% due 8/1/26(d)	176,027
240,000	AAA	1.850% due 8/1/29(b)	240,775
1,085,000	AAA	2.250% due 8/1/29(b)	1,090,631
45,000	AAA	Series A, 5.000% due 8/1/21(d)	47,548
350,000	AAA	Series B, 5.000% due 8/1/25(d)	399,350
45,000	AAA	Series C, 5.000% due 8/1/20(d)	45,746
40,000	AAA	Series C, 5.000% due 8/1/21(d)	42,265
		Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds:
165,000	AA	5.000% due 2/15/25	197,393
30,000	AA-	5.000% due 8/15/25	34,102
45,000	AA-	5.000% due 8/15/26	51,038
45,000	AA-	5.000% due 8/15/28	50,841
110,000	AA-	5.000% due 8/15/33	123,049
60,000	AA	5.000% due 2/15/34	73,193
155,000	A	5.500% due 9/1/43	173,493
400,000	A(f)	Series B, 5.000% due 11/15/40	468,148
165,000	AAA	Texas A&M University, Revenue Bonds, Series C, 5.000% due 5/15/23	186,902
		Texas Department of Housing & Community Affairs, Revenue Bonds:
416,393	Aaa(a)	2.950% due 7/1/36	455,242
440,000	AA+	Series A, 4.000% due 3/1/50	502,392
460,000	Baa3(a)	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, 7.000% due 12/31/38(d)	544,783
600,000	AA+	Texas Public Finance Authority, Revenue Bonds, 5.000% due 2/1/28	778,386
135,000	Aa2(a)	Texas State University System, Revenue Bonds, Series A, 5.000% due 3/15/29	170,973
		Texas Transportation Commission, Revenue Bonds:
800,000	Baa3(a)	zero coupon, due 8/1/35	496,072
500,000	Baa3(a)	zero coupon, due 8/1/36	293,990
		Texas Water Development Board, Revenue Bonds:
125,000	AAA	Series A, 5.000% due 4/15/22	136,027
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$180,000	AAA	Series A, 5.000% due 4/15/25	$217,487
75,000	AAA	Series A, 5.000% due 10/15/25	92,087
125,000	AAA	Series A, 5.000% due 4/15/26	155,868
190,000	AAA	Series A, 5.000% due 4/15/29	245,216
505,000	AAA	Series A, 5.000% due 4/15/30	649,905
		University of Houston, Revenue Bonds:
10,000	AA	AGM, 5.250% due 2/15/25	10,021
190,000	AA	Series A, 5.000% due 2/15/30	232,224
		University of Texas System, Revenue Bonds:
90,000	AAA	Series B, 5.000% due 8/15/22	99,247
2,500,000	AAA	Series B, 5.000% due 8/15/49	4,209,575
60,000	AAA	Series D, 5.000% due 8/15/20	61,138
65,000	AAA	Series D, 5.000% due 8/15/21	68,956
70,000	AAA	Series D, 5.000% due 8/15/22	77,192
80,000	AAA	Series E, 5.000% due 8/15/22	88,219
90,000	AAA	Series J, 5.000% due 8/15/22	99,247
		Total Texas	127,768,656
Utah – 0.4%
		Salt Lake City Corp. Airport Revenue, Revenue Bonds:
35,000	A+	Series A, 5.000% due 7/1/26(d)	43,085
115,000	A+	Series A, 5.000% due 7/1/28(d)	144,386
85,000	A	Utah Associated Municipal Power Systems, Revenue Bonds, Series A, Prerefunded 9/1/22 @ 100, 5.000% due 9/1/24(c)	93,599
2,500,000	A+	Utah Transit Authority, Revenue Bonds, Series A, NPFG, 5.000% due 6/15/31	3,363,275
		Total Utah	3,644,345
Virginia – 2.3%
30,000	BBB+	City of Chesapeake VA Chesapeake Expressway Toll Road Revenue, Revenue Bonds, Series A, 5.000% due 7/15/22	32,726
2,635,000	AAA	City of Suffolk VA, GO, Series A, 5.000% due 2/1/27	3,368,505
5,000,000	AAA	Commonwealth of Virginia, GO, Series B, 4.000% due 6/1/24	5,521,150
		Fredericksburg Economic Development Authority, Revenue Bonds:
40,000	A3(a)	5.000% due 6/15/27	46,445
40,000	A3(a)	5.000% due 6/15/29	46,282
45,000	A3(a)	5.000% due 6/15/33	51,809
3,180,000	AA	Hampton Roads Transportation Accountability Commission, Revenue Bonds, Series A, 5.000% due 7/1/35	4,073,326
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Virginia – (continued)
$1,065,000	A-	King George County Economic Development Authority, Revenue Bonds, 2.500% due 6/1/23(b)(d)	$1,108,537
320,000	AA	Norfolk Economic Development Authority, Revenue Bonds, Series B, 5.000% due 11/1/48(b)	417,229
		Stafford County Economic Development Authority, Revenue Bonds:
50,000	A3(a)	5.000% due 6/15/32	60,519
65,000	A3(a)	5.000% due 6/15/34	78,253
20,000	A3(a)	4.000% due 6/15/37	22,065
		Virginia College Building Authority, Revenue Bonds:
2,805,000	AA+	Series A, 5.000% due 9/1/32	3,677,243
165,000	AA+	Series D, 5.000% due 2/1/26	204,483
265,000	AA+	Series E, 5.000% due 2/1/30	345,083
305,000	AA+	Series E, 5.000% due 2/1/31	395,606
360,000	AA+	Virginia Commonwealth Transportation Board, Revenue Bonds, Series A, 5.000% due 5/15/30	466,085
220,000	BBB	Virginia Small Business Financing Authority, Revenue Bonds, 5.000% due 1/1/40(d)	234,529
		Winchester Economic Development Authority, Revenue Bonds:
60,000	A+	5.000% due 1/1/32	72,168
75,000	A+	5.000% due 1/1/33	89,927
400,000	BBB+	Wise County Industrial Development Authority, Revenue Bonds, Series A, 1.875% due 11/1/40(b)	400,840
100,000	BBB+	York County Economic Development Authority, Revenue Bonds, Series A, 1.900% due 5/1/33(b)	102,904
		Total Virginia	20,815,714
Washington – 3.3%
60,000	AA	Chelan County Public Utility District No 1, Revenue Bonds, Series A, NPFG, zero coupon, due 6/1/24	57,313
		City of Tacoma WA Electric System Revenue, Revenue Bonds:
30,000	AA	5.000% due 1/1/29	37,700
35,000	AA	5.000% due 1/1/36	43,252
		Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds:
30,000	AA	Series A, 5.000% due 1/1/22	32,287
30,000	AA	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/23(c)	32,907
65,000	AA	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/24(c)	71,298
		Port of Seattle WA, Revenue Bonds:
25,000	A	5.000% due 6/1/23(d)	28,175
35,000	A+	5.000% due 2/1/27	42,960
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Washington – (continued)
$70,000	A+	5.000% due 2/1/29	$85,661
135,000	AA-	Series B, 5.000% due 10/1/29(d)	164,508
		State of Washington, GO:
50,000	AA+	Series 2017A, 5.000% due 8/1/27	62,771
8,430,000	AA+	Series A, 5.000% due 8/1/32	10,992,084
5,000,000	AA+	Series C, 5.000% due 2/1/33	6,585,850
50,000	AA+	Series R2017A, 5.000% due 8/1/28	62,701
50,000	AA+	Series R2017A, 5.000% due 8/1/30	62,375
725,000	AA+	Series R2018D, 5.000% due 8/1/32	924,230
640,000	AA+	Series R2018D, 5.000% due 8/1/33	814,291
5,000,000	AA+	Series R2018D, 5.000% due 8/1/35	6,332,150
		Tobacco Settlement Authority, Revenue Bonds:
70,000	A	5.000% due 6/1/23	78,558
100,000	A	5.000% due 6/1/24	112,225
		Washington Health Care Facilities Authority, Revenue Bonds:
5,000	A	5.000% due 7/1/25	6,039
60,000	A	5.000% due 7/1/26	74,563
70,000	AA-	5.000% due 10/1/27	89,494
110,000	BBB	5.000% due 8/15/28	136,398
60,000	AA-	5.000% due 10/1/28	78,539
40,000	A+	5.000% due 1/1/29	47,325
90,000	A	5.000% due 7/1/29	114,881
275,000	BBB	5.000% due 8/15/31	336,988
95,000	BBB	5.000% due 8/15/32	115,986
20,000	A	5.000% due 7/1/34	25,052
700,000	A	5.000% due 7/1/42	852,089
115,000	AA-	Series A, 5.000% due 10/1/24	126,865
440,000	BBB+	Series A2, 5.000% due 8/1/39	553,322
65,000	WR(a)	Series Prerefunded 7/1/20 @ 100, 5.500% due 7/1/30(c)	65,991
		Washington Higher Education Facilities Authority, Revenue Bonds:
15,000	Baa1(a)	Series A, 5.000% due 10/1/29	18,085
35,000	Baa1(a)	Series A, 5.000% due 10/1/30	42,029
40,000	Baa1(a)	Series A, 5.000% due 10/1/31	47,847
210,000	Baa1(a)	Series A, 5.000% due 10/1/33	249,648
		Total Washington	29,604,437
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
West Virginia – 1.7%
		State of West Virginia, GO:
$9,860,000	AA-	Series B, 5.000% due 12/1/34	$12,713,089
2,000,000	AA-	Series B, 5.000% due 6/1/35	2,576,240
190,000	BBB+	West Virginia Hospital Finance Authority, Revenue Bonds, 5.000% due 1/1/33	238,743
		Total West Virginia	15,528,072
Wisconsin – 1.5%
		Public Finance Authority, Revenue Bonds:
35,000	BB(f)	5.000% due 5/15/23(e)	38,329
200,000	A-	1.120% due 10/1/25(b)(d)	200,038
35,000	BB(f)	5.000% due 5/15/30(e)	40,134
10,000	BB(f)	5.250% due 5/15/37(e)	11,440
15,000	BB(f)	5.250% due 5/15/42(e)	17,049
25,000	BB(f)	5.000% due 10/1/43(e)	28,478
15,000	BB(f)	5.250% due 5/15/47(e)	16,995
30,000	BB(f)	5.000% due 10/1/48(e)	34,072
25,000	BB(f)	5.250% due 5/15/52(e)	28,259
130,000	BB(f)	5.000% due 10/1/53(e)	147,285
610,000	BBB	Series A, 5.250% due 10/1/43	730,261
535,000	A2(a)	Series A, 5.000% due 10/1/44	667,680
610,000	BBB	Series A, 5.250% due 10/1/48	726,724
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
400,000	A2(a)	5.000% due 10/1/23	456,828
255,000	A+	5.000% due 11/15/24	302,328
325,000	A2(a)	5.000% due 10/1/25	394,400
25,000	BBB+	5.000% due 5/1/26	28,418
50,000	A3(a)	5.000% due 6/1/27	54,114
80,000	NR	2.550% due 11/1/27	81,214
215,000	NR	5.000% due 11/1/27	248,043
195,000	A+	5.000% due 11/15/27	230,933
50,000	BBB+	5.000% due 5/1/28	56,640
130,000	NR	2.825% due 11/1/28	131,998
25,000	BBB+	5.000% due 5/1/29	28,315
30,000	A3(a)	5.000% due 6/1/32	32,261
50,000	BBB-	5.000% due 9/1/34	59,537
65,000	BBB-	5.000% due 9/1/36	76,820
70,000	A3(a)	5.000% due 6/1/39	74,730
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Wisconsin – (continued)
$7,255,000	AA	5.000% due 8/15/54(b)	$8,119,223
30,000	WR(a)	Series B, Prerefunded 7/1/23 @ 100, 5.000% due 7/1/25(c)	34,023
200,000	WR(a)	Series B, Prerefunded 7/1/23 @ 100, 5.000% due 7/1/36(c)	226,822
50,000	NR	Series C, Prerefunded 8/15/22 @ 100, 5.000% due 8/15/32(c)	55,033
55,000	NR	Series Prerefunded 7/1/20 @ 100, 5.750% due 7/1/30(c)	55,883
35,000	WD(f)	Series Prerefunded 8/15/25 @ 100, 4.000% due 2/15/38(c)	40,738
50,000	WR(a)	Series Prerefunded 7/1/20 @ 100, 5.500% due 7/1/40(c)	50,762
		Total Wisconsin	13,525,807
		TOTAL MUNICIPAL BONDS (Cost – $788,298,237)	841,002,533
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $788,298,237)	841,002,533
SHORT-TERM INVESTMENTS – 6.2%
MUNICIPAL BONDS – 3.5%
4,125,000	SP-1+	City of Los Angeles CA, Revenue Notes, Revenue Bonds, 5.000% due 6/25/20	4,179,408
5,000,000	SP-1+	Colorado State Education Loan Program, Revenue Bonds, Series B, 1.500% due 6/29/20	5,010,500
2,200,000	MIG1(a)	School District of Philadelphia, Revenue Notes, Series C, 4.000% due 3/31/20	2,204,620
19,500,000	SP-1+	State of Texas, Revenue Notes, 4.000% due 8/27/20	19,801,080
		TOTAL MUNICIPAL BONDS (Cost – $31,151,761)	31,195,608
TIME DEPOSITS – 2.7%
12,575,734		Banco Bilbao Vizcaya Argentaria SA – Madrid, 0.950% due 3/2/20	12,575,734
11,858,978		Citibank — New York, 0.950% due 3/2/20	11,858,978
		TOTAL TIME DEPOSITS (Cost — $24,434,712)	24,434,712
		TOTAL SHORT-TERM INVESTMENTS (Cost — $55,586,473)	55,630,320
		TOTAL INVESTMENTS – 100.0% (Cost — $843,884,710)	896,632,853
		Other Assets in Excess of Liabilities – 0.0%	358,838
		TOTAL NET ASSETS – 100.0%	$896,991,691

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

(a)
Rating by Moody’s Investors Service. All ratings are unaudited.

(b)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2020.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Municipal Fixed Income Fund (concluded)

(c)
Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(d)
Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(e)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $3,348,221 and represents 0.37% of net assets.

(f)
Rating by Fitch Ratings Service. All ratings are unaudited.

(g)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $3,757,936 and represents 0.42% of net assets.

Abbreviations used in this schedule:
AGM
 —  Assured Guaranty Municipal Corporation

AMBAC
 —  American Bond Assurance Corporation

COP
 —  Certificate of Participation

GO
 —  General Obligation

LIBOR
 —  London Interbank Offered Rate

LLC
 —  Limited Liability Company

MTA
 —  Metropolitan Transportation Authority

NPFG
 —  National Public Finance Guarantee Corporation

PSF-GTD
 —  Permanent School Fund Guaranteed

See pages xx-xx for definitions of ratings.
Summary of Investments by Security Industry^
General Obligation	43.8%
Education	16.6
Health Care Providers & Services	10.8
Transportation	7.1
Water and Sewer	4.6
Airport	3.6
Development	1.9
Power	1.8
Single Family Housing	0.9
Utilities	0.8
Pollution	0.8
Nursing Homes	0.5
Tobacco Settlement	0.2
Multifamily Housing	0.2
Student Loan	0.1
Housing	0.1
Facilities	0.0*
Mello-Roos	0.0*
Bond Bank	0.0*
Short-Term Investments	6.2
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund

Face Amount/Units/Shares	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 23.9%
$939,356	Bear Stearns ALT-A Trust, Series 2004-8, Class 1A, 2.327% (1-Month USD-LIBOR + 0.700%) due 9/25/34(a)	$939,405
	Connecticut Avenue Securities Trust:
7,746,978	Series 2018-R07, Class 1M2, 4.027% (1-Month USD-LIBOR + 2.400%) due 4/25/31(a)(b)	7,803,601
13,845,881	Series 2019-R02, Class 1M2, 3.927% (1-Month USD-LIBOR + 2.300%) due 8/25/31(a)(b)	13,934,514
13,745,000	Series 2019-R05, Class 1M2, 3.627% (1-Month USD-LIBOR + 2.000%) due 7/25/39(a)(b)	13,768,733
	Federal National Mortgage Association (FNMA), Connecticut Avenue Securities@:
7,926,904	Series 2016-C05, Class 2M2, 6.077% (1-Month USD-LIBOR + 4.450%) due 1/25/29(a)	8,345,573
14,649,027	Series 2016-C07, Class 2M2, 5.977% (1-Month USD-LIBOR + 4.350%) due 5/25/29(a)	15,330,347
17,125,000	Series 2017-C02, Class 2M2, 5.277% (1-Month USD-LIBOR + 3.650%) due 9/25/29(a)	18,006,434
12,906,875	Series 2017-C03, Class 1M2, 4.627% (1-Month USD-LIBOR + 3.000%) due 10/25/29(a)	13,412,844
17,557,569	Series 2017-C05, Class 1M2, 3.827% (1-Month USD-LIBOR + 2.200%) due 1/25/30(a)	17,858,182
8,216,266	Series 2017-C06, Class 1M2, 4.277% (1-Month USD-LIBOR + 2.650%) due 2/25/30(a)	8,401,522
10,769,000	Series 2017-C07, Class 1M2, 4.027% (1-Month USD-LIBOR + 2.400%) due 5/25/30(a)	10,921,031
19,642,000	Series 2018-C01, Class 1M2, 3.877% (1-Month USD-LIBOR + 2.250%) due 7/25/30(a)	19,883,196
14,750,000	Series 2018-C03, Class 1M2, 3.777% (1-Month USD-LIBOR + 2.150%) due 10/25/30(a)	14,872,207
10,469,000	Series 2018-C04, Class 2M2, 4.177% (1-Month USD-LIBOR + 2.550%) due 12/25/30(a)	10,641,263
6,198,173	Series 2018-C06, Class 1M2, 3.627% (1-Month USD-LIBOR + 2.000%) due 3/25/31(a)	6,207,914
10,700,000	Freddie Mac STACR Trust, Series 2019-DNA3, Class M2, 3.677% (1-Month USD-LIBOR + 2.050%) due 7/25/49(a)(b)	10,702,854
	Freddie Mac Structured Agency Credit Risk Debt Notes@:
14,223,000	Series 2017-HQA1, Class M2, 5.177% (1-Month USD-LIBOR + 3.550%) due 8/25/29(a)	14,954,260
10,075,000	Series 2017-HQA2, Class M2, 4.277% (1-Month USD-LIBOR + 2.650%) due 12/25/29(a)	10,342,786
1,097,731	MASTR Adjustable Rate Mortgages Trust, Series 2004-9, Class M2, 2.777% (1-Month USD-LIBOR + 1.150%) due 11/25/34(a)	1,092,320
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units/Shares	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$5,000,000	STACR Trust, Series 2018-DNA3, Class M2, 3.727% (1-Month USD-LIBOR + 2.100%) due 9/25/48(a)(b)	$5,030,234
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $222,711,512)	222,449,220
CORPORATE BONDS & NOTES – 11.1%
Communications – 4.0%
14,773,000	Consolidated Communications Inc., Company Guaranteed Notes, 6.500% due 10/1/22(c)	14,219,013
7,400,000	EIG Investors Corp., Company Guaranteed Notes, 10.875% due 2/1/24	7,728,338
6,310,000	Gogo Inc., Senior Unsecured Notes, 6.000% due 5/15/22	5,690,831
10,544,500	HC2 Holdings Inc., Senior Secured Notes, 11.500% due 12/1/21(b)(c)	10,649,945
	Total Communications	38,288,127
Consumer Cyclical – 1.1%
7,515,000	Arrow Bidco LLC, Senior Secured Notes, 9.500% due 3/15/24(b)(c)	7,364,700
3,190,000	CEC Entertainment Inc., Company Guaranteed Notes, 8.000% due 2/15/22	3,094,300
	Total Consumer Cyclical	10,459,000
Consumer Non-cyclical – 3.3%
8,000,000	Avon Products Inc., Senior Unsecured Notes, 8.950% due 3/15/43	10,760,000
2,800,000	Cytokinetics Inc., Senior Unsecured Notes, 4.000% due 11/15/26	4,286,766
6,029,000	HLF Financing SARL LLC/Herbalife International Inc., Company Guaranteed Notes, 7.250% due 8/15/26(b)	6,089,290
8,899,000	Vector Group Ltd., Senior Secured Notes, 6.125% due 2/1/25(b)(c)	8,543,040
	Total Consumer Non-cyclical	29,679,096
Energy – 0.8%
2,252,000	American Energy- Permian Basin LLC, Senior Secured Notes, 12.000% due 10/1/24(b)(d)	1,559,510
	EP Energy LLC/Everest Acquisition Finance Inc.:
	Company Guaranteed Notes:
1,340,000	9.375% due 5/1/20(e)	1,340
1,660,000	7.750% due 9/1/22(e)	1,660
11,951,000	6.375% due 6/15/23(e)	17,926
11,986,000	Secured Notes, 9.375% due 5/1/24(b)(e)	239,720
12,619,000	Senior Secured Notes, 8.000% due 11/29/24(b)(e)	5,173,790
	Total Energy	6,993,946
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units/Shares	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – 1.9%
$1,000,000	BlackRock Capital Investment Corp., Senior Unsecured Notes, 5.000% due 6/15/22	$1,000,001
21,125	Capital Southwest Corp., Corporate Unsecured Notes, 5.950% due 12/15/22	537,842
9,076,000	ILFC E-Capital Trust I, Limited Guaranteed Notes, 3.900% due 12/21/65(a)(b)	7,170,040
29,114	Portman Ridge Finance Corp., Corporate Unsecured Notes, 6.125% due 9/30/22	735,129
28,346	TriplePoint Venture Growth BDC Corp., Corporate Unsecured Notes, 5.750% due 7/15/22	715,737
8,712,000	USB Realty Corp., Junior Subordinated Notes, 2.978% (3-Month USD-LIBOR + 1.147%) (a)(b)(c)(f)	7,851,690
	Total Financial	18,010,439
	TOTAL CORPORATE BONDS & NOTES (Cost – $116,618,277)	103,430,608
SENIOR LOANS – 2.9%(a)
9,200,000	Asurion LLC, 8.103% (1-Month USD-LIBOR + 6.500%) due 8/4/25	9,211,500
8,000,000	Cerence Inc., 7.655% (1-Month USD-LIBOR + 6.000%) due 10/1/24	7,840,000
7,800,000	Fossil Group Inc., 9.603% (1-Month USD-LIBOR + 8.000%) due 9/26/24	7,410,000
2,800,324	NEP Group Inc., 8.603% (1-Month USD-LIBOR + 7.000%) due 10/19/26	2,464,285
	TOTAL SENIOR LOANS (Cost – $26,806,563)	26,925,785
ASSET-BACKED SECURITIES – 0.4%
	Ellington Loan Acquisition Trust:
470,962	Series 2007-1, Class M1, 3.727% (1-Month USD-LIBOR + 2.100%) due 5/25/37(a)(b)	402,262
1,565,000	Series 2007-2, Class M1A, 3.627% (1-Month USD-LIBOR + 2.000%) due 5/25/37(a)(b)	1,338,041
602,383	Finance America Mortgage Loan Trust, Series 2004-2, Class M7, 4.327% (1-Month USD-LIBOR + 2.700%) due 8/25/34(a)	564,191
354,990	GSAMP Trust, Series 2006-HE5, Class A2C, 1.777% (1-Month USD-LIBOR + 0.150%) due 8/25/36(a)	346,649
659,190	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AV1B, 1.887% (1-Month USD-LIBOR + 0.260%) due 7/25/35(a)	659,066
	TOTAL ASSET-BACKED SECURITIES (Cost – $3,115,264)	3,310,209
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units/Shares		Security	Value
MUNICIPAL BONDS – 0.0%
Ohio – 0.0%
$14,000	NR	Ohio Air Quality Development Authority, Revenue Bonds, 3.100% due 3/1/23(g)	$70
Pennsylvania – 0.0%
		Beaver County Industrial Development Authority, Revenue Bonds:
10,000	NR	Series A, 2.700% due 4/1/35(g)	50
10,000	NR	Series A, 3.500% due 4/1/41(g)	50
		Total Pennsylvania	100
		TOTAL MUNICIPAL BONDS (Cost – $12)	170
Shares/Units
COMMON STOCKS – 18.6%
COMMUNICATIONS – 1.8%
Advertising – 0.2%
$947,028	Clear Channel Outdoor Holdings Inc., Class A Shares*	1,960,348
Telecommunications – 1.6%
664,737	Consolidated Communications Holdings Inc.	4,134,664
443,868	HC2 Holdings Inc.(h)	1,695,576
260,750	Zayo Group Holdings Inc.*(c)	9,123,642
	Total Telecommunications	14,953,882
	TOTAL COMMUNICATIONS	16,914,230
CONSUMER NON-CYCLICAL – 9.3%
Biotechnology – 2.5%
46,972	Argenx SE, ADR*(c)	6,640,901
40,341	Ascendis Pharma AS, ADR*(c)	5,259,659
106,009	BELLUS Health Inc.*	929,699
102,435	Black Diamond Therapeutics Inc.*	2,764,721
24,433	Blueprint Medicines Corp.*	1,322,558
445,158	Orchard Therapeutics PLC, ADR*(c)	5,738,087
10,018	REVOLUTION Medicines Inc.*	313,263
	Total Biotechnology	22,968,888
Healthcare-Products – 0.7%
340,962	Alphatec Holdings Inc.*	1,994,628
323,280	SeaSpine Holdings Corp.*	4,567,946
	Total Healthcare-Products	6,562,574
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Services – 0.6%
$253,708	SI-BONE Inc.*(c)	$4,899,102
97,259	Vapotherm Inc.*(h)	842,263
	Total Healthcare-Services	5,741,365
Pharmaceuticals – 5.5%
404,000	AdaptHealth Corp.*@(d)	6,524,600
65,294	Allergan PLC	12,449,607
56,546	Bioxcel Therapeutics Inc.*	2,120,475
624,303	Cytokinetics Inc.*(c)	8,702,784
23,446	Ideaya Biosciences Inc.*	164,122
362,083	Merus NV*	6,119,203
137,251	MyoKardia Inc.*(c)	8,700,341
158,097	Odonate Therapeutics Inc.*	4,678,090
63,596	Sutro Biopharma Inc.*	618,789
101,038	Trevi Therapeutics Inc.*(d)	524,387
61,012	Yunhong International Co., Ltd.*(d)	608,900
	Total Pharmaceuticals	51,211,298
	TOTAL CONSUMER NON-CYCLICAL	86,484,125
DIVERSIFIED – 3.9%
SPACs – 3.9%
76,557	8i Enterprises Acquisition Corp.*	779,350
42,676	Act II Global Acquisition Corp., Class A Shares*(h)	435,295
100,702	Agba Acquisition Ltd.*(d)	1,029,174
41,641	Alberton Acquisition Corp.*(d)	406,416
87,675	Alussa Energy Acquisition Corp.*	899,984
62,007	Amplitude Healthcare Acquisition Corp.*(d)	643,633
42,105	Andina Acquisition Corp. III*(d)(h)	444,208
50,724	Big Rock Partners Acquisition Corp.*	540,211
24,648	CF Finance Acquisition Corp.*(d)	268,663
10,912	ChaSerg Technology Acquisition Corp., Class A Shares*	124,942
18,907	Churchill Capital Corp. II*	221,212
161,580	Churchill Capital Corp. III*	1,688,511
25,600	CIIG Merger Corp.*(d)	264,960
43,875	DD3 Acquisition Corp.*(h)	439,189
77,633	dMY Technology Group Inc.*	796,515
51,907	East Stone Acquisition Corp.*	518,032
28,503	Edtechx Holdings Acquisition Corp.*	293,581
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
DIVERSIFIED – (continued)
SPACs – (continued)
$16,206	Far Point Acquisition Corp., Class A Shares*	$170,487
37,048	Fellazo Inc.*	376,778
25,081	FinTech Acquisition Corp. III*(d)	268,367
38,120	GigCapital2 Inc.*(d)	398,354
16,736	Gordon Pointe Acquisition Corp.*	177,402
400,000	Gores Holdings IV Inc.*	4,200,000
43,099	Graf Industrial Corp.*	456,849
92,012	Greenrose Acquisition Corp.*	920,120
85,388	Greenvision Acquisition Corp.*	887,181
35,473	GX Acquisition Corp.*(d)	366,436
26,238	Haymaker Acquisition Corp. II*	288,356
12,801	Healthcare Merger Corp.*	136,459
560,000	Healthcare Merger Corp., Class A Shares*(d)	5,600,000
32,628	Hennessy Capital Acquisition Corp. IV*	358,908
40,972	Insurance Acquisition Corp.*	434,303
89,382	InterPrivate Acquisition Corp.*	911,696
1,676	Juniper Industrial Holdings Inc.*	17,430
48,677	Landcadia Holdings II Inc.*(d)	498,452
61,709	Leisure Acquisition Corp.*	643,008
2,813	LF Capital Acquisition Corp., Class A Shares*	29,255
102,252	LIV Capital Acquisition Corp.*(d)	1,032,745
101,645	Merida Merger Corp. I*(d)	1,008,318
10,785	Monocle Acquisition Corp.*	109,576
33,225	Newborn Acquisition Corp.*	333,579
18,239	Opes Acquisition Corp.*(d)	192,239
49,581	Osprey Technology Acquisition Corp.*(d)	514,155
70,600	Pivotal Investment Corp. II*(d)	723,650
80,780	Professional Holding Corp., Class A Shares*	1,504,124
95,271	Proficient Alpha Acquisition Corp.*(d)	982,244
32,032	PropTech Acquisition Corp.*	331,852
30,656	Pure Acquisition Corp.*	320,662
43,473	Schultze Special Purpose Acquisition Corp.*	457,336
51,279	South Mountain Merger Corp.*(d)	535,866
16,858	Stable Road Acquisition Corp.*(d)	172,457
8,304	Tiberius Acquisition Corp.*	85,946
32,225	Tuscan Holdings Corp.*	333,851
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
DIVERSIFIED – (continued)
SPACs – (continued)
$17,313	VectoIQ Acquisition Corp.*	$179,016
32,363	Wealthbridge Acquisition Ltd.*(d)	316,187
	Total SPACs	36,067,520
	TOTAL DIVERSIFIED	36,067,520
FINANCIAL – 3.1%
Banks – 0.8%
506,355	HarborOne Bancorp Inc.*	5,061,018
156,486	Kearny Financial Corp.(c)	1,707,263
	Total Banks	6,768,281
Insurance – 1.4%
1,150,726	FGL Holdings(c)	13,164,305
Investment Companies – 0.9%
897,571	Barings BDC Inc.	8,473,070
	TOTAL FINANCIAL	28,405,656
INDUSTRIAL – 0.5%
Trucking & Leasing – 0.5%
268,962	Fortress Transportation & Infrastructure Investors LLC	4,862,833
UTILITES – 0.0%
Electric – 0.0%
1,112	Energy Harbor Corp.*(g)	31,136
	TOTAL COMMON STOCKS (Cost – $157,445,455)	172,765,500
OPEN-END FUND – 16.8%
13,624,506	JPMorgan Strategic Income Opportunities Fund, Class R6 Shares (Cost – $158,084,565)	156,409,331
CLOSED-END FUNDS – 13.2%
379,152	Aberdeen Emerging Markets Equity Income Fund Inc., Class Common Shares	2,555,484
688,398	Aberdeen Total Dynamic Dividend Fund, Class Common Shares(c)	5,341,968
48,675	AllianzGI Artificial Intelligence & Technology Opportunities Fund, Class Common Shares(h)	862,521
384,833	AllianzGI NFJ Dividend Interest & Premium Strategy Fund, Class Common Shares	4,517,939
35,171	BlackRock California Municipal Income Trust	498,725
574,865	BlackRock Debt Strategies Fund Inc.(c)	6,076,323
12,552	BlackRock MuniHoldings California Quality Fund Inc.	180,121
157,045	BlackRock New York Municipal Income Quality Trust, Class Common Shares	2,144,936
528,737	BlackRock Resources & Commodities Strategy Trust, Class Common Shares	3,500,239
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
CLOSED-END FUNDS – (continued)
$568,595	BrandywineGLOBAL Global Income Opportunities Fund Inc., Class Common Shares(c)(h)	$7,278,016
49,731	ClearBridge MLP & Midstream Total Return Fund Inc., Class Common Shares	328,722
233,423	Clough Global Equity Fund, Class Common Shares*	2,633,011
379,617	Clough Global Opportunities Fund, Class Common Shares	3,408,961
17,241	Cohen & Steers Infrastructure Fund Inc., Class Common Shares	393,612
290,135	Cohen & Steers Quality Income Realty Fund Inc., Class Common Shares	3,693,419
202,128	Delaware Enhanced Global Dividend & Income Fund, Class Common Shares	1,891,918
519,268	Duff & Phelps Utility & Corporate Bond Trust Inc., Class Common Shares	4,803,229
218,595	Eaton Vance Floating-Rate Income Plus Fund, Class Common Shares	3,359,805
301,592	Eaton Vance Ltd. Duration Income Fund, Class Common Shares, Class Common Shares(c)	3,787,995
27,383	Eaton Vance Municipal Bond Fund, Class Common Shares	359,813
391,231	Eaton Vance Senior Income Trust	2,359,123
66,673	Eaton Vance Tax-Managed Buy-Wr, Class Common Shares	600,724
7,381	GDL Fund, Class Common Shares	66,798
24,494	General American Investors Co., Inc., Class Preferred Shares(f)	672,970
206,846	Highland Global Allocation Fund	1,663,042
412,734	Highland Income Fund, Class Z Shares	4,915,662
36,110	India Fund Inc., Class Common Shares(h)	656,480
129,775	Invesco Dynamic Credit Opportunities Fund, Class Common Shares	1,405,463
119,186	Invesco High Income Trust II	1,612,587
471,756	Invesco Senior Income Trust, Class Common Shares(c)	1,901,177
106,643	John Hancock Tax-Advantaged Global Shareholder Yield Fund, Class Common Shares	656,921
128,180	Kayne Anderson Midstream/Energy Fund Inc., Class Common Shares	1,103,630
374,649	Kayne Anderson MLP/Midstream Investment Co., Class Common Shares(h)	4,162,350
34,607	Neuberger Berman High Yield Strategies Fund Inc., Class Common Shares	406,632
81,434	Neuberger Berman New York Municipal Fund Inc., Class Common Shares(h)	1,038,283
176,578	NexPoint Strategic Opportunities Fund, Class Common Shares	2,834,077
108,598	Nuveen AMT-Free Municipal Credit Income Fund, Class Common Shares	1,809,243
406,791	Nuveen Credit Strategies Income Fund, Class Common Shares	2,819,062
166,985	Nuveen Georgia Quality Municipal Income Fund, Class Common Shares(h)	2,144,922
30,654	Nuveen Intermediate Duration Quality Municipal Term Fund, Class Common Shares	433,448
31,955	Nuveen Ohio Quality Municipal Income Fund, Class Common Shares	492,427
46,000	Nuveen Quality Municipal Income Fund	683,560
559,930	PGIM Global High Yield Fund Inc., Class Common Shares(c)	7,973,403
107,785	PGIM High Yield Bond Fund Inc., Class Common Shares	1,547,793
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
CLOSED-END FUNDS – (continued)
$194,271	PIMCO Energy & Tactical Credit Opportunities Fund, Class Common Shares(h)	$2,508,039
16,137	Putnam Municipal Opportunities Trust, Class Common Shares	211,717
291,578	Royce Micro-Capital Trust Inc., Class Common Shares(h)	2,277,224
80,596	Source Capital Inc.	2,909,516
97,085	Special Opportunities Fund Inc., Class Common Shares	1,310,647
244,172	Swiss Helvetia Fund Inc., Class Common Shares*	2,007,094
251,056	Templeton Global Income Fund, Class Common Shares	1,441,061
391,564	Voya Global Equity Dividend & Premium Opportunity Fund, Class Common Shares	2,153,602
265,247	Voya Natural Resources Equity Income Fund, Class Common Shares	877,968
387,608	Voya Prime Rate Trust	1,903,155
242,109	Western Asset Global High Income Fund Inc., Class Common Shares	2,401,721
	TOTAL CLOSED-END FUNDS (Cost – $126,341,663)	121,578,278
PREFERRED STOCKS – 0.4%
FINANCIAL – 0.4%
Investment Companies – 0.4%
	Oxford Square Capital Corp.:, 6.50%
41,996	6.250%	1,041,501
11,751	6.500%	299,063
60,018	PennantPark Investment Corp., 5.500%	1,505,851
35,192	THL Credit Inc., 6.125%	929,484
	Total Investment Companies	3,775,899
	TOTAL FINANCIAL	3,775,899
	TOTAL PREFERRED STOCKS (Cost – $3,713,376)	3,775,899
WARRANTS – 0.3%
DIVERSIFIED – 0.2%
SPACs – 0.2%
21,338	Act II Global Acquisition Corp.*(d)	29,020
285,648	AdaptHealth Corp.*(d)	1,271,133
18,387	Alta Equipment Group Inc.*(d)	22,511
33,529	Atlas Technical Consultants Inc.*(d)	23,802
25,362	Big Rock Partners Acquisition Corp.*(d)	2,825
32,931	BiomX Inc.*(d)	32,931
14,251	ChaSerg Technology Acquisition Corp.*(d)	37,053
43,875	DD3 Acquisition Corp.*(d)	19,744
28,503	Edtechx Holdings Acquisition Corp.*(d)	10,258
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
WARRANTS – (continued)
DIVERSIFIED – (continued)
SPACs – (continued)
$5,402	Far Point Acquisition Corp.*(d)	$8,643
16,736	Gordon Pointe Acquisition Corp.*(d)	5,688
280,000	Healthcare Merger Corp.*(d)	350,000
22,488	Immunovant Inc.*(d)	43,852
14,462	KLDiscovery Inc.*(d)	6,797
40,721	Legacy Acquisition Corp.*(d)	22,193
30,854	Leisure Acquisition Corp.*(d)(h)	20,626
2,813	LF Capital Acquisition Corp.*(d)	1,048
50,822	Merida Merger Corp. I*(d)	26,427
10,785	Monocle Acquisition Corp.*(d)	5,824
18,239	Opes Acquisition Corp.*(d)	5,472
36,319	Pensare Acquisition Corp.*(d)	9,080
15,328	Pure Acquisition Corp.*(d)	14,562
8,304	Tiberius Acquisition Corp.*(d)	12,041
4,232	Trident Acquisitions Corp.*(d)	287
17,313	VectoIQ Acquisition Corp.*(d)	14,716
32,363	Wealthbridge Acquisition Ltd.*(d)	4,369
23,299	X4 Pharmaceuticals Inc.*(d)(g)	—
	Total SPACs	2,000,902
	TOTAL DIVERSIFIED	2,000,902
ENERGY – 0.1%
Oil & Gas – 0.1%
9,578	American Energy- Permian Basin LLC*(d)(g)	942,475
18,561	Brooge Holdings Ltd.*(d)	20,417
	Total Oil & Gas	962,892
	TOTAL ENERGY	962,892
FINANCIAL – 0.0%
Investment Companies – 0.0%
76,557	8i Enterprises Acquisition Corp.*(d)	31,389
	TOTAL WARRANTS (Cost – $7,045,247)	2,995,183
RIGHTS – 0.0%
76,557	8i Enterprises Acquisition Corp.*(d)	33,685
50,724	Big Rock Partners Acquisition Corp.*(d)	9,688
72,639	Pensare Acquisition Corp.*(d)	21,066
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
RIGHTS – (continued)
$32,363	Wealthbridge Acquisition Ltd.*	$9,385
	TOTAL RIGHTS (Cost – $189,332)	73,824
Number of Contracts	Notional Amounts
PURCHASED SWAPTION – 0.4%
Interest Rate Swaption – 0.4%
$45,000,000		10-Year Constant Maturity Swap, 3-Month USD-LIBOR, Call, 1.91, expires 12/23/20	3,557,554
		TOTAL PURCHASED SWAPTIONS (Cost – $297,000)	3,557,554
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $822,368,266)	817,271,561
Face Amount
SHORT-TERM INVESTMENTS – 12.5%
TIME DEPOSITS – 11.3%
$29,391,324	Banco Santander SA – Frankfurt, 0.950% due 3/2/20	29,391,324
18,328,275	China Construction Bank – New York, 0.950% due 3/2/20	18,328,275
143,717	Citibank – New York, 0.950% due 3/2/20	143,717
57,613,963	JPMorgan Chase & Co. – New York, 0.950% due 3/2/20	57,613,963
	TOTAL TIME DEPOSITS (Cost – $105,477,279)	105,477,279
U.S. GOVERNMENT OBLIGATION – 1.2%
10,787,400	U.S. Treasury Bill, 1.522% due 4/23/20(i) (Cost – $10,763,324)	10,763,324
	TOTAL SHORT-TERM INVESTMENTS (Cost – $116,240,603)	116,240,603
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.2%
MONEY MARKET FUND – 0.2%
2,235,598	Federated Government Obligations Fund, Premier Class, 1.474%(j) (Cost – $2,235,598)	2,235,598
	TOTAL INVESTMENTS – 100.7% (Cost – $940,844,467)	935,747,762
	Liabilities in Excess of Other Assets – (0.7%)	(6,329,475)
	TOTAL NET ASSETS – 100.0%	$929,418,287

†
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2020.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $107,621,964 and represents 11.58% of net assets.

(c)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2020, amounts to approximately $27,943,543 and represents 3.01% of net assets.

(e)
Security is currently in default.

(f)
Security is perpetual in nature and has no stated maturity date.

(g)
Security is valued in good faith at fair value by or under the procedures approved by the Board of Trustees using significant unobservable inputs.

(h)
All or a portion of this security is on loan (See Note 5).

(i)
Rate shown represents yield-to-maturity.

(j)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
Series 2016-C05, Class 2M2, 6.077% (1-Month USD-LIBOR + 4.450%) due 1/25/29	4/26/2019	$10,228,587	$8,345,573	0.90%
Series 2016-C07, Class 2M2, 5.977% (1-Month USD-LIBOR + 4.350%) due 5/25/29	5/9/2019	21,655,506	15,330,347	1.65%
Series 2017-C02, Class 2M2, 5.277% (1-Month USD-LIBOR + 3.650%) due 9/25/29	7/23/2019	22,225,381	18,006,434	1.94%
Series 2017-C03, Class 1M2, 4.627% (1-Month USD-LIBOR + 3.000%) due 10/25/29	9/13/2019	15,760,585	13,412,844	1.44%
Series 2017-C05, Class 1M2, 3.827% (1-Month USD-LIBOR + 2.200%) due 1/25/30	9/13/2019	19,579,560	17,858,182	1.92%
Series 2017-C06, Class 1M2, 4.277% (1-Month USD-LIBOR + 2.650%) due 2/25/30	11/8/2019	13,633,794	8,401,522	0.90%
Series 2017-C07, Class 1M2, 4.027% (1-Month USD-LIBOR + 2.400%) due 5/25/30	10/2/2019	14,205,645	10,921,031	1.18%
Series 2018-C01, Class 1M2, 3.877% (1-Month USD-LIBOR + 2.250%) due 7/25/30	9/11/2019	21,671,826	19,883,196	2.14%
Series 2018-C03, Class 1M2, 3.777% (1-Month USD-LIBOR + 2.150%) due 10/25/30	12/18/2019	14,892,168	14,872,207	1.60%
Series 2018-C04, Class 2M2, 4.177% (1-Month USD-LIBOR + 2.550%) due 12/25/30	2/3/2020	10,709,455	10,641,263	1.14%
Series 2018-C06, Class 1M2, 3.627% (1-Month USD-LIBOR + 2.000%) due 3/25/31	2/3/2020	6,293,957	6,207,914	0.67%
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2017-HQA1, Class M2, 5.177% (1-Month USD-LIBOR + 3.550%) due 8/25/29	9/9/2019	14,956,751	14,954,260	1.61%
See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
Series 2017-HQA2, Class M2, 4.277% (1-Month USD-LIBOR + 2.650%) due 12/25/29	11/18/2019	$10,338,219	$10,342,786	1.11%
AdaptHealth Corp.	1/9/2020	4,292,500	6,524,600	0.70%
			$175,702,159	18.90%

Abbreviations used in this schedule:
ABS
 —    Asset-Based Security

ADR
 —    American Depositary Receipts

AMT
 —    Alternative Minimum Tax

LIBOR
 —    London Interbank Offered Rate

LLC
 —    Limited Liability Company

MASTR
 —    Mortgage Asset Securitization Transactions Incorporation

PLC
 —    Public Limited Company

SPACs
 —    Special Purpose Acquisition Companies

Summary of Investments by Security Type^
Collateralized Mortgage Obligations	23.8%
Common Stocks	18.5
Open-End Fund	16.7
Closed-End Funds	13.0
Corporate Bonds & Notes	11.1
Senior Loans	2.9
Preferred Stocks	0.4
Purchased Option	0.4
Asset-Backed Securities	0.4
Warrants	0.3
Rights	0.0*
Municipal Bonds	0.0*
Short-Term Investments	12.4
Money Market Fund	0.1
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

*
Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the fixed rate. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility exceeds the fixed rate; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility is less than the fixed rate. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility exceeds the fixed rate; the Fund will receive a net payment of the absolute value of the difference of the realized and the fixed rate multiplied by the notional amount if the realized volatility is less than the fixed rate.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (continued)

Schedule of Swaptions Contracts Written
Interest Rate Swaptions
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
45,000,000	711,171	10-Year Constant Maturity Swap, 3-Month USD-LIBOR, Put	GSC	12/23/20	$2.21	$77,339
45,000,000	711,171	10-Year Constant Maturity Swap, 3-Month USD-LIBOR, Call	GSC	12/23/20	1.16	1,209,598
		TOTAL SWAPTIONS CONTRACTS WRITTEN				$1,286,937
At February 29, 2020, Destinations Multi Strategy Alternatives Fund held the following OTC Credit Default Swap Contracts:
OTC Credit Default Swaps on Corporate Issues – Buy Protection(1)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 2/29/2020(2)	Notional Amounts in (000’s)(3)	Market Value	Upfront Premiums (Received)	Unrealized Appreciation
CDX IG CDSI Series 31 5Y	1.000%	12/20/23	3-Month	GSC	1.899%	$20,000	$(631,614)	$(1,206,000)	$574,386
CDX IG CDSI Series 31 5Y	1.000%	12/20/23	3-Month	GSC	1.899%	10,000	(315,807)	(750,000)	434,193
CDX.NA.IG.33	1.000%	12/20/24	3-Month	GSC	1.899%	10,000	(899,742)	(920,000)	20,258
CDX.NA.IG.33	1.000%	12/20/24	3-Month	MSCS	1.899%	10,000	(899,742)	(670,000)	(229,742)
							(2,746,905)	(3,546,000)	799,095

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of on emerging country as of period end serve as indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Counterparty Abbreviations used in this schedule:
GSC
 —    Goldman Sachs & Co.

MSCS
 —    Morgan Stanley Capital Services LLC

See Notes to Financial Statements.

Schedules of Investments
February 29, 2020
Destinations Multi Strategy Alternatives Fund (concluded)

Face Amount	Security	Value
SECURITIES SOLD SHORT – 7.6%
CORPORATE BONDS & NOTES – 0.8%
Consumer Non-cyclical – 0.8%
$3,240,000	APX Group Inc., Company Guaranteed Notes, 7.625% due 9/1/23	$3,078,000
4,164,000	Hadrian Merger Sub Inc., Senior Unsecured Notes, 8.500% due 5/1/26(a)	4,257,690
	Total Consumer Non-cyclical	7,335,690
	TOTAL CORPORATE BONDS & NOTES (Proceeds – $7,141,410)	7,335,690
Shares/Units
EXCHANGE TRADED FUNDS (ETFs) – 6.0%
109,997	Invesco Senior Loan	2,418,834
95,705	iShares iBoxx HighYield Corporate Bond	8,234,458
87,693	iShares Nasdaq Biotechnology	9,986,479
103,000	SPDR Bloomberg Barclays Short Term HighYield Bond	2,726,410
263,905	SPDR S&P Biotech	23,535,048
194,377	SPDR S&P Regional Banking	9,234,851
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Proceeds – $56,021,254)	56,136,080
COMMON STOCKS – 0.8%
CONSUMER NON-CYCLICAL – 0.5%
Agriculture – 0.0%
21,722	Vector Group Ltd.	252,410
Pharmaceuticals – 0.5%
56,544	AbbVie Inc.	4,846,386
5,289	Herbalife Nutrition Ltd.*	171,152
	Total Pharmaceuticals	5,017,538
	TOTAL CONSUMER NON-CYCLICAL	5,269,948
FINANCIAL – 0.3%
Insurance – 0.3%
72,711	Fidelity National Financial Inc.	2,818,279
	TOTAL COMMON STOCKS (Proceeds – $7,811,527)	8,088,227
	TOTAL SECURITIES SOLD SHORT – 7.6% (Proceeds – $70,974,191)	71,559,997

*
Non-income producing security.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2020, amounts to approximately $4,257,690 and represents 0.46% of net assets.

See Notes to Financial Statements.

Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P — Preliminary rating.
u — The upgrade state defines bonds that have recently been upgraded into higher rating categories.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ratings (unaudited) (concluded)

Ca — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C — Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
e — Expected.
u — Upgraded.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AAApre — Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR — Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD, WR — Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.
Short-Term Security Ratings
SP-1 — Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 — Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO.
MIG1 — Moody’s highest rating for short-term municipal obligations.
P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.
F-2 — Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities
February 29, 2020

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
ASSETS:
Investments, at value(1),(2)	$3,864,862,504	$956,883,048	$2,018,585,886	$473,847,267	$397,627
Foreign currency, at value(3)	14	—	1,617,207	—	—
Cash	53,040	21,563	34,134	7,039	48
Receivable for securities sold	3,804,659	21,003,945	5,241,561	1,283,491	—
Dividends and interest receivable	5,797,364	1,178,268	2,383,237	2,146,820	—
Receivable for Fund shares sold	2,339,886	534,951	1,143,407	177,533	—
Receivable for expense reimbursement	—	—	—	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Unrealized appreciation on swap contracts (Note 4)	—	—	—	—	—
Deposits with counterparty	422,400(4)	—	—	445,000(5)	—
Cash held at Broker	—	—	—	—	—
Prepaid expenses	16,902	4,134	8,544	1,975	2
Prepaid Chief Compliance Officer expense	14,008	2,846	7,318	1,749	—
Other assets	—	—	—	—	—
Total Assets	3,877,310,777	979,628,755	2,029,021,294	477,910,874	397,677
LIABILITIES:
Payable for collateral received from securities on loan	12,604,329	19,060,258	28,222,760	10,505,100	—
Payable for Fund shares repurchased	5,339,382	1,472,341	2,697,394	1,770,215	—
Payable for securities purchased	5,895,852	21,798,018	10,454,684	2,312,678	—
Investment management fee payable	1,927,441	685,495	1,468,175	254,023	125
Transfer agent fees payable	413,600	99,296	213,727	43,560	53
Custody fee payable	305,719	93,487	386,825	59,765	7,872
Trustees’ fees payable	—	—	—	—	—
Registration fees payable	141,286	43,001	77,209	33,076	147
Shareholder services	49,927	10,884	26,166	2,527	11
Variation margin on open future contracts (Note 4)	21,815	—	—	—	—
Upfront premiums received on swap contracts	—	—	—	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—	—	—
Unrealized depreciation on swap contracts(7) (Note 4)	—	—	—	—	—
Securities sold short(6) (Note 5)	—	—	—	—	—
Due to custodian(3)	—	—	—	804,375	2
Options contracts written, at value(7) (Note 4)	—	—	37,232	83,980	—
Swaptions contracts written, at value (Note 4)	—	—	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	—	591,500	—	—
Foreign capital gains tax payable	—	—	1,191,840	—	—
Investment interest payable on securities sold short	—	—	—	—	—
Accrued expenses	65,250	22,806	73,605	17,028	7,880
Total Liabilities	26,764,601	43,285,586	45,441,117	15,886,327	16,090
Total Net Assets	$3,850,546,176	$936,343,169	$1,983,580,177	$462,024,547	$381,587
NET ASSETS:
Par value	$328,048	$86,751	$176,768	$47,524	$136
Paid-in capital in excess of par value	3,338,258,770	880,728,785	1,823,934,345	472,371,063	199,459,426
Total distributable earnings (losses)	511,959,358	55,527,633	159,469,064	(10,394,040)	(199,077,975)
Total Net Assets	$3,850,546,176	$936,343,169	$1,983,580,177	$462,024,547	$381,587
Total Net Assets Class I	$3,650,854,130	$890,068,120	$1,884,271,854	$440,857,211	$368,216
Total Net Assets Class Z	$199,692,046	$46,275,049	$99,308,323	$21,167,336	$13,371
Shares Outstanding Class I	307,344,296	81,492,001	166,696,892	45,281,143	130,827
Shares Outstanding Class Z	20,703,367	5,259,066	10,071,118	2,242,529	5,083
Net Asset Value Class I	$11.88	$10.92	$11.30	$9.74	$2.81
Net Asset Value Class Z	$9.65	$8.80	$9.86	$9.44	$2.63
(1) Investments, at cost	$3,419,356,970	$922,685,412	$1,821,913,986	$489,279,063	$442,606
(2) Includes securities on loan	$12,438,844	$18,527,821	$26,724,492	$9,637,949	$—
(3) Foreign currency, at cost	$116	$—	$1,616,611	$(801,151)	$(1)
(4) Related to futures contracts	$422,400	$—	$—	$—	$—
(5) Related to option contracts	$—	$—	$—	$445,000	$—
(6) Proceeds received	$—	$—	$—	$—	$—
(7) Premiums received	$—	$—	$133,605	$56,750	$—

See Notes to Financial Statements.

Statements of Assets and Liabilities
February 29, 2020 (concluded)

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
ASSETS:
Investments, at value(1),(2)	$2,001,109,088	$353,504,597	$769,269,285	$896,632,853	$935,747,762
Foreign currency, at value(3)	—	—	—	—	—
Cash	26,584	20,269	29,621	21,133	74,542
Receivable for securities sold	4,274,957	1,023,316	10,220,491	—	17,064,281
Dividends and interest receivable	9,252,590	3,358,518	9,135,348	7,709,574	2,281,501
Receivable for Fund shares sold	1,998,866	450,413	524,737	694,319	627,058
Receivable for expense reimbursement	—	—	—	8,468	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	5,162	—	—
Unrealized appreciation on swap contracts (Note 4)	—	—	—	—	1,028,837
Deposits with counterparty(4)	—	—	3,500,000	—	16,754,997
Cash held at Broker	—	—	3,094,939	—	67,404,995
Prepaid expenses	7,174	1,160	2,860	3,823	3,032
Prepaid Chief Compliance Officer expense	5,561	544	1,785	2,101	2,322
Other assets	—	—	—	—	—
Total Assets	2,016,674,820	358,358,817	795,784,228	905,072,271	1,040,989,327
LIABILITIES:
Payable for collateral received from securities on loan	415,800	1,300	811,800	—	2,235,598
Payable for Fund shares repurchased	2,458,306	498,317	1,064,101	1,117,695	1,095,971
Payable for securities purchased	17,707,523	22,672,597	21,499,220	6,232,622	30,389,758
Investment management fee payable	822,494	175,216	424,351	358,682	662,712
Transfer agent fees payable	197,231	32,866	73,599	85,367	90,808
Custody fee payable	314,978	77,933	105,369	168,845	110,076
Trustees’ fees payable	—	—	—	—	—
Registration fees payable	88,059	29,450	42,000	84,994	66,489
Shareholder services	28,406	4,178	12,073	13,418	17,700
Variation margin on open future contracts (Note 4)	—	—	—	—	—
Upfront premiums received on swap contracts	—	—	—	—	3,546,000
Unrealized depreciation on unfunded loan commitments	97	—	21,767	—	—
Unrealized depreciation on swap contracts(6) (Note 4)	—	—	—	—	229,742
Securities sold short(5) (Note 5)	—	—	3,753,986	—	71,559,997
Due to custodian(3)	—	3	128	—	—
Options contracts written, at value(6) (Note 4)	—	—	147,326	—	—
Swaptions contracts written, at value (Note 4)	—	—	—	—	1,286,937
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	106,251	170,461	—	—
Foreign capital gains tax payable	—	—	—	—	—
Investment interest payable on securities sold short	—	—	37,996	—	241,505
Accrued expenses	51,142	16,897	35,784	18,957	37,747
Total Liabilities	22,084,036	23,615,008	28,199,961	8,080,580	111,571,040
Total Net Assets	$1,994,590,784	$334,743,809	$767,584,267	$896,991,691	$929,418,287
NET ASSETS:
Par value	$191,216	$34,299	$78,067	$84,534	$96,239
Paid-in capital in excess of par value	1,912,412,940	341,207,755	784,876,444	845,172,556	956,175,828
Total distributable earnings (losses)	81,986,628	(6,498,245)	(17,370,244)	51,734,601	(26,853,780)
Total Net Assets	$1,994,590,784	$334,743,809	$767,584,267	$896,991,691	$929,418,287
Total Net Assets Class I	$1,896,034,905	$320,442,454	$733,480,660	$878,467,361	$887,961,710
Total Net Assets Class Z	$98,555,879	$14,301,355	$34,103,607	$18,524,330	$41,456,577
Shares Outstanding Class I	181,993,716	32,860,886	74,652,063	82,793,205	91,845,780
Shares Outstanding Class Z	9,222,205	1,438,085	3,414,970	1,741,099	4,393,078
Net Asset Value Class I	$10.42	$9.75	$9.83	$10.61	$9.67
Net Asset Value Class Z	$10.69	$9.94	$9.99	$10.64	$9.44
(1) Investments, at cost	$1,916,922,930	$359,316,223	$776,028,582	$843,884,710	$940,844,467
(2) Includes securities on loan	$392,040	$1,277	$752,796	$—	$2,205,719
(3) Foreign currency, at cost	$—	$—	$—	$—	$—
(4) Related to futures contracts	$—	$—	$—	$—	$—
(5) Proceeds received	$—	$—	$3,474,027	$—	70,974,191
(6) Premiums received	$—	$—	$55,266	$—	$—
See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 29, 2020

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
INVESTMENT INCOME:
Dividends	$62,662,551	$15,467,386	$36,384,006	$19,727,740	$1,545,950
Interest	1,442,335	480,806	1,057,965	196,052	121,610
Income from securities lending	122,769	232,112	1,032,167	50,155	24,785
Less: Foreign taxes withheld (Note 5)	(213,422)	(1,659)	(2,662,847)	(558,381)	(71,844)
Total Investment Income	64,014,233	16,178,645	35,811,291	19,415,566	1,620,501
EXPENSES:
Investment management fee (Note 7)	28,938,783	8,968,622	18,552,554	3,701,154	1,052,292
Transfer agent fees	5,653,411	1,463,172	2,723,308	679,680	154,421
Custody fees	1,023,172	305,962	1,265,140	178,450	56,934
Trustees’ fees	233,002	60,404	111,561	27,878	6,377
Insurance	72,847	19,940	34,648	8,406	4,660
Audit and tax	48,374	18,225	74,049	12,952	9,490
Legal expense	139,953	35,722	63,365	20,261	3,200
Chief Compliance Officer expense	133,701	35,580	63,582	15,614	4,865
Shareholder services	108,085	44,603	58,815	33,619	19,105
Registration fees	178,463	72,160	98,220	39,124	13,943
Miscellaneous expense	120,285	35,077	78,111	20,169	8,530
Interest and dividend expense	—	—	—	—	—
Total Expenses	36,650,076	11,059,467	23,123,353	4,737,307	1,333,817
Less: Fee waivers and/or expense reimbursement (Note 7)	(5,140,568)	(363,761)	(1,478,368)	(673,076)	(133,775)
Net Expenses	31,509,508	10,695,706	21,644,985	4,064,231	1,200,042
Net Investment Income (Loss)	$32,504,725	$5,482,939	$14,166,306	$15,351,335	$420,459
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN,
SWAPTIONS CONTRACTS WRITTEN, FORWARD SALE
COMMITMENTS, SECURITIES SHORT SOLD, SWAP
CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 4 AND 5):

Net Realized Gain (Loss) From:
Investments	$114,328,479	$70,257,036	$(10,346,820)*	$7,734,870	$(184,035,922)
Futures contracts	2,412,165	—	—	—	—
Forward sale commitments	—	—	—	—	—
Option written	—	—	21,720	—	—
Swaptions written	—	—	—	—	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	—	—	—
Forward foreign currency contracts	—	—	506,593	—	—
Foreign currency transactions	2,147	—	(526,700)	(45,163)	(16,073)
Realized Gain (Loss)	116,742,791	70,257,036	(10,345,207)	7,689,707	(184,051,995)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,009,220)	(67,644,492)	68,958,700**	(28,695,682)	104,177,650
Futures contracts	(1,612,097)	—	—	—	—
Unfunded loan commitments	—	—	—	—	—
Options contracts written	—	—	96,373	(27,230)	—
Swaptions contracts written	—	—	—	—	—
Forward sale commitments	—	—	—	—	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	—	—	—
Forward foreign currency contracts	—	—	(711,196)	—	—
Foreign currency transactions	(219)	—	16,627	(10,579)	296
Change in Net Unrealized Appreciation (Depreciation):	(4,621,536)	(67,644,492)	68,360,504	(28,733,491)	104,177,946
Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Swaptions Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	112,121,255	2,612,544	58,015,297	(21,043,784)	(79,874,049)
Total Increase (Decrease) in Net Assets from Operations	$144,625,980	$8,095,483	$72,181,603	$(5,692,449)	$(79,453,590)

*
Includes foreign capital gains tax of  $2,309 for Destinations International Equity Fund.

**
Includes accrued foreign capital gains tax of  $1,191,840 for Destinations International Equity Fund.

See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 29, 2020 (concluded)

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
INVESTMENT INCOME:
Dividends	$—	$526,729	$1,017,536	$—	$18,396,161
Interest	68,294,874	15,836,119	38,170,785	21,019,112	28,908,547
Income from securities lending	2,026	60,190	29,858	—	948,655
Less: Foreign taxes withheld (Note 5)		—	(3,493)	—	—
Total Investment Income	68,296,900	16,423,038	39,214,686	21,019,112	48,253,363
EXPENSES:
Investment management fee (Note 7)	12,308,093	2,702,168	6,761,808	6,211,004	12,511,065
Transfer agent fees	2,783,999	569,433	1,170,983	1,328,333	1,365,594
Custody fees	949,540	238,453	323,493	509,117	336,685
Trustees’ fees	115,190	23,241	49,197	54,966	56,346
Insurance	36,504	7,908	16,086	17,153	19,270
Audit and tax	31,880	16,485	20,965	22,004	22,441
Legal expense	72,598	13,959	39,443	34,364	75,760
Chief Compliance Officer expense	65,976	14,051	28,571	31,823	33,094
Shareholder services	61,033	35,394	44,208	32,716	71,617
Registration fees	91,384	56,948	62,859	171,293	51,356
Miscellaneous expense	60,755	18,061	33,004	29,086	34,055
Interest and dividend expense	—	—	242,621	—	1,498,457
Total Expenses	16,576,952	3,696,101	8,793,238	8,441,859	16,075,740
Less: Fee waivers and/or expense reimbursement (Note 7)	(1,489,218)	(57,401)	(876,917)	(1,355,495)	(3,637,206)
Net Expenses	15,087,734	3,638,700	7,916,321	7,086,364	12,438,534
Net Investment Income (Loss)	$53,209,166	$12,784,338	$31,298,365	$13,932,748	$35,814,829
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN,
SWAPTIONS CONTRACTS WRITTEN, FORWARD SALE
COMMITMENTS, SECURITIES SHORT SOLD, SWAP
CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 4 AND 5):

Net Realized Gain (Loss) From:
Investments	$4,426,494	$518,372	$(1,764,573)	$5,438,656	$(20,875,128)
Futures contracts	—	—		—	—
Forward sale commitments	(30,961)	—	136	—	—
Option written	—	—	22,590	—	67,926
Swaptions written	—	—	—	—	—
Securities sold short	—	—	(197,476)	—	(303,733)
Swap contracts	—	—	—	—	425,853
Forward foreign currency contracts	—	500,630	966,465	—	18,374
Foreign currency transactions	—	(77,804)	(218,009)	—	(1,234)
Realized Gain (Loss)	4,395,533	941,198	(1,190,867)	5,438,656	(20,667,942)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	103,250,771	(3,418,518)	2,958,802	43,620,176	17,515,732
Futures contracts	—	—	—	—	—
Unfunded loan commitments	780	—	(21,767)	—	—
Options contracts written	—	—	(92,060)	—	—
Swaptions contracts written	—	—	—	—	(1,286,937)
Forward sale commitments	(4,368)	—	—	—	—
Securities sold short	—	—	(246,748)	—	932,095
Swap contracts	—	—	—	—	799,095
Forward foreign currency contracts	—	(78,951)	(122,208)	—	72,219
Foreign currency transactions	—	(11,041)	4,351	—	—
Change in Net Unrealized Appreciation (Depreciation):	103,247,183	(3,508,510)	2,480,370	43,620,176	18,032,204
Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Swaptions Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	107,642,716	(2,567,312)	1,289,503	49,058,832	(2,635,738)
Total Increase (Decrease) in Net Assets from Operations	$160,851,882	$10,217,026	$32,587,868	$62,991,580	$33,179,091

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 29, 2020 and Year Ended February 28, 2019

	Destinations Large Cap Equity Fund		Destinations Small-Mid Cap Equity Fund		Destinations International Equity Fund
	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019
OPERATIONS:
Net investment income (loss)	$32,504,725	$26,810,929	$5,482,939	$4,215,903	$14,166,306	$11,465,367
Net realized gain (loss)	116,742,791	33,192,862	70,257,036	20,208,237	(10,345,207)	(19,339,489)
Change in unrealized appreciation (depreciation)	(4,621,536)	75,932,601	(67,644,492)	58,022,773	68,360,504	(50,824,061)
Increase (Decrease) in Net Assets From Operations	144,625,980	135,936,392	8,095,483	82,446,913	72,181,603	(58,698,183)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
Class I	(70,387,255)	(92,350,553)	(39,088,932)	(38,682,869)	(14,409,188)	(17,525,265)
Class Z	(4,910,206)	(2,777,284)	(2,479,931)	(1,128,328)	(967,627)	(526,786)
Decrease in Net Assets From Distributions to Shareholders	(75,297,461)	(95,127,837)	(41,568,863)	(39,811,197)	(15,376,815)	(18,052,051)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares:
Class I	687,696,868	1,129,725,279	151,392,598	371,756,983	484,248,356	553,782,717
Class Z	157,982,878	82,958,463	37,418,996	22,691,457	78,919,083	37,465,208
Reinvestment of distributions:
Class I	70,064,855	92,147,062	38,932,538	38,556,303	14,344,776	17,486,924
Class Z	4,805,308	2,777,276	2,425,248	1,128,317	945,298	526,783
Cost of shares repurchased:
Class I	(606,829,956)	(643,323,422)	(232,103,803)	(193,629,966)	(289,422,489)	(289,212,441)
Class Z	(28,981,976)	(12,343,692)	(9,090,425)	(3,142,418)	(13,517,569)	(4,606,198)
Increase (Decrease) in Net Assets From Fund Share Transactions	284,737,977	651,940,966	(11,024,848)	237,360,676	275,517,455	315,442,993
Increase (Decrease) in Net Assets	354,066,496	692,749,521	(44,498,228)	279,996,392	332,322,243	238,692,759
NET ASSETS:
Beginning of period	3,496,479,680	2,803,730,159	980,841,397	700,845,005	1,651,257,934	1,412,565,175
End of period	$3,850,546,176	$3,496,479,680	$936,343,169	$980,841,397	$1,983,580,177	$1,651,257,934

	Destinations Equity Income Fund		Destinations Real Assets Fund
	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019
OPERATIONS:
Net investment income (loss)	$15,351,335	$10,377,071	$420,459	$539,576
Net realized gain (loss)	7,689,707	7,560,091	(184,051,995)	(12,872,446)
Change in unrealized appreciation (depreciation)	(28,733,491)	9,687,449	104,177,946	(80,119,505)
Increase (Decrease) in Net Assets From Operations	(5,692,449)	27,624,611	(79,453,590)	(92,452,375)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
Class I	(18,227,009)	(20,431,968)	(452,917)	(337,560)
Class Z	(771,020)	(434,597)	(6,496)	(11,547)
Decrease in Net Assets From Distributions to Shareholders	(18,998,029)	(20,866,565)	(459,413)	(349,107)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares:
Class I	158,290,331	146,101,281	15,254,257	138,429,624
Class Z	16,258,551	11,442,280	4,902,446	5,826,365
Reinvestment of distributions:
Class I	18,155,522	20,394,007	449,817	337,006
Class Z	741,452	434,586	3,372	11,547
Cost of shares repurchased:
Class I	(103,715,628)	(102,029,957)	(151,381,248)	(56,134,660)
Class Z	(4,556,237)	(1,541,776)	(6,519,094)	(634,022)
Increase (Decrease) in Net Assets From Fund Share Transactions	85,173,991	74,800,421	(137,290,450)	87,835,860
Increase (Decrease) in Net Assets	60,483,513	81,558,467	(217,203,453)	(4,965,622)
NET ASSETS:
Beginning of period	401,541,034	319,982,567	217,585,040	222,550,662
End of period	$462,024,547	$401,541,034	$381,587	$217,585,040

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 29, 2020 and Year Ended February 28, 2019 (concluded)

	Destinations Core Fixed Income Fund		Destinations Low Duration Fixed Income Fund		Destinations Global Fixed Income Opportunities Fund
	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019
OPERATIONS:
Net investment income (loss)	$53,209,166	$45,639,857	$12,784,338	$9,347,197	$31,298,365	$27,952,952
Net realized gain (loss)	4,395,533	(7,262,537)	941,198	(819,390)	(1,190,867)	(7,820,934)
Change in unrealized appreciation (depreciation)	103,247,183	6,551,442	(3,508,510)	(1,209,607)	2,480,370	(4,790,612)
Increase (Decrease) in Net Assets From Operations	160,851,882	44,928,762	10,217,026	7,318,200	32,587,868	15,341,406
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
Class I	(50,516,772)	(43,867,648)	(12,933,632)	(9,092,756)	(30,641,902)	(27,291,806)
Class Z	(2,007,044)	(358,847)	(443,298)	(86,004)	(1,110,273)	(257,556)
Decrease in Net Assets From Distributions to Shareholders	(52,523,816)	(44,226,495)	(13,376,930)	(9,178,760)	(31,752,175)	(27,549,362)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares:
Class I	348,432,072	504,965,401	65,581,427	257,497,046	120,893,391	326,225,606
Class Z	80,705,308	31,239,465	13,490,093	6,912,149	26,572,816	16,628,666
Reinvestment of distributions:
Class I	50,302,690	43,781,187	12,874,976	9,068,735	30,502,657	27,223,257
Class Z	1,957,744	358,837	432,843	86,000	1,080,878	257,546
Cost of shares repurchased:
Class I	(315,867,814)	(340,488,950)	(140,784,379)	(57,419,750)	(187,943,047)	(173,684,915)
Class Z	(16,349,302)	(3,221,197)	(5,578,498)	(865,282)	(7,700,048)	(2,465,584)
Increase (Decrease) in Net Assets From Fund Share Transactions	149,180,698	236,634,743	(53,983,538)	215,278,898	(16,593,353)	194,184,576
Increase (Decrease) in Net Assets	257,508,764	237,337,010	(57,143,442)	213,418,338	(15,757,660)	181,976,620
NET ASSETS:
Beginning of period	1,737,082,020	1,499,745,010	391,887,251	178,468,913	783,341,927	601,365,307
End of period	$1,994,590,784	$1,737,082,020	$334,743,809	$391,887,251	$767,584,267	$783,341,927

	Destinations Municipal Fixed Income Fund		Destinations Multi Strategy Alternatives Fund
	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019
OPERATIONS:
Net investment income (loss)	$13,932,748	$10,499,326	$35,814,829	$38,158,965
Net realized gain (loss)	5,438,656	(246,781)	(20,667,942)	9,075,599
Change in unrealized appreciation (depreciation)	43,620,176	10,877,481	18,032,204	(35,965,422)
Increase (Decrease) in Net Assets From Operations	62,991,580	21,130,026	33,179,091	11,269,142
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
Class I	(19,976,187)	(10,144,192)	(41,009,701)	(47,043,549)
Class Z	(388,838)	(109,819)	(1,515,766)	(586,246)
Decrease in Net Assets From Distributions to Shareholders	(20,365,025)	(10,254,011)	(42,525,467)	(47,629,795)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares:
Class I	141,594,898	756,168,946	140,648,524	364,349,389
Class Z	9,524,563	14,466,808	32,455,097	20,189,598
Reinvestment of distributions:
Class I	19,854,143	10,104,941	40,884,655	46,982,654
Class Z	376,396	109,817	1,477,184	586,237
Cost of shares repurchased:
Class I	(186,875,852)	(144,701,847)	(181,461,416)	(387,871,442)
Class Z	(4,237,551)	(2,633,236)	(7,529,152)	(4,963,160)
Increase (Decrease) in Net Assets From Fund Share Transactions	(19,763,403)	633,515,429	26,474,892	39,273,276
Increase (Decrease) in Net Assets	22,863,152	644,391,444	17,128,516	2,912,623
NET ASSETS:
Beginning of period	874,128,539	229,737,095	912,289,771	909,377,148
End of period	$896,991,691	$874,128,539	$929,418,287	$912,289,771

See Notes to Financial Statements.

Financial Highlights
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 29, 2020, unless otherwise noted:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$11.61	$11.71	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.10	0.11	0.10
Net realized and unrealized gain	0.40	0.18	1.69
Total Income from Operations	0.50	0.29	1.79
Less Distributions From:
Net investment income	(0.10)	(0.10)	(0.08)
Net realized gain	(0.13)	(0.29)	—
Total Distributions	(0.23)	(0.39)	(0.08)
Net Asset Value, End of Period	$11.88	$11.61	$11.71
Total Return(3)	4.18%	2.73%	17.89%(4)
Net Assets, End of Period (millions)	$3,651	$3,427	$2,804
Ratios to Average Net Assets:
Gross expenses	0.95%	0.97%	0.98%(5)
Net expenses(6)	0.82%	0.85%	0.85(5)
Net investment income(6)	0.84%	0.91%	0.97(5)
Portfolio Turnover Rate(7)	49%	28%	52%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 29, 2020, unless otherwise noted:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$9.46	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.10	0.07
Net realized and unrealized gain	0.34	(0.21)
Total Income from Operations	0.44	(0.14)
Less Distributions From:
Net investment income	(0.12)	(0.11)
Net realized gain	(0.13)	(0.29)
Total Distributions	(0.25)	(0.40)
Net Asset Value, End of Period	$9.65	$9.46
Total Return(3)	4.45%	(0.94)%(4)
Net Assets, End of Period (millions)	$200	$70
Ratios to Average Net Assets:
Gross expenses	0.80%	0.82%(5)
Net expenses(6)	0.67%	0.70%(5)
Net investment income(6)	0.96%	1.06%(5)
Portfolio Turnover Rate(7)	49%	28%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$11.31	$10.98	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.06	0.06	0.04
Net realized and unrealized gain	0.04	0.84	1.04
Total Income from Operations	0.10	0.90	1.08
Less Distributions From:
Net investment income	(0.06)	(0.05)	(0.04)
Net realized gain	(0.43)	(0.52)	(0.06)
Total Distributions	(0.49)	(0.57)	(0.10)
Net Asset Value, End of Period	$10.92	$11.31	$10.98
Total Return(3)	0.52%	9.02%	10.83%(4)
Net Assets, End of Period (millions)	$890	$962	$701
Ratios to Average Net Assets:
Gross expenses	1.11%	1.12%	1.14%(5)
Net expenses(6)	1.08%	1.03%	1.03(5)
Net investment income(6)	0.54%	0.53%	0.41(5)
Portfolio Turnover Rate(7)	110%	85%	112%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$9.20	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.06	0.04
Net realized and unrealized gain	0.05	(0.25)
Total Income from Operations	0.11	(0.21)
Less Distributions From:
Net investment income	(0.08)	(0.07)
Net realized gain	(0.43)	(0.52)
Total Distributions	(0.51)	(0.59)
Net Asset Value, End of Period	$8.80	$9.20
Total Return(3)	0.69%	(1.24)%(4)
Net Assets, End of Period (millions)	$46	$19
Ratios to Average Net Assets:
Gross expenses	0.97%	0.97%(5)
Net expenses(6)	0.94%	0.88%(5)
Net investment income(6)	0.66%	0.68%(5)
Portfolio Turnover Rate(7)	110%	85%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$10.86	$11.69	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.09	0.09	0.07
Net realized and unrealized gain	0.44	(0.77)	1.70
Total Income from Operations	0.53	(0.68)	1.77
Less Distributions From:
Net investment income	(0.09)	(0.12)	(0.07)
Net realized gain	—	(0.03)	(0.01)
Total Distributions	(0.09)	(0.15)	(0.08)
Net Asset Value, End of Period	$11.30	$10.86	$11.69
Total Return(3)	4.83%	(5.71)%	17.70%(4)
Net Assets, End of Period (millions)	$1,884	$1,618	$1,413
Ratios to Average Net Assets:
Gross expenses	1.25%	1.28%	1.30%(5)
Net expenses(6)	1.17%	1.18%	1.15(5)
Net investment income(6)	0.77%	0.83%	0.69(5)
Portfolio Turnover Rate(7)	27%	32%	50%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$9.48	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.06	0.02
Net realized and unrealized gain	0.43	(0.38)
Total Income from Operations	0.49	(0.36)
Less Distributions From:
Net investment income	(0.11)	(0.13)
Net realized gain	—	(0.03)
Total Distributions	(0.11)	(0.16)
Net Asset Value, End of Period	$9.86	$9.48
Total Return(3)	5.05%	(3.43)%(4)
Net Assets, End of Period (millions)	99.31	$33
Ratios to Average Net Assets:
Gross expenses	1.10%	1.13%(5)
Net expenses(6)	1.02%	1.03%(5)
Net investment income(6)	0.62%	0.98%(5)
Portfolio Turnover Rate(7)	27%	32%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$10.20	$10.14	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.35	0.32	0.31
Net realized and unrealized gain	(0.40)	0.39	0.12
Total Income from Operations	(0.05)	0.71	0.43
Less Distributions From:
Net investment income	(0.32)	(0.29)	(0.26)
Net realized gain	(0.09)	(0.36)	(0.03)
Total Distributions	(0.41)	(0.65)	(0.29)
Net Asset Value, End of Period	$9.74	$10.20	$10.14
Total Return(3)	(0.78)%	7.52%	4.34%(4)
Net Assets, End of Period (millions)	$441	$391	$320
Ratios to Average Net Assets:
Gross expenses	1.03%	1.04%	1.05%(5)
Net expenses(6)	0.88%	0.87%	0.93(5)
Net investment income(6)	3.31%	3.13%	3.18(5)
Portfolio Turnover Rate(7)	43%	74%	57%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$9.89	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.36	0.20
Net realized and unrealized gain	(0.38)	0.21
Total Income from Operations	(0.02)	0.41
Less Distributions From:
Net investment income	(0.34)	(0.16)
Net realized gain	(0.09)	(0.36)
Total Distributions	(0.43)	(0.52)
Net Asset Value, End of Period	$9.44	$9.89
Total Return(3)	(0.58)%	4.51%(4)
Net Assets, End of Period (millions)	21	$10
Ratios to Average Net Assets:
Gross expenses	0.88%	0.89%(5)
Net expenses(6)	0.74%	0.72%(5)
Net investment income(6)	3.46%	3.28%(5)
Portfolio Turnover Rate(7)	43%	74%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Real Assets Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$6.43	$8.94	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.02	0.02	0.00(3)
Net realized and unrealized gain	(2.75)	(2.52)	(0.78)
Total Income from Operations	(2.73)	(2.50)	(0.78)
Less Distributions From:
Net investment income	(0.89)	(0.00)(5)	(0.04)
Net realized gain	—	(0.01)	(0.24)
Total Distributions	(0.89)	(0.01)	(0.28)
Net Asset Value, End of Period	$2.81	$6.43	$8.94
Total Return(4)	(44.29)%	(27.95)%	(7.95)%(5)
Net Assets, End of Period (millions)	$0	$214	$223
Ratios to Average Net Assets:
Gross expenses	1.27%	1.24%	1.29%(6)
Net expenses(7)	1.14%	1.20%	1.19(6)
Net investment income(7)	0.39%	0.21%	0.02(6)
Portfolio Turnover Rate(8)	198%	66%	58%(5)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Amounts represent less than 0.01.

(4)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)
Not annualized.

(6)
Annualized.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Real Assets Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$6.50	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.03	0.02
Net realized and unrealized gain	(2.61)	(3.50)
Total Income from Operations	(2.58)	(3.48)
Less Distributions From:
Net investment income	(1.29)	(0.01)
Net realized gain	—	(0.01)
Total Distributions	(1.29)	(0.02)
Net Asset Value, End of Period	$2.63	$6.50
Total Return(3)	(41.64)%	(34.79)%
Net Assets, End of Period (millions)	$0	$4
Ratios to Average Net Assets:
Gross expenses	1.04%	1.09%(5)
Net expenses(6)	0.91%	1.05%(5)
Net investment income(6)	0.50%	0.36%(5)
Portfolio Turnover Rate(7)	198%	66%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$9.83	$9.83	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.28	0.28	0.21
Net realized and unrealized gain	0.59	(0.01)	(0.17)
Total Income from Operations	0.87	0.27	0.04
Less Distributions From:
Net investment income	(0.28)	(0.27)	(0.19)
Net realized gain	—	—	(0.02)
Total Distributions	(0.28)	(0.27)	(0.21)
Net Asset Value, End of Period	$10.42	$9.83	$9.83
Total Return(3)	8.97%	2.77%	0.34%(4)
Net Assets, End of Period (millions)	$1,896	$1,708	$1,500
Ratios to Average Net Assets:
Gross expenses	0.88%	0.89%	0.90%(5)
Net expenses(6)	0.80%	0.81%	0.82(5)
Net investment income(6)	2.80%	2.85%	2.22(5)
Portfolio Turnover Rate(7)	43%	64%	170%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$10.08	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.30	0.20
Net realized and unrealized gain	0.61	0.03
Total Income from Operations	0.91	0.23
Less Distributions From:
Net investment income	(0.30)	(0.15)
Net realized gain	—	—
Total Distributions	(0.30)	(0.15)
Net Asset Value, End of Period	$10.69	$10.08
Total Return(3)	9.11%	2.29%(4)
Net Assets, End of Period (millions)	$99	$29
Ratios to Average Net Assets:
Gross expenses	0.73%	0.74%(5)
Net expenses(6)	0.65%	0.66%(5)
Net investment income(6)	2.90%	3.00%(5)
Portfolio Turnover Rate(7)	43%	64%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$9.84	$9.90	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.33	0.35	0.27
Net realized and unrealized gain	(0.08)	(0.08)	(0.12)
Total Income from Operations	0.25	0.27	0.15
Less Distributions From:
Net investment income	(0.34)	(0.33)	(0.25)
Net realized gain	—	—	—
Total Distributions	(0.34)	(0.33)	(0.25)
Net Asset Value, End of Period	$9.75	$9.84	$9.90
Total Return(3)	2.59%	2.79%	1.52%(4)
Net Assets, End of Period (millions)	$320	$386	$178
Ratios to Average Net Assets:
Gross expenses	0.96%	0.97%	1.00%(5)
Net expenses(6)	0.94%	0.93%	0.94(5)
Net investment income(6)	3.30%	3.51%	2.84(5)
Portfolio Turnover Rate(7)	138%	120%	32%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$10.03	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.34	0.22
Net realized and unrealized gain	(0.07)	(0.03)
Total Income from Operations	0.27	0.19
Less Distributions From:
Net investment income	(0.36)	(0.16)
Net realized gain	—	—
Total Distributions	(0.36)	(0.16)
Net Asset Value, End of Period	$9.94	$10.03
Total Return(3)	2.69%	1.82%(4)
Net Assets, End of Period (millions)	$14	$6
Ratios to Average Net Assets:
Gross expenses	0.82%	0.82%(5)
Net expenses(6)	0.80%	0.78%(5)
Net investment income(6)	3.40%	3.66%(5)
Portfolio Turnover Rate(7)	138%	120%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$9.82	$9.99	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.39	0.38	0.37
Net realized and unrealized gain	0.02	(0.18)	(0.02)
Total Income from Operations	0.41	0.20	0.35
Less Distributions From:
Net investment income	(0.40)	(0.37)	(0.35)
Net realized gain	—	—	(0.01)
Total Distributions	(0.40)	(0.37)	(0.36)
Net Asset Value, End of Period	$9.83	$9.82	$9.99
Total Return(3)	4.18%	2.20%	3.34%(4)
Net Assets, End of Period (millions)	$733	$769	$601
Ratios to Average Net Assets:
Gross expenses	1.11%(5)	1.09%(6)	1.10%(7)
Net expenses(8)	1.00%(5)	0.98%(6)	0.99(7)
Net investment income(8)	3.92%	3.90%	3.88(7)
Portfolio Turnover Rate(9)	84%	79%	64%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Ratio includes interest and dividend expense on short sales which represents less than 0.03%.

(6)
Ratio includes interest and dividend expense on short sales which represents less than 0.00%.

(7)
Annualized.

(8)
Reflects fee waivers and/or expense reimbursements.

(9)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$9.98	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.41	0.26
Net realized and unrealized gain	0.01	(0.08)
Total Income from Operations	0.42	0.18
Less Distributions From:
Net investment income	(0.41)	(0.20)
Net realized gain	—	—
Total Distributions	(0.41)	(0.20)
Net Asset Value, End of Period	$9.99	$9.98
Total Return(3)	4.26%	1.72%(4)
Net Assets, End of Period (millions)	$34	$14
Ratios to Average Net Assets:
Gross expenses	0.96%(5)	0.94%(6)(7)
Net expenses(8)	0.85%(5)	0.83%(6)(7)
Net investment income(8)	4.06%	4.05%(6)
Portfolio Turnover Rate(9)	84%	79%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Ratio includes interest and dividend expense on short sales which represents less than 0.03%.

(6)
Ratio includes interest and dividend expense on short sales which represents less than 0.00%.

(7)
Annualized.

(8)
Reflects fee waivers and/or expense reimbursements.

(9)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$10.11	$9.93	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.16	0.17	0.08
Net realized and unrealized gain	0.58	0.15	(0.09)
Total Income from Operations	0.74	0.32	(0.01)
Less Distributions From:
Net investment income	(0.20)	(0.14)	(0.05)
Net realized gain	(0.04)	—	(0.01)
Total Distributions	(0.24)	(0.14)	(0.06)
Net Asset Value, End of Period	$10.61	$10.11	$9.93
Total Return(3)	7.38%	3.30%	(0.14)%(4)
Net Assets, End of Period (millions)	$878	$862	$230
Ratios to Average Net Assets:
Gross expenses	0.95%	0.95%	0.97%(5)
Net expenses(6)	0.80%	0.80%	0.80(5)
Net investment income(6)	1.56%	1.71%	0.79(5)
Portfolio Turnover Rate(7)	38%	84%	69%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$10.14	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.18	0.13
Net realized and unrealized gain	0.57	0.11
Total Income from Operations	0.75	0.24
Less Distributions From:
Net investment income	(0.21)	(0.10)
Net realized gain	(0.04)	—
Total Distributions	(0.25)	(0.10)
Net Asset Value, End of Period	$10.64	$10.14
Total Return(3)	7.51%	2.42%(4)
Net Assets, End of Period (millions)	$19	$12
Ratios to Average Net Assets:
Gross expenses	0.80%	0.80%(5)
Net expenses(6)	0.65%	0.65%(5)
Net investment income(6)	1.71%	1.86%(5)
Portfolio Turnover Rate(7)	38%	84%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each period:
	Class I
	2020	2019(1)	2018(1)
Net asset value, Beginning of Period	$9.76	$10.20	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.37	0.40	0.27
Net realized and unrealized gain	(0.02)	(0.32)	0.13
Total Income from Operations	0.35	0.08	0.40
Less Distributions From:
Net investment income	(0.41)	(0.35)	(0.20)
Net realized gain	(0.03)	(0.17)	—
Total Distributions	(0.44)	(0.52)	(0.20)
Net Asset Value, End of Period	$9.67	$9.76	$10.20
Total Return(3)	3.76%	1.10%	3.94%(4)
Net Assets, End of Period (millions)	$888	$897	$909
Ratios to Average Net Assets:
Gross expenses(5)	1.73%	1.71%	1.73%(6)
Net expenses(5)(7)	1.34%	1.23%	1.25(6)
Net investment income(7)	3.86%	4.01%	2.82(6)
Portfolio Turnover Rate(8)	119%	109%	111%(4)

(1)
Figures in column 2019 are for the Fiscal Year March 1, 2018 through February 28, 2019. Figures in column 2018 are for the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Ratios include interest and dividend expense on short sales which represent less than 0.16%, 0.12% and 0.12% (annualized) for the year ended February 29, 2020, the year ended February 28, 2019 and the period ended February 28, 2018, respectively.

(6)
Annualized.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (concluded)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each period:
	Class Z
	2020	2019(1)
Net asset value, Beginning of Period	$9.54	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.35	0.31
Net realized and unrealized gain	—	(0.35)
Total Income from Operations	0.35	(0.04)
Less Distributions From:
Net investment income	(0.42)	(0.25)
Net realized gain	(0.03)	(0.17)
Total Distributions	(0.45)	(0.42)
Net Asset Value, End of Period	$9.44	$9.54
Total Return(3)	3.87%	(0.21)%(4)
Net Assets, End of Period (millions)	$41	$15
Ratios to Average Net Assets:
Gross expenses(5)	1.59%	1.56%(6)
Net expenses(5)(7)	1.20%	1.08%(6)
Net investment income(7)	3.75%	4.16%
Portfolio Turnover Rate(8)	119%	109%(4)

(1)
For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Ratios include interest and dividend expense on short sales which represent less than 0.16% and 0.20% (annualized) for the year ended February 29, 2020 and the period ended February 28, 2019, respectively.

(6)
Annualized.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Notes to Financial Statements
February 29, 2020

1. Organization
Brinker Capital Destinations Trust (“Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund currently offers two classes of shares designated as Class I and Class Z shares.
Brinker Capital, Inc. (“Brinker Capital” or the “Adviser”), serves as the investment adviser for the Funds. The Funds employ a multimanager strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them.
2. Accounting Policies
The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.
Each class of shares represents an interest in the same portfolio of investments of each fund and has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
3. Investment valuation
Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the bid price. For equity securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the NewYork Stock Exchange (“NYSE”).
Futures contracts are valued at the settlement price in the market where such contracts are principally traded. Foreign currency forward contracts are valued at the current Business Day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.
Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the bid price. Investments in registered open-end management investment companies are valued at reported net asset value per share.
Securities pledged by the Funds as collateral, if any, are identified as such in the Schedules of Investments.
Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events.

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Adviser pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by a pricing team established by the Adviser in accordance with such procedures under the oversight of the Board’s Valuation Committee as well as the full Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).
Each business day, the Funds use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.
The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:
Level 1 — unadjusted quoted prices in active markets for identical securities.
Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Investments in registered open-end investment management companies are valued based upon the NAVs of such investments on the valuation date and are categorized as Level 1 of the fair value hierarchy.
Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Centrally cleared swaps listed or traded on the multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.
In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:
	Total Fair Value at February 29, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund
Investments, at value
Common Stocks:
Basic Materials	$93,033,489	$93,033,489	$—	$—
Communications	611,174,660	611,174,660	—	—
Consumer Cyclical	250,980,797	250,980,797	—	—
Consumer Non-cyclical	965,219,498	965,219,498	—	—
Energy	168,290,151	168,290,151	—	—
Financial	554,070,022	552,253,778	—	1,816,244
Industrial	337,283,613	337,283,613	—	—
Technology	722,462,519	722,148,531	—	313,988
Utilities	87,859,781	87,859,781	—	—
Preferred Stocks	5,282,634	—	—	5,282,634

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund (continued)
Investments, at value (continued)
Short-Term Investments:
Time Deposits	$56,601,011	$—	$56,601,011	$—
Money Market Fund	12,604,329	12,604,329	—	—
Total Investments, at value	$3,864,862,504	$3,800,848,627	$56,601,011	$7,412,866
Other Financial Instruments – Liabilities
Futures Contract	$(804,032)	$(804,032)	$—	$—
Total Other Financial Instruments – Liabilities	$(804,032)	$(804,032)	$—	$—
Destinations Small-Mid Cap Equity Fund
Investments, at value
Common Stocks	$893,742,407	$893,742,407	$—	$—
Exchange Traded Funds (ETFs)	22,361,504	22,361,504	—	—
Short-Term Investments:
Time Deposits	21,718,879	—	21,718,879	—
Money Market Fund	19,060,258	19,060,258	—	—
Total Investments, at value	$956,883,048	$935,164,169	$21,718,879	$—
Destinations International Equity Fund
Investments, at value
Common Stocks:
Argentina	$5,600,616	$5,600,616	$—	$—
Australia	18,366,661	—	18,366,661	—
Austria	6,670,423	—	6,670,423	—
Belgium	2,439,311	—	2,439,311	—
Bermuda	6,150,431	853,723	5,296,708	—
Brazil	39,934,241	22,112,157	17,822,084	—
Canada	28,195,653	28,195,653	—	—
China	183,835,685	56,739,176	127,096,509	—
Denmark	9,792,850	—	9,792,850	—
Egypt	5,225,173	—	5,225,173	—
Finland	860,828	—	860,828	—
France	119,708,352	—	119,708,352	—
Germany	107,070,898	—	107,070,898	—
Greece	3,498,053	—	3,498,053	—
Hong Kong	25,702,811	1,453,158	24,249,653	—
Hungary	1,980,258	—	1,980,258	—
India	133,913,911	982,595	132,398,520	532,796
Indonesia	16,951,299	—	16,951,299	—
Ireland	15,662,608	3,069,338	12,593,270	—
Israel	8,328,334	4,972,093	3,356,241	—
Italy	7,794,918	—	7,794,918	—
Japan	262,290,317	—	262,290,317	—
Malaysia	3,691,689	—	3,691,689	—
Mexico	24,350,436	2,885,194	21,465,242	—
Netherlands	44,663,726	9,916,569	34,747,157	—
Panama	3,411,982	3,411,982	—	—
Peru	3,800,326	3,800,326	—	—
Philippines	17,231,815	—	17,231,815	—

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations International Equity Fund (continued)
Investments, at value (continued)
Common Stocks: (continued)
Poland	$2,848,492	$—	$2,848,492	$—
Portugal	13,663,875	—	13,663,875	—
Russia	8,836,487	7,706,488	1,129,999	—
Saudi Arabia	2,117,794	—	2,117,794	—
Singapore	3,292,087	—	3,292,087	—
South Africa	22,685,176	298,709	22,386,467	—
South Korea	59,938,110	—	59,938,110	—
Spain	17,077,012	—	17,077,012	—
Sweden	45,368,955	—	45,368,955	—
Switzerland	104,801,256	—	104,801,256	—
Taiwan	62,101,724	25,143,334	36,958,390	—
Thailand	14,404,536	—	14,404,536	—
United Arab Emirates	9,025,970	—	9,025,970	—
United Kingdom	149,281,449	3,219,727	146,057,753	3,969
United States	66,754,044	66,754,044	—	—
Exchange Traded Funds (ETFs)	243,042,944	243,042,944	—	—
Preferred Stock	793,594	—	—	793,594
Short-Term Investments:
Time Deposits	41,308,599	—	41,308,599	—
U.S. Government Agency	15,897,417	—	15,897,417	—
Money Market Fund	28,222,760	28,222,760	—	—
Total Investments, at value	$2,018,585,886	$518,380,586	$1,498,874,941	$1,330,359
Other Financial Instruments – Liabilities
Options Contracts Written	$(37,232)	$(22,458)	$(14,774)	$—
Forward Foreign Currency Contracts	(591,500)	—	(591,500)	—
Total Other Financial Instruments – Liabilities	$(628,732)	$(22,458)	$(606,274)	$—
Destinations Equity Income Fund
Investments, at value
Common Stocks	$388,915,566	$388,915,566	$—	$—
Exchange Traded Funds (ETFs)	58,708,332	58,708,332	—	—
Convertible Preferred Stocks	7,173,169	7,173,169	—	—
Equity Linked Note	1,190,129	—	1,190,129	—
Short-Term Investments:
Time Deposits	7,354,971	—	7,354,971	—
Money Market Fund	10,505,100	10,505,100	—	—
Total Investments, at value	$473,847,267	$465,302,167	$8,545,100	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(83,980)	$(83,980)	$—	$—
Total Other Financial Instruments – Liabilities	$(83,980)	$(83,980)	$—	$—
Destinations Real Assets Fund
Investments, at value
Exchange Traded Funds (ETFs)	$340,817	$340,817	$—	$—
Short-Term Investments:
Time Deposits	56,810	—	56,810	—
Total Investments, at value	$397,627	$340,817	$56,810	$—

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Core Fixed Income Fund
Investments, at value
Collateralized Mortgage Obligations	$445,229,579	$—	$445,229,579	$—
U.S. Government Agencies & Obligations	439,055,316	—	439,055,316	—
Mortgage-Backed Securities	419,490,506	—	419,490,506	—
Corporate Bonds & Notes	391,012,074	—	391,012,074	—
Asset-Backed Securities	151,339,653	—	151,339,653	—
Senior Loans	25,966,592	—	25,966,592	—
Sovereign Bonds	17,293,433	—	17,293,433	—
Municipal Bonds	3,949,084	—	3,949,084	—
Open-End Fund	2,062,517	2,062,517	—	—
Common Stock	13,773	13,773	—	—
Short-Term Investments:
Time Deposits	34,123,985	—	34,123,985	—
U.S. Government Obligations	71,156,776	—	71,156,776	—
Money Market Fund	415,800	415,800	—	—
Total Investments, at value	$2,001,109,088	$2,492,090	$1,998,616,998	$—
Destinations Low Duration Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$213,889,657	—	$213,889,657	$—
Senior Loans	49,741,307	—	44,980,285	4,761,022**
Asset-Backed Securities	26,445,631	—	26,445,631	—
Collateralized Mortgage Obligations	20,849,532	—	20,849,532	—
U.S. Government Obligations	5,325,828	—	5,325,828	—
Mortgage-Backed Security	607,772	—	607,772	—
Sovereign Bonds	408,030	—	408,030	—
Exchange Traded Fund (ETF)	4,052,507	4,052,507	—	—
Common Stock	201,059	—	—	201,059
Short-Term Investments:
Commercial Papers	11,272,543	—	11,272,543	—
Time Deposits	20,709,431	—	20,709,431	—
Money Market Fund	1,300	1,300	—	—
Total Investments, at value	$353,504,597	$4,053,807	$344,488,709	$4,962,081
Other Financial Instruments – Liabilities
Forward Foreign Currency Contracts	$(106,251)	$—	$(106,251)	$—
Total Other Financial Instruments – Liabilities	$(106,251)	$—	$(106,251)	$—
Destinations Global Fixed Income Opportunities Fund
Investments, at value
Corporate Bonds & Notes:
Argentina	$800,253	$—	$800,253	$—
Australia	7,004,542	—	7,004,542	—
Austria	558,848	—	558,848	—
Bahamas	9,581,437	—	9,581,437	—
Bermuda	8,941,163	—	8,941,163	—
Brazil	17,898,852	—	17,898,852	—
British Virgin Islands	22,110,350	—	22,110,350	—
Canada	3,550,289	—	3,550,289	—
Cayman Islands	28,512,072	—	28,512,072	—
Chile	18,767,245	—	18,767,245	—

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Global Fixed Income Opportunities Fund (continued)
Investments, at value (continued)
Colombia	$11,361,249	$—	$11,361,249	$—
Denmark	651,852	—	651,852	—
Dominican Republic	1,156,386	—	1,156,386	—
France	4,112,978	—	4,112,978	—
Germany	3,372,517	—	3,372,517	—
Hong Kong	3,398,136	—	3,398,136	—
India	10,676,281	—	10,676,281	—
Indonesia	3,685,008	—	3,685,008	—
Ireland	3,255,000	—	3,255,000	—
Israel	3,079,784	—	3,079,784	—
Italy	12,790,205	—	12,790,205	—
Luxembourg	3,336,954	—	3,336,954	—
Malaysia	17,758,513	—	17,758,513	—
Marshall Islands	6,527,320	—	6,527,320	—
Mauritius	3,038,116	—	3,038,116	—
Mexico	29,625,204	—	29,625,204	—
Multinational	3,824,782	—	3,824,782	—
Netherlands	21,726,053	—	21,726,053	—
Norway	1,672,000	—	1,672,000	—
Panama	10,792,635	—	10,792,635	—
Peru	1,256,405	—	1,256,405	—
Philippines	4,623,734	—	4,623,734	—
Portugal	2,996	—	—	2,996
Singapore	26,607,455	—	26,607,455	—
Switzerland	3,547,588	—	3,547,588	—
Thailand	3,216,005	—	3,216,005	—
United Kingdom	14,830,084	—	14,830,084	—
United States	209,628,178	—	208,475,068	1,153,110
Senior Loans	73,555,318	—	72,485,481	1,069,837
Sovereign Bonds	32,672,520	—	32,672,520	—
Common Stocks:
Colombia	116,372	116,372	—	—
United States	12,534,505	8,305,366	—	4,229,139
Preferred Stocks:
Bermuda	2,824,317	2,824,317	—	—
United States	15,130,901	13,834,901	1,296,000	—
Warrants:
Brazil	—*	—	—	—*
United States	8,883	8,883	—	—
Short-Term Investments:
Commercial Papers	36,947,475	—	36,947,475	—
Time Deposits	57,388,725	—	57,388,725	—
Money Market Fund	811,800	811,800	—	—
Total Investments, at value	$769,269,285*	$25,901,639	$736,912,564	$6,455,082*
Other Financial Instruments – Asset
Forward Foreign Currency Contract	$5,162	$—	$5,162	$—
Total Other Financial Instruments – Assets	$5,162	$—	$5,162	$—

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Global Fixed Income Opportunities Fund (continued)
Investments, at value (continued)
Other Financial Instruments – Liabilities
Options Contracts Written	$(147,326)	$(147,326)	$—	$—
Forward Foreign Currency Contract	(170,461)	—	(170,461)	—
Securities Sold Short:
Common Stocks	(228,073)	(228,073)	—	—
Corporate Bonds & Notes	(3,525,913)	—	(3,525,913)	—
Total Other Financial Instruments – Liabilities	$(4,071,773)	$(375,399)	$(3,696,374)	$—
Destinations Municipal Fixed Income Fund
Investments, at value
Municipal Bonds	$841,002,533	$—	$841,002,533	$—
Short-Term Investments:
Time Deposits	24,434,712	—	24,434,712	—
Municipal Bonds	31,195,608	—	31,195,608	—
Total Investments, at value	$896,632,853	$—	$896,632,853	$—
Destinations Multi Strategy Alternatives Fund
Investments, at value
Collateralized Mortgage Obligations	$222,449,220	$—	$222,449,220	$—
Corporate Bonds & Notes:
Communications	38,288,127	—	38,288,127	—
Consumer Cyclical	10,459,000	—	10,459,000	—
Consumer Non-cyclical	29,679,096	—	29,679,096	—
Energy	6,993,946	—	6,993,946	—
Financial	18,010,439	1,988,707	16,021,732	—
Senior Loans	26,925,785	—	26,925,785	—
Asset-Backed Securities	3,310,209	—	3,310,209	—
Municipal Bonds	170	—	—	170
Common Stocks:
Communications	16,914,230	16,914,230	—	—
Consumer Non-cyclical	86,484,125	86,484,125	—	—
Diversified	36,067,520	36,067,520	—	—
Financial	28,405,656	28,405,656	—	—
Industrial	4,862,833	4,862,833	—	—
Utilities	31,136	—	31,136	—
Open-End Fund	156,409,331	156,409,331	—	—
Closed-End Funds	121,578,278	121,578,278	—	—
Preferred Stocks	3,775,899	3,775,899	—	—
Warrants:
Diversified	2,000,902*	2,000,902	—	—*
Energy	962,892	20,417	—	942,475
Financial	31,389	31,389	—	—
Rights	73,824	73,824	—	—
Purchased Swaptions	3,557,554	—	3,557,554	—
Short-Term Investments:
Time Deposits	105,477,279	—	105,477,279	—
U.S. Government Obligation	10,763,324	—	10,763,324	—
Money Market Fund	2,235,598	2,235,598	—	—
Total Investments, at value	$935,747,762*	$460,848,709	$473,956,408	$942,645*

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Multi Strategy Alternatives Fund (continued)
Investments, at value (continued)
Other Financial Instruments – Assets
OTC Credit Default Swaps	$1,028,837	$—	$1,028,837	$—
Total Other Financial Instruments – Assets	$1,028,837	$—	$1,028,837	$—
Other Financial Instruments – Liabilities
Swaptions Contracts Written	$(1,286,937)	$—	$(1,286,937)	$—
OTC Credit Default Swaps	(229,742)	—	(229,742)	—
Securities Sold Short:
Corporate Bonds & Notes	(7,335,690)	—	(7,335,690)	—
Exchange Traded Funds (ETFs)	(56,136,080)	(56,136,080)	—	—
Common Stocks	(8,088,227)	(8,088,227)	—	—
Total Other Financial Instruments – Liabilities	$(73,076,676)	$(64,224,307)	$(8,852,369)	$—

*
Includes securities that are fair valued by the Board at $0.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.
The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year March 1, 2019 through February 29, 2020:
	Total	Common Stocks	Corporate Bonds & Notes	Preferred Stocks	Senior Loans	Warrants	Municipal Bonds
Destinations Large Cap Equity Fund
Balance as of February 28, 2019	$1,991,162	$1,584,623	$—	$406,539	$—	$—	—
Purchases	5,271,392	313,989	—	4,957,403	—	—	—
(Sales/Paydowns)	—	—	—	—	—	—	—
Total realized gain (loss)	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	150,312	231,620	—	(81,308)	—	—	—
Transfers In	—	—	—	—	—	—	—
Transfers Out	—	—	—	—	—	—	—
Balance as of February 29, 2020	$7,412,866	$2,130,232	$—	$5,282,634	$—	$—	—
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2020	$150,312	$231,620	$—	$(81,308)	$—	$—	—
Destinations International Equity Fund
Balance as of February 28, 2019	$4,107	$4,107	$—	$—	$—	$—	—
Purchases	1,655,538	861,944	—	793,594	—	—	—
(Sales/Paydowns)	—	—	—	—	—	—	—
Total realized gain (loss)	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(329,286)	(329,286)	—	—	—	—	—
Transfers In	—	—	—	—	—	—	—
Transfers Out	—	—	—	—	—	—	—
Balance as of February 29, 2020	$1,330,359	$536,765	$—	$793,594	$—	$—	—

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
	Total	Common Stocks	Corporate Bonds & Notes	Preferred Stocks	Senior Loans	Warrants		Municipal Bonds
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2020	$(329,286)	$(329,286)	$—	$—	$—		$—	—
Destinations Low Duration Fixed Income Fund
Balance as of February 28, 2019	$264,017	$264,017	$—	$—	$—		$—	—
Purchases	4,761,599	—	—	—	4,761,599		—	—
(Sales/Paydowns)	—	—	—	—	—		—	—
Accrued Discounts (premiums)	—	—	—	—	—		—	—
Total realized gain (loss)	—	—		—	—		—	—
Change in unrealized appreciation (depreciation)	(63,535)	(62,958)	—	—	(577)		—	—
Transfers In	—	—	—	—	—		—	—
Transfers Out	—	—		—	—		—	—
Balance as of February 29, 2020	$4,962,081	$201,059	$—	$—	$4,761,022**		$—	—
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2020	$(63,535)	$(62,958)	$—	$—	$(577)		$—	—
Destinations Global Fixed Income Opportunities Fund
Balance as of February 28, 2019	$4,869,557	$3,799,720	$—	$—	$1,069,837		$—	—
Purchases	2,089,470*	909,120	1,180,350	—	—		—*	—
(Sales/Paydowns)	—	—	—	—	—		—	—
Accrued Discounts (premiums)	—	—	—	—	—		—	—
Total realized gain (loss)	—	—	—	—	—		—	—
Change in unrealized appreciation (depreciation)	(503,945)	(479,701)	(24,244)	—	—		—	—
Transfers In	—	—	—	—	—		—	—
Transfers Out	—	—	—	—	—		—	—
Balance as of February 29, 2020	$6,455,082*	$4,229,139	$1,156,106	$—	$1,069,837	$	—*	—
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2020	$(503,945)	$(479,701)	$(24,244)	$—	$—		$—	—

*
Includes securities that are fair valued at $0.

**
The following table summarizes the valuation technique used and unobservable input approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments.

	Fair Value at February 29, 2020	Valuation technique	Unobservable Input	Range
Senior Loans	$4,761,022	Transaction Analysis	Transaction Price	$99.9375

Notes to Financial Statements
February 29, 2020 (continued)

3. Investment valuation (continued)
Destinations Multi Strategy Alternatives Fund
Balance as of February 28, 2019	$	—*	$—	$	—*	$—	$—	$—	$—
Purchases		5,584,468*	—		—	—	—	5,584,456*	12
(Sales/Paydowns)		—*	—		—*	—	—	—	—
Accrued Discounts (premiums)		—	—		—	—	—	—	—
Total realized gain (loss)		—*	—		—*	—	—	—	—
Change in unrealized appreciation (depreciation)		(4,641,823)*	—		—*	—	—	(4,641,981)*	158
Transfers In		—	—		—	—	—	—	—
Transfers Out		—	—		—	—
Balance as of February 29, 2020		$942,645*	$—		$—	$—	$—	$942,475*	$170
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2020		$(4,641,823)	$—		$—	$—	$—	$(4,641,981)*	$158

*
Includes securities that are fair valued at $0.

4. Accounting for Derivative Instruments
Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. All open derivative positions at period end for each Fund are disclosed in the Fund’s Schedule of Investments. The following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:
(a)
Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.
(b)
Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
(c)
Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.
The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
(d)
Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e)
Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and changes in Net Assets. Details of purchased swaptions contracts held at period end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.
When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.
(f)
Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
i.
Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.
For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.
Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.
ii.
Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.
iii.
Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

iv.
Total Return Swaps. Certain Funds may enter into total return swaps to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swaps are agreements where the total return of a reference asset is paid in exchange for periodic cash flows, either fixed or variable, and typically a floating rate such as LIBOR +/- a basis point spread. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gain or loss from swap contracts on the Statement of Operations.

v.
Variance Swaps. Certain Funds may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at February 29, 2020:
Destinations Large Cap Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liabilities derivatives
Unrealized depreciation on open futures contracts(a)	$—	$—	$—	$804,032	$804,032
	$—	$—	$—	$804,032	$804,032
Effect of Derivative Instruments on the Statements of Operations of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$—	$—	$—	$2,412,165	$2,412,165
	$—	$—	$—	$2,412,165	$2,412,165
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$(1,612,097)	$(1,612,097)
	$—	$—	$—	$(1,612,097)	$(1,612,097)
Destinations International Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$37,232	$37,232
Unrealized depreciation on forward foreign currency contracts(e)	—	591,500	—	—	591,500
	$—	$591,500	$—	$37,232	$628,732

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on options contracts written	$—	$—	$—	$21,720	$21,720
Net realized gain (loss) on forward foreign currency contracts	—	506,593	—	—	506,593
	$—	$506,593	$—	$21,720	$528,313
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—	$—	$—	$96,373	$96,373
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(711,196)	—	—	(711,196)
	$—	$(711,196)	$—	$96,373	$(614,823)
Destinations Equity Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$83,980	$83,980
	$—	$—	$—	$83,980	$83,980
Effect of Derivative Instruments on the Statements of Operations of February 29, 2020
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—	$—	$—	$(27,230)	$(27,230)
	$—	$—	$—	$(27,230)	$(27,230)
Destinations Low Duration Fixed Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on forward foreign currency contracts(e)	$—	$106,251	$—	$—	$106,251
	$—	$106,251	$—	$—	$106,251
Effect of Derivative Instruments on the Statements of Operations of February 29, 2020

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on forward foreign currency contracts	$—	$500,630	$—	$—	$500,630
	$—	$500,630	$—	$—	$500,630
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(78,951)	$—	$—	$(78,951)
	$—	$(78,951)	$—	$—	$(78,951)
Destinations Global Fixed Income Opportunities Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts(f)	$—	$5,162	$—	$—	$5,162
	$—	$5,162	$—	$—	$5,162
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$147,326	$147,326
Unrealized depreciation on forward foreign currency contracts(e)	—	170,461	—	—	170,461
	$—	$170,461	$—	$147,326	$317,787

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on options contracts written	$—	$—	$—	$22,590	$22,590
Net realized gain (loss) on forward foreign currency contracts	—	966,465	—	—	966,465
	$—	$966,465	$—	$22,590	$989,055
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—	$—	$—	$(92,060)	$(92,060)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(122,208)	—	—	(122,208)
	$—	$(122,208)	$—	$(92,060)	$(214,268)
Destinations Multi Strategy Alternatives Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on swap contracts(g)	$—	$—	$1,028,837	$—	$1,028,837
Interest rate purchased swaption contracts(i)	3,557,554	—	—	—	3,557,554
	$3,557,554	$—	$1,028,837	$—	$4,586,391
Liability derivatives
Interest rate swaptions contracts written outstanding(d)	$1,286,937	$—	$—	$—	$1,286,937
Unrealized depreciation on swap contracts(h)	—	—	229,742	—	229,742
	$1,286,937	$—	$229,742	$—	$1,516,679
Effect of Derivative Instruments on the Statements of Operations as of February 29, 2020
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on options contracts written	$—	$—	$—	$67,926	$67,926
Net realized gain (loss) on forward foreign currency contracts	—	18,374	—	—	18,374
Net realized gain (loss) on swap contracts	—	—	425,853	—	425,853
	$—	$18,374	$425,853	$67,926	$512,153

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on interest rate swaptions contracts written	$(1,286,937)	$—	$—	$—	$(1,286,937)
Net change in unrealized appreciation (depreciation) on interest rate purchased swaption contracts	3,557,554	—	—	—	3,557,554
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	72,219	—	—	72,219
Net change in unrealized appreciation (depreciation) on swap contracts	—	—	799,095	—	799,095
	$2,270,617	$72,219	$799,095	$—	$3,141,931

(a)
Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table.

(b)
Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written, swaptions contracts written swap contracts.

(c)
Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written, swaptions contracts written and swap contracts.

(d)
Statements of Assets and Liabilities location: Options contracts written, at value, swaptions contracts written, at value.

(e)
Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.

(f)
Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.

(g)
Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

(h)
Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

(i)
Statements of Assets and Liabilities location: Investments, at value.

The average notional amounts of futures contracts, swaps contracts, forward foreign currency contracts, and the average market value of purchased options, options contracts written, purchased swaptions and swaptions contracts written during the year ended February 29, 2020 were as follows:
Destinations Large Cap Equity Fund
Average notional amounts
Futures contracts	$10,466,708
Destinations International Equity Fund
Average notional amounts
Option contracts written	$46,264
Forward foreign currency contracts	17,432,632

Notes to Financial Statements
February 29, 2020 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations Equity Income Fund
Average notional amounts
Option contracts written	$83,980
Forward foreign currency contracts	50,152
Destinations Low Duration Fixed Income Fund
Average notional amounts
Forward foreign currency contracts	$6,647,950
Destinations Global Fixed Income Opportunities Fund
Average notional amounts
Option contracts purchases	$8,322
Option contracts written	38,752
Forward foreign currency contracts	13,002,243
Destinations Multi Strategy Alternatives Fund
Average notional amounts
Interest Rate Swaption contracts purchased	$2,225,141
Interest Rate Swaption contracts written	944,511
Option contracts written	37,510
Forward foreign currency contracts	796,803
5. Accounting for Other Instruments
(a)
Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(b)
Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(c)
Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 5(o).
The following table presents securities on loan that are subject to enforceable netting arrangements as of February 29, 2020.
Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Asset Amount Presented in Statements of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)(c)	Net Amount (Not Less than $0)
Destinations Large Cap Equity Fund	$12,438,844	$—	$(12,438,844)	$—
Destinations Small-Mid Cap Equity Fund	18,527,821	—	(18,527,821)	—
Destinations International Equity Fund	26,724,492	—	(26,724,492)	—
Destinations Equity Income Fund	9,637,949	—	(9,637,949)	—
Destinations Core Fixed Income Fund	392,040	—	(392,040)	—
Destinations Low Duration Fixed Income Fund	1,277	—	(1,277)	—
Destinations Global Fixed Income Opportunities Fund	752,796	—	(752,796)	—
Destinations Multi Strategy Alternatives Fund	2,205,719	—	(2,205,719)	—

(a)
Represents market value of securities on loan at period end.

(b)
The Funds received cash collateral of  $12,604,329, $19,060,258, $28,222,760, $10,505,100, $415,800, $1,300, $811,800 and $2,235,598, respectively, which was subsequently invested in Federated Government Obligations Fund as reported in the Schedules of Investments.

(c)
The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
The table below represents the disaggregation at February 29, 2020 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.
	Remaining Contractual Maturity of the Agreements As of February 29, 2020
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$12,604,329	$—	$—	$—	$12,604,329
Total Borrowings	$12,604,329	$—	$—	$—	$12,604,329
Gross amount of recognized liabilities for securities lending transactions					$12,604,329
Destinations Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$19,060,258	$—	$—	$—	$19,060,258
Total Borrowings	$19,060,258	$—	$—	$—	$19,060,258
Gross amount of recognized liabilities for securities lending transactions					$19,060,258
Destinations International Equity Fund
Securities Lending Transactions
Common Stocks	$28,222,760	$—	$—	$—	$28,222,760
Total Borrowings	$28,222,760	$—	$—	$—	$28,222,760
Gross amount of recognized liabilities for securities lending transactions					$28,222,760
Destinations Equity Income Fund
Securities Lending Transactions
Common Stocks	$9,650,900	$—	$—	$—	$9,650,900
Exchange Traded Funds (ETFs)	854,200	—	—	—	854,200
Total Borrowings	$10,505,100	$—	$—	$—	$10,505,100
Gross amount of recognized liabilities for securities lending transactions					$10,505,100
Destinations Core Fixed Income Fund
Securities Lending Transactions
Corporate Securities	$415,800	$—	$—	$—	$415,800
Total Borrowings	$415,800	$—	$—	$—	$415,800
Gross amount of recognized liabilities for securities lending transactions					$415,800
Destinations Low Duration Fixed Income Fund
Securities Lending Transactions
Exchange Traded Funds (ETFs)	$1,300	$—	$—	$—	$1,300
Total Borrowings	$1,300	$—	$—	$—	$1,300
Gross amount of recognized liabilities for securities lending transactions					$1,300

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
	Remaining Contractual Maturity of the Agreements As of February 29, 2020
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Global Fixed Income Opportunities Fund
Securities Lending Transactions
Corporate Securities	$811,800	$—	$—	$—	$811,800
Total Borrowings	$811,800	$—	$—	$—	$811,800
Gross amount of recognized liabilities for securities lending transactions					$811,800
Destinations Multi Strategy Alternatives Fund
Securities Lending Transactions
Closed-End Funds	$381,920	$—	$—	$—	$381,920
Common Stocks	1,853,678	–	—	—	1,853,678
Total Borrowings	$2,235,598	$—	$—	$—	$2,235,598
Gross amount of recognized liabilities for securities lending transactions					$2,235,598

(d)
To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in “Net realized gain (loss) on investments” on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.
(e)
Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.
(f)
Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(g)
Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence.Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(h)
Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of Funds that do not hold sufficient foreign securities to meet the above 50% threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds.

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
(i)
Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j)
Distributions to Shareholders. The Funds distribute their investment income periodically. It is the policy of the Destinations Equity Income and Destinations Multi Strategy Alternatives Funds to distribute their investment income quarterly. It is the policy of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity, Destinations International Equity and Destinations Real Assets Funds to distribute their investment income annually. It is the policy of the Destinations Core Fixed Income, Destinations Municipal Fixed Income, Destinations Global Fixed Income Opportunities and Destinations Low Duration Fixed Income Funds to distribute their investment income monthly. The Funds will make distributions of any undistributed capital gains earned annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

(k)
All distributions will be paid in cash. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

(l)
Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken on the 2018 tax returns.

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
(m)
Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

For the year ended February 29, 2020, the Funds made the following reclassifications between total distributable earnings and paid-in capital:
	Total distributable earnings (losses)	Paid-in capital
Destinations Large Cap Equity Fund	$—	$—
Destinations Small-Mid Cap Equity Fund	—	—
Destinations International Equity Fund	4,439	(4,439)
Destinations Equity Income Fund	—	—
Destinations Real Assets Fund	—	—
Destinations Core Fixed Income Fund	136,957	(136,957)
Destinations Low Duration Fixed Income Fund	268,300	(268,300)
Destinations Global Fixed Income Opportunities Fund	1,110,587	(1,110,587)
Destinations Municipal Fixed Income Fund	1,426,290	(1,426,290)
Destinations Multi Strategy Alternatives Fund	8,456	(8,456)

(n)
Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board.

(o)
Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(p)
Senior Floating-Rate Loans. Certain Funds may purchase assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

In connection with bank loan interests, Funds may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The fund is obligated to fund these commitments at borrower’s discretion. In connection with these commitments, Funds earn a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period. Funds have sufficient cash/securities to cover commitments.

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
The following table summarizes the Funds’ wholly and partially unfunded loans positions as of February 29, 2020.
	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Appreciation/ (Depreciation)
Destinations Core Fixed Income Fund
MED ParentCo LP (partially unfunded)	$8,679	$8,600	$8,522	$(78)
Mister Car Wash Holdings Inc. (wholly unfunded)	1,609	1,601	1,582	(19)
	$10,288	$10,201	$10,104	$(97)
Destinations Global Fixed Income Opportunities Fund
Wrench Group LLC. (wholly unfunded)	$1,451,103	$1,451,103	$1,429,336	$(21,767)

(q)
Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at February 29, 2020 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 3).
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of February 29, 2020.
	Assets	Liabilities
Derivative Instruments(a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Destinations International Equity Fund:
Forward foreign currency contracts	$—	$591,500
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$—	$591,500
Destinations Low Duration Fixed Income Fund:
Forward foreign currency contracts	$—	$106,251
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$—	$106,251
Destinations Global Fixed Income Opportunities Fund:
Forward foreign currency contracts	$5,162	$170,461
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$5,162	$170,461
Destinations Multi Strategy Alternatives Fund:
Swaptions contracts	$3,557,554	$1,286,937
Swap contracts(b)	1,028,837	229,742
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$4,586,391	$1,516,679

(a)
Excludes exchange-traded derivatives.

(b)
The total value of the net amounts of assets and liabilities is comprised of Swap contracts, at value on the Statements of Assets and Liabilities less the net value of the Upfront premiums paid (received) disclosed in the Fund’s Schedules of Investments.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of February 29, 2020.
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(c)	Other Cash Collateral(e)	Net Amount(d)
Destinations International Equity Fund
Over-the-counter
HSBC Bank USA	$427,760	$—	$—	$427,760
JPMorgan Chase & Co	48,244	—	—	48,244
Morgan Stanley	115,496	—	—	115,496
Total Over-the-counter derivative instruments	$591,500	$—	$—	$591,500

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(c)	Other Cash Collateral(e)	Net Amount(d)
Destinations Low Duration Fixed Income Fund
Over-the-counter
Brown Brothers Harriman & Co.	$106,251	$—	$—	$106,251
Total Over-the-counter derivative instruments	$106,251	$—	$—	$106,251

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(e)	Net Amount(b)
Destinations Global Fixed Income Opportunities Fund
Over-the-counter
Brown Brothers Harriman & Co.	$5,162	$(5,162)	$—	$—
Total Over-the-counter derivative instruments	$5,162	$(5,162)	$—	$—

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(c)	Other Cash Collateral(e)	Net Amount(d)
Destinations Global Fixed Income Opportunities Fund
Over-the-counter
Brown Brothers Harriman & Co.	$170,461	$(5,162)	$—	$165,299
Total Over-the-counter derivative instruments	$170,461	$(5,162)	$—	$165,299

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(e)	Net Amount(b)
Destinations Multi Strategy Alternatives Fund
Over-the-counter
Goldman Sachs & Co	$4,586,391	$(1,286,937)	$—	$3,299,454
Total Over-the-counter derivative instruments	$4,586,391	$(1,286,937)	$—	$3,299,454

Notes to Financial Statements
February 29, 2020 (continued)

5. Accounting for Other Instruments (continued)
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(c)	Other Cash Collateral(e)	Net Amount(d)
Destinations Multi Strategy Alternatives Fund
Over-the-counter
Goldman Sachs & Co	$1,286,937	$(1,286,937)	$—	$—
Morgan Stanley Capital Services LLC	229,742	—	—	229,742
Total Over-the-counter derivative instruments	$1,516,679	$(1,286,937)	$—	$229,742

(a)
Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)
Net amount represents the new amount receivable from the counterparty in the event of default.

(c)
Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(d)
Net amount represents the net amount payable to the counterparty in the event of default.

(e)
In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

6. Significant Risks and Uncertainties
(a)
Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(b)
Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c)
Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(d)
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Notes to Financial Statements
February 29, 2020 (continued)

6. Significant Risks and Uncertainties (continued)
(e)
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

7. Investment Management Agreement
Brinker Capital, Inc., serves as investment adviser to the Trust pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust and Brinker Capital. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Adviser on behalf of the Funds (“Sub-advisory Agreements”). Under the Advisory Agreement, each Fund pays Brinker Capital an investment advisory fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. Brinker Capital pays each Sub-adviser a sub-advisory fee from its investment advisory fees.
The maximum allowable annual management fee represents the total amount that could be charged to each Fund. The aggregate subadvisory fee expected to be paid by Brinker Capital to the Sub-advisers and the maximum fee expected to be retained by Brinker Capital for the Trust’s current fiscal year are indicated below:
Fund	Subadvisory Fee	Brinker Capital Inc. Fee	Maximum Allowable Annual Management Fee
Destinations Large Cap Equity Fund	0.23%	0.39%	0.75%
Destinations Small-Mid Cap Equity Fund	0.47%	0.39%	0.90%
Destinations International Equity Fund	0.53%	0.39%	1.00%
Destinations Equity Income Fund	0.26%	0.39%	0.80%
Destinations Real Assets Fund	0.52%	0.39%	1.00%
Destinations Core Fixed Income Fund	0.18%	0.39%	0.65%
Destinations Low Duration Fixed Income Fund	0.30%	0.39%	0.70%
Destinations Global Fixed Income Opportunities Fund	0.35%	0.39%	0.85%
Destinations Municipal Fixed Income Fund	0.16%	0.39%	0.70%
Destinations Multi Strategy Alternatives Fund	0.57%	0.39%	1.35%
Each Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of additional voluntary fee waivers. Effective March 20, 2017, Brinker Capital has contractually agreed to waive a portion of its advisory fee with respect to any Fund until the period ended June 30, 2020 in order to keep the Fund’s management fees from exceeding 0.39% more than the total amount of sub-advisory fees paid by Brinker Capital with respect to such Fund. The agreement may be amended or terminated only with the consent of the Board of Trustees.

Notes to Financial Statements
February 29, 2020 (continued)

7. Investment Management Agreement (continued)
For the year ended February 29, 2020, the amounts waived by the Adviser were as follows:
Fund
Destinations Large Cap Equity Fund	$5,140,568
Destinations Small-Mid Cap Equity Fund	363,761
Destinations International Equity Fund	1,478,368
Destinations Equity Income Fund	673,076
Destinations Real Assets Fund	133,775
Destinations Core Fixed Income Fund	1,489,218
Destinations Low Duration Fixed Income Fund	57,401
Destinations Global Fixed Income Opportunities Fund	876,917
Destinations Municipal Fixed Income Fund	1,355,495
Destinations Multi Strategy Alternatives Fund	3,637,206
8. Class Specific Expenses
The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, shareholder servicing.
Shares of different classes are available to different eligible investors.
Class I Shares. Class I Shares are intended for investors participating in Destinations, an investment advisory program, sponsored by Brinker Capital or through certain third party advisory programs which includes a sub-transfer agent fee. The sub-transfer agent fee is calculated at a maximum annual rate of 0.15% of the average daily net assets of the I share class.
Class Z Shares. Class Z Shares are intended for investors participating in Destinations, an investment advisory program, available through certain third party advisory program that does not include a sub-transfer agent fee.
For the year ended February 29, 2020, class specific expenses were as follows:
Sub-Transfer Agent Fees
Fund	Class I
Destinations Large Cap Equity Fund	$5,521,280
Destinations Small-Mid Cap Equity Fund	1,429,272
Destinations International Equity Fund	2,658,828
Destinations Equity Income Fund	663,931
Destinations Real Assets Fund	151,107
Destinations Core Fixed Income Fund	2,721,793
Destinations Low Duration Fixed Income Fund	557,053
Destinations Global Fixed Income Opportunities Fund	1,145,817
Destinations Municipal Fixed Income Fund	1,299,588
Destinations Multi Strategy Alternatives Fund	1,336,094

Notes to Financial Statements
February 29, 2020 (continued)

9. Investments
During the year ended February 29, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:
Fund	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Destinations Large Cap Equity Fund	$2,125,397,239	$1,823,254,446	$—	$—
Destinations Small-Mid Cap Equity Fund	1,050,189,712	1,079,135,733	—	—
Destinations International Equity Fund	783,556,519	487,409,829	—	—
Destinations Equity Income Fund	272,264,935	190,106,169	—	—
Destinations Real Assets Fund	181,491,769	314,832,873	—	—
Destinations Core Fixed Income Fund	865,443,495	756,548,427	513,963,896	422,055,933
Destinations Low Duration Fixed Income Fund	392,600,941	380,831,433	6,664,222	4,521,995
Destinations Global Fixed Income Opportunities Fund	533,220,903	526,418,043	5,749,358	5,857,090
Destinations Municipal Fixed Income Fund	353,133,534	312,705,295	—	—
Destinations Multi Strategy Alternatives Fund	973,120,553	979,598,380	—	377,174
At February 29, 2020, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:
[Data for table to be provided by tax]
Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Destinations Large Cap Equity Fund	3,446,379,355	657,985,567	(240,306,450)	417,679,117
Destinations Small-Mid Cap Equity Fund	925,668,412	112,415,699	(81,201,063)	31,214,636
Destinations International Equity Fund	1,832,612,519	300,633,021	(115,288,386)	185,344,635
Destinations Equity Income Fund	491,326,266	24,843,468	(42,406,447)	(17,562,979)
Destinations Real Assets Fund	446,259	—	(48,632)	(48,632)
Destinations Core Fixed Income Fund	1,917,259,925	98,900,822	(15,051,659)	83,849,163
Destinations Low Duration Fixed Income Fund	359,435,482	1,637,566	(7,674,702)	(6,037,136)
Destinations Global Fixed Income Opportunities Fund	772,277,822	11,085,802	(18,160,950)	(7,075,148)
Destinations Municipal Fixed Income Fund	846,611,497	53,049,511	(3,028,155)	50,021,356
Destinations Multi Strategy Alternatives Fund	869,630,390	36,143,751	(45,620,218)	(9,476,467)
10. Shares of Beneficial Interest
At February 29, 2020, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of  $0.001 per share. At February 29, 2020, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Notes to Financial Statements
February 29, 2020 (continued)

10. Shares of Beneficial Interest (continued)
Transactions in shares of each Fund’s Class were as follows:
	Year ended February 29, 2020		Year ended February 29, 2020		Year ended February 28, 2019		Period ended February 28, 2019*
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I		Class Z
Destinations Large Cap Equity Fund
Shares sold	55,833,978	687,696,868	15,736,460	157,982,878	101,792,492	1,129,725,279	8,374,344	82,958,463
Shares issued on reinvestment	5,452,518	70,064,855	460,720	4,805,308	8,817,901	92,147,062	325,972	2,777,276
Shares repurchased	(49,220,911)	(606,829,956)	(2,851,258)	(28,981,975)	(54,731,880)	(643,323,422)	(1,342,871)	(12,343,692)
Net Increase	12,065,585	150,931,767	13,345,922	133,806,211	55,878,513	578,548,919	7,357,445	73,392,047
Destinations Small-Mid Cap Equity Fund
Shares sold	12,974,190	151,392,598	3,926,655	37,418,996	34,664,792	371,756,983	2,255,609	22,691,457
Shares issued on reinvestment	3,236,287	38,932,538	250,284	2,425,248	3,886,724	38,556,303	139,990	1,128,317
Shares repurchased	(19,809,318)	(232,103,803)	(950,305)	(9,090,425)	(17,268,373)	(193,629,966)	(363,167)	(3,142,418)
Net Increase (Decrease)	(3,598,841)	(41,778,667)	3,226,634	30,753,819	21,283,143	216,683,320	2,032,432	20,677,356
Destinations International Equity Fund
Shares sold	41,598,348	484,248,356	7,845,508	78,919,083	52,618,227	553,782,717	3,921,131	37,465,208
Shares issued on reinvestment	1,187,481	14,344,776	89,687	945,298	1,768,142	17,486,924	61,041	526,783
Shares repurchased	(25,123,957)	(289,422,489)	(1,334,948)	(13,517,569)	(26,142,011)	(289,212,441)	(511,301)	(4,606,198)
Net Increase	17,661,872	209,170,643	6,600,247	66,346,812	28,244,358	282,057,200	3,470,871	33,385,793
Destinations Equity Income Fund
Shares sold	14,986,440	158,290,331	1,587,337	16,258,551	14,820,009	146,101,281	1,144,805	11,442,280
Shares issued on reinvestment	1,691,913	18,155,522	71,021	741,452	2,088,485	20,394,007	46,257	434,586
Shares repurchased	(9,777,889)	(103,715,628)	(445,465)	(4,556,237)	(10,089,294)	(102,029,957)	(161,426)	(1,541,776)
Net Increase	6,900,464	72,730,225	1,212,893	12,443,766	6,819,200	64,465,331	1,029,636	10,335,090
Destinations Real Assets Fund
Shares sold	2,779,890	15,254,257	937,465	4,902,446	15,078,673	138,429,624	703,514	5,826,365
Shares issued on reinvestment	138,405	449,817	1,159	3,372	55,796	337,006	1,890	11,547
Shares repurchased	(35,993,638)	(151,381,248)	(1,545,939)	(6,519,094)	(6,821,564)	(56,134,660)	(93,006)	(634,022)
Net Increase (Decrease)	(33,075,343)	(135,677,174)	(607,315)	(1,613,276)	8,312,905	82,631,970	612,398	5,203,890
Destinations Core Fixed Income Fund
Shares sold	34,380,206	348,432,072	7,760,079	80,705,308	51,629,353	504,965,401	3,123,658	31,239,465
Shares issued on reinvestment	4,959,666	50,302,690	187,545	1,957,744	4,484,582	43,781,187	35,951	358,837
Shares repurchased	(31,128,067)	(315,867,814)	(1,562,545)	(16,349,302)	(34,866,632)	(340,488,950)	(322,483)	(3,221,197)
Net Increase	8,211,805	82,866,948	6,385,079	66,313,750	21,247,303	208,257,638	2,837,126	28,377,105
Destinations Low Duration Fixed Income Fund
Shares sold	6,658,834	65,581,427	1,341,971	13,490,093	26,087,024	257,497,046	687,831	6,912,149
Shares issued on reinvestment	1,310,138	12,874,976	43,242	432,843	922,285	9,068,735	8,602	86,000
Shares repurchased	(14,321,550)	(140,784,379)	(557,121)	(5,578,498)	(5,827,894)	(57,419,750)	(86,440)	(865,282)
Net Increase	(6,352,578)	(62,327,976)	828,092	8,344,438	21,181,415	209,146,031	609,993	6,132,867
Destinations Global Fixed Income Opportunities Fund
Shares sold	12,198,838	120,893,391	2,633,293	26,572,816	32,997,812	326,225,606	1,660,540	16,628,666
Shares issued on reinvestment	3,083,228	30,502,657	107,530	1,080,878	2,770,666	27,223,257	25,960	257,546
Shares repurchased	(18,945,526)	(187,943,047)	(763,975)	(7,700,048)	(17,652,417)	(173,684,915)	(248,378)	(2,465,584)
Net Increase (Decrease)	(3,663,460)	(36,546,999)	1,976,848	19,953,646	18,116,061	179,763,948	1,438,122	14,420,628
Destinations Municipal Fixed Income Fund
Shares sold	13,652,537	141,594,898	915,589	9,524,563	75,603,154	756,168,946	1,447,265	14,466,808
Shares issued on reinvestment	1,910,895	19,854,143	36,105	376,396	1,013,048	10,104,941	10,976	109,817
Shares repurchased	(18,012,053)	(186,875,852)	(406,771)	(4,237,551)	(14,507,379)	(144,701,847)	(262,065)	(2,633,236)
Net Increase (Decrease)	(2,448,621)	(25,426,811)	544,923	5,663,408	62,108,823	621,572,040	1,196,176	11,943,389

Notes to Financial Statements
February 29, 2020 (continued)

10. Shares of Beneficial Interest (continued)
	Year ended February 29, 2020		Year ended February 29, 2020		Year ended February 28, 2019		Period ended February 28, 2019*
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I		Class Z
Destinations Multi Strategy Alternatives Fund
Shares sold	14,551,118	140,648,524	3,440,337	32,455,097	35,970,092	364,349,389	2,040,589	20,189,598
Shares issued on reinvestment	4,267,551	40,884,655	158,287	1,477,184	4,873,632	46,982,654	63,263	586,237
Shares repurchased	(18,854,124)	(181,461,416)	(801,300)	(7,529,152)	(38,135,236)	(387,871,442)	(508,098)	(4,963,160)
Net Increase	(35,455)	71,763	2,797,324	26,403,129	2,708,488	23,460,601	1,595,754	15,812,675

*
The values shown represent the period from Fund’s Class Z inception (July 16, 2018) through the period ended February 28, 2019.

11. Dividend and Tax Components of Capital
The tax character of distributions paid during the fiscal period ended February 29, 2020, were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Ordinary Income	41,295,232	11,215,806	15,376,815	16,792,818
Net Long-term Capital. Gains	34,002,229	30,353,057	—	2,205,211
Total Distributions Paid	$75,297,461	$41,568,863	$15,376,815	$18,998,029

	Destinations Real Assets Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Ordinary Income	459,413	52,523,816	13,376,930	31,752,175
Net Long-term Capital. Gains	—	—	—	—
Total Distributions Paid	$459,413	$52,523,816	$13,376,930	$31,752,175

	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Distributions paid from:
Tax Exempt	$16,998,371	$—
Ordinary Income	2,027,519	39,443,838
Net Long-term Capital. Gains	1,339,135	3,081,629
Total Distributions Paid	$20,365,025	$42,525,467

Notes to Financial Statements
February 29, 2020 (continued)

11. Dividend and Tax Components of Capital (continued)
As of February 29, 2020, the components of accumulated earnings on a tax basis were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund
Undistributed ordinary income—net	$34,300,307	$13,323,269	$—	$4,163,184
Undistributed long-term capital gains—net	59,980,116	10,989,727	—	3,015,335
Undistributed tax-exempt income—net	—	—	—	—
Total Undistributed earnings	94,280,423	24,312,996	—	7,178,519
Capital Loss Carryforward	—	—	(23,428,533)	—
Current Year Late Year Loss Deferral	—	—	(1,254,048)	—
Unrealized appreciation (depreciation)	417,678,935(a)	31,214,637(a)	184,151,645(a)	(17,572,559)(a)
Total accumulated earnings/(losses)—net	$511,959,358	$55,527,633	$159,469,064	$(10,394,040)

	Destinations Real Assets Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund
Undistributed ordinary income—net	$404,366	$3,663,077	$851,759	$1,912,457
Undistributed long-term capital gains—net	—	—	—	—
Undistributed tax-exempt income—net	—	—	—	—
Total Undistributed earnings	404,366	3,663,077	851,759	1,912,457
Capital Loss Carryforward	(199,433,708)	(5,525,515)	(1,313,758)	(12,200,690)
Current Year Late Year Loss Deferral	—	—	—	—
Unrealized appreciation (depreciation)	(48,633)(a)	83,849,066(a)	(6,036,246)(a)	(7,082,011)(a)
Total accumulated earnings/(losses)—net	$(199,077,975)	$81,986,628	$(6,498,245)	$(17,370,244)

	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Undistributed ordinary income—net	$364,147	$3,839,414
Undistributed long-term capital gains—net	1,018,862	—
Undistributed tax-exempt income—net	330,236	—
Total Undistributed earnings	1,713,245	3,839,414
Capital Loss Carryforward	—	(21,216,726)
Current Year Late Year Loss Deferral	—	—
Unrealized appreciation (depreciation)	50,021,356(a)	(9,476,468)(a)
Total accumulated earnings/(losses)—net	$51,734,601	$(26,853,780)

(a)
The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, ROC dividends received, real estate investments, the difference between book and tax amortization methods, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements
February 29, 2020 (concluded)

12. Capital Loss Carry Forward
As of February 29, 2020, the Funds had the following net capital loss carryforwards remaining:
Year of Expiration	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
Short-Term	$—	$—	$15,755,724	$—	$31,975,664
Long-Term .	—	—	7,672,809	—	167,458,044
	$—	$—	$23,428,533	$—	$199,433,708

Year of Expiration	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Short-Term	$1,647,286	$728,222	$3,368,906	$—	$—
Long-Term .	3,878,229	585,536	8,831,784	—	21,216,726
	$5,525,515	$1,313,758	$12,200,690	$—	$21,216,726
13. Subsequent Events
The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.
14. Recent Accounting Pronouncements
The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended February 29, 2020. The adjusted cost basis of securities at February 29, 2020 are as follows:
Fund
Destinations Core Fixed Income Fund	$136,957
Destinations Low Duration Fixed Income Fund	268,300
Destinations Global Fixed Income Opportunities Fund	1,110,588
Destinations Municipal Fixed Income Fund	1,426,290
Destinations Multi Strategy Alternatives Fund	8,456
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Brinker Capital Destinations Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (the “Funds”), each a series of Brinker Capital Destinations Trust (the “Trust”), including the schedules of investments, as of February 29, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two year in the period then ended and for the period March 20, 2017 (commencement of operations) to February 28, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended and for the period ended February 28, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, brokers, private companies, transfer agent and agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 29, 2020

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited)

Approval of Management Agreement and Sub-advisory Agreements
Brinker Capital Destinations Trust (“Trust” and, each series thereof a “Fund”) and Brinker Capital, Inc. (“Manager”), have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager both selects investments in third-party funds and serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to a separate investment advisory agreement (each, a “Sub-advisory Agreement” and collectively, the “Sub-advisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each Sub-adviser.
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially, as well as renewed annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of any approvals or renewals of the Agreements, the Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.
At an in-person meeting held on December 3-4, 2019 (“December Meeting”), the Board, including a majority of the Independent Trustees, extended to December 31, 2019 and renewed the Management Agreement for an additional one-year period, thereafter. In addition, each of the Sub-advisory Agreements listed in the table below were similarly extended and renewed at the December Meeting. The rationale for the extensions was to accommodate intra-month differences in the timing of Board meetings year over year. In doing so, the Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and to evaluate the performance of the Manager and Sub-advisers under the Agreements. The Trustees were assisted in their review by Fund counsel and counsel to those Trustees who are Independent and/or not an affiliated person of the Trust, and met in executive sessions separate from representatives of the Manager and Sub-advisers.
Sub-adviser Name	Fund(s)
Avenue Capital Management II, L.P.	♦ Destinations Multi Strategy Alternatives Fund
BAMCO, Inc.	♦ Destinations International Equity Fund
BlackRock Investment Management, Inc.	♦ Destinations Core Fixed Income Fund
♦ Destinations Large Cap Equity Fund
Ceredex Value Advisors LLC	♦ Destinations Small-Mid Cap Equity Fund
Columbia Management Investment Advisers, LLC	♦ Destinations Large Cap Equity Fund
CrossingBridge Advisors, LLC	♦ Destinations Global Fixed Income Opportunities Fund
♦ Destinations Low Duration Fixed Income Fund
Delaware Investments Fund Advisers/ Macquarie Investment Management	♦ Destinations Large Cap Equity Fund
DoubleLine Capital LP	♦ Destinations Core Fixed Income Fund
♦ Destinations Global Fixed Income Opportunities Fund
♦ Destinations Low Duration Fixed Income Fund
Driehaus Capital Management LLC	♦ Destinations Multi Strategy Alternatives Fund
♦ Destinations Small-Mid Cap Equity Fund
Federated Equity Management Company of Pennsylvania	♦ Destinations Equity Income Fund
FIAM LLC	♦ Destinations Municipal Fixed Income Fund
LMCG Investments, LLC	♦ Destinations Small-Mid Cap Equity Fund
♦ Destinations Multi Strategy Alternatives Fund

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited) (continued)

Sub-adviser Name	Fund(s)
MFS Investment Management	♦ Destinations International Equity Fund
Northern Trust Investments, Inc.	♦ Destinations Municipal Fixed Income Fund
Nuveen Asset Management, LLC	♦ Destinations Global Fixed Income Opportunities Fund
RiverNorth Capital Management, LLC	♦ Destinations Multi Strategy Alternatives Fund
Strategas Asset Management, LLC	♦ Destinations Large Cap Equity Fund
T. Rowe Price Associates, Inc.	♦ Destinations International Equity Fund
♦ Destinations Large Cap Equity Fund
Wasatch Advisors Inc	♦ Destinations International Equity Fund
In voting to renew the Agreements, the Trustees considered whether the renewal of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.
Nature, Extent and Quality of the Services Provided Under the Agreements
The Board received and considered information regarding the nature, extent and quality of services that had been provided to the Funds by the Manager and the Sub-advisers under the Agreements. The Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers to the Board and the Manager’s ongoing supervision of the Sub-advisers, including the Manager’s process for determining how Fund assets are allocated among the applicable Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services provided to the Trust and its shareholders. The Board noted information received at Board meetings related to the services provided by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund assets allocated to it, as well as the qualifications, experience and responsibilities of the portfolio managers for the portion of the Fund assets managed by that Sub-adviser and other key personnel of the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, as applicable, how the Sub-adviser complemented each of the other Sub-advisers to that Fund. The Board also considered the background and experience of each Sub-adviser’s portfolio managers. The Trustees also considered the services that the Manager provides to the Funds in directly managing a portion of the Funds’ portfolios, which are invested in shares of third-party exchange-traded funds (“ETFs”), and the fact that the Manager determines how best to allocate each Fund’s portfolio between passive investments in ETFs and active investments through the Sub-advisers.
The Trustees also discussed the terms of the Sub-advisory Agreements and considered the Manager’s favorable assessment of the nature and quality of the Sub-advisers’ services. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of the Manager and each Sub-adviser.
At the December Meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds. In its discussion with the Funds’ portfolio managers at the meetings throughout the year, the Board elicited information about their experience with the various Sub-advisers, noting that the portfolio managers generally were familiar with the various Sub-advisers and their investment strategies through the portfolio managers’ experience in managing separate accounts that had exposure to the Sub-advisers’ investment strategies through investments in third-party registered investment companies. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.
The Board concluded, in the context of its full deliberations, that, overall, the nature, extent and quality of services expected to be provided under the renewed Agreements were adequate and appropriate.

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited) (continued)

Fund Performance
As to each Fund, at the December Meeting the Board received and considered performance information provided by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at Board meetings throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, for each Sub-adviser, the Board received and considered performance information provided by the Manager for the portion of the respective Fund’s assets allocated to it. The Board determined that these factors supported a decision to renew the Agreements.
Management Fees and Expense Ratios
As to each Fund, the Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager and by the Manager to the Sub-advisers in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements were in place for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers would not increase the fees or expenses otherwise incurred by a Fund and its shareholders. Further, the Board considered that, as a result of the contractual advisory fee waivers, the Manager would not retain a different percentage of the overall advisory fee based on the Sub-advisers selected, the fees charged to Sub-advisers or the allocation of a Fund’s assets among Sub-advisers. The Board also reviewed with management the scope of services provided to the Funds by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief operational and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers. Additionally, the Board received and considered information comparing each Funds’ Contractual Management Fees and Actual Management Fees and the Fund’s actual total expenses with those of a group of funds selected by Broadridge.
The Board determined, in the context of its full deliberations, that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.
Manager Profitability
The Board considered the profits realized by the Manager in connection with the operation of the Funds, and whether the amount of profit was a fair entrepreneurial profit for the management of the Funds. In particular, the Board considered that the Manager retained a maximum amount of compensation (as a percentage of Fund assets) from each Fund as a result of the contractual fee waivers. The Board also considered the profitability of the Manager for providing advisory services to the Funds as an overall complex, noting that the Manager implemented its model-based investment advice through allocations of assets among the Funds. The Board also considered the Funds’ operating expenses and the impact of any fee waivers and expense reimbursements on the Manager’s profits. As to each Fund, the Board concluded, in the context of its full deliberations, that the Manager’s level of profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing, sub-advisory services to the Funds.

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited) (concluded)

Economies of Scale
As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
Other Benefits to the Manager and the Sub-advisers
As to each Fund, the Board considered other benefits received or that could be expected to be received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.
In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.
Based on the Trustee’s discussions and considerations, including those described above, the Board extended the Agreements to December 31, 2019 and renewed the Agreements for another year, thereafter. No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve or renew the Agreements.

Additional Information (unaudited)

Trustees and Officers of the Trust
The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, the Manager, the Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.
Brinker Capital, Inc. (“Brinker” or the “Manager”) serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.
The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-877-771-7979.
Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES*
Ellyn L. Brown Brown Associates 11055 Greenspring Ave, Annex A Lutherville, MD 21093 Birth Year: 1950	Chair of the Board of Trustees	Chair as of April 1, 2018; Trustee Since 2017	Retired Attorney since 2006. Former Principal of Brown & Associates from 1996 to 2006.	10	CNO Financial Group, Inc. since 2012, Walter Investment Management Corp. from 2013 to 2017, NYSE-Euronext (and predecessor entities) from 2006 to 2013, NYSE Regulation, Inc. from 2010 to 2014, Financial Industry Regulatory Authority, Inc. (FINRA) from 2007 to 2012, Financial Accounting Foundation, Inc. from 2007 to 2012.
J. Scott Coleman, CFA 7 Forest Road Wayne, PA 19087 Birth Year: 1960	Trustee	Since 2017	Retired since 2015. President and CEO of Optimum Fund Trust from 2011 to 2015. President of Delaware Distributors from 2008 to 2015. Executive Vice President, Head of Distribution and Marketing, Delaware Investments 2008 to 2015. In addition, Head of Macquarie Investment Management EMEA Distribution from 2012 to 2015. Managing Director at Goldman Sachs & Co. from 2001 to 2008.	10	Optimum Fund Trust from 2011 to 2015.

Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Nicholas Marsini, Jr. 120 St. Moritz Drive Wilmington, DE 19807 Birth Year: 1955	Trustee, Chair of Audit Committee	Since 2017	Retired since 2016. Regional President of PNC Bank, Delaware from 2011 to 2016. Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from 1997 to 2010.	10	FundVantage Trust, Third Avenue Trust, Third Avenue Variable Series Trust.
Gregory E. McGowan Franklin Templeton 300 SE 2nd Street Fort Lauderdale, FL 33301 Birth Year: 1949	Trustee	Since 2017	President and CEO, GEMPENN Global Consultancy, Inc. since 2016. Senior Strategic Advisor, Franklin Templeton Investments in 2016. Executive Vice President, Director and General Counsel of Templeton International, Inc. from 1992 to 2016. Executive Vice President, Secretary and General Counsel of Templeton Global Advisors Limited (a Bahamian corporation) from 1992 to 2016.	10	Global Capital PLC (Malta Public Company), Franklin Templeton Sealand Fund Management Co. Ltd., China Life Franklin Asset Management Company Limited, Templeton Investment Counsel LLC, Franklin Templeton Trustee Services Private Limited (India), Franklin Templeton International Services S.A. (Luxembourg), Franklin Templeton Investments (Asia) Limited, Franklin Templeton Investments Japan Ltd., Templeton Asset Management Ltd. (Singapore), Franklin Templeton Holding Limited (Mauritius), Franklin Templeton Investment Services Mexico, S. de R. L.

*
Each Trustee remains in office until he or she resigns, retires or is removed.

INTERESTED TRUSTEES*
Joseph V. Del Raso Pepper Hamilton LLP 3000 Two Logan Square, 18th & Arch Streets Philadelphia, PA 19103-2799 Birth Year: 1952	Trustee	Since 2017 (Chair of the Board until April 1, 2018)	Partner at Pepper Hamilton LLP (law firm) since 1998.	10	Global Capital PLC (Malta Public Company).
Noreen D. Beaman Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1964	Trustee and Chief Executive Officer	Since 2018	Chief Executive Officer of Brinker Capital, Inc. since 2012.	10	PIMCO RIA Advisory Board, MMI Board of Governors, MMI Leadership Pathway, Envestnet Institute Women In Wealth; St. Peter’s University Board of Trustees (2014 to 2017).

*
Each Trustee remains in office until he or she resigns, retires or is removed.

Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS*
Philip Green, Jr. Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1970	Chief Financial Officer & Treasurer	Since January 2017	Chief Financial Officer, Brinker Capital Holdings Inc., Brinker Capital Inc. and Brinker Capital Securities since 2000.
Brian Ferko Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1971	Chief Compliance Officer & Anti-Money Laundering Officer	Since January 2017	Chief Compliance Officer of Brinker Capital, Inc. since 2015; Chief Compliance Officer of Brinker Capital, Inc. contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of CCS from 2012 to 2015.
Jason B. Moore Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1972	President	Since January 2017	Chief Solutions Officer, Brinker Capital, Inc. since 2019; Chief Administrative Officer, Brinker Capital, Inc. from 2016 to 2019; Managing Director, Morgan Stanley from 2012 to 2016.
Donna Marley Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1955	Chief Operating Officer	Since April 2017	Senior Vice President of Funds, Brinker Capital, Inc. since 2017; Executive Director, Morgan Stanley from 2009 to 2017.
Peter Townsend Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1977	Secretary & Deputy Chief Compliance Officer	Since January 2017	Deputy Funds Chief Compliance Officer at Brinker Capital, Inc. since 2017; Director of Compliance at Penn Capital Management Company, Inc. from 2015 to 2017; Director of Compliance at Cipperman Compliance Services from 2013 to 2015; Associate at J.P. Morgan Chase & Co. from 2008 to 2013.
Charles Widger Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1945	Investment Officer	Since January 2017	Executive Chairman of Brinker Capital, Inc. since 2012.
Jeffrey Raupp, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1969	Chief Investment Officer	Since January 2017	Chief Investment Officer of Brinker Capital, Inc. since 2018; Director of Investments of Brinker Capital, Inc. since 2017; Senior Vice President of Brinker Capital, Inc. in 2016; Senior Investment Manager of Brinker Capital, Inc. from 2008 to 2016.
Amy Magnotta, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1978	Investment Officer	Since January 2017	Senior Vice President and Head of Discretionary Portfolios of Brinker Capital Inc. since 2017; Senior Investment Manager of Brinker Capital, Inc. from 2008 to 2017.

Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Leigh Lowman, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1982	Investment Officer	Since January 2017	Investment Manager, Brinker Capital, Inc. since 2017; Senior Investment Analyst, Brinker Capital, Inc. from 2015 to 2017; Outreach Analyst, The Investment Fund for Foundations from 2014 to 2015; Senior Associate, Mondrian Investment Partners from 2011 to 2014.
Christopher Hart Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1971	Investment Officer	Since January 2017	Senior Vice President and Head of Platform Manager Research at Brinker Capital, Inc. since 2017; Senior Vice President in 2016; Core Investment Manager at Brinker Capital, Inc. from 2014 to 2016; Investment Director at RS Investments 2013; Vice President/Investment Officer at Morgan Stanley Smith Barney from 2006 to 2013.
Timothy Holland, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1969	Investment Officer	Since June 2017	Senior Vice President and Global Investment Strategist of Brinker Capital, Inc. since 2017; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.
Kristin Pilipzeck Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1987	Investment Officer	Since March 2019	Investment Analyst, Brinker Capital, Inc. since 2017; Operations Associate, Brinker Capital, Inc. from 2010-2017.

*
The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure
Four of the six Trustees on the Board (66.67%) are not “interested persons” (as defined in the 1940 Act) of the Trust and are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). Ms. Brown, an Independent Trustee, serves as Chair of the Board. There are three primary committees of the Board: the Audit Committee, the Governance Committee and the Valuation Committee. The Audit Committee is chaired by Mr. Marsini and includes all of the Independent Trustees. The Governance Committee is chaired by Mr. Del Raso and includes Ms. Beaman and Messrs. McGowan and Coleman. The Valuation Committee includes Messrs. Marsini and McGowan. The Board has determined that this leadership structure is appropriate given (i) the specific characteristics and circumstances of the Trust, (ii) the services that the Manager and its affiliates and the Sub-advisers provide to the Trust, and (iii) the potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.
Board Oversight of Risk Management
The Board considers risk management as part of its general oversight responsibilities. As is the case with virtually all mutual funds, service providers to the Trust, primarily the Manager and the Sub-advisers, have responsibility for the day-to-day management of the Funds, including risk management, which may encompass the management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk. As part of its oversight, the Board, acting at its scheduled meetings, or the Chair of the Board or the appropriate Committee, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including, but not limited to, the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings

Additional Information (unaudited) (continued)

the Audit Committee Chair corresponds with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds, many of which are reviewed by the Board. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust, counsel to the Manager, and counsel to the Independent Trustees and non-management Trustees regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.
Individual Trustee Qualifications
The Board believes that each Trustee’s experience, qualifications, attributes or skills individually and in combination with those of the other Trustees support the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and protect the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness The Board also believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with each other and with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; or other life experiences. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that the various Trustees have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board.
Board Committees
The Trust has an Audit Committee. The members of the Audit Committee consist of all the Independent Trustees of the Trust, namely Ms. Brown, Mr. Coleman, Mr. Marsini, Jr. and Mr. McGowan. The Trust also has a Governance Committee composed of Ms. Beaman, Mr. Coleman, Mr. Del Raso and Mr. McGowan. Third, the Trust has a Valuation Committee, composed of Mr. Marsini and Mr. McGowan. The Board at times may constitute other committees of the Board to assist in the evaluation of specific matters.
The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and reviews the compensation of the independent registered public accounting firm. The Audit Committee also pre-approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any advisory affiliates. The Audit Committee met twice during the Trust’s most recent fiscal year.
The primary responsibility of the Governance Committee is to support the Board in providing effective and efficient governance of the Trust. The Governance Committee gathers necessary information and reviews and considers, on behalf of all of the Trustees, the Trust’s Management Agreement, Sub-advisory Agreements, and agreements with the Trust’s distributor, and assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The Governance Committee also reviews the compensation to be paid to the Board and coordinates the Board’s annual self-assessment for the purposes of evaluating the performance and effectiveness of the Board.

Additional Information (unaudited) (concluded)

The Valuation Committee oversees the implementation and application of the Trust’s pricing and valuation procedures and recommends to the Board any proposed changes to the procedures, as needed. The Valuation Committee has delegated daily authority to a pricing team at the Manager to make all necessary determinations of fair value of the portfolios securities for which market quotations are not readily available or are deemed unreliable. All actions of the Manager’s pricing team must be reported to and are subject to review by the Valuation Committee. The Board or the Valuation Committee must approve any material changes to the fair value procedures used by the Manager’s pricing team. Upon the request of the Board, a member of the Valuation Committee, or its delegee, will provide a report on the prior meeting of the Valuation Committee at the next scheduled quarterly meeting of the Board.
Review of Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Liquidity Risk Management Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.
At a meeting of the Board held on December 3, 2019, the Trustees received a report from the Liquidity Risk Management Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Risk Management Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on September 21, 2018. The Liquidity Risk Management Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Management Committee further noted that no material changes have been made to the Program since its implementation.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2020:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	92.54%	100.00%	77.78%	100.00%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	100.00%	92.00%	4.21%	47.50%	71.01%
Foreign Taxes Paid			$2,496,987
Foreign Source Income			$26,849,918
Foreign Tax Paid Per Share	—	—	0.01	—	—
Foreign Source Income Per Share	—	—	0.15	—	—
	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	17.98%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	—	17.82%
Interest from Tax-Exempt Obligations	—	—	—	100%	—

Brinker Capital Destinations Trust
Investment Adviser
Brinker Capital, Inc.
1055 Westlakes Drive, Suite 250
Berwyn, PA 19312
www.brinkercapital.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
www.morganlewis.com
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
www.taitweller.com
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risk, objectives, fees and expenses, experience of its management, and other information.
Visit www.destinationsfunds.com for more information.
DSA_AR

ITEM 2. CODE OF ETHICS.

As of the period ended February 29, 2020 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1). The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Nicholas Marsini Jr. possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Marsini as the Registrant’s audit committee financial expert. Mr. Marsini is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2020 and February 28, 2019 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $209,000 in 2020 and $201,000 in 2019.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2020 and February 28, 2019, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2020 and $0 in 2019.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2020 and February 28, 2019, for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,000 in 2020 and $25,000 in 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2020 and February 28, 2019, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2020 and $0 for 2019.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Brinker Capital Destinations Trust provides that the Committee may pre-approve all audit and permitted non-audit services the independent auditor provides to a Fund, and all services that the independent auditor provides to the Fund’s investment adviser(s) and advisory affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2020 and 0% for 2019; Tax Fees were 0% for 2020 and 0% for 2019; and Other Fees were 0% for 2020 and 0% for 2019.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2020 and $0 for 2019.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on their evaluations of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s last fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(a)(4) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brinker Capital Destinations Trust
By:	/s/ Jason B. Moore
Jason B. Moore
President

Date:	May 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jason B. Moore
Jason B. Moore
President

Date:	May 6, 2020

Brinker Capital Destinations Trust
By:	/s/ Philip Green, Jr.
Philip Green, Jr.
Chief Financial Officer and Treasurer

Date:	May 6, 2020